UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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ARIAD Pharmaceuticals, Inc.

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HARVEY J. BERGER, M.D.
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

May    , 2014

Dear Fellow Stockholder,

I am pleased to invite you to attend our 2014 annual meeting of stockholders, which will be held on Wednesday, June 25, 2014, beginning at 10:00 A.M. EDT, at our corporate offices in Cambridge, Massachusetts.

This year, you are being asked to:

1.	Elect three Class 2 directors to serve on the Board of Directors until the 2017 annual meeting;

2.	Approve the adoption of a Section 382 rights agreement designed to preserve the substantial amount of our net operating loss carry forwards and other tax benefits;

3.	Approve the adoption of our new 2014 Long-Term Incentive Plan;

4.	Approve amendments to our Amended and Restated 1997 Employee Stock Purchase Plan, as amended, to increase the number of shares available for issuance thereunder and extend the term;

5.	Approve, on an advisory basis, the compensation of our named executive officers, as disclosed in this proxy statement;

6.	Ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for 2014; and

7.	Transact such other business as may properly come before the annual meeting and any adjournments or postponements thereof.

Our Board of Directors urges you to read the accompanying proxy statement carefully and recommends the approval of each of the proposals.

At the meeting, we also will report on our development and business plans for the upcoming year. We will provide you with an opportunity to meet members of our management team and Board of Directors and will be available to respond to questions that you may have. Information on registering to attend the meeting or viewing a webcast of the meeting on the Internet is included in the proxy statement.

Under the Securities and Exchange Commission’s rules, we have elected to deliver our proxy materials to the majority of our stockholders over the Internet. This delivery process allows us to provide stockholders with the information they need, while, at the same time, conserve natural resources and lower the cost of delivery. We intend to begin mailing to our stockholders a Notice of Internet Availability of Proxy Materials on or about May 9, 2014 containing instructions on how to access our proxy statement for our 2014 annual meeting and our 2013 annual report to stockholders. The notice will also provide instructions on how to vote online or by telephone and will include instructions on how to receive a paper copy of the proxy materials by mail.

We hope that you will be able to join us at our annual meeting. Whether or not you expect to attend, it is important that you cast your vote either in person or by proxy. You may vote by attending the meeting in person, by phone or the Internet or by mailing a completed proxy card if you received written proxy materials.

I look forward to seeing you at this year’s annual meeting.

Sincerely yours,

Harvey J. Berger, M.D.

ARIAD PHARMACEUTICALS, INC.

26 Landsdowne Street

Cambridge, Massachusetts 02139-4234

NOTICE OF 2014 ANNUAL MEETING OF STOCKHOLDERS

JUNE 25, 2014

10:00 A.M. EDT

The 2014 annual meeting of stockholders (the “Annual Meeting”) of ARIAD Pharmaceuticals, Inc. (“ARIAD” or the “Company”) will be held on Wednesday, June 25, 2014 at 10:00 A.M. EDT, at our corporate offices located at 26 Landsdowne Street, Cambridge, Massachusetts 02139-4234. The purposes of the Annual Meeting, as more fully described in the accompanying proxy statement, are to:

1.	Elect three Class 2 directors to serve on the Board of Directors (the “Board”) until the 2017 annual meeting;

2.	Approve the adoption of a Section 382 rights agreement designed to preserve the substantial amount of the Company’s net operating loss carry forwards and other tax benefits;

3.	Approve the adoption of our new 2014 Long-Term Incentive Plan;

4.	Approve amendments to our Amended and Restated 1997 Employee Stock Purchase Plan, as amended, to increase the number of shares available for issuance thereunder and extend the term;

5.	Approve, on an advisory basis, the compensation of our named executive officers, as disclosed in this proxy statement;

6.	Ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for 2014; and

7.	Transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

Only those holders of our common stock of record as of the close of business on April 28, 2014 are entitled to receive notice of, to attend and to vote at the Annual Meeting and any adjournments or postponements of the meeting. A total of 186,798,293 shares of our common stock were issued and outstanding as of that date. Each share of common stock entitles its holder to one vote. Cumulative voting of shares of common stock is not permitted.

At the Annual Meeting and for the ten-day period immediately prior to the Annual Meeting, the list of stockholders entitled to vote will be available for inspection at our offices for such purposes as are set forth in the General Corporation Law of the State of Delaware.

By Order of the Board of Directors,

David L. Berstein, Esq.

General Counsel and Secretary

May     , 2014

Your vote is important. You may vote your shares in person at the Annual Meeting. If you do not expect to attend the Annual Meeting or if you do plan to attend but wish to vote by proxy, you may vote by: (1) mailing a completed proxy card if you received written proxy materials, (2) calling the toll-free number indicated on the Notice of Internet Availability or the proxy card, or (3) using the Internet, as indicated on the Notice of Internet Availability or the proxy card.

SUMMARY INFORMATION

To assist you in reviewing the proposals to be acted upon, we call your attention to the following business, compensation and corporate governance highlights since the beginning of 2013. The following description is only a summary. For more complete information on these topics, please review our Annual Report on Form 10-K for the year ended December 31, 2013, or 2013 Annual Report, and this proxy statement in full.

Business Highlights

2013 was both a very successful and a challenging year for ARIAD, starting in early 2013 with the commercial launch in the United States of our first new cancer medicine, Iclusig® (ponatinib), for the treatment of adult patients with chronic myeloid leukemia, or CML, and Philadelphia chromosome-positive acute lymphoblastic leukemia, or Ph+ ALL. Although we achieved our key strategic objectives in the first three quarters of the year, as noted below, we also experienced a significant setback in the fourth quarter, when the U.S. Food and Drug Administration, or FDA, placed a partial clinical hold on all additional patient enrollment in clinical trials of Iclusig and issued several Drug Safety Communications. On October 31, 2013, we temporarily suspended marketing and commercial distribution of Iclusig in the United States, in response to a request by the FDA, while we negotiated an update to the prescribing information and a risk mitigation strategy. Despite this setback, we were able to successfully re-launch Iclusig in the United States in early 2014 with a revised safety warning and prescribing information.

Since the beginning of 2013, we:

•	Commenced sales and marketing of Iclusig in the United States in the first quarter of 2013 and in certain European countries in the second half of 2013, recognizing $45.2 million in product revenue during 2013, compared to no product revenue in the prior year.

•	Obtained marketing authorization for Iclusig from the European Commission in July 2013, commenced sales of Iclusig in Germany, the United Kingdom, France, Austria and the Netherlands, and laid the groundwork to expand commercialization of Iclusig to all of the major markets in Europe during 2014, subject to obtaining pricing and reimbursement approvals.

•	Successfully worked with the FDA to obtain revised prescribing information and resume marketing and commercial distribution of Iclusig in the United States in January 2014, following the temporary suspension of Iclusig in October 2013 in the United States due to safety concerns raised by the FDA.

•	Continued development of Iclusig in patients with gastrointestinal stromal tumors, or GIST, in a Phase 2 clinical trial, which is almost fully enrolled, with the goal of completing patient enrollment upon lifting of the partial clinical hold expected in the second quarter of 2014.

•	Announced the initiation of a pivotal global Phase 2 trial of our next drug candidate, AP26113, in patients with locally advanced or metastatic non-small cell lung cancer, or NSCLC, who were previously treated with crizotinib, the current standard of care. The ALTA (ALK in Lung Cancer Trial of AP26113) trial is designed to determine the safety and efficacy of AP26113 in refractory NSCLC patients who test positive for anaplastic lymphoma kinase, or ALK, oncogene. We expect this trial to be the basis for our initial filings for regulatory approval of AP26113.

•	Continued our internal drug discovery efforts, as a result of which we expect to nominate a cancer medicine development candidate in the second half of 2014.

•	Strengthened our balance sheet through a common stock offering of $310.0 million in net proceeds at the beginning of 2013, ending the year with cash, cash equivalents and marketable securities of $237.2 million, compared to $164.4 million at the end of 2012.

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Compensation Highlights

We believe that our compensation program has been and will continue to be effective in attracting, retaining and motivating the right executive team during this critical phase of ARIAD’s evolution from a research and development-stage enterprise to a fully integrated, commercial-stage global oncology company. Our compensation program for our named executive officers was supported by 82.7% of the “Say-on-Pay” advisory votes cast by shareholders at our 2013 annual meeting of shareholders. Based on the effectiveness of our compensation program and after consideration of last year’s “Say-on-Pay” advisory vote, the Compensation Committee determined to continue the same fundamental structure for our executive compensation program this year, with certain refinements discussed below.

•	No cash bonuses to executives under the 2013 annual performance award program. Although we had achieved most of our strategic objectives during the first three quarters of 2013, the Compensation Committee determined that no cash bonus should be delivered given the adverse FDA action on Iclusig during the fourth quarter of 2013. As a result, each of our named executive officers was positioned below the market 25th percentile in terms of his total cash compensation for 2013.

•	No base salary merit or market-based adjustment increases for 2014. Notwithstanding the progress we have made in resuming commercial distribution of Iclusig in the United States, the Compensation Committee determined that base salaries for our named executive officers should be maintained at 2013 levels for 2014.

•	2014 executive equity grants are even more heavily focused on performance. Although we have historically utilized performance-based equity grants tied to key milestones as an important part of executives’ annual equity awards, the Compensation Committee approved increasing the proportion of executives’ equity awards tied to key performance milestones from 33% of the total award in 2013 to 50% of the total award in 2014. This very-heavy focus on performance-based equity places us at the forefront of the market and ensures that half of each executive’s award will be earned only if ARIAD is able to successfully execute on its strategy. The remaining half of each executive’s 2014 equity award is being delivered in time-based restricted stock units vesting in equal installments over the next three years.

The following chart compares our total shareholder return, or TSR, over the last five years with the total reported compensation of our Chief Executive Officer (as disclosed in the Summary Compensation Table) over the same period. For 2013, when our stock price declined in the last quarter following the announcement of the partial clinical hold on new patient enrollment in clinical trials of Iclusig and the temporary suspension of marketing and commercial distribution of Iclusig in the United States, the table reflects not only the Chief Executive Officer’s reported pay, which includes the value of his long-term incentive awards at the beginning of the year, but also his 2013 “realizable” pay, which reflects cash plus the year-end value of his 2013 equity grants.

As shown in the table above, the compensation awarded to our Chief Executive Officer over the last five years closely tracked our TSR over the same period. Consistent with our objective to align the interests of our executives with the interests of our shareholders, as the price of our common stock appreciated over the last five years, the value of stock option awards, the most significant component of the compensation of our Chief Executive Officer (as well as the other named executive officers), increased as well. With the decline in ARIAD’s market value by the end of 2013, the actual realizable value of Dr. Berger’s 2013 compensation decreased as well.

For information regarding our named executive officers’ compensation, as calculated under Securities and Exchange Commission, or SEC, rules, see the narrative and notes accompanying the “Summary Compensation Table” set forth beginning on page 40 of this proxy statement.

Corporate Governance Highlights

In 2013, we continued to demonstrate our commitment to strong corporate governance, including maintaining and facilitating open lines of communication with our shareholders. Corporate governance highlights since the beginning of 2013 include:

•	Election of an two additional independent directors – we increased our Board to add two new independent directors:

•	In July 2013, Sarah J. Schlesinger, M.D. joined our Board and became a member and chair of the Science and Medicine Committee. Dr. Schlesinger has spent more than 20 years working in the field of cellular immunity, including as clinical director of the laboratory led by the late Ralph M. Steinman, M.D., 2011 Nobel Laureate in Physiology or Medicine. She is currently Senior Attending Physician and Associate Professor of Clinical Investigation at the Laboratory of Cellular Physiology and Immunology at The Rockefeller University.

•

In February 2014, Alexander J. Denner, Ph.D. joined our Board and became a member of the Nominating and Corporate Governance Committee. Dr. Denner, the founder of Sarissa Capital, has extensive experience as an investor, particularly with respect to healthcare companies, and possesses broad life-sciences industry knowledge, including a strong background in biotechnology and biotechnology investments.

•	Commitment to elect an additional independent director – in connection with Dr. Denner’s appointment to the Board, we have agreed to increase the size of the Board from nine to ten members and to appoint as an additional director a person who will be selected by the Board and approved by Dr. Denner and will serve as a Class 2 director with a term expiring at the 2017 annual meeting of stockholders.

•	Adoption of majority voting in director elections – in April 2014, we amended our by-laws to require that our directors must be elected by a majority of votes cast in uncontested elections and by a plurality of votes cast in contested elections, effective starting with this year’s Annual Meeting.

•	Say-on-Pay Advisory Vote – our shareholders approved the compensation of our named executive officers in 2013 with an 82.7% favorable vote. We submit to shareholders a non-binding “say-on-pay” resolution on our executive compensation on an annual basis.

•	New Lead Independent Director – we appointed Wayne Wilson to serve as our lead independent director, succeeding Athanase Lavidas, Ph.D., who had served in that capacity since 2008.

•	Development of a clawback and incentive recoupment policy – in April 2014, we adopted a set of principles set forth in a document entitled Principal Elements of a Leading Practices Recoupment Policy (the “Recoupment Principles”) dated August 8, 2012 jointly developed by six major pharmaceutical companies and thirteen institutional investors as a best practice corporate governance strategy that seeks to strengthen board risk oversight and preserve long-term shareholder value that will be used, together with the compensation clawback requirements set forth in Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, by the Compensation Committee to create a formal clawback and incentive recoupment policy before the end of 2014.

•	Minimum stock ownership guidelines – we have continued to implement the five-year phase in of our stock ownership guidelines for our Chief Executive Officer and non-employee directors, which require the Chief Executive Officer to own shares of our common stock with a value of at least six times his base salary and our non-employee directors to own shares of our common stock with a value of at least three times their annual cash compensation. Our Chief Executive Officer and all of our non-employee directors with the exception of Sarah Schlesinger and Alexander Denner, who each recently joined the Board, are in early compliance with our stock ownership guidelines.

•	Adoption of NOL Rights Plan – in October 2013, we adopted the Section 382 Rights Agreement in an effort to protect stockholder value by preserving our ability to use our net operating losses and other tax benefits to reduce our future U.S. federal income tax liability.

•	Policy on Hedging and Pledging – our insider trading policy expressly prohibits our executive officers, directors and employees from engaging in hedging transactions. We also prohibit our executive officers, directors and employees from purchasing ARIAD stock on margin and pledging our stock as collateral.

•	Director attendance at meetings – during 2013, all directors attended at least 75% of the meetings of the Board and the committees on which they served.

Page
SUMMARY INFORMATION	i
BOARD OF DIRECTORS	1
Nominees for Class 2 Directors (Term to Expire in 2017)	1
Continuing Class 3 Directors (Term to Expire in 2015)	3
Continuing Class 1 Directors (Term to Expire in 2016)	4
Agreements with Dr. Denner and Sarissa Capital	5
Director Compensation	6
CORPORATE GOVERNANCE	9
Director Independence and Committee Qualifications	9
Majority Voting in Director Elections	9
Board Committees	9
Recommendations for Board Nominees; Board Diversity	11
Director Attendance at Board and Committee Meetings	12
Process for Determining Executive Compensation	13
Use of Compensation Consultants	13
Compensation Committee Interlocks and Insider Participation	13
Corporate Governance Guidelines	14
The Board’s Leadership Structure	14
The Role of the Board in Risk Oversight	15
Compensation Practices and Policies Relating to Risk Management	15
Corporate Code of Conduct and Ethics	16
Stockholder Communications with the Board	16
Director Attendance at the Annual Meeting	16
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	17
Related Person Transactions Approval Policy	17
Transactions with Related Persons	17
Indemnification	17
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	18
EXECUTIVE OFFICERS	20
EXECUTIVE COMPENSATION	22
Compensation Discussion and Analysis	22
Compensation Committee Report	39
Summary Compensation Table	40
Grants of Plan-Based Awards in 2013	41
Outstanding Equity Awards at December 31, 2013	43
Option Exercises and Stock Vested in 2013	44
Non-Qualified Deferred Compensation in 2013	45
Potential Payments upon Termination or Change in Control	46
EQUITY COMPENSATION PLAN INFORMATION	52
AUDIT COMMITTEE REPORT	53
PROPOSALS TO BE VOTED UPON BY STOCKHOLDERS	54
Proposal 1: Election of Three Class 2 Directors to Hold Office until the 2017 Annual Meeting	54
Proposal 2: Approval of Adoption of Section 382 Rights Agreement	55
Proposal 3: Approval of the Adoption of the ARIAD Pharmaceuticals, Inc. 2014 Long-Term Incentive Plan	60
Proposal 4: Approval of Amendments to the Amended and Restated ARIAD Pharmaceuticals, Inc. 1997 Employee Stock Purchase Plan, as amended, to Increase the Number of Shares of Common Stock Available for Issuance thereunder and Extend the Term	70

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PRELIMINARY COPIES FILED PURSUANT TO RULE 14A-6(a)

ARIAD PHARMACEUTICALS, INC.

26 Landsdowne Street

Cambridge, Massachusetts 02139-4234

PROXY STATEMENT

FOR 2014 ANNUAL MEETING OF STOCKHOLDERS

BOARD OF DIRECTORS

The Board currently consists of nine members classified into three classes. Listed below are our nine directors by class. At each annual meeting of stockholders, the term for one class of directors expires, and directors are elected for a full term of three years to succeed the directors of such class. This year, the Board, upon recommendation of the Nominating and Corporate Governance Committee, has nominated Jay R. LaMarche, Norbert G. Riedel, Ph.D. and Robert M. Whelan, Jr. for re-election as Class 2 Directors.

Class	Name	Position with ARIAD	Age as of the Annual Meeting	Director Since
1	Alexander J. Denner, Ph.D.	Director	44	2014
	Athanase Lavidas, Ph.D.	Director	66	2003
	Massimo Radaelli, Ph.D.	Director	56	2008

2	Jay R. LaMarche	Director	67	1992
	Norbert G. Riedel, Ph.D.	Director	56	2011
	Robert M. Whelan, Jr.	Director	62	2010

3	Harvey J. Berger, M.D.	Chairman of the Board of Directors, Chief Executive Officer and President	64	1991
	Sarah J. Schlesinger, M.D.	Director	54	2013
	Wayne Wilson	Lead Director	65	2008

Certain biographical information is set forth below for the nominees for Class 2 directors up for election at this Annual Meeting, as well as for each of the continuing Class 3 and Class 1 directors whose terms expire at the annual meeting in either 2015 or 2016, respectively, or at such time as such director’s successor is duly elected and qualified. Additionally, information about the specific experience, qualifications, attributes or skills that led to our Board of Directors’ conclusion at the time of the filing of this proxy statement that each person listed below should serve as a director is also set forth below.

Nominees for Class 2 Directors (Term to Expire in 2017)

Jay R. LaMarche is a retired financial executive who brings to our Board over forty years of financial and senior operating experience. He has served us for over twenty years as a director and in executive leadership positions including Chief Financial Officer and Treasurer from January 1992 to November 2000. Mr. LaMarche was our Executive Vice President from March 1997 to November 2000 and Senior Vice President, Finance from January 1992 to February 1997. Prior to joining ARIAD, he was Chief Financial Officer and a director of ChemDesign Corporation, a fine chemicals manufacturer. Previously, Mr. LaMarche was an audit partner with Deloitte Haskins & Sells, a public accounting firm. Mr. LaMarche also served as an officer in the United States Navy.

Mr. LaMarche has been a member of our Board since January 1992. He is a member of the Audit Committee and the Nominating and Corporate Governance Committee. Mr. LaMarche provides the Board with an extensive knowledge of our operations, as well as expertise in financial and accounting issues, particularly as they relate to the pharmaceutical and biotechnology industry. Mr. LaMarche’s management experience and financial background serve him well in providing guidance concerning our operations and business strategy.

Mr. LaMarche received his B.B.A. degree in public accountancy from the University of Notre Dame.

Norbert G. Riedel, Ph.D. is the President and Chief Executive Officer of Naurex Inc., a clinical-stage biopharmaceutical company developing therapies for difficult-to-treat depression as well as orphan and other challenging diseases of the central nervous system. Prior to joining Naurex Inc. in January 2014, he was Corporate Vice President and Chief Scientific Officer of Baxter International Inc., a diversified healthcare company from March 2001 until January 2013. Between January 2013 and January 2014, Dr. Riedel served on our Board of Directors and the boards of directors of the other companies noted below. Before assuming this role, from 1998 to 2001, Dr. Riedel served as President and General Manager of the recombinant therapeutic proteins business unit and Vice President of Research and Development at Baxter’s bioscience business. Prior to joining Baxter, from 1996 to 1998, he was head of worldwide biotechnology and worldwide core research functions at Hoechst-Marion Roussel, now Sanofi-Aventis, a global pharmaceutical company. Previously, he held a series of scientific management positions at Hoechst-Marion Roussel and Hoechst AG.

Dr. Riedel has been a member of the board of directors of Jazz Pharmaceuticals since May 2013 and was a member of the Supervisory Board of MediGene AG, a biotechnology company from 2003 to 2013. He is a member of the Board of Directors of the Illinois Biotechnology Industry Organization and also serves on the Advisory Board of Northwestern University’s Kellogg School of Management Center for Biotechnology, and the McCormick School of Engineering. Most recently, he was appointed by Illinois Governor Pat Quinn to the newly formed Illinois Innovation Council.

From 1999 to 2010, Dr. Riedel was a member of the board of directors of Oscient Pharmaceuticals Corporation, a biopharmaceutical company, and its predecessor company, Genome Therapeutics Corporation, a genomics company.

Dr. Riedel was a postdoctoral fellow at Harvard University from 1984 to 1987 and an Assistant Professor and Associate Professor of medicine and biochemistry at Boston University School of Medicine from 1987 to 1991, is an adjunct professor at Boston University School of Medicine, and an adjunct professor of Medicine at Northwestern University’s Feinberg School of Medicine and was a visiting professor at Massachusetts Institute of Technology in 1992. In 2009, Dr. Riedel was elected as a member of the Austrian Academy of Sciences.

Dr. Riedel has been a member of our Board since April 2011. He is the Chair of the Compensation Committee and a member of the Science and Medicine Committee. Given his experience as a senior executive in the healthcare field, Dr. Riedel brings to the Board invaluable scientific and commercial expertise, as well as a keen understanding of the biotechnology industry, drug discovery and development, and pharmaceutical management.

Dr. Riedel received his Diploma in biochemistry from the University of Frankfurt in 1981 and his Ph.D. in biochemistry from the University of Frankfurt in 1983.

Robert M. Whelan, Jr. has nearly forty years of investment banking experience working predominantly with high technology and healthcare companies. He has been the President of Whelan & Company, LLC, providing business and financial consulting and strategic services to a broad range of companies, since 2001. From 2001 to 2005, Mr. Whelan served as Managing Director of Valuation Perspectives, Inc., a consulting firm. Prior to that, he held a number of senior-level positions at various investment banking and brokerage firms. Mr. Whelan was Vice Chairman of Prudential Volpe Technology Group, the technology investment banking and research division of Prudential Securities. Prior to Prudential Volpe, he was Chief Operating Officer, Managing Director, board member and Head of Investment Banking of Volpe Brown Whelan & Company, a private technology and healthcare investment banking, brokerage and asset management firm. Volpe Brown Whelan & Company was acquired by Prudential Securities in 1999.

From 2008 to 2009, Mr. Whelan was a Fellow at the Harvard University Advanced Leadership Initiative, an innovative year-long program aimed at providing a rigorous educational curriculum for exceptional leaders who have reached the height of their professions and are seeking to contribute their skills to solve global social problems.

Mr. Whelan currently serves as chairman of the board of directors of Aspen Technology, Inc., a publicly traded provider of software and services for the process industries based in Burlington, Massachusetts.

Mr. Whelan has been a member of our Board since April 2010. He serves on the Audit Committee and Compensation Committee. His extensive investment-banking experience provides him with a wealth of knowledge in dealing with financial, accounting and regulatory matters as he offers the Board insight into the views of shareholders, investors, analysts and others in the financial community.

Mr. Whelan received a B.A. in history from Dartmouth College and a M.B.A. from Stanford University Graduate School of Business.

Continuing Class 3 Directors (Term to Expire in 2015)

Harvey J. Berger, M.D. is our principal founder and has served as our Chairman of the Board and Chief Executive Officer since April 1991. He served as our President from April 1991 to September 2003 and from December 2004 to present. From 1986 to 1991, Dr. Berger held a series of executive management positions at Centocor, Inc., a biotechnology company, including Executive Vice President and President, Research and Development Division. He has also held senior academic and administrative appointments at Emory University, Yale University and the University of Pennsylvania and was an Established Investigator of the American Heart Association. Dr. Berger currently serves as a member of the Dean’s Council of Yale School of Medicine.

Dr. Berger, as the principal founder of ARIAD and our Chief Executive Officer for 23 years, brings to the Board a unique combination of strategic vision, leadership skills, and critical knowledge of our operations, research and development programs, commercialization efforts, and the biopharmaceutical industry generally. We benefit from his deep experience in evaluating ARIAD’s opportunities and challenges, his perspectives in shaping the Company’s long-term strategy, and his active leadership in the execution of our operating objectives across the Company’s numerous mission-critical business functions. In addition, Dr. Berger is one of our largest stockholders, beneficially owning approximately 2.4% of our common stock, which directly aligns his interests with those of all of our stockholders. Our Board believes that these attributes, together with Dr. Berger’s demonstrated years of success in building ARIAD into a biopharmaceutical company with its first marketed cancer medicine and an advancing pipeline of highly promising drug candidates, distinctly qualify him for service as a director and as the Chairman of the Board.

Dr. Berger received his A.B. degree in Biology from Colgate University and his M.D. degree from Yale University School of Medicine. He obtained further medical and research training at the Massachusetts General Hospital and Yale-New Haven Hospital.

Sarah J. Schlesinger, M.D. has spent more than 20 years working in the field of cellular immunity, including as clinical director of the laboratory led by the late Ralph M. Steinman, M.D., 2011 Nobel Laureate in Physiology or Medicine. She is currently Senior Attending Physician and Associate Professor of Clinical Investigation at the Laboratory of Cellular Physiology and Immunology at The Rockefeller University. Prior to joining The Rockefeller University in 2003, Dr. Schlesinger was a scientist at the International AIDS Vaccine Initiative in New York City from 2002 to 2003. From 1996 to 2002, Dr. Schlesinger was a Research Physician/Pathologist at the Division of Retrovirology at Walter Reed Army Institute of Research, having previously served, from 1994 to 2002, as Staff Pathologist at the Armed Force Institute of Pathology in Washington, DC. Dr. Schlesinger trained in Surgery at the Albert Einstein College of Medicine and began her career in pathology at Georgetown University in Washington, DC, and hospitals in New York including Buffalo General, Hospital New York and the Manhattan Eye, Ear and Throat Hospital.

Dr. Schlesinger has been a member of our Board since July 2013. She is a member of the Science and Medicine Committee. Dr. Schlesinger leads clinical trials and also chairs the research education and training committee of the Center for Clinical and Translational Science at The Rockefeller University Hospital. She is co-director of Rockefeller’s Clinical Scholars program, the Certificate in Clinical and Translational Sciences program and is the vice-chair of the hospital’s Institutional Review Board. Widely published in her field, Dr. Schlesinger has been recognized with numerous awards for her research and teaching. She also belongs to a number of prominent medical societies including the United States and Canadian Academy of Pathology, the American Association for the Advancement of Science and the College of American Pathologists Dr. Schlesinger brings to the Board expertise in scientific research and clinical trials.

Dr. Schlesinger received her bachelor’s degree from Wellesley College in Wellesley, MA, and her M.D. from Rush Medical College in Chicago.

Wayne Wilson has over thirty years of business, financial, and accounting experience. He has been an independent business advisor since 2002. From 1995 to 2002, he served in various roles, including as President, Chief Operating Officer, and Chief Financial Officer, at PC Connection, Inc., a Fortune 1000 direct marketer of information technology products and services. From 1986 to 1995, Mr. Wilson was a partner in the assurance and advisory services practice of Deloitte & Touche LLP.

Mr. Wilson has been a member of our Board since October 2008 and was appointed as lead director in January 2014. He is chair of the Audit Committee and a member of the Nominating and Corporate Governance Committee. Mr. Wilson is also a member of the boards of directors of FairPoint Communications, Inc., a telecommunications company, Hologic, Inc., a medical diagnostics and device company focusing on women’s health, and Edgewater Technology, Inc., a technology management consulting firm. He previously served as a director of Cytyc Corporation, a medical diagnostics and device company. Mr. Wilson brings substantial general business and financial expertise to our Board, as well as our Audit Committee. His background and extensive experience in financial accounting and reporting make him well versed in accounting principles and financial reporting rules and regulations, and he is well equipped to evaluate financial results and generally oversee the financial reporting process of a publicly traded corporation, making him highly qualified to be the Board’s lead director.

Mr. Wilson received an A.B. degree in political science from Duke University and an M.B.A. from the University of North Carolina at Chapel Hill.

Continuing Class 1 Directors (Term to Expire in 2016)

Alexander J. Denner, Ph.D. founded Sarissa Capital, a registered investment advisor, in 2012. Sarissa Capital focuses on improving the strategies of companies to better provide stockholder value. From 2006 to November 2011, Dr. Denner served as a Senior Managing Director of Carl C. Icahn’s investment activities. Prior to that, he served as a portfolio manager at Viking Global Investors, a private investment fund, and Morgan Stanley Investment Management, a global asset management firm, for the Health Sciences Trust Fund and the Biotechnology Fund. Dr. Denner is presently a director of Biogen Idec Inc. and VIVUS, Inc. During the past five years, Dr. Denner had also served as a director of the following life sciences companies: Amylin Pharmaceuticals, Inc., Enzon Pharmaceuticals, Inc. and Mast Therapeutics, Inc. Prior to that time, he served as a director of ImClone Systems Incorporated, where he also served as Chairman of the Executive Committee.

Dr. Denner has been a member of our Board since February 2014. He is a member of the Nominating and Corporate Governance Committee. Dr. Denner brings to the Board a strong background overseeing the operations and research and development of biopharmaceutical companies and evaluating corporate governance matters. He also has extensive experience as an investor, particularly with respect to healthcare companies, and has broad healthcare-industry knowledge.

Dr. Denner received his S.B. degree from the Massachusetts Institute of Technology and his M.S., M.Phil. and Ph.D. degrees from Yale University.

Athanase Lavidas, Ph.D. has been the Chairman and Chief Executive Officer of the Lavipharm Group, a pharmaceutical, cosmetics and consumer health-products company headquartered in Greece, since 1976. Dr. Lavidas is also Chairman of the Greece-U.S. Business Council and Chairman of SEV Business Council for International Activities, the international arm of the Hellenic Federation of Industries and Enterprises (SEV).

Dr. Lavidas has been a member of our Board since September 2003 and served as our lead director from November 2008 until January 2014. He is chair of the Nominating and Corporate Governance Committee and a member of the Compensation Committee. Dr. Lavidas brings to the Board over thirty years of international pharmaceutical industry experience in strategic development and operational management. Dr. Lavidas has expertise in the research, development and commercialization of innovative pharmaceutical and cosmetic products, as well as global pharmaceutical and biotechnology collaborations.

Dr. Lavidas received his B.S. and M.S. in chemistry from the University of Munich, his M.B.A. from the Institut Superieur de Marketing et de Management in Paris and his Ph.D. degree in pharmaceutical chemistry from the University of Athens.

Massimo Radaelli, Ph.D. is the President and Chief Executive Officer of Noventia Pharma, a specialty pharmaceutical company focused on orphan drugs for the treatment of rare diseases, in particular for the central nervous system and respiratory system. Prior to joining Noventia in May 2009, Dr. Radaelli was President and Chief Executive Officer of Dompé International SA, the international pharmaceutical company of the Dompé Group. He joined Dompé in 1996 as director of corporate business development. Dr. Radaelli is also Executive Chairman of Bioakos Pharma Laboratories, a specialty pharmaceuticals company concentrated in the fields of gynecology, dermatology, ear, nose and throat and pediatrics and a director of Arriani International, SA, the international subsidiary of Arriani Pharmaceuticals, a pharmaceutical company in southeastern Europe. Since January 2014, Dr. Radaelli has served as a director of NovaBay Pharmaceuticals, Inc., a clinical-stage biopharmaceutical company. He also serves as a director of Innotex Sa, a privately held specialty pharmaceuticals and cosmetics business, and IDRI, a non-profit organization focused on neglected diseases.

Dr. Radaelli is a member of the Italian Society of Pharmacology and has been awarded the highest ranking honor of the Italian Republic by the President and Prime Minister of Italy for merit acquired in the fields of science and biopharma and for his commitment to patients with rare diseases and unmet medical needs.

Dr. Radaelli has been a member of our Board since October 2008. He brings over twenty-five years of industry experience to our Board, including senior leadership positions with major European pharmaceutical companies. He is a member of the Audit Committee and Science and Medicine Committee. Dr. Radaelli brings to the Board significant strategic and operational industry experience, including expertise in pharmaceutical business development, strategic planning, alliance management, and product development and commercialization.

Dr. Radaelli received a University Degree in pharmaceutical sciences and a Ph.D. in clinical pharmacology from the University of Milan and an Executive Master of Business from Bocconi University of Milan.

Agreements with Dr. Denner and Sarissa Capital

On February 20, 2014, we entered into a Nomination and Standstill Agreement with Dr. Denner and Sarissa Capital Management LP and certain of its affiliated funds and entities, referred to hereinafter collectively as the Sarissa Group.

Pursuant to this agreement, the Board increased the size of the Board from eight to nine members and appointed Dr. Denner to the Board as a Class 1 director to serve until the 2016 annual meeting. Dr. Denner was also appointed as a member of the Nominating and Corporate Governance Committee of the Board. We also agreed to appoint an additional director, referred to as the Additional Designee, selected by the Board and approved by Dr. Denner, as a Class 2 director with a term expiring at the 2017 annual meeting of stockholders. We expect to make this appointment in 2014, after the Annual Meeting.

In addition, under the terms of the agreement, during the Standstill Period, as defined below, the Sarissa Group has agreed not to solicit proxies regarding any matter to come before a meeting of our stockholders, including for the election of directors. Among other provisions, the Sarissa Group has also agreed that, subject to certain exceptions, during the Standstill Period the Sarissa Group will not acquire beneficial ownership of additional shares of our voting stock. The agreement generally defines the “Standstill Period” as the period beginning February 20, 2014 and ending on the earlier of the date, if any, that the Sarissa Group gives notice of the nomination of two or more directors at the 2015 annual meeting of stockholders and the date on which Dr. Denner resigns from the Board.

The agreement also provides that, for so long as Dr. Denner is a member of the Board, we will give prior notice to the Sarissa Group before the advance notice deadline in our bylaws if Dr. Denner or the Additional Designee will not be nominated for election at any future annual meeting of stockholders when their current terms expire. Following the appointment of the Additional Designee and for so long as Dr. Denner is a member of the Board, we have agreed not to increase the size of the Board above ten members. Pursuant to the agreement, Dr. Denner will automatically resign if the Sarissa Group no longer beneficially owns at least 6 million shares of our common stock.

In conjunction with the agreement, we and the Sarissa Group also entered into a Confidentiality Agreement governing the provision of confidential information obtained by Dr. Denner during his service on the Board to the Sarissa Group.

The foregoing is not a complete description of the terms of our agreements with Dr. Denner and the Sarissa Group. For a further description of the terms of the agreements, including copies thereof, please see our Current Report on Form 8-K that we filed with the SEC on February  21, 2014.

Director Compensation

Director Compensation Policy in Effect During 2013

Effective January 2, 2012, the Board of Directors adopted the following policy for compensation of the non-management members of our Board:

•	A one-time grant upon initial appointment or election to the Board of 40,000 stock options, which vest over three years in equal amounts on the first, second and third anniversaries of the date of grant;

•	Annual cash compensation of $50,000, paid in equal quarterly amounts on or about the last day of each calendar quarter. In lieu of cash, a director may elect to receive $50,000 worth of restricted shares of our common stock on January 31, subject to a lapsing repurchase right as described below. The number of shares to be issued will be determined based on the volume weighted average price (“VWAP”) of our common stock for the month of December of the prior year. A director electing to receive his or her retainer in shares of our common stock must make such election by January 15 of each calendar year; and

•	An annual equity grant of 14,000 restricted shares of our common stock, made on or about January 31 of each calendar year, subject to a lapsing repurchase right as described below. The number of restricted shares to be awarded will be evaluated annually to take into account the underlying value of the shares. The value of restricted share awards made on January 31, 2013 to each director was $278,320.

For stock option awards, the exercise price of each award is the closing price of our common stock as quoted on the NASDAQ Global Select Market on the date of grant. These awards have terms of ten years, subject to earlier termination. For restricted stock awards, we have the right to repurchase the restricted shares for a nominal amount if the director ceases to be a member of the Board or ceases to provide us with other services following their service as a director. Our right to repurchase the restricted shares lapses as to 25% of the shares on each of March 31, June 30, September 30 and December 31 of the year of the award. All awards are granted under and subject to the terms and conditions of our 2006 Long-Term Incentive Plan, as amended (the “2006 Long-Term Incentive Plan”).

No other compensation, in the form of cash or otherwise, was paid to our non-management directors other than reimbursement of their reasonable expenses incurred in attending Board and committee meetings. Management directors do not receive any compensation for their service as directors.

Set forth below is information concerning the compensation paid to or earned by our non-management directors during 2013.

2013 Director Compensation Table

Name	Fees Earned or Paid in Cash	Stock Awards(1)	Option Awards(1)(2)	Total
Jay R. LaMarche	$50,000	$278,320	—	$328,320
Athanase Lavidas, Ph.D.	$50,000	$278,320	—	$328,320
Massimo Radaelli, Ph.D.	$50,000	$278,320	—	$328,320
Norbert G. Riedel, Ph.D.	$50,000	$278,320	—	$328,320
Sarah J. Schlesinger, M.D.(3)	$25,000	—	$533,536	$558,536
Robert M. Whelan, Jr.	$50,000	$278,320	—	$328,320
Wayne Wilson	$50,000	$278,320	—	$328,320

(1)	As of December 31, 2013, no director held any restricted stock.
(2)	The amounts included under “Stock Awards” and “Option Awards” represent the aggregate grant date fair value for stock awards and option awards granted during the year, computed in accordance with FASB ASC Topic 718. The assumptions used in the calculation of the grant date fair value of the stock awards and option awards are set forth in note 13 to our audited consolidated financial statements, entitled “Stock-Based Compensation,” included in our Annual Report on Form 10-K for the year ended December 31, 2013. As of December 31, 2013, each non-management director had the following aggregate number of stock options outstanding: Mr. LaMarche – 70,000; Dr. Lavidas – 20,000; Dr. Radaelli – 52,319; Dr. Riedel – 25,000; Dr. Schlesinger – 40,000; Mr. Whelan – 25,000; and Mr. Wilson – 25,000.
(3)	Dr. Schlesinger was appointed to the Board on July 15, 2013.

Director Compensation Policy in Effect as of January 1, 2014

With the help of our compensation consultant, based on a review of our 2014 peer group of companies listed below in the section entitled “Use of Competitive Market Compensation Data and Compensation Benchmark” and in order to more closely align our director compensation with those companies, the Compensation Committee approved an increase in the compensation to be paid to our non-management directors effective January 1, 2014. We believe that our revised compensation policy recognizes the increased time and responsibilities required of our directors for their service on the Board and the Board committees. The revised policy is as follows:

•	A one-time grant upon initial appointment or election to the Board of 75,000 stock options, which vest over three years in equal amounts on the first, second and third anniversaries of the date of grant;

•

Annual cash compensation of $70,000, paid in equal quarterly amounts on or about the last day of each calendar quarter. In lieu of cash, a director may elect to receive the equivalent value in restricted shares of our common stock on January 31, subject to a lapsing repurchase right as to 25% of the shares on

March 31, June 30, September 30 and December 31 of the year of the award. The number of shares to be issued will be determined based on the volume weighted average price (VWAP) of our common stock for the month of December of the prior year. Such election to be paid in shares in lieu of cash must be made by January 15 of each calendar year; and

•	An annual equity grant of 25,000 stock options and 12,500 restricted stock units which will vest as to 25% of the shares on March 31, June 30, September 30 and December 31 of the year of the award.

For stock option awards, the exercise price of each award is the closing price of our common stock as quoted on the NASDAQ Global Select Market on the date of grant. These awards have terms of ten years, subject to earlier termination. The annual cash component will be prorated for any director who joins the Board during the year beginning on the first day of the fiscal quarter in which he or she was initially appointed or elected and the individual may elect to be paid in shares in lieu of cash. If a director dies, resigns or is removed during any quarter, he or she shall be entitled to a cash payment (or shares in lieu thereof) on a pro-rated basis through his or her last day of service.

Director Stock Ownership Guidelines

In 2012, we adopted stock ownership guidelines, to be phased in over five years, for the non-employee directors. The guideline for the non-employee directors is ownership of our common stock with a value of at least three times the annual cash compensation. Newly elected directors will have five years from when they are first elected or appointed to the Board to comply with these guidelines. All of our non- employee directors with the exception of Sarah Schlesinger and Alexander Denner, who each recently joined the Board, are in early compliance with our stock ownership guidelines.

CORPORATE GOVERNANCE

Director Independence and Committee Qualifications

The Board has determined that each of our directors, except Dr. Berger, is an “independent director” as such term is defined by The NASDAQ Stock Market LLC (“NASDAQ”). The Board has also determined that each member of the Compensation Committee, the Audit Committee and the Nominating and Corporate Governance Committee meets the independence requirements applicable to each such committee member prescribed by NASDAQ and the Securities and Exchange Commission (the “SEC”). The Board has further determined that Messrs. LaMarche, Whelan and Wilson are “audit committee financial experts” as defined in the rules of the SEC.

The Nominating and Corporate Governance Committee annually reviews the independence of all directors and reports its findings to the Board. The Nominating and Corporate Governance Committee has reviewed each director’s status by applying the standards for director independence and the criteria to determine “audit committee financial expert” status and by evaluating self-evaluation questionnaires and other information supplied by each director or otherwise independently obtained. On the basis of this review, the Nominating and Corporate Governance Committee delivered a report to our Board upon which our Board made its determinations of each director’s status.

In making these determinations, the Nominating and Corporate Governance Committee considered that in the ordinary course of business, relationships and transactions may occur between the Company and its subsidiaries and entities with which some of our directors are or have been affiliated. In addition, each year the Committee evaluates, based on questionnaires completed by the directors, whether the directors have any conflicts of interest with the Company under our Conflict of Interest Policy, a copy of which is publicly available on the Investors section of our website at http://investor.ariad.com under the heading “Corporate Governance.”

Majority Voting in Director Elections

On April 28, 2014, we amended our Amended and Restated By-laws to provide that our directors must be elected by a majority of votes cast in uncontested elections and by a plurality of votes cast in contested elections. This change will be in effect for the election of directors starting with this year’s Annual Meeting. In connection with this change, we have also adopted a director resignation policy as part of our Corporate Governance Guidelines. Under this policy, the Board will only nominate directors for election or re-election who have submitted an irrevocable letter of resignation that will be effective upon (1) their failure to receive the required number of votes for reelection at the next annual meeting of stockholders at which they face reelection and (2) acceptance of such resignation by the Board. If an incumbent director fails to receive the number of votes required for reelection, the Nominating and Corporate Governance Committee will act on an expedited basis to determine whether to accept the director’s resignation and will submit its recommendation for prompt consideration to the Board, who, with the director in question abstaining, will decide whether to accept the director’s resignation, taking into account such factors as it deems relevant. Such factors may include the stated reasons why stockholders voted against such director’s reelection, the qualifications of the director and whether accepting the resignation would cause us to fail to meet any applicable listing standards or would violate state law.

Board Committees

The Board currently has four standing committees: the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee and the Science and Medicine Committee. The Science and Medicine Committee was created in October 2013 to assist management in promoting, maintaining and continually enhancing ARIAD’s scientific excellence and clinical scholarship as fundamental corporate values and drivers of corporate success. During 2013, we also had an Executive Committee, but the committee did not meet in 2013 and we decided to eliminate the committee in February 2014. Each committee meets periodically throughout the year, reports its actions and recommendations to the Board, receives reports from senior management, annually evaluates its performance and has the authority to retain outside advisors in its discretion. The primary responsibilities of each committee are summarized below and set forth in more detail in each committee’s written charter, which can be found on the Investors section of our website at http://investor.ariad.com under the heading “Corporate Governance.”

Audit Committee
❖	Oversee management’s maintenance of the reliability and integrity of our accounting policies and financial reporting and disclosure practices;	NUMBER OF MEETINGS HELD IN 2013: 13 CURRENT COMMITTEE MEMBERS: Wayne Wilson, Chair Jay R. LaMarche Massimo Radaelli, Ph.D. Robert M. Whelan, Jr. OTHER COMMITTEE MEMBERS DURING 2013: None
❖	Oversee management’s establishment and maintenance of processes to ensure that we have an adequate system of internal control;
❖	Oversee management’s establishment and maintenance of processes to ensure our compliance with legal and regulatory requirements that may impact our financial reporting and disclosure obligations;
❖	Review our independent registered public accounting firm’s qualifications and independence;
❖	Appoint, compensate, and oversee the work of our independent registered public accounting firm;
❖	Pre-approve all audit and non-audit services performed by our independent registered public accounting firm;
❖

Review, in consultation with our management and independent registered public accounting firm, the scope and results of reviews of our quarterly financial statements, audits of our annual financial statements, and audits of our system of internal control over financial reporting;

❖

Perform other additional duties and responsibilities, including reviewing, evaluating, and approving related person or similar transactions or relationships and recommending approval of such transactions to the disinterested and independent members of the Board, if necessary; and

❖	Oversee our compliance with applicable laws, regulations and corporate policies, including our Code of Conduct and Ethics.

Compensation Committee
❖	Assess the performance of and approve, or recommend for approval by the Board, the compensation of our executive officers;	NUMBER OF MEETINGS HELD IN 2013: 10 CURRENT COMMITTEE MEMBERS: Norbert G. Riedel, Ph.D., Chair Athanase Lavidas, Ph.D. Robert M. Whelan, Jr.
❖	Analyze our officer and director compensation plans, policies, and programs;
❖	Administer our stock-based compensation and executive compensation plans; and

❖	Review and approve all proposed compensation disclosures, including the Compensation Discussion and Analysis (“CD&A”), for inclusion in our proxy statement and review all recommendations by stockholders of the compensation of our named executive officers and the frequency of voting by stockholders on the compensation of our named executive officers.	OTHER COMMITTEE MEMBERS DURING 2013: Massimo Radaelli, Ph.D., Chair

Nominating and Corporate Governance Committee
❖	Identify and evaluate individuals to become directors;

NUMBER OF MEETINGS HELD IN 2013: 3

CURRENT COMMITTEE MEMBERS:

Athanase Lavidas, Ph.D., Chair

Jay R. LaMarche

Wayne Wilson

Alexander J. Denner, Ph.D.

OTHER COMMITTEE MEMBERS DURING 2013:

Massimo Radaelli, Ph.D.

❖	Make recommendations to the Board concerning the size, structure, and composition of the Board and its committees;
❖	Monitor the process to assess the Board’s effectiveness;
❖	Review and assess the adequacy of our corporate governance, including our Corporate Governance Guidelines and our Board Conflict of Interest Policy; and
❖	Oversee matters relating to the independence (including potential conflicts of interest), education, operation, and effectiveness of the Board and its committees.

Science and Medicine Committee
❖

Consult with and advise management regarding the strategy, focus and direction of our research and development, clinical programs and initiatives, as well as competitive and other factors that may affect those programs and initiatives;

NUMBER OF MEETINGS HELD IN 2013: 1 CURRENT COMMITTEE MEMBERS: Sarah Schlesinger, M.D., Chair Norbert G. Riedel, Ph.D. Massimo Radaelli, Ph.D. OTHER COMMITTEE MEMBERS DURING 2013: None
❖	Identify and discuss significant emerging science and technology trends and issues, including their potential impact on our research and development and clinical programs, plans or policies;
❖	Help lead periodic updates and discussions with the Board regarding our progress in achieving our strategic research and development and clinical goals and objectives; and
❖

Consult with and advise management, as appropriate, regarding our internal and external investments in science and technology and for any material external investments in research and development that require approval by the Board and assist the Board in evaluating such opportunities.

Recommendations for Board Nominees; Board Diversity

The Nominating and Corporate Governance Committee may consider candidates for the Board recommended by stockholders, as well as by directors or officers or other appropriate sources. For all potential candidates, the Nominating and Corporate Governance Committee may consider any factors it deems relevant, including, among other factors, a candidate’s personal integrity and judgment, business and professional skills and experience, independence, knowledge of our industry and applicable laws, regulations and guidelines governing U.S. public companies, whether the director has any conflicts of interest under our Conflict of Interest Policy, diversity, the extent to which the candidate would fill a priority need on the Board, the willingness of the candidate to commit sufficient time and attention to his or her duties or responsibilities as a director of a public company, and concern for the long-term interests of our stockholders. As part of this process, the proposed nominee will be required to complete our standard form of directors’ and officers’ questionnaire and the questionnaire under our Conflict of Interest Policy, which will be used by the Nominating and Corporate Governance Committee to evaluate the proposed candidate’s qualifications, independence, compliance with our Conflict of Interest Policy and other relevant considerations. In particular, under our Conflict of Interest Policy, the Nominating and Corporate Governance Committee will seek to ensure that there are no conflicts of interest that could substantially impact the candidate’s participation in regular Board decision-making. The factors generally considered by the Nominating and Corporate Governance Committee are set out in our Corporate Governance Guidelines, which are publicly available on the Investors section of our website at http://investor.ariad.com under the heading “Corporate Governance.” In general, persons recommended by stockholders will be considered on the same basis as candidates from other sources.

We do not have a formal policy on diversity. However, in selecting a director nominee, the Nominating and Corporate Governance Committee considers issues of diversity among Board members and seeks to find a nominee whose talents, skills, expertise and background would complement those of the existing directors.

If a stockholder wishes to recommend a candidate for director for election at our 2015 annual meeting of stockholders, such a recommendation should be submitted in writing to the Nominating and Corporate Governance Committee, c/o David L. Berstein, Esq., Secretary, ARIAD Pharmaceuticals, Inc., 26 Landsdowne Street, Cambridge, Massachusetts 02139-4234. Any such written recommendation should include a minimum of the following:

•	All information relating to such person that would be required to be disclosed pursuant to Regulation 14A under the Exchange Act, including such person’s consent to being named in the proxy statement as a nominee and to serving as a director, if elected,

•	Certain biographical and share ownership information about the stockholder and any other proponent, including a description of any derivative transactions in ARIAD’s securities occurring within the last 12 months,

•	A description of any arrangement or understanding among any of the proponents and their affiliates or any persons acting in concert with them in connection with the nomination or proposal,

•	To the extent known to each proponent, the name and address of any other stockholder supporting any such nomination or proposal of other business, and

•	Additional disclosures relating to stockholder nominees for directors, including completed questionnaires and disclosures required by our Amended and Restated By-laws, as amended, and our Board Conflict of Interest Policy.

Any such recommendation should be submitted in the timeframe for stockholder proposals which are to be included in proxy materials for the annual meeting to be held in 2015 under the caption “Future Stockholder Proposals” at the end of this proxy statement.

Director Attendance at Board and Committee Meetings

During 2013, the Board held ten meetings and the various committees of the Board held a total of 27 meetings. Each of our directors attended at least 75% of the meetings of the Board and committees on which the member served during the period the member was on the Board or committee. For purposes of this determination, actions taken by written consent of the Board or committees were not included.

Process for Determining Executive Compensation

As Chief Executive Officer, Dr. Berger recommends compensation decisions involving our other officers and discusses these recommendations and related matters, including reviewing these officers’ performance, with the Compensation Committee. Dr. Berger actively participates during Compensation Committee meetings to discuss compensation actions involving the Company’s executive leadership team. The Compensation Committee determines Dr. Berger’s compensation in executive session, without Dr. Berger present, and makes recommendations to the Board, which then votes on these matters. How the Compensation Committee reviews and sets executive compensation is described in more detail in the Compensation Discussion and Analysis section located elsewhere in this proxy statement. The Chair of the Compensation Committee determines the agenda for its meetings in conjunction with Dr. Berger (except for executive sessions that Dr. Berger does not attend). At each meeting, the Compensation Committee has the opportunity to meet in executive session and does so when the Compensation Committee deems it necessary or appropriate.

Our Compensation Committee, or our Board of Directors at the recommendation of the Compensation Committee, makes all equity awards under stockholder-approved plans. When granted, stock options have an exercise price equal to the closing price of our common stock as quoted on the NASDAQ Global Select Market on the date of grant. Our Compensation Committee, or our Board of Directors at the recommendation of the Compensation Committee, also approves the other terms of the grants, including the vesting conditions, restrictions and term of the awards.

Grants of stock options or other equity awards to new employees, including executive officers, are generally approved at the first scheduled meeting of our Compensation Committee after such employees begin employment. Annual grants are generally approved in the first quarter of the fiscal year for performance in the prior year.

Use of Compensation Consultants

Our Compensation Committee retains an independent compensation consultant, Radford, an Aon Hewitt company (“Radford”), to provide information, advice and recommendations with respect to officer and director compensation. Radford has served as our compensation consultant since September 2008. For our 2013 and 2014 compensation decisions, Radford provided advice on our peer group and an analysis of the competitiveness of our executive and director compensation programs (including our use of equity, pay-for-performance metrics, stock ownership analysis, and the retentive effect of our pay practices), and also assisted with the preparation of tally sheets quantifying the total compensation paid to our executive officers. Radford provided advice, information and recommendations at the request of the Compensation Committee, and the Committee’s decisions regarding the components and amounts of executive and director compensation were informed by the analysis and input of Radford. In addition, during 2013 and to date in 2014 Radford provided advisory services, not in excess of $120,000, related to compensation programs for our non-executive officers, including, the development of new equity compensation guidelines.

It is the Compensation Committee’s policy that the Chair of the Committee or, at times, the full Committee pre-approve any additional services provided to management by our independent compensation consultant. The Compensation Committee has assessed the independence of Radford and the Radford account manager who advised the Compensation Committee pursuant to SEC rules and concluded that Radford’s work with and on behalf of the Compensation Committee did not raise any conflict of interest.

Compensation Committee Interlocks and Insider Participation

During the fiscal year ended December 31, 2013, Drs. Lavidas, Radaelli and Riedel and Mr. Whelan served as members of our Compensation Committee. In 2013, none of our executive officers served on the board of directors or compensation committee of any entity that had one or more executive officers serving as a member of our Board or Compensation Committee. There are no family relationships between or among the members of our Board or executive officers.

Corporate Governance Guidelines

Our Corporate Governance Guidelines, which were developed and are overseen by the Nominating and Corporate Governance Committee, establish basic principles of corporate governance by which the Board operates. These guidelines address selection, composition and independence of the Board, director compensation, majority voting in director elections and director resignation in the event of a failure to receive the required vote, evaluation of the performance of the Board and its committees, the structure and operations of the committees of the Board, the establishment and implementation of corporate governance guidelines, principles and practices, leadership development, and succession planning.

Under our Corporate Governance Guidelines, so long as the Chief Executive Officer is also Chairman of the Board, the Board shall appoint one of the independent directors to serve in the role of lead director. His or her role is to support the independent directors in meeting their responsibilities as independent directors. As such, he or she is responsible for oversight of those processes of the Board that independent directors are required to perform. In addition, he or she presides at meetings of the non-management directors.

The Nominating and Corporate Governance Committee is responsible for the establishment, implementation, and oversight of our Corporate Governance Guidelines, Conflict of Interest Policy for Board of Directors, and other corporate governance guidelines, policies, and practices. Our Corporate Governance Guidelines and Conflict of Interest Policy are publicly available on the Investors section of our website at http://investor.ariad.com under the heading “Corporate Governance.”

The Board’s Leadership Structure

Our Board has adopted a board leadership structure where our Chief Executive Officer serves as Chairman of the Board and where the Board appoints a lead director from its independent directors. Our Board believes this structure provides an efficient and effective leadership model for the Company. Combining the chairman and chief executive officer roles fosters clear accountability, effective decision-making and alignment on corporate strategy. A single chairman and chief executive officer provides strong and consistent leadership for the Company, without risking overlap or conflict of roles. Moreover, the Board believes that our Chief Executive Officer is best suited to serve as Chairman because he is the director most familiar with our science, business and industry. Because of that experience, he is the director most capable of effectively identifying strategic priorities and leading the Board’s discussion and execution of strategy.

At the same time, to assure effective independent oversight, the Board has adopted a number of corporate governance practices, including:

•	a strong, independent, clearly-defined lead director role (see below for a full description of the role);

•	executive sessions of the independent directors after substantially all board meetings, chaired by the lead director; and

•	annual performance evaluations of the Chairman and Chief Executive Officer by the independent directors, led by the Compensation Committee of our Board.

Athanase Lavidas, Ph.D. was our lead director of the Board from November 2008 until January 2014. In January 2014, Wayne Wilson was appointed our lead director. As the lead director, Mr. Wilson is responsible under our Corporate Governance Guidelines for:

•	chairing any meeting of the independent directors, including their meetings in executive session;

•	working with the Chairman in preparation of the agenda for each Board meeting and in reviewing all potential topics and items of interest on a regular basis;

•	regularly consulting with the Chairman and Chief Executive Officer on our strategic priorities and on matters relating to corporate governance and Board performance;

•	serving as the liaison between the independent members of the Board and our Chairman and Chief Executive Officer;

•	supporting the independent directors in meeting their obligations as independent directors; and

•	meeting with major shareholders of the Company upon request, as coordinated by management.

A copy of our Corporate Governance Guidelines is publicly available on the Investors section of our website at http://investor.ariad.com under the heading “Corporate Governance.”

The Board believes the combined role of Chairman and Chief Executive Officer, together with the executive sessions and functions of a lead director described above, is in the best interest of our stockholders because it provides the appropriate balance between developing strategy and independently overseeing management.

The Role of the Board in Risk Oversight

As set forth in our Corporate Governance Guidelines, one of the Board’s functions is oversight of risk management with a focus on the most significant risks facing the company including strategic, operational, financial, legal, regulatory and compliance risks. Risk is inherent in our business. As a result, significant risks are presented and discussed at regularly scheduled Board and committee meetings.

Management is responsible for identifying risk and risk controls related to significant business activities. The Board ensures that management’s approach to risk management is designed to support the achievement of organizational objectives, including strategic goals, to improve long-term organizational performance and enhance stockholder value. The involvement of the Board in reviewing our strategic objectives and plans is a key part of our Board’s assessment of management’s approach and tolerance to risk. A fundamental part of risk management is not only understanding the risks a company faces and what steps management is taking to manage those risks but also understanding what level of risk is appropriate. In reviewing and affirming our business strategy, the Board assesses the various risks being mitigated by management and determines what constitutes an acceptable level of risk. As part of its ongoing activities, the Board meets regularly with management to discuss our most significant risk exposures and ensure that the risks undertaken by management are consistent with the Company’s business strategy. In other cases, a Board committee may be responsible for oversight of specific risk topics. For example, the Audit Committee oversees issues related to internal control over financial reporting, the Compensation Committee oversees risks related to compensation programs and the Science and Medicine Committee oversees risks related to our dealings with the FDA and other similar regulatory agencies, as discussed in greater detail elsewhere in this proxy statement. The Board reviews at least twice annually a detailed assessment of manufacturing and drug development activities of the Company based on application of Good Manufacturing Processes, Good Clinical Practices, and Good Laboratory Practices.

Compensation Practices and Policies Relating to Risk Management

Consistent with SEC disclosure requirements, we have assessed the Company’s compensation policies, practices and awards, including the use of performance shares, and have concluded that our compensation policies, practices and awards do not create risks that are reasonably likely to have a material adverse effect on the Company. Our management assessed the Company’s compensation and benefits programs to determine if the programs’ provisions and operations create undesired or unintentional risk of a material nature. We do not have any programs where a participant may be able to directly affect variability or timing of payout. Rather, our compensation programs include a combination of fixed base salaries, cash bonuses, long-term incentive awards, including performance-based compensation, and employee retirement plans that are generally uniform in design and operation throughout the Company and with all levels of employees.

In 2012, we implemented a minimum stock ownership guideline for our Chief Executive Officer equal to six times his base salary, to be phased in over five years, as well as minimum stock ownership guidelines for the non-employee members of our Board of Directors equal to three times their annual cash compensation, to be phased in over five years. Our Chief Executive Officer already meets this minimum stock ownership guideline and our non-employee directors, with the exception of Drs. Denner and Schlesinger, who recently joined the Board, are in early compliance with this guideline. We believe the adoption of such guidelines further aligns the interests of our Chief Executive Officer and our Board of Directors with those of our shareholders.

In April 2014, we adopted the Recoupment Principles which we will use, together with the compensation clawback requirements set forth in the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, to create a formal clawback and incentive recoupment policy before the end of 2014. The policy will provide the Compensation Committee with broad discretion to recoup certain incentive awards in instances of material violations of company policy that cause significant harm to us and in certain instances of a failure to manage or monitor conduct or risks appropriately. This policy will also provide for the recovery of incentive based compensation in the event of a significant restatement of financial results of the Company caused by executive fraud or willful misconduct.

Based on the foregoing, we believe that our compensation policies, practices and awards do not create risks that are likely to have a material adverse effect on the Company as a whole. We also believe that our incentive compensation arrangements provide incentives that do not encourage risk-taking beyond the organization’s ability to effectively identify and manage significant risks, are compatible with our effective internal controls and our risk management practices, and are supported by the oversight and administration of the Compensation Committee with regard to executive compensation programs.

Corporate Code of Conduct and Ethics

Our Corporate Code of Conduct and Ethics applies to all of our employees and directors. Any changes in or waivers from our Corporate Code of Conduct and Ethics will be included in a Current Report on Form 8-K within four business days following the date of the change or waiver, unless website posting of the amendments or waivers is then permitted by NASDAQ rules. Our Corporate Code of Conduct and Ethics is publicly available on the Investors section of our website at http://investor.ariad.com under the heading “Corporate Governance.”

Stockholder Communications with the Board

Generally, stockholders who have questions or concerns should contact our Investor Relations department at 617-494-0400, extension 2208. However, any stockholders who wish to submit written communications to the Board or any individual director should send their communications to our Secretary at ARIAD Pharmaceuticals, Inc., 26 Landsdowne Street, Cambridge, MA 02139-4234 or david.berstein@ariad.com. Communications will be distributed to the Board, or to any individual director or directors as appropriate, depending on the facts and circumstances outlined in the communications. Items that are unrelated to the duties and responsibilities of the Board may be excluded, such as junk mail and mass mailings, resumes and other forms of job inquiries, surveys, and solicitations or advertisements. In addition, any material that is unduly hostile, threatening, or illegal in nature may be excluded, provided that any communication that is filtered out will be made available to any director upon request.

Director Attendance at the Annual Meeting

Under our Corporate Governance Guidelines, we expect all incumbent directors, as well as all nominees for election as director, to attend our annual meetings of stockholders. All of our incumbent directors attended the annual meeting of stockholders in 2013.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Person Transactions Approval Policy

All related person transactions are reviewed and approved in advance by our Audit Committee or other independent body of our Board. In general, a related person transaction is defined as any transaction (other than setting compensation) in which we or any subsidiary or affiliate is a participant and in which any of the following persons has or will have a direct or indirect material interest: our executive officers, our Board members and nominees, beneficial holders of more than 5% of our securities, immediate family members of any of the foregoing persons, and any other persons who the Board determines may be considered to be related persons as defined by the rules and regulations of the SEC.

Our Audit Committee or its chair or other independent body of our Board, as the case may be, will approve only those related person transactions that are determined to be in, or not inconsistent with, the best interests of our company and our stockholders, taking into account all available facts and circumstances as it determines in good faith to be necessary. These facts and circumstances will typically include, but not be limited to, the benefits of the transaction to us and our stockholders, the impact on a director’s independence in the event the related person is a director or nominee, an immediate family member of a director or nominee, or an entity in which a director or nominee is a partner, shareholder, or executive officer, the availability of other sources for comparable products or services, the terms of the transaction, and the terms of comparable transactions that would be available to unrelated third parties or to employees generally. No member of our Audit Committee or our Board will participate in any review, consideration, or approval of any related person transaction with respect to which the member or any of his or her immediate family members or other business affiliates is the related person.

In reviewing and approving such transactions, our Audit Committee or other independent body of our Board will obtain, or will direct management to obtain on its behalf, all information that it believes to be relevant and important to its review of the transaction prior to approval. Following receipt and review of the necessary information, a discussion will be held of the relevant factors deemed to be necessary prior to approval. If a discussion is not deemed to be necessary, approval may be given by unanimous written consent of our Audit Committee or other independent body of our Board. This approval authority may also be delegated to the chair of our Audit Committee in some circumstances. No related person transaction shall be entered into prior to completing these procedures.

Our policies as described above are included in the Audit Committee Charter as approved by our Audit Committee and our Board. As required under SEC rules, transactions that involve an amount in excess of $120,000, in which we are a participant and a related person is determined to have a direct or indirect material interest, are disclosed in our proxy statement.

Transactions with Related Persons

We have no related person transactions to report.

Indemnification

We indemnify our directors and our executive officers to the fullest extent permitted by law so that they will be free from undue concern about personal liability in connection with their service to the Company. This is required under our Amended and Restated By-laws, and we have also entered into agreements with those individuals contractually obligating us to provide this indemnification to them.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of April 28, 2014, certain information with respect to (i) each person (including any “group” as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) known to us to own beneficially more than 5% of our common stock, (ii) each of our directors and director nominees, (iii) each executive officer named in the Summary Compensation Table under “Executive Compensation” (referred to as our named executive officers), and (iv) all of our current directors and executive officers as a group. In accordance with the rules promulgated by the SEC, such ownership includes shares currently owned, as well as shares that the named person has the right to acquire within 60 days of April 28, 2014, including, but not limited to, shares that the named person has the right to acquire through the exercise of any option and restricted stock units that will be vested as of that date. Except as otherwise indicated, the stockholders listed in the table have sole voting and investment powers with respect to the common stock shown as beneficially owned. Percentage ownership is based on 186,798,293 shares of common stock outstanding as of April 28, 2014.

Name and Address**	Number and Nature of Shares Beneficially Owned		Percent of Class
FMR LLC 245 Summer Street Boston, MA 02210	17,076,102	(1)	8.89%
The Vanguard Group, Inc. 100 Vanguard Blvd. Malvern, PA 19355	10,335,936	(2)	5.38%
Sarissa Capital Management LP 660 Steamboat Road Greenwich, Connecticut 06830	12,000,000	(3)	6.25%
Harvey J. Berger, M.D.	4,554,577	(4)	2.37%
Timothy P. Clackson, Ph.D.	694,845	(5)	*
Edward M. Fitzgerald	664,595	(6)	*
Martin J. Duvall	104,966	(7)	*
Daniel M. Bollag, Ph.D.	258,896	(8)	*
Alexander J. Denner, Ph.D.	12,000,000	(3)	6.25%
Jay R. LaMarche	610,151	(9)	*
Athanase Lavidas, Ph.D.	132,881	(10)	*
Massimo Radaelli, Ph.D.	139,069	(11)	*
Robert M. Whelan, Jr.	76,109	(12)	*
Wayne Wilson	131,750	(13)	*
Norbert G. Riedel, Ph.D.	128,109	(14)	*
Sarah Schlesinger	18,750	(15)	*
All current directors and executive officers as a group (17 persons)	21,960,909	(16)	11.43%

*	Indicates less than 1% of the outstanding shares of common stock.
**	Addresses are given for beneficial owners of more than 5% of the outstanding common stock only.
(1)	This information is based solely on information contained in a Schedule 13G/A filed with the SEC on January 10, 2014 by FMR LLC. The shares are held by various subsidiaries of FMR LLC that have voting and dispositive power over the shares, as detailed in the filing.
(2)	This information is based solely on information contained in a Schedule 13G/A filed with the SEC on February 11, 2014 by The Vanguard Group, Inc. The shares are held by various subsidiaries of The Vanguard Group, Inc. that have voting and dispositive power over the shares, as detailed in the filing.
(3)

This information is based solely on information contained in a Schedule 13D/A filed with the SEC on February 21, 2014 by Sarissa Capital Management LP. The shares are held by various affiliates of Sarissa Capital Management LP, including Dr. Denner, that have voting and dispositive power over the shares, as detailed in the filing. By virtue of his position as the Chief Investment Officer of Sarissa Capital and as the

managing member of Sarissa Capital’s general partner and as controlling the ultimate general partner of each of the Sarissa Funds, Dr. Denner may be deemed to have the shared power to vote or direct the vote of (and the shared power to dispose or direct the disposition of) the 12,000,000 shares held by Sarissa Funds.
(4)	Includes 999,000 shares issuable upon exercise of stock options. Includes 1,714,286 shares owned by Ocean Capital Partners, LLC, an investment entity owned by Dr. Berger and his immediate family and for which Dr. Berger has the right to vote and dispose of the shares; and 740,050 shares owned by Dr. Berger’s spouse and daughters. Dr. Berger disclaims beneficial ownership of the shares held by his spouse and daughters
(5)	Includes 291,817 shares issuable upon exercise of stock options.
(6)	Includes 393,667shares issuable upon exercise of stock options.
(7)	Includes 72,667 shares issuable upon exercise of stock options.
(8)	Includes 110,833 shares issuable upon exercise of stock options.
(9)	Includes 76,250 shares issuable upon exercise of stock options and 6,696 shares held by Mr. LaMarche’s spouse.
(10)	Includes 26,250 shares issuable upon exercise of stock options.
(11)	Includes 58,569 shares issuable upon exercise of stock options.
(12)	Includes 31,250 shares issuable upon exercise of stock options.
(13)	Includes 31,250 shares issuable upon exercise of stock options.
(14)	Includes 31,250 shares issuable upon exercise of stock options.
(15)	Includes 6,250 shares issuable upon exercise of stock options.
(16)	See notes 3 through 15 above. Also includes 423,112 shares of common stock and 571,348 shares issuable upon the exercise of stock options held by executive officers not listed in the table above.

EXECUTIVE OFFICERS

The following table sets forth certain information regarding our executive officers, including their ages as of the upcoming Annual Meeting.

Name	Age	Position
Harvey J. Berger, M.D.	64	Chairman of the Board of Directors, Chief Executive Officer and President
Timothy P. Clackson, Ph.D.	49	President of Research and Development and Chief Scientific Officer
Edward M. Fitzgerald	59	Executive Vice President, Chief Financial Officer and Treasurer
Martin J. Duvall	52	Executive Vice President and Chief Commercial Officer
David L. Berstein, Esq.	62	Senior Vice President, General Counsel and Chief Intellectual Property Counsel, and Secretary
Daniel M. Bollag, Ph.D	53	Senior Vice President, Regulatory Affairs and Quality
Maria E. Cantor	46	Senior Vice President, Corporate Affairs and Human Resources
Hugh M. Cole	49	Senior Vice President, Chief Business Officer
Frank G. Haluska, M.D., Ph.D.	55	Senior Vice President, Clinical Research and Development and Chief Medical Officer

For biographical information on Dr. Berger, see the section in this proxy statement entitled, “Board of Directors.”

Timothy P. Clackson, Ph.D. has served as our President of Research and Development and Chief Scientific Officer since June 2010. Previously, he served as our Senior Vice President and Chief Scientific Officer from September 2003 to June 2010.

Edward M. Fitzgerald has served as our Executive Vice President, Chief Financial Officer and Treasurer since June 2010. Previously, he served as our Senior Vice President, Chief Financial Officer and Treasurer from May 2002 to June 2010.

Martin J. Duvall has served as our Executive Vice President, Chief Commercial Officer since December 2013, having served as our Senior Vice President, Commercial Operations since September 2011. Previously, from 2010 to 2011, he served as Senior Vice President and General Manager of Merck and Company’s global oncology franchise. From 2009 to 2010, Mr. Duvall led global marketing and commercial operations at Abraxis Bioscience, Inc. From 2004 to 2009, Mr. Duvall held roles leading commercial operations, commercial development and oncology strategy for MGI Pharma, Inc. and its acquirer, Eisai Pharmaceuticals.

David L. Berstein, Esq. has served as our Senior Vice President, General Counsel and Chief Intellectual Property Officer and Secretary since November 2013, having served as our Senior Vice President and Chief Intellectual Property Officer since May 2008. Previously, he served as our Senior Vice President and Chief Patent Counsel from June 2003 to June 2007.

Daniel M. Bollag, Ph.D. has served as our Senior Vice President, Regulatory Affairs and Quality since January 2009. He previously was Vice President, Regulatory Affairs for Genzyme Corporation, a biotechnology company, from 2006 to 2008.

Maria E. Cantor has served as our Senior Vice President, Corporate Affairs and Human Resources since November 2013, having served as our Senior Vice President, Corporate Affairs since January 2012. Previously, she served as our Vice President, Corporate Communications and Investor Relations since July 2008. Ms. Cantor held several positions of increasing responsibility at Genzyme Corporation from 2001 to 2008, most recently serving as Senior Director, Corporate Communications.

Hugh M. Cole has served as our Senior Vice President and Chief Business Officer since March 2014. Previously, from 2007 to 2014, Mr. Cole held management positions at Shire Pharmaceuticals, most recently as Senior Vice President, Strategic Planning and Program Management and, previously, as a global franchise head, and before that, as Vice President, Business Development. Previously he held senior positions in business and corporate development at Oscient Pharmaceuticals (formerly, Genome Therapeutics) and at Millennium Pharmaceuticals and its affiliates.

Frank G. Haluska, M.D., Ph.D. has served as our Senior Vice President, Clinical Research and Development and Chief Medical Officer since January 2012, having held the position of Vice President and Chief Medical Officer since June 2010. Previously, he served as our Vice President, Clinical Affairs from May 2009 to June 2010, Vice President, Clinical Research from July 2008 to May 2009, and Senior Medical Director from October 2007 to July 2008.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Executive Summary

OVERVIEW

Our success in 2013 was made possible in large measure by our ability to attract, retain and motivate talented and experienced individuals across all areas of our business, including our named executive officers (“NEOs”):

Harvey J. Berger, M.D.	Chairman of the Board of Directors, Chief Executive Officer and President
Timothy P. Clackson, Ph.D.	President of Research and Development and Chief Scientific Officer
Edward M. Fitzgerald	Executive Vice President, Chief Financial Officer and Treasurer
Martin J. Duvall	Executive Vice President and Chief Commercial Officer
Daniel M. Bollag, Ph.D.	Senior Vice President, Regulatory Affairs and Quality

We believe that our compensation program has been and will continue to be effective in attracting, retaining and motivating the right executive team during this critical phase of ARIAD’s evolution from a research and development-stage enterprise to a fully integrated, commercial-stage global oncology company. Our compensation program for our NEOs was supported by 82.7% of the “Say-on-Pay” advisory votes cast by shareholders at our 2013 annual meeting of shareholders. Based on the effectiveness of our compensation program and after consideration of last year’s “Say-on-Pay” advisory vote, the Compensation Committee determined to continue the same fundamental structure for our executive compensation program this year, with certain refinements discussed below.

PERFORMANCE SUMMARY AND RELATED COMPENSATION DECISIONS

2013 has been a challenging year for ARIAD. Although we achieved our key strategic objectives in the first three quarters of the year, including the initial commercial launch of Iclusig in the United States, the achievement of marketing authorization for Iclusig by the European Commission as an orphan medicinal product for two indications and the commencement of sales in Europe in the second half of the year, we experienced a significant setback in the fourth quarter, when the FDA placed a partial clinical hold on all additional patient enrollment in clinical trials of Iclusig and issued several Drug Safety Communications. On October 31, 2013, we temporarily suspended marketing and commercial distribution of Iclusig in the United States, in response to a request by the FDA, while we negotiated an update to the prescribing information and a risk mitigation strategy.

As a result of the challenges that have arisen with respect to Iclusig, our Compensation Committee held a number of meetings in the last quarter of 2013 to evaluate the evolving situation and consider appropriate actions with respect to our executive compensation programs. Among key factors discussed and considered by the Compensation Committee were the following:

•	The continued appropriateness of our peer group given the decrease in ARIAD’s market value immediately after the FDA action;

•	Our executive compensation philosophy of generally targeting executives’ cash and equity compensation at the 65th percentile of the market;

•	The appropriateness of paying cash bonuses to the executive team for 2013, even though most of the metrics set out at the beginning of the year had been achieved, given the FDA action relating to Iclusig and its effect on our stockholders;

•	The decrease in our stock value and the reduced incentive value of previously granted stock options and other equity awards; and

•	To assess the degree of alignment between our Chief Executive Officer’s pay and performance, the Compensation Committee also considered “realizable” pay relative to our peer group. The Compensation Committee noted that the compensation awarded to our Chief Executive Officer over the last three years has been closely aligned with the performance of our stock (TSR) over the same period, both on an absolute basis and relative to the companies in our peer group. See “Pay for Performance” for further discussion of and charts relating to the alignment of Chief Executive Officer pay and our stock performance.

Following the suspension of commercial distribution of Iclusig in the United States, ARIAD management continued to work with the FDA to gain re-approval of Iclusig and resume commercial distribution of the drug. On December 20, 2013, we obtained FDA approval to resume marketing and commercial distribution of Iclusig under a revised U.S. Prescribing Information, or USPI, and a Risk Evaluation and Mitigation Strategy, or REMS. As a result, we announced that we had resumed marketing and commercial distribution of Iclusig through an exclusive specialty pharmacy. This continued progress towards resuming normal commercial distribution of Iclusig in the United States has been recognized by the market, as reflected in the increase in our stock price since we announced the FDA’s approval to resume marketing and commercial distribution.

In the context of these ongoing developments, our Compensation Committee continued to evaluate and consider the status of Iclusig in the first quarter of 2014, as it made final decisions regarding 2013 and 2014 executive compensation. Key decisions made by the Committee in late 2013 and early 2014 included:

•	No cash bonuses to executives under the 2013 annual performance award program. Although we had achieved most of our strategic objectives during the first three quarters of 2013, the Compensation Committee determined that no cash bonus should be delivered given the adverse FDA action on Iclusig during the fourth quarter of 2013. As a result, each of our NEOs was positioned below the market 25th percentile in terms of his total cash compensation for 2013.

•	No base salary merit or market-based adjustment increases for 2014. Notwithstanding the progress we have made in resuming commercial distribution of Iclusig in the United States, the Compensation Committee determined that base salaries for our NEOs should be maintained at 2013 levels.

•	2014 executive equity grants are even more heavily focused on performance. Although we have historically utilized performance-based equity grants tied to key milestones as an important part of executives’ annual equity awards, the Compensation Committee approved increasing the proportion of executives’ equity awards tied to key performance milestones from 33% of the total award in 2013 to 50% of the total award in 2014. This very-heavy focus on performance-based equity places us at the forefront of the market, and ensures that half of each executive’s award will be earned only if ARIAD is able to successfully execute on its strategy. The remaining half of each NEO’s 2014 equity award is being delivered in time-based restricted stock units vesting in equal installments over the next three years.

In making these compensation decisions our Compensation Committee also considered the results of our annual Say on Pay vote held in 2013. At our 2013 annual meeting, our shareholders approved the compensation program for our NEOs by a vote of 82.7% in favor. Notwithstanding the continued support of our investors for the structure of our compensation programs, the Compensation Committee believed that the changes described above were warranted and appropriate to maintain strong alignment between our executives and our shareholders and to continue to emphasize our historically strong linkage between executive pay and our Company’s performance.

KEY COMPONENTS OF COMPENSATION AND RELATED PERFORMANCE PERIODS

We provide three basic forms of direct compensation to our executive officers: base salary, bonuses (which we refer to as “annual performance awards”), and long-term equity incentive awards. Our Compensation Committee, with the assistance of Radford, our compensation consultant, and Dr. Berger, our Chief Executive Officer, reviews each of these compensation components annually for each of the nine executive officers on our executive leadership team, including our NEOs, and adjusts each component based primarily on corporate and individual performance.

In order to understand the compensation reported in this proxy statement, it is important to be aware of the fact that two separate fiscal years play a role in our compensation decisions. This is because the time periods over which performance is assessed vary depending on the particular component of compensation, and SEC disclosure rules require us to discuss awards determined based on 2013 performance in different fiscal years. Specifically, the performance review periods are as follows:

•	Base Salary – The Compensation Committee sets executive salaries in the first quarter of each fiscal year, effective as of January 1st of that year. Typically, a target percentage level of salary increase is established for the executive team, and each executive’s salary is then determined based on an assessment of the corporate and individual performance objectives applicable to that executive during the preceding year. Thus, the salary amounts reported in the Summary Compensation Table later in this proxy statement for fiscal 2013 were established based on 2012 corporate and individual performance. Salary amounts for fiscal 2014, which as discussed above are unchanged from 2013 (with the exception of Mr. Duvall, who was promoted last year), are briefly described below and will be set forth in the Summary Compensation Table next year.

•	Annual Performance Awards – These awards are determined after the completion of the fiscal year to which they apply, based on an evaluation of each executive’s performance in relation to corporate and individual objectives for that year. Therefore, unlike the 2013 salary amounts, which were based on 2012 performance, our executives’ annual performance awards for 2013, as reported in the Summary Compensation Table for fiscal 2013, were based on 2013 performance.

•	Long-term Equity Incentive Awards – These forward-looking awards are determined in the first quarter of each fiscal year, based on performance during the previous year. Consequently, the 2013 long-term equity incentive awards reported in the Summary Compensation Table and Grant of Plan-Based Awards Table for fiscal 2013 were established based on 2012 performance. The long-term equity incentive awards granted in early 2014 based on 2013 performance are briefly described below and will be set forth in the Summary Compensation Table and Grant of Plan-Based Awards Table next year.

PAY MIX

Our Compensation Committee considers the mix of the elements of compensation discussed above to be critical in driving our “pay-for-performance” philosophy. The vast majority of our executives’ annual compensation is delivered in short- or long-term incentive compensation whose value is contingent upon the achievement of specific performance targets, appreciation of our stock value, or both. In 2013, as in the past, our Chief Executive Officer’s pay mix was more than 90% comprised of performance-based compensation via our annual performance awards (referred to as STI in the table below) and grants of stock options, restricted stock units and performance shares (referred to as LTI in the table below), and only 9% was delivered via “guaranteed” compensation in the form of his base salary. By comparison, among our peer group listed below in the section entitled “Use of Competitive Market Compensation Data and Compensation Benchmark”, the median pay mix included twice the level of guaranteed base pay, at 20% of the total. Percentages are based on target values for each component of Chief Executive Officer pay, including the fair value of equity awards, including performance shares, on the date of grant:

PAY FOR PERFORMANCE

Our Compensation Committee is strongly committed to the principle that compensation delivered to our NEOs should be strongly aligned with value creation for our shareholders. This principle is reflected both in the pay mix referenced above and in our significant historical and continuing use of performance-based equity to deliver executives’ annual long-term incentive awards. Over the past five years, annual pay levels have closely tracked the change in our stock value year-over-year, highlighting the effectiveness of our programs in advancing this goal. Our use of long-term incentives and focus on performance-based vehicles, whether via stock options, whose value is wholly contingent upon stock price performance, or performance shares that vest only upon the achievement of designated milestones/performance targets, ensures that our executives are aligned with our shareholders. We also issue time-based restricted stock units, which further align executives with our shareholders by helping executives build a meaningful, direct ownership stake in our stock.

The following chart compares our total shareholder return, or TSR, over the last five years with the total reported compensation of our Chief Executive Officer (as disclosed in the Summary Compensation Table) over the same period. For 2013, when our stock price declined in the last quarter following the announcement of the partial clinical hold on new patient enrollment in clinical trials of Iclusig and the temporary suspension of marketing and commercial distribution of Iclusig in the United States, the table reflects not only the Chief Executive Officer’s reported pay, which includes the value of his long-term incentive awards at the beginning of the year, but also his 2013 “realizable” pay, which reflects cash plus the year-end value of his 2013 equity grants.

As shown in the table above, the compensation awarded to our Chief Executive Officer over the last five years closely tracked our TSR over the same period. Consistent with our objective to align the interests of our executives with the interests of our shareholders, as the price of our common stock appreciated over the last five years, the value of stock option awards, the most significant component of the compensation of our Chief Executive Officer (as well as the other NEOs), increased as well. With the decline in ARIAD’s market value by the end of 2013, the actual, realizable value of Dr. Berger’s 2013 compensation decreased as well.

To assess the degree of alignment between our Chief Executive Officer’s pay and performance, the Compensation Committee also considers “realizable” pay relative to our peer group. We believe that the compensation awarded to our Chief Executive Officer in the last three years displayed a strong connection to our

TSR performance over the same period both on an absolute basis and relative to the companies in our peer group, as shown in the following chart.

For both the three-year period from 2011-2013 and the preceding three years from 2010-2012, ARIAD’s relative TSR ranking is closely tied to our Chief Executive Officer pay ranking, falling squarely within the “zone of alignment” indicated in the chart. The Compensation Committee believes these analyses confirm the continued effectiveness of our executive compensation programs.

BUSINESS HIGHLIGHTS

We present below business highlights for our 2013 fiscal year to assist our shareholders in understanding the compensation decisions made with respect to reported 2013 annual performance awards, and business highlights for 2012 to facilitate an understanding of our reported 2013 salary determinations and long-term equity incentive awards.

Fiscal 2013

2013 was both a very successful and a challenging year for ARIAD. Since the beginning of 2013, we:

•	Commenced sales and marketing of Iclusig in the United States in the first quarter of 2013 and in certain European countries in the second half of 2013, recognizing $45.2 million in product revenue during 2013, compared to no product revenue in the prior year.

•	Obtained marketing authorization for Iclusig from the European Commission in July 2013, commenced sales of Iclusig in Germany, the United Kingdom, France, Austria and the Netherlands, and laid the groundwork to expand commercialization of Iclusig to all of the major markets in Europe during 2014, subject to obtaining pricing and reimbursement approvals.

•	Successfully worked with the FDA to obtain revised prescribing information and resume marketing and commercial distribution of Iclusig in the United States in December 2013, following the temporary suspension of Iclusig in October 2013 in the United States due to safety concerns raised by the FDA.

•	Continued development of Iclusig in patients with gastrointestinal stromal tumors, or GIST, in a Phase 2 clinical trial, which is almost fully enrolled, with the goal of completing patient enrollment upon lifting of the partial clinical hold expected in the second quarter of 2014.

•	Announced the initiation of a pivotal global Phase 2 trial of our next drug candidate, AP26113, in patients with locally advanced or metastatic non-small cell lung cancer, or NSCLC, who were previously treated with crizotinib, the current standard of care. The ALTA (ALK in Lung Cancer Trial of AP26113) trial is designed to determine the safety and efficacy of AP26113 in refractory NSCLC patients who test positive for anaplastic lymphoma kinase, or ALK, oncogene. We expect this trial to be the basis for our initial filing for regulatory approval of AP26113.

•	Continued our internal drug discovery efforts, as a result of which we expect to nominate a potential best-in-class development candidate in the second half of 2014.

•	Strengthened our balance sheet through a common stock offering of $310.0 million in net proceeds at the beginning of 2013, ending the year with cash, cash equivalents and marketable securities of $237.2 million, compared to $164.4 million at the end of 2012.

Fiscal 2012

Our 2012 fiscal year was one of great success and progress at ARIAD as we advanced Iclusig towards commercialization:

•	We received accelerated approval in the United States of Iclusig for the treatment of adult patients with chronic, accelerated or blast phase chronic myeloid leukemia (CML) that is resistant or intolerant to prior tyrosine kinase inhibitor (TKI) therapy or Philadelphia chromosome-positive acute lymphoblastic leukemia (Ph+ ALL) that is resistant or intolerant to prior TKI therapy. This approval followed completion of our NDA submission ahead of schedule.

•	We recruited, hired and trained a complete commercial organization in the U.S. and were fully prepared for the U.S. commercial launch of Iclusig upon receipt of marketing approval from the FDA. All of the key functions in our U.S. commercial organization, including account specialists, market access, and marketing, were put in place and we began implementing our commercial plans for Iclusig.

•	In Europe, we submitted a Marketing Authorization Application (MAA) for Iclusig to the European Medicines Agency seeking marketing approval in the EU of Iclusig in adult patients with resistant or intolerant CML or Ph+ ALL. The Committee for Medicinal Products for Human Use granted ARIAD’s request for accelerated assessment of the MAA.

•	In preparation for our planned commercial launch of Iclusig in Europe, we established our European headquarters in Lausanne, Switzerland, and recruited and hired our General Manager of European operations, along with other key members of our European leadership team. We began recruiting medical science liaisons and sales representatives in each of other major markets in Europe. We also established early-access programs for Iclusig, established the supply chain in key markets and implemented initial pricing and reimbursement activities.

•	We advanced the development of AP26113, our investigational ALK inhibitor, and presented positive clinical proof-of-concept data showing the promise of AP26113 as our next internally discovered cancer medicine that overcomes drug resistance. Compelling anti-tumor activity of AP26113 in patients with ALK-positive non-small cell lung cancer (NSCLC) and initial anti-tumor activity in patients with EGFR-mutant NSCLC were presented at the European Society of Medical Oncology meeting. Importantly, AP26113 showed clinical activity in ALK-positive NSCLC patients with brain metastases.

•	We initiated the global, Phase 3 EPIC trial of Iclusig in patients with newly diagnosed CML. This trial compares Iclusig to imatinib and has a primary endpoint of major molecular response at 12 months of treatment.

•	We initiated a Phase 1/2 clinical trial of Iclusig in resistant or intolerant CML and Ph+ ALL patients in Japan in the second half of 2012. The trial is designed to establish the recommended dose of Iclusig in Japanese patients, confirm its anti-leukemic activity in this patient population, and provide the necessary data required for regulatory approval of Iclusig in Japan.

•	Our 2012 achievements positioned us to further strengthen our balance sheet at the beginning of 2013 through an underwritten public offering yielding net proceeds of $310 million.

THE PHILOSOPHY AND IMPORTANT FEATURES OF OUR COMPENSATION PROGRAM

The philosophy underlying our compensation program has three foundational objectives:

•	First, we endeavor to attract and retain the best available executive talent to lead our Company, recognizing that we do so in a highly competitive environment. Thus, our Compensation Committee works closely with Radford to identify our “peer group” and other companies within our competitive environment and then to align the components of our compensation program at levels that will reasonably position us to successfully compete. We discuss this below under the heading “Use of Competitive Market Compensation Data and Compensation Benchmark.”

•	Second, we seek to motivate our executives to achieve ambitious corporate goals by placing a substantial portion of our executives’ compensation at risk and then rewarding high levels of performance in the pursuit of those goals. We consider this “pay-for-performance” philosophy to be central to our success to date and pivotal to our success in the future. Moreover, as described below under the heading “Targets and Performance Multipliers,” we believe that a system which provides substantially greater rewards for individual performance that “exceeds requirements” or is “outstanding” in comparison to performance that merely “meets requirements” creates a powerful incentive for executives to perform at extraordinary levels.

•	Third, we strive to align the interests of our executive officers with those of our shareholders. We do this not only by paying for performance aimed at enhancing shareholder value, but also by structuring a substantial portion of our executives’ compensation as long-term equity compensation. In 2013, approximately 84% of the value of our Chief Executive Officer’s compensation consisted of long-term equity, including the value of performance shares at the target level.

Use of Competitive Market Compensation Data and Compensation Benchmark

COMPETITIVE MARKET COMPENSATION DATA

As noted above, we draw upon a pool of executive talent that is highly sought after by similarly situated biotechnology companies, as well as larger pharmaceutical and biotechnology companies from which we frequently recruit, both within and outside our geographic area. We believe that the compensation practices of our peer group in particular, as well as of these larger companies and our industry in general, provide useful information to help us compete in this arena. Therefore, our Compensation Committee works closely with Radford and our management each year to review and update a comparator group of companies considered to be our peer group to ensure its continued relevance as ARIAD evolves as a company. The Compensation Committee also reviews broader life science industry data to further inform its decisions. With Radford’s assistance, our Compensation Committee uses two primary market frames of reference (which we collectively refer to as the “market”) against which to compare our executive compensation practices, as follows:

•	Select Peer Group – A select group of national biotechnology companies at a similar stage of development as our Company, with similar headcount, market capitalization, short- and long-term growth objectives, and similar therapeutic targets.

•	Radford Global Life Sciences Survey – A national survey of executive compensation levels and practices that covers approximately sixty executive positions in over 600 multinational life sciences organizations.

We do not apply a specific weighting to either data source when making compensation comparisons. Instead, our Compensation Committee reviews composite market data synthesized by Radford from these two groups showing levels of cash, equity, and total compensation for all comparable officers relative to the elements of compensation paid to our officers.

In October and November 2013, our Compensation Committee met with Radford and discussed various factors relating to the selection of a peer group, including the continued reasonableness of the companies comprising the prior year’s peer group and ARIAD’s near- and mid-term profile in the context of the FDA action on Iclusig. Based on this review, the Compensation Committee selected a peer group of companies for compensation comparisons for 2013. This peer group consisted of public companies in the biopharmaceutical industry with a commercial branded drug , with annual revenues generally less than $1 billion, and market capitalization and headcount targeted from one-third to three times the value and size, respectively, of ARIAD at the time of the review.

The 2013 peer group reflects substantial changes from the 2012 group, primarily based on the Compensation Committee’s decision that it was appropriate to target smaller market capitalization and revenue companies than in the past. Ten companies from last year’s peer group were removed from the list for 2013: Alkermes plc, BioMarin Pharmaceuticals Inc., Cubist Pharmaceuticals, Inc., Incyte Corporation, Jazz Pharmaceuticals plc, Regeneron Pharmaceuticals, Inc., Salix Pharmaceuticals, Ltd., Seattle Genetics, Inc. and United Therapeutics, Inc. were all removed because they were above the updated market value criterion and Onyx Pharmaceuticals, Inc. was acquired by Amgen. To replace the peers that were removed, 11 new companies were added, with each company falling within the 1/3 to 3x target range of ARIAD’s revenue and market value. The new additions were: Aegerion Pharmaceuticals, Inc., Arena Pharmaceuticals, Inc., Dyax Corp., Exelixis, Inc., ImmunoGen, Inc., Isis Pharmaceuticals, Inc., Momenta Pharmaceuticals, Inc., Nektar Therapeutics, NPS Pharmaceuticals, Inc., Santarus, Inc. and Vivus, Inc.

As a result of these changes, the 2013 peer group consists of the following 19 companies:

Acorda Therapeutics, Inc.	Ironwood Pharmaceuticals, Inc.	Questcor Pharmaceuticals, Inc.
Aegerion Pharmaceuticals, Inc.	Isis Pharmaceuticals, Inc.	Santarus, Inc.
Arena Pharmaceuticals, Inc.	The Medicines Company	Theravance, Inc.
Auxilium Pharmaceuticals, Inc.	Medivation, Inc.	ViroPharma Incorporated
Dyax Corp.	Momenta Pharmaceuticals, Inc.	Vivus, Inc.
Exelixis, Inc.	Nektar Therapeutics
ImmunoGen, Inc.	NPS Pharmaceuticals, Inc.

COMPENSATION BENCHMARK

In connection with our efforts to maintain a competitive compensation program, our Compensation Committee annually establishes a benchmark for our executive compensation packages relative to other companies in our market. This benchmark is expressed as a “percentile of the market.” Beginning in 2012, recognizing that ARIAD was transitioning from a clinical-stage biotechnology company into a commercial-stage enterprise and that our future success would depend even more on competitive compensation positioning, our Compensation Committee adopted a benchmark generally targeting each element of executive compensation, as well as total compensation at the 65th percentile of the market, and the Compensation Committee maintained this target in 2013 in recognition of the very competitive market for executive talent in which we continued to operate and the critical importance of attracting and retaining such talent as we continue our evolution into a fully integrated, global oncology company.

The compensation benchmark is not intended to set a ceiling or a floor on any executive’s compensation. Instead, the actual value received by an executive in a given year may fluctuate above or below this level based on the actual level of payout or value creation to the executive under our performance-based short- and long-term incentive programs. As discussed below under “Targets and Performance Multipliers,” if an executive substantially exceeds the corporate and individual performance objectives applicable to him or her, the executive may receive compensation above the 65th percentile of market. Alternatively, an executive may receive less than 100% of the compensation target depending on his or her performance.

Targets and Performance Multipliers

As noted above, each year our Compensation Committee analyzes the competitive market compensation data prepared by our compensation consultant to establish the following compensation parameters for each of our three levels of NEOs:

•	A target percentage increase in base salary,

•	A target annual cash performance award based on a percentage of base salary, and

•	A target amount of long-term equity incentive award.

With respect to our NEOs, the three officer tiers are as follows:

•	Tier I – our Chief Executive Officer, Dr. Berger

•	Tier II – our Executive Vice Presidents, Dr. Clackson, Mr. Duvall and Mr. Fitzgerald

•	Tier III – our Senior Vice President, Dr. Bollag

PERFORMANCE MULTIPLIERS

We believe that one of the most important motivators for our executives is the opportunity to earn compensation greater than the established targets by exceeding applicable performance requirements. We accomplish this through a system of “performance multipliers,” which reward exceptional performance at substantially higher levels than performance that merely meets requirements of the position. Under our performance multiplier approach, the level of performance of each executive directly influences his or her increase in base salary, annual performance award and long-term equity incentive award relative to target awards, and such amounts may be greater or less than the target levels based on the assessment and rating of each officer’s performance. Our Compensation Committee establishes the performance multiplier scale, which ranged from 0% – 160% for salary and long-term equity awards for fiscal 2012, and 0% – 200% for annual cash performance awards for fiscal 2013. Each executive officer’s performance was rated on a scale from “unsatisfactory” to “outstanding.” As an example of the impact of our “performance multipliers” on 2013 annual performance awards, an executive whose performance “meets requirements” would receive only 50% of his or her target bonus, whereas an executive whose performance “exceeds requirements” could earn up to 150% of his or her target bonus, and an executive whose performance is assessed as “outstanding” would receive up to 200% of his or her target bonus.

Process for Determining Executive Compensation

Our Compensation Committee is responsible for, among other duties, reviewing the performance of our Chief Executive Officer and reviewing and recommending his compensation for approval by the Board. The Compensation Committee is also responsible for reviewing the assessment of performance of our other executive officers conducted by our Chief Executive Officer and reviewing and approving their compensation in consultation with our Chief Executive Officer. While our Compensation Committee has ultimate authority and responsibility for approving all executive officer compensation, our Chief Executive Officer plays an active role in such decisions, except with respect to his own compensation where he participates in neither the deliberations nor the decision.

At the beginning of each year, the executive leadership team of the Company establishes annual corporate objectives, which are reviewed and discussed with the Compensation Committee and the Board and form the basis for our annual operating plan. The status of our corporate objectives, as well as our performance relative to our operating plan, are reviewed and discussed with the Board regularly during the year. Based on the annual corporate objectives and the associated operating plan, each of the executive officers is responsible for developing plans and managing the key initiatives and activities designed to achieve our objectives.

Generally, at the end of each year, each of the executive officers provides a detailed self-assessment of his or her performance relative to the established corporate and individual objectives, as well as to key leadership and management measures described below. In addition, each executive officer is evaluated on a confidential basis by several of his or her peers, subordinates, and in some instances, external colleagues, selected by our Chief Executive Officer. The Chief Executive Officer reviews and evaluates all of these assessments and completes an overall evaluation of performance for each officer for the year, taking into account his judgment regarding the Company’s overall progress, each officer’s contribution to the achievement of corporate objectives, his or her achievement of individual objectives, and his or her performance in relation to leadership and management measures. Specific numerical weightings or ratings are not applied to individual corporate or personal objectives; rather, the performance of the executive officer is evaluated as a whole in the context of his or her peers at the same level of management within the Company. Our assessments in 2013 concluded that we had achieved most of our corporate objectives through the first three quarters of the year. With the challenges regarding Iclusig that we faced in the fourth quarter, the unified focus of the executive leadership team turned to obtaining FDA approval to resume marketing and distribution of Iclusig in the United States, which was achieved before year-end.

The level of performance is then used by the Chief Executive Officer to guide his recommendations to the Compensation Committee regarding each executive officer’s performance rating. As part of this process, the Compensation Committee, with input from the Chief Executive Officer, reviews the overall performance of the Company relative to the key corporate objectives established at the beginning of the year. This assessment, along with the assessments made by the Chief Executive Officer regarding the individual officers, forms the basis for the decisions regarding the individual’s performance rating. Performance ratings can range from “unsatisfactory” to “meets requirements” to “exceeds requirements” to “outstanding”. The performance rating is then used to determine the performance multiplier applicable to the executive, which forms the basis for increases in salary, annual performance awards and long-term incentive awards.

The Compensation Committee also undertakes a comprehensive review of the Chief Executive Officer’s performance based on its evaluation of our Company’s overall performance, the Chief Executive Officer’s individual contributions to achievement of key objectives, his strategic leadership of the Company and his demonstration of our vision and corporate values, including a commitment to building shareholder value. His overall performance is rated, and his compensation is adjusted using the same performance scale as the other executive officers. The Compensation Committee makes these determinations in executive session and then makes recommendations to the Board for subsequent approval.

In addition to an evaluation of the level of achievement of our corporate and certain individual objectives, each executive officer is evaluated as to key leadership and management measures, including each individual’s:

•	Contribution to the management team and development and application of leadership skills reflective and supportive of our corporate values, vision and mission,

•	Ability to attract, hire, manage, retain, and motivate talent in support of the achievement of our objectives,

•	Management of his or her functions and responsibilities within established financial budgets and forecasts, and

•	Management of regulatory compliance requirements related to his or her responsibilities.

There are no thresholds or maximum levels of achievement applicable to these individual objectives or the corporate objectives. In addition, no specific weight is given to any of these factors in determining base salary increases, annual performance awards or long-term equity incentive awards for any of our executive officers. Instead, as noted above, each executive officer’s performance is evaluated as a whole, taking into account all of these objectives and measures, encouraging collaboration among senior executives in achieving inter-dependent corporate objectives.

Elements of Total Compensation

As briefly described above, we provide three basic forms of direct compensation to our executive officers: base salary, annual performance awards, and long-term equity incentive awards.

BASE SALARY

Base salary is intended to provide all of our employees with a fair and competitive base level of compensation that reflects their job function, organizational level, experience and tenure, and sustained performance over time. Executive officer base salary levels are set using these criteria.

On an annual basis, our executives are eligible for a salary increase. The amount of this increase, if any, is determined by our Compensation Committee, which establishes a target salary increase based on analysis of market compensation data and the recommendation of our compensation consultant.

Each executive’s actual salary increase, if any, is determined based on the executive’s performance in achieving key corporate and individual objectives established at the beginning of each year, internal pay equity, and demonstrated levels of core job competency and effective leadership. As discussed above under “Targets and Performance Multipliers,” the executive’s performance rating leads to the application of a performance multiplier, which results in the actual salary adjustment. Adjustments to base salary levels typically are made in the first quarter of each year and are paid retroactively to January 1 of that year.

ANNUAL PERFORMANCE AWARDS

Annual performance awards are intended to reward our executive officers for achievement of corporate, individual, and key leadership and management objectives on an annual basis. Prior to payment of our 2012 annual performance awards to our Chief Executive Officer, his payments had been made, in whole or in part, in the form of shares of common stock, in order to conserve cash to fund our priority research and development programs and commercialization efforts. Also prior to payment of our 2012 annual performance awards, our other executive officers received payment in cash, but were required to defer such payments under our 2005 Executive Compensation Plan, as amended (the “2005 Executive Compensation Plan”), which also allowed us to conserve cash for operations. For performance in 2012, annual performance awards to our Chief Executive Officer and other NEOs were paid in cash in recognition of the transition of the Company to a commercial organization, which is also consistent with the practices of our peers and the broader life sciences marketplace. For performance in 2013, no annual performance awards were paid to our Chief Executive Officer or any of our NEOs for the reasons described above.

As discussed above under “Targets and Performance Multipliers,” our Compensation Committee annually establishes target annual performance awards for the different tiers of executives, which are expressed as a percentage of base salary. These target awards are then adjusted for each executive through the application of a performance multiplier based on the individual executive’s performance rating for the year.

LONG-TERM EQUITY INCENTIVE AWARDS

Long-term equity incentive awards are also intended to reward our executive officers for achievement of corporate, individual, and key leadership and management objectives. In addition, such awards are intended to align the interests of all of our executive officers with those of our stockholders, promote progress toward achieving our long-term strategy and assist in long-term retention of our executive officers. As such, long-term equity incentive awards for our executive officers are made in the form of stock options, restricted stock units and/or performance shares. Stock options and restricted stock units generally vest annually over three years. Performance shares vest upon the achievement of one or more key corporate objectives or metrics and, once achieved, are subject in certain cases to further time-based vesting to provide further retention. The mix of types of equity awards provides various long-term incentives. Stock options align the interests of our executives with those of our stockholders in that value will only be realized from these awards if our stock price increases over time; restricted stock units provide some certainty of receiving some amount of compensation during periods of market volatility and provide the opportunity for our executives to maintain holdings of our common stock; and performance shares provide a direct link between achievement of key corporate objectives that we expect will drive long-term value for our stockholders. Long-term equity incentive awards are granted under our 2006 Long-Term Incentive Plan. The target long-term equity incentive awards for each officer are based on recommendations by Radford, taking into consideration the value of equity-based awards and total compensation of executives of companies in the composite market compiled by Radford, as described under “Competitive Market Compensation Data” above.

For performance shares granted in March 2012, the performance objective was regulatory approval by the European Medicines Agency of a Marketing Authorization Application (MAA) for Iclusig prior to the end of 2016, and if not obtained by then, the award would terminate and have no value. This objective was achieved in July 2013 and pursuant to the terms of the performance share awards, 160% of the target award was earned with immediate vesting of 50% of the total award and 25% vesting on each of the first and second anniversaries of the achievement of the objective. For performance shares granted in March 2013, the performance objective is tied to continued success in certain research and development initiatives through the end of 2016, with the number of shares to be issued ranging from 50% to 160% of target, and the vesting schedule varying, depending on the year in which such performance objective is achieved. If the program objective is not obtained prior to the end of 2016, the performance shares will terminate and have no value.

MIX OF DIRECT COMPENSATION COMPONENTS

As our executive officers have increasing responsibility for and impact on our results, we place greater emphasis on variable, performance-based compensation and longer term compensation vehicles in the form of equity awards and deferred performance awards.

We do not have specific policies nor do we use formulas to determine a mix of total compensation. We intend for total compensation to vary based on our progress towards achievement of corporate, departmental and team objectives, as well as individual performance goals. For fiscal 2013, our annual performance awards and long-term equity incentive awards, including the value of performance shares awarded at target level, represent over 75% of the total direct compensation (excluding benefits) on average for our NEOs.

BENEFITS AND PERQUISITES

In addition to general benefits offered to all other salaried employees, we provide our executive officers with supplemental long-term disability insurance and long-term care insurance, tax return preparation services and an auto allowance in accordance with their employment agreements. These are the only perquisites we provided to our executive officers during 2013. Perquisites represent less than 2% of each NEO’s total compensation as set forth in the Summary Compensation Table below. We believe that our benefits and perquisites represent competitive market practices for executives at companies within our peer group. They are offered as a means to attract and retain our executive officers.

EMPLOYMENT AGREEMENTS

We have entered into employment agreements with our NEOs. Each of these agreements provides for certain payments and other benefits if the executive’s employment terminates under certain circumstances other than for “cause,” including in connection with a “change in control.” See the subsection “Narrative to Summary

Compensation Table and Grants of Plan-Based Awards Table” for a description of the agreement terms impacting current compensation and “Potential Payments upon Termination or Change in Control” for a description of applicable severance and change in control benefits.

Our Compensation Committee believes that change-in-control and severance arrangements are important parts of the overall compensation program for our NEOs. Change-in-control provisions help to secure the continued employment and dedication of our executive officers, to reduce any concern that they might have regarding their own continued employment prior to or following a change in control, and to promote a continuity of management during a corporate transaction. Severance arrangements are used primarily to attract, retain and motivate individuals with the requisite experience and ability to drive our success. Severance arrangements also serve, in part, as consideration to secure commitments from our executive officers not to compete with us after termination of their employment.

COMPENSATION COMMITTEE POLICY REGARDING CHANGE IN CONTROL SEVERANCE PAYMENTS

Effective April 2010, our Compensation Committee adopted a policy that restricts our Company from entering into any future agreement that provides an executive officer with a severance payment following a change in control of our Company, except in the case of a termination event (i.e., a “double-trigger”). In addition, the policy also restricts our Company from entering into any future agreement that provides an executive officer with the right to receive excise tax gross-ups following a change in control, except in certain unusual circumstances. Effective April 2013, our Compensation Committee revised this policy eliminating the exception to allow for an excise tax-gross in certain unusual circumstances. We have not entered into any agreements with any of our executive officers that provide for an excise tax gross-up, other than Dr. Berger’s employment agreement, which pre-dated the April 2010 policy.

Factors Considered in the Determination of Executive Compensation

2012 PERFORMANCE CONSIDERED FOR 2013 SALARY AND LONG-TERM EQUITY INCENTIVE AWARDS

As described above under “Key Components of Compensation and Related Performance Periods,” in early 2013, our Compensation Committee made decisions regarding 2013 salary increases and 2013 grants of long-term equity incentive awards, in each case based on 2012 performance. The Compensation Committee determined the performance rating of each executive officer based on his or her contribution to the achievement of our key corporate objectives for 2012, as well as each officer’s performance in relation to individual goals and leadership and management measures. Our key corporate objectives applicable to our executive officers for 2012 corresponded to ARIAD’s 2012 accomplishments described in the “Executive Summary” section above under “Business Highlights – Fiscal 2012.” Briefly summarized:

•	We completed the regulatory submission of and obtained U.S. marketing approval for Iclusig.

•	We established European operations in preparation for the European commercial approval and launch of Iclusig in 2013.

•	We continued to advance the clinical development of AP26113.

•	We enhanced our discovery efforts with the goal of designating our next development candidate.

•	We managed substantial growth in personnel and internal systems.

•	We positioned the Company to further strengthen our balance sheet through an underwritten public offering in early 2013.

Dr. Berger’s 2013 Salary and Equity Awards

Our Chief Executive Officer’s salary increase and long-term equity incentive awards were based predominantly on our Company’s level of achievement of above-described key corporate accomplishments, as well as successfully demonstrating the following:

•	Building long-term shareholder value,

•	Building and retaining our senior management team,

•	Exemplifying our corporate values, mission and vision,

•	Developing and executing on our long-term strategy, and

•	Providing long-term leadership for our company.

Based on the above, Dr. Berger’s 2012 performance was rated outstanding. His 2013 salary increase to $751,000 reflects a merit increase of 3%, plus an adjustment of approximately 4.7% based on an assessment of market data and Dr. Berger’s performance. His long-term equity incentive awards delivered in March 2013 based on 2012 performance consisted of 95,000 performance shares, 108,000 restricted stock units and 216,000 stock options, delivering roughly 60% of his target value via performance-based awards (including stock options and performance shares at the target level).

Dr. Clackson’s 2013 Salary and Equity Awards

Dr. Clackson, as President of Research and Development and Chief Scientific Officer, continued to have broad responsibilities for the management of our business, including leading our discovery research, preclinical development, clinical development, medical affairs, manufacturing and program and alliance management. Based on his contributions to the achievement of our corporate objectives for 2012, as well as his performance in relation to individual objectives and leadership and management standards, Dr. Clackson’s performance was rated as exceeding requirements.

His 2013 salary increase to $493,000 reflects a merit increase of 3%, plus an adjustment of approximately 2.3% based on an assessment of market data and Dr. Clackson’s performance. His long-term equity incentive awards delivered in March 2013 based on 2012 performance consisted of 35,000 performance shares, 32,500 restricted stock units and 65,000 stock options, delivering roughly 60% of his target value via performance-based awards (including stock options and performance shares at the target level).

Mr. Fitzgerald’s 2013 Salary and Equity Awards

Mr. Fitzgerald, as Executive Vice President and Chief Financial Officer, continued to have broad responsibilities for many aspects of our operations and business. These included planning and overseeing the growth and international expansion of our business, leading the planning and implementation of key systems necessary to support the needs of our business, managing significant initiatives that provided additional funding for our programs, and effectively managing our spending in support of our key corporate objectives. Based on his contributions to the achievement of our corporate objectives for 2012, as well as his performance in relation to individual objectives and leadership and management standards, Mr. Fitzgerald’s performance was rated as exceeding requirements.

His 2013 salary increase to $466,000 reflects a merit increase of 3%, plus an adjustment of approximately 3.4% based on an assessment of market data and Mr. Fitzgerald’s performance. His long-term equity incentive awards delivered in March 2013 based on 2012 performance consisted of 35,000 performance shares, 32,500 restricted stock units and 65,000 stock options, delivering roughly 60% of his target value via performance-based awards (including stock options and performance shares at the target level).

Mr. Duvall’s 2013 Salary and Equity Awards

Mr. Duvall, as Senior Vice President, Commercial Operations in 2012, had responsibilities for the management of our commercial business on a global basis, including the development and implementation of our commercial strategy related to the commercial launch of Iclusig in the United States and Europe and the building of our commercial teams, systems and processes necessary to support the launch. Based on his contributions to the achievement of our corporate objectives for 2012, as well as his performance in relation to individual objectives and leadership and management standards, Mr. Duvall’s performance was rated as exceeding requirements.

His 2013 salary increased to $420,000, from $388,000 in 2012, reflecting a merit increase of 3% plus an adjustment of approximately 5.2% based on an assessment of market data and Mr. Duvall’s performance. His long-term equity incentive awards delivered in March 2013 based on 2012 performance consisted of 20,000 performance shares, 24,000 restricted stock units and 48,000 stock options, delivering roughly 60% of his target value via performance-based awards (including stock options and performance shares at the target level). In December 2013, in connection with his promotion to Executive Vice President, Chief Commercial Officer, Mr. Duvall’s annual salary was increased to $455,000 and he was granted an additional 35,000 stock options.

Dr. Bollag’s 2013 Salary and Equity Awards

Dr. Bollag, as Senior Vice President, Regulatory Affairs and Quality, has responsibilities for the management of our regulatory affairs and quality operations on a global basis, including the development and implementation of regulatory strategy related to our products and product candidates. Based on his contributions to the achievement of our corporate objectives for 2012, as well as his performance in relation to individual objectives and leadership and management standards, Dr. Bollag’s performance was rated as exceeding requirements.

His 2013 salary increased to $387,000, from $362,000 in 2012, reflecting a merit increase of 3% plus an adjustment of approximately 3.9% based on an assessment of market data and Dr. Bollag’s performance. His long-term equity incentive awards delivered in March 2013 based on 2012 performance consisted of 20,000 performance shares, 24,000 restricted stock units and 48,000 stock options, delivering roughly 60% of his target value via performance-based awards (including stock options and performance shares at the target level).

2013 PERFORMANCE CONSIDERED FOR 2013 ANNUAL PERFORMANCE AWARDS AND 2014 SALARY AND LONG-TERM EQUITY INCENTIVE AWARDS

2013 Annual Performance Awards

Target annual performance awards for 2013 for all members of our executive leadership team except Dr. Berger were targeted at the 65th percentile of the market. For Dr. Berger, the Compensation Committee set the target annual performance award above the 75th percentile in order to increase the proportion of Dr. Berger’s compensation that is variable based on company performance. Although we did achieve most of our corporate objectives during 2013, the Compensation Committee decided not to pay any cash bonuses to our NEOs because of the FDA action on Iclusig.

2013 Annual Performance Awards

Name	Target Percentage		Performance Multiplier	Actual Award Percentage	Actual Award
H. Berger	85%		—	—	$0
T. Clackson	50%		—	—	$0
E. Fitzgerald	50%		—	—	$0
M. Duvall	45	%(1)	—	—	$0
D. Bollag	45%		—	—	$0

(1) Mr. Duvall’s target bonus percentage increased from 45% to 50% upon his promotion to Executive Vice President, Chief Commercial Officer in December 2013.

2014 Salary and Long-Term Equity Incentive Awards

The Compensation Committee also determined that no increase in base salaries should be provided to Dr. Berger or the other NEOs. However, in January 2014, the Compensation Committee did approve a 2014 salary increase of $35,000 for Mr. Duvall retroactive to January 1, 2014 in connection with Mr. Duvall’s promotion in December 2013 to Executive Vice President, Chief Commercial Officer.

In January 2014, the Compensation Committee approved long-term incentive awards to our NEOs. These awards were made based on consideration of the challenges presented by the FDA action on Iclusig, the considerable diminution in the value of previously granted equity awards, and the need to restore meaningful go-forward incentives to the executive leadership team with respect to our efforts to resume regular marketing of Iclusig and continue advancement on our other clinical goals. The Compensation Committee initially determined a target number of stock options to be delivered to each member of the executive leadership team and then determined the appropriate equity mix among long-term incentive vehicles (e.g., stock options, performance shares and restricted stock unit awards). For 2013, the Compensation Committee determined not to issue stock options and converted the number of stock options that would have been granted into performance shares at a ratio of 1.6 to 1 and into restricted stock units at a ratio of 2 to 1 based on equivalent accounting values of the various types of awards. With respect to the award of restricted stock units, the Committee used a premium conversion ratio to account for the downside protection in the award and the absence of performance-orientation inherent in performance shares and stock options. Based on these calculations, equity grants were made as to 50% of the value of such awards in the form of performance shares, on a 1.6 to 1 basis, and as to the remaining 50% of the value of such awards in the form of time-based restricted stock units that vest ratably over three years, on a 2 to1 basis. Regarding the performance shares, 50% of each executive’s award will be earned based on the achievement of specific research and development objectives with the remaining 50% based on the achievement of specific commercial objectives.

Name	2014 Salary	Performance Shares at Target(#)		Restricted Stock Units(#)		Grant Date Fair Value of Equity
H. Berger	$751,000	239,000	(1)	261,000	(2)	$3,695,000
T. Clackson	$493,000	77,000		88,000		$1,219,350
E. Fitzgerald	$466,000	77,000		88,000		$1,219,350
M. Duval	$455,000	77,000		88,000		$1,219,350
D. Bollag	$387,000	77,000		88,000		$1,219,350

(1)	Dr. Berger will not earn more than the target number of shares in order to comply with the 500,000 per employee share award limit set forth in the 2006 Long-Term Incentive Plan.
(2)	Dr. Berger’s award was calculated at 272,000 shares but was reduced by 11,000 shares in order to comply with the 500,000 per employee share award limit set forth in the 2006 Long-Term Incentive Plan.

For the performance shares granted in January 2014, the number of shares earned will range from 160% to 50% of target, with the actual number of shares earned and the vesting schedule varying depending on the year in which such performance objectives are obtained. If the performance objectives are not obtained prior to the dates set forth in the award, which includes an outside date of 2017, the award will terminate and have no value.

2014 Target Annual Performance Awards

In March 2014, the Compensation Committee approved 2014 target annual performance awards as a percentage of 2014 salaries which annual performance awards will be paid in 2015 based on 2014 performance. The targets were maintained at 2013 levels except for Mr. Duvall, whose target bonus increased in connection with his promotion to Executive Vice President, Chief Commercial Officer in December 2013, and are as follows:

Name	2014 Target Payout as a % of 2014 Base Salary
H. Berger	85%
T. Clackson	50%
E. Fitzgerald	50%
M. Duvall	50%
D. Bollag	45%

The actual payout of the 2014 annual performance awards may be above or below target based on performance.

Hedging Transactions, Pledges of Stock, and Insider Trading Policy

Our insider trading policy expressly bars our executive officers, directors and employees from engaging in hedging transactions such as buying or selling puts and calls on ARIAD stock. We also prohibit our executive officers, directors and employees from purchasing ARIAD stock on margin and pledging our stock as collateral. In addition, we prohibit our officers, directors and employees from purchasing or selling ARIAD securities while in possession of material, non-public information, or otherwise using such information for their personal benefit. We also permit and encourage our executives and directors to enter into trading plans that are intended to comply with the requirements of Rule 10b5-1 promulgated under the Securities Exchange Act of 1934, when they desire to prudently diversify their asset portfolios and exercise their stock options before their scheduled expiration dates.

Tax Deductibility of Compensation

Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) limits the deduction a public company is permitted for compensation paid to the chief executive officer and to the three most highly compensated executive officers (other than the chief executive officer or chief financial officer). Generally, amounts paid in excess of $1,000,000 to a covered executive cannot be deducted, unless the compensation is paid pursuant to a plan that is performance related, non-discretionary and has been approved by shareholders. Our 2006 Long-Term Incentive Plan permits the issuance of performance-based stock awards that would be compliant with Section 162(m). In 2013, we granted performance shares that are intended to comply with Section 162(m). We have not adopted a policy that all executive compensation be fully deductible.

Compensation Committee Report

The Compensation Committee of the Board has reviewed and discussed with members of management the Compensation Discussion and Analysis (“CD&A”) section included in this proxy statement, as required by Item 402(b) of Regulation S-K. Based on this review and discussion, the Compensation Committee recommended to the Board that the CD&A be included in this proxy statement.

Members of the Compensation Committee

Norbert G. Riedel, Ph.D., Chair

Athanase Lavidas, Ph.D.

Robert M. Whelan, Jr.

Summary Compensation Table

The following table sets forth the compensation paid to or accrued on behalf of our Chief Executive Officer, our Chief Financial Officer and our three other most highly compensated executive officers, whom we refer to collectively as our named executive officers, during the fiscal years ended December 31, 2011, 2012 and 2013.

Name and Principal Position	Year	Salary	Bonus		Stock Awards(1)	Option Awards(1)	All Other Compensation(2)	Total
Harvey J. Berger, M.D. Chairman, Chief Executive Officer, and President	2013 2012 2011	$749,754 695,777 663,923	$	— 976,000 372,000	$2,256,120 1,911,350 1,530,765	$2,831,090 2,368,901 1,264,736	$35,473 34,810 28,234	$5,872,437 5,986,838 3,859,658
Timothy P. Clackson, Ph.D. President of Research and Development, Chief Scientific Officer	2013 2012 2011	492,423 466,077 417,000		— 365,000 300,000	678,925 602,000 304,980	851,949 911,971 390,918	31,979 31,030 25,378	2,055,275 2,376,078 1,438,276
Edward M. Fitzgerald Executive Vice President, Chief Financial Officer and Treasurer	2013 2012 2011	465,354 436,461 397,308		— 329,000 179,000	678,925 376,250 304,980	851,949 775,272 390,918	30,306 29,636 23,163	2,026,533 1,946,619 1,295,369
Martin J. Duvall Executive Vice President and Chief Commercial Officer	2013	427,262		—	501,360	748,558	23,457	1,700,637
Daniel M. Bollag, Ph.D. Senior Vice President, Regulatory Affairs and Quality	2013	386,423		—	501,360	629,131	30,772	1,547,687

(1)	The amounts included under “Stock Awards” and “Option Awards” represent the aggregate grant date fair value for stock awards and option awards granted during the year, computed in accordance with FASB ASC Topic 718. The assumptions used in the calculation of the grant date fair value of the stock awards and option awards granted in 2013 are set forth in note 13 to our audited consolidated financial statements titled “Stock-Based Compensation” included in our Annual Report on Form 10-K for the year ended December 31, 2013. The grant date fair value of performance shares awarded in 2013 was determined to be $0 and therefore is not included in the table. The grant date fair value of performance shares awarded in 2013, assuming the maximum potential value is achieved, is $3,108,400 for Dr. Berger; $1,145,200 for Dr. Clackson; $1,145,200 for Mr. Fitzgerald; $654,400 for Mr. Duvall and $654,400 for Dr. Bollag.
(2)	Amounts included under “All Other Compensation” for 2013 consist of: (i) matching contributions to our defined contribution retirement savings plan ($7,500 for each of Dr. Berger, Dr. Clackson, Mr. Fitzgerald, Mr. Duvall and Dr. Bollag); and (ii) other compensation ($27,973 for Dr. Berger, $24,479 for Dr. Clackson, $22,806 for Mr. Fitzgerald, $15,957 for Mr. Duvall and $23,272 for Dr. Bollag) consisting of the cost of supplemental long-term disability and long-term care insurances, an annual auto allowance, and tax preparation services for each of the named executive officers.

Grants of Plan-Based Awards in 2013

The following table shows information regarding grants of equity awards that were made during the year ended December 31, 2013 to each of our named executive officers. All awards were made under our 2006 Long-Term Incentive Plan. There were no grants of non-equity incentive plan awards to our named executive officers during 2013.

	Grant Date	Estimated Future Payouts Under Equity Incentive Plan Awards:(1)			All Other Stock Awards: Number of Shares of Stock or Units (#)		All Other Option Awards: Number of Securities Underlying Options (#)		Exercise or Base Price of Option Awards ($/sh)	Grant Date Fair Value of Stock and Option Awards(2)
		Threshold (#)	Target (#)	Maximum (#)
Harvey J. Berger	03/19/13						216,000	(4)	$20.89	$2,831,090
	03/19/13				108,000	(3)				$2,256,120
	03/19/13	47,500	95,000	152,000						—

Timothy P. Clackson	03/19/13						65,000	(4)	$20.89	$851,949
	03/19/13				32,500	(3)				$678,925
	03/19/13	17,500	35,000	56,000						—

Edward M. Fitzgerald	03/19/13						65,000	(4)	$20.89	$851,949
	03/19/13				32,500	(3)				$678,925
	03/19/13	17,500	35,000	56,000						—

Martin J. Duvall	03/19/13						48,000	(4)	$20.89	$629,131
	03/19/13				24,000	(3)				$501,360
	03/19/13	10,000	20,000	32,000						—
	12/09/13						35,000	(5)	$4.29	$119,427

Daniel M. Bollag	03/19/13						48,000	(4)	$20.89	$629,131
	03/19/13				24,000	(3)				$501,360
	03/19/13	10,000	20,000	32,000						—

(1)	These awards are performance shares that will vest based on the achievement, and timing of the achievement, of certain research and development initiatives prior to the end of 2016 provided that the executive is then employed with us.
(2)	The grant date fair values of the awards have been determined in accordance with FASB ASC Topic 718. The assumptions used in the calculation of the grant date fair values of these awards are set forth in Note 13 to our audited financial statements for the year ended December 31, 2013 included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 3, 2014.
(3)	These awards are in the form of restricted stock units that vest as to 33 1⁄3% of the awards on each of March 19, 2014, 2015 and 2016 provided that the executive is then employed with us, at which times the underlying shares of common stock will be delivered to the recipient, subject to the terms of the recipient’s executive employment agreement.
(4)	The stock options vest as to 33 1⁄3% of the award on each of March 19, 2014, 2015 and 2016 provided that the executive is then employed with us, subject to the terms of the recipient’s executive employment agreement.
(5)	The stock option vests as to 25% of the award on each of December 9, 2014, 2015, 2016 and 2017.

Narrative to Summary Compensation Table and Grants of Plan-Based Awards Table

Employment agreements with our named executive officers provide for base salary as may be adjusted annually, annual bonus opportunities, participation in our benefit plans, the opportunity to receive equity awards, and post-termination benefits and obligations.

Dr. Berger’s employment agreement has been in effect since April 2010. It was automatically renewed in December 2013 and will expire on December 31, 2016, subject to automatic renewal for successive three-year terms absent notice to the contrary by either party, and following a change in control (as defined in the agreement), until the later of the expiration of the then current term or the second anniversary of the date on which the change in control occurs. The employment agreements with our other named executive officers provided for initial terms, which automatically renew for successive one-year terms absent notice to the contrary by either party. In April 2014, the terms of employment of each of our named executive officers, other than Dr. Berger, were extended to December 31, 2016. Each employment agreement specifies a minimum level of base salary for the executive, but gives our Compensation Committee authority to increase the executive’s base salary from time to time.

Dr. Berger’s employment agreement, as currently in effect, provides that we shall pay him a discretionary cash bonus based on a target of not less than fifty percent of his then current salary, with the actual amount determined by our Board. In 2012, we paid half of the value of Dr. Berger’s 2011 bonus in shares of common stock and half in cash. The employment agreements for the other named executive officers provide for discretionary bonuses based on a target of thirty percent of their then current salaries, payable in the form of stock options, stock awards, restricted stock units, deferred compensation or cash, as determined by our Board. The annual targets are reviewed and established each year by the Compensation Committee. The target awards for 2013 are set forth in the Compensation Discussion and Analysis under the heading “Process for Determining Executive Compensation”.

In 2011, we awarded performance shares to each of the named executive officers who were employed at that time that would vest upon obtaining regulatory approval from the FDA to market Iclusig prior to the end of 2016. This objective was achieved in December 2012 and, in accordance with the terms of the grant, 50% of the award vested in December 2012 and the remaining 50% vested in December 2013. In 2012, we awarded performance shares to each of the named executive officers that would vest upon obtaining regulatory approval from the European Medicines Agency to market Iclusig in the European Union prior to the end of 2016. The objective was achieved in July 2013 and, in accordance with the terms of the grant, 50% of the award vested in July 2013, 25% will vest in July 2014 and the remaining 25% will vest in July 2015. In 2013, we awarded performance shares to each of the named executive officers that will vest upon the achievement, and timing of the achievement, of certain research and development initiatives prior to the end of 2016. The number of shares that will vest and the vesting schedule are dependent on when prior to the end of 2016 the performance milestone is achieved. If the performance milestone is not achieved prior to December 31, 2016, these performance shares will terminate and have no value.

The employment agreements also provide that each executive is entitled to, among other things, participation in any incentive, stock award or bonus plan, pension, group insurance, and fringe benefits on the same basis as executives at a comparable level; group health, disability and life insurance; paid vacation; an auto allowance of $750 per month which was increased to $1,000 per month in 2012; standard tax preparation and planning services; reimbursement of business expenses; indemnification and directors’ and officers’ insurance coverage; and for executives who had received credit under our sabbatical policy prior to its termination in 2008, a lump sum payment upon termination of employment in good standing equal to three months of their base salary for each sabbatical that was fully earned under the policy. In addition, Dr. Berger’s employment agreement provides him with medical malpractice insurance with coverage reasonably satisfactory to Dr. Berger and legal costs to enforce the employment agreement on an as-incurred basis subject to repayment if we prevail.

The employment agreements with our named executive officers also provide for severance payments upon termination of employment by us without cause, termination by the executive for material breach of the agreement by us, non-renewal (for Dr. Berger only) or termination in connection with a change in control. Dr. Berger’s agreement also provides for a tax gross-up in the event that any amounts payable by us or our successor are subject to excise taxes under Sections 280G and 4999 of the Code. See “Potential Payments upon Termination or Change in Control” for a description of these provisions in the employment agreements.

Outstanding Equity Awards at December 31, 2013

The following table lists the outstanding equity awards at December 31, 2013 for each of the named executive officers:

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options: Exercisable(1)		Number of Securities Underlying Unexercised Options: Unexercisable(1)		Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested		Equity Incentive Plan Awards: Market or Payout Values of Unearned Shares, Units or Other Rights that Have Not Vested(2)
Harvey J. Berger	150,000				$5.23	09/09/14
	150,000				$7.56	10/04/15
	240,000				$4.64	03/06/17
	25,000	(3)			$4.49	04/16/17
	146,667		73,333	(4)	$7.82	04/01/21
	71,000		142,000	(5)	$15.05	03/20/22
			216,000	(6)	$20.89	03/19/23
							41,667	(10)	$284,169
							68,000	(11)	$463,760
							73,600	(12)	$501,952
							108,000	(13)	$736,560
										95,000	(14)	$647,900
Timothy P. Clackson	20,657				$7.56	10/04/15
	55,458				$4.49	04/16/17
	24,999	(3)			$2.62	12/08/19
	20,000		10,000	(7)	$3.25	06/24/20
	36,702		22,667	(4)	$7.82	04/01/21
	27,334		54,666	(5)	$15.05	03/20/22
			65,000	(6)	$20.89	03/19/23
							13,000	(10)	$88,660
							26,666	(11)	$181,862
							28,000	(12)	$190,960
							32,500	(13)	$221,650
										35,000	(14)	$238,700
Edward M. Fitzgerald	50,000				$5.23	09/09/14
	60,000				$7.56	10/04/15
	100,000				$4.49	04/16/17
	30,000		10,000	(7)	$3.25	06/24/20
	45,333		22,667	(4)	$7.82	04/01/21
	20,000	(3)			$14.50	01/17/22
	17,000		34,000	(5)	$15.05	03/20/22
			65,000	(6)	$20.89	03/19/23
							13,000	(10)	$88,660
							16,666	(11)	$113,662
							28,000	(12)	$190,960
							32,500	(13)	$221,650
										35,000	(14)	238,700
Martin J. Duvall	50,000		50,000	(8)	$10.28	09/19/21
	3,334		6,666	(5)	$15.05	03/20/22
			48,000	(6)	$20.89	03/19/23
			35,000	(9)	$4.29	12/09/23
							3,333	(11)	$22,731
							5,600	(12)	$38,192
							24,000	(13)	$163,680
										20,000	(14)	136,400
Daniel M. Bollag	37,500				$1.30	03/10/19
	21,333		10,667	(4)	$7.82	04/01/21
	12,667		25,333	(5)	$15.05	03/20/22
			48,000	(6)	$20.89	03/19/23
							6,000	(10)	$40,920
							12,000	(11)	$81,840
							16,000	(12)	$109,120
							24,000	(13)	$163,680
										20,000	(14)	136,400

(1)	Options have ten-year terms. Unless otherwise indicated, the options reported in this table vest 25% per year over the four-year period following the date of grant, provided that the option holder is still an employee of ARIAD.
(2)	The market value of the stock awards is determined by multiplying the number of shares by $6.82, the closing price of our common stock on the NASDAQ Global Select Market on December 31, 2013, the last business day of our most recently completed fiscal year.
(3)	These options were granted pursuant to our program to grant options to employees and directors upon reaching ten, fifteen or twenty years of service with ARIAD. These options are fully vested upon grant and have a term of ten years.
(4)	These options vest on April 1, 2014.
(5)	These options vest as to 50% of the balance of the award on March 20, 2014 and March 20, 2015.
(6)	These options vest as to 33% of the award on March 19, 2014, 2015 and 2016.
(7)	These options vest on June 24, 2014.
(8)	These option vests as to 50% of the balance of the award on September 19, 2014 and on September 19, 2015.
(9)	This option vests as to 25% of the award on December 9, 2014, 2015, 2016 and 2017.
(10)	These restricted stock units vest on April 1, 2014.
(11)	These restricted stock units vest as to 50% of the balance of the award on each of March 20, 2014 and 2015.
(12)	These performance shares relate to the approval by the European Medicines Agency to market Iclusig in the European Union, at which time 50% of the award vested of this remaining balance, 50% will vest on July 15, 2014 and 50% on July 15, 2015.
(13)	These restricted stock units vest as to 33 1⁄3% of the balance on each of March 19, 2014, 2015 and 2016.
(14)	These performance shares vest only if we achieve a certain research and development initiative prior to the end of 2016. These amounts represent target awards with the final number of shares to be issued being dependent upon when, prior to the end of 2016, such performance milestone is achieved.

Option Exercises and Stock Vested in 2013

The following table contains information regarding option exercises and stock awards that vested during the year ended December 31, 2013 held by our named executive officers.

	Option Awards		Stock Awards
	Shares Acquired on Exercise	Value Realized on Exercise (1)	Shares Acquired on Vesting		Value Realized on Vesting
Harvey J. Berger			97,667	(2)	$1,892,786
			41,666	(3)	$762,488
			62,500	(4)	$311,250
			34,000	(5)	$695,300
			73,600	(6)	$1,544,128
Timothy P. Clackson	4,766	$71,632.98
	44,542	$702,427.34
			38,333	(2)	$742,894
	8,631	$107,369.64
			13,000	(3)	$237,900
			19,500	(4)	$97,110
			13,334	(5)	$272,680
			28,000	(6)	$587,440
Edward M. Fitzgerald	33,000	$468,930.00
			32,333	(2)	$626,614
			13,000	(3)	$237,900
			19,500	(4)	$97,110
			8,334	(5)	$170,430
			28,000	(6)	$587,440
Martin J. Duvall			1,667	(5)	$34,090
			5,600	(6)	$117,488
			25,000	(7)	$537,250
Daniel M. Bollag			32,333	(2)	$626,614
			6,000	(3)	$109,800
			9,000	(4)	$44,820
			6,000	(5)	$122,700
			16,000	(6)	$335,680

(1)	Value represents the market value of a share of our common stock at the time of exercise minus the exercise price per share of the option, multiplied by the number of shares acquired upon exercise.

(2)	This represents the vesting of restricted stock units granted on March 22, 2010. The value realized is calculated by multiplying the number of shares issued times $19.38, the closing price of our common stock on March 22, 2013.
(3)	This represents the vesting of restricted stock units granted on April 1, 2011. The value realized is calculated by multiplying the number of shares issued times $18.30, the closing price of our common stock on April 1, 2013.
(4)	This represents the vesting of performance shares granted on April 1, 2011 which became fully vested on December 18, 2013. The value realized is calculated by multiplying the number of shares issued times $4.98, the closing price of our common stock on December 18, 2013.
(5)	This represents the vesting of restricted stock units granted on March 20, 2012. The value realized is calculated by multiplying the number of shares issued times $20.45, the closing price of our common stock on March 20, 2013.
(6)	This represents the vesting of performance shares granted on April 1, 2011 of which 50% vested on July 15, 2013. The value realized is calculated by multiplying the number of shares issued times $20.98, the closing price of our common stock on July 15, 2013.
(7)	This represents the vesting of restricted stock units granted on September 19, 2011, which vested on September 19, 2013. The value realized is calculated by multiplying the number of shares issued times $21.49, the closing price of our common stock on September 19, 2013.

Non-Qualified Deferred Compensation in 2013

The following table contains information about the participation of our named executive officers in our 2005 Executive Compensation Plan during and as of the year ended December 31, 2013. Dr. Berger does not participate in this plan.

Name	Executive Contributions ($)	Registrant Contributions ($)	Aggregate Earnings ($)(1)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Year End ($)
Timothy P. Clackson	—	—	$49,344	$(558,816)	$340,651
Edward M. Fitzgerald	—	—	41,707	(452,951)	298,816
Martin J. Duvall	—	—	986	(27,588)	—
Daniel M. Bollag	—	—	19,507	(238,140)	147,979

(1)	No portion of the amounts listed in the “Aggregate Earnings” column was reported as compensation in 2013 in the Summary Compensation Table.

The 2005 Executive Compensation Plan is an unfunded, non-qualified, deferred compensation plan and is intended to comply with the requirements of Section 409A of the Code. The Compensation Committee may from time to time in its sole discretion allow participants to defer payment of part of their compensation under the 2005 Executive Compensation Plan on a pre-tax basis. In addition, the Compensation Committee may elect to issue awards under the 2005 Executive Compensation Plan to participants either as performance-based awards or on an ad hoc basis. Deferred amounts are subject to certain vesting requirements (other than for salary deferrals) and payment provisions as specified at the time of the deferral. Our Compensation Committee, in its sole discretion, determines the terms of awards, including the acceleration or modification of vesting terms. Amounts that are not vested as of the time of a participant’s separation from service are forfeited, subject to the terms of the participant’s executive employment agreement. Vesting of unvested amounts may be accelerated in connection with a change in control at the Compensation Committee’s discretion. The value of amounts deferred under the 2005 Executive Compensation Plan is increased or decreased over time based on the actual total return of specified mutual funds. Participants may choose to receive payment of their vested benefits in either a lump sum or annual installments (but not to exceed twenty years) at either a specified date, upon the first anniversary of their separation from service, or the earlier of these two dates. A participant may subsequently change the form of payment or elect to defer the timing of payment, within certain limits, provided the change is elected at least twelve months before the previously scheduled date for commencement of payment. Any changes to the timing of payment must be deferred for at least five additional years.

Potential Payments upon Termination or Change in Control

Chief Executive Officer

The following is a summary of the severance and change in control benefits provided to Dr. Berger, our Chief Executive Officer, under the terms of his employment agreement in effect since April 2010.

EMPLOYMENT TERMINATION WITHOUT CAUSE

If we terminate Dr. Berger’s employment without “cause” or Dr. Berger terminates his employment for “good reason,” each as defined below, we are obligated to:

•	Accelerate the vesting of all stock options, stock grants, and similar equity rights and provide for continued exercisability of all awards through their original terms with all rights, and

•	Make a cash lump sum payment equal to the sum of three times the executive’s then current annual salary and three times the bonus amount paid for the preceding year, provided that such bonus amount shall not be less than 50% of the executive’s salary.

“Cause” for purposes of Dr. Berger’s employment agreement consists of:

•	Willful neglect of duties following written notice and a 30-day opportunity to correct,

•	Conviction of a felony involving moral turpitude, or

•	Any act of fraud or embezzlement involving us or any of our affiliates.

Any determination of cause requires at least a two-thirds vote of the entire Board.

Termination for “good reason” for purposes of Dr. Berger’s employment agreement consists of:

•	A material reduction of duties or authority that continues for 30 days,

•	An uncured material breach of the employment agreement or any other material agreement with the Company that continues for 30 days,

•	A “Change in Control” (as defined below) occurs and Dr. Berger is not the chief executive officer of the surviving corporation,

•	Dr. Berger is no longer elected to our Board, named as Chairman and designated as our chief executive officer,

•	Dr. Berger ceases to be our highest ranking executive with the power to appoint and remove all other ARIAD employees,

•	A person other than Dr. Berger or a person designated by Dr. Berger is elected ARIAD’s president,

•	The retention of any senior executive officer by ARIAD, or an offer to pay compensation to any senior executive officer that in either case is unacceptable to Dr. Berger, in his reasonable judgment, or

•	We file for bankruptcy or similar proceedings or an involuntary petition is commenced against us.

NON-RENEWAL

If we do not renew Dr. Berger’s employment agreement at the end of its term, we are obligated to make a lump sum cash payment equal to two times his then current annual salary and accelerate the vesting of all stock options, stock grants and similar equity rights and provide for continued exercisability of all awards through their original terms with all rights. Any determination not to renew Dr. Berger’s employment requires at least a two-thirds vote of the entire Board.

MEDICAL COVERAGE

Dr. Berger’s employment agreement requires us to continue providing medical coverage in all group health plans for the maximum COBRA continuation period at our expense following any termination of employment other than for death.

CHANGE IN CONTROL

Dr. Berger’s employment agreement provides that in the event of a “Change in Control” (as defined in this subsection), all stock, stock option, stock award and similar equity rights granted to him shall immediately vest and remain fully exercisable through their original term with all rights.

In addition, Dr. Berger has the right to terminate his employment agreement for “good reason” if a Change in Control occurs and he is not the chief executive officer of the surviving corporation, in which case we will pay Dr. Berger the same benefits as if we had terminated his employment without cause. Dr. Berger’s agreement also provides that, following a Change in Control, his term of employment will continue until the later of the existing term or two years and one day following the Change in Control.

A tax gross-up will be paid on Dr. Berger’s behalf if any amounts payable by us (or our successor) become subject to excise taxes under Sections 280G and 4999 of the Code.

Generally, pursuant to Dr. Berger’s employment agreement, a Change in Control occurs if:

•	Any person makes a tender or exchange offer for our common stock pursuant to which such person acquires 40% or more of our issued and outstanding common stock,

•	A merger or consolidation of ARIAD, other than a merger or consolidation of ARIAD in which our voting securities prior to the transaction continue to represent more than 50% of the total voting power of the surviving corporation, or the sale or disposition of all or substantially all of our assets, or

•	Any person acquires more than 40% of our issued and outstanding voting securities.

The following table sets out the estimated potential payments upon termination or a Change in Control for Dr. Berger, based on the assumptions discussed above and assuming such event occurred on December 31, 2013.

Dr. Berger Payments and Benefits	Voluntary termination or termination for Cause	Non- Renewal	Termination by ARIAD Without Cause or by the Executive with Good Reason Absent a Change-in- Control	Death, Disability or Acceleration of Vesting upon Change- in-Control without Termination	Termination by ARIAD without Cause or by the Executive with Good Reason Following a Change-in- Control
Severance benefits:
Lump sum payment	—	$1,502,000	$3,379,500	n/a	$3,379,500
Healthcare benefits	$36,982	36,982	36,982	n/a	36,982

Acceleration of equity awards:
Market value of equity vesting on termination(1)	—	2,634,339	2,634,339	3,023,079	3,023,079

280G Tax Gross-Up(2)	n/a	n/a	n/a	n/a	—

Total Payment	$36,982	$4,193,320	$6,050,820	$3,023,079	$6,439,560

(1)	Amounts do not include the value associated with vested stock options. Information about all stock options and other unvested equity awards held by Dr. Berger as of December 31, 2013 is included in the “Outstanding Equity Awards at December 31, 2013” table.

(2)	Based on the assumptions set forth above, Dr. Berger’s payments will not result in a tax gross-up payment to him based on Dr. Berger’s taxable wages per Form W-2 for the years 2008 through 2012. The amount of the tax gross-up, if any, that would arise would depend upon the facts and circumstances at the time of a change-in-control and any related employment termination.

The acceleration of equity awards in the table above includes the value of unvested stock options and restricted stock units, the value of performance shares granted in 2012 the vesting of which is now time based as the performance objective has been achieved, and the value of performance shares granted in 2013 for which the performance objective had not been achieved as of December 31, 2013. The 2013 performance shares vest in connection with a change in control at the maximum award level, or 160% of the target. The values of equity awards included in the table above are based on the intrinsic value of such awards on December 31, 2013 (i.e. the difference between the market value of the Company’s common stock on that date and the exercise or purchase price, if any).

The amounts in the table do not include the value of the lump sum payment ($563,250) we will make to Dr. Berger upon termination of employment in good standing for amounts previously earned under our now terminated sabbatical policy, as described in subsection “Narrative to Summary Compensation Table and Grants of Plan-Based Awards Table.”

Other Named Executive Officers

The following is a description of the potential payments upon termination or change in control with respect to the named executive officers other than Dr. Berger:

EMPLOYMENT TERMINATION WITHOUT CAUSE

If we terminate the employment of our other named executive officers without cause, we are obligated to continue payment of the executive’s then current salary for a period of twelve months following the effective date of termination; accelerate vesting of all stock, stock options, stock awards, and similar equity awards and deferred compensation awards granted to the executive that would have otherwise vested during the remaining term of that executive’s contract, subject to the normal post termination exercise period; and continue payment of all benefits covered under COBRA for up to one year.

“Cause” for purposes of the other named executive officers’ employment agreements consists of:

•	The officer’s failure to perform any of his material duties,

•	The conviction of the officer of any felony,

•	Commission of any crime related to the officer’s employment with the Company,

•	Violation of any law or regulation related to our business,

•	Conduct that could result in unfavorable publicity for us in a material way,

•	Unprofessional conduct inconsistent with the officer’s position with the Company,

•	Failure to comply with our written policies, or

•	Breach of the terms of the employment agreement.

The executive officer has a right to cure any conduct that constitutes cause, if curable, within 30 days after receiving written notice.

For purposes of determining payments upon termination, a termination of the employment agreement by the named executive officer due to an uncured breach by us of the employment agreement is treated as a termination of the executive’s employment without cause.

NON-RENEWAL

If we do not renew the employment agreement of our other named executive officers, no severance benefit is payable. In addition, any unvested stock awards, stock options, restricted stock or restricted stock units, performance shares or unvested portions of past bonuses in the form of deferred compensation shall be forfeited to the Company.

EMPLOYMENT TERMINATION WITH CAUSE

Any unvested stock awards, stock options, restricted stock or restricted stock units, performance shares or unvested portions of past bonuses in the form of deferred compensation shall be forfeited to the Company in the event the employment is terminated by the Company for Cause.

CHANGE IN CONTROL

In the event of a consummation of a “Change in Control”, if within one year following such occurrence the Company terminates the executive officer’s employment without cause or the executive officer resigns for good reason, we are obligated to accelerate the vesting of all stock options, stock grants and similar equity rights and deferred compensation awards and provide for continued exercisability of all awards through their original terms with all rights. We are also obligated to continue to pay the named executive officer their then current salary for a period of 24 months from the effective date of termination. Good reason means the involuntary relocation of more than 25 miles, the material breach of the employment agreement by the Company, or the material diminution of the officer’s responsibilities, which situation remains uncured within a specified timeframe after notice.

The Change in Control definition with respect to the employment agreements for the other named executive officers is similar to the employment agreement for Dr. Berger except that the threshold for acquisition of shares of our common stock is 50% for the other named executive officers.

The following tables set out the estimated potential payments upon termination or a change in control for Dr. Clackson, Mr. Fitzgerald, Mr. Duvall and Dr. Bollag, based on the assumptions following the table and assuming such event occurred on December 31, 2013. The total of continued payments in the case of termination by ARIAD without cause in the tables below reflect the remaining terms of the employment agreements with each of these executives. The footnotes to all of the tables follow the last table.

Dr. Clackson Payments and benefits	Voluntary Termination or Termination for Cause	Death or Disability	Termination by ARIAD Without Cause or by the Executive for ARIAD’s Material Breach	Termination by ARIAD without Cause or by the Executive for Good Reason within One Year after a Change in Control
Severance benefits:
Total of continued payments	—	—	$493,000	$986,000
Healthcare benefits	—	$24,992	24,992	37,488
Non-qualified benefits(1)	—	—	340,651	340,651
Acceleration of equity awards:
Market value of equity vesting on termination(2)	—	258,952	384,652	1,100,752

Total Payment	—	$283,945	$1,243,295	$2,464,892

Mr. Fitzgerald Payments and benefits	Voluntary Termination or Termination for Cause	Death or Disability	Termination by ARIAD Without Cause or by the Executive for ARIAD’s Material Breach	Termination by ARIAD without Cause or by the Executive for Good Reason within One Year after a Change in Control
Severance benefits:
Total of continued payments	—	—	$466,000	$932,000
Healthcare benefits	—	$24,654	24,654	36,982
Non-qualified benefits(1)	—	—	298,816	298,816
Acceleration of equity awards:
Market value of equity vesting on termination(2)	—	232,233	350,552	1,032,552

Total Payment	—	$256,887	$1,140,023	$2,300,350

Mr. Duvall Payments and benefits	Voluntary Termination or Termination for Cause	Death or Disability	Termination by ARIAD Without Cause or by the Executive for ARIAD’s Material Breach	Termination by ARIAD without Cause or by the Executive for Good Reason within One Year after a Change in Control
Severance benefits:
Total of continued payments	—	—	$420,000	$840,000
Healthcare benefits	—	$24,654	24,654	36,982
Non-qualified benefits(1)	—	—	—	—
Acceleration of equity awards:
Market value of equity vesting on termination(2)	—	62,037	107,162	531,393

Total Payment	—	$86,692	$551,817	$1,408,375

Dr. Bollag Payments and benefits	Voluntary Termination or Termination for Cause	Death or Disability	Termination by ARIAD Without Cause or by the Executive for ARIAD’s Material Breach	Termination by ARIAD without Cause or by the Executive for Good Reason within One Year after a Change in Control
Severance benefits:
Total of continued payments	—	—	$387,000	$774,000
Healthcare benefits	—	$24,992	24,992	37,488
Non-qualified benefits(1)	—	—	147,979	147,979
Acceleration of equity awards:
Market value of equity vesting on termination(2)	—	131,093	190,960	613,800

Total Payment	—	$156,086	$750,931	$1,573,267

(1)	Amounts are based on the value and vesting schedule of unvested deferred compensation awards under our 2005 Executive Compensation Plan at December 31, 2013; no such awards were made and deferred in 2013.
(2)	Amounts do not include the value associated with vested stock options. Information about all stock options and other unvested equity awards held by the named executive officers as of December 31, 2013 is included in the “Outstanding Equity Awards at December 31, 2013” table.

The acceleration of equity awards in the tables above includes the value of unvested stock options and restricted stock units, as well as the value of performance shares granted in 2012 the vesting of which is now time based as the performance objective has been achieved. In the case of termination by the Company without Cause or by the officer for the Company’s material breach, awards that would have vested during the remaining term of the officer’s employment agreement accelerate. In the case of termination by the Company without Cause or by the officer for good reason within one year of a Change in Control, all such outstanding awards immediately vest and remain exercisable according to their terms. In addition, performance shares granted in 2013, for which the performance objective has not yet been achieved, will immediately vest upon termination in connection with a change in control at the maximum level, or 160% of the award, and are included in the above tables.

The amounts in the above tables do not include the value of the lump sum payments payable upon termination in good standing to Dr. Clackson ($123,250) and Mr. Fitzgerald ($116,500) for amounts previously earned under our now terminated sabbatical policy, as described in the “Narrative to Summary Compensation Table and Grants of Plan-Based Awards Table” above. The amounts in the above tables also do not reflect any reduction in payments related to the modified economic cutback provisions in the executive officers’ employment agreements that may apply on or after a change-in-control.

Assumptions Regarding Post Termination Payment Tables

Except as otherwise specifically noted above, the tables presented on the preceding pages were prepared as though each named executive officer’s employment was terminated on December 31, 2013, using the closing price of our common stock on that date ($6.82). We are required by the SEC to use these assumptions. With those assumptions taken as a given, we believe that the remaining assumptions listed above, which are necessary to produce these estimates and reflect solely our interpretation of our contractual obligations, are reasonable in the aggregate. However, the executives’ employment was not terminated on December 31, 2013, and a change in control did not occur on that date. There can be no assurance that a termination of employment, a change in control or both would produce the same or similar results as those described if either or both of them occur on any other date or at any other price of our common stock, or if any assumption is not correct in fact.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides certain aggregate information with respect to all of our equity compensation plans in effect as of December 31, 2013:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in first column)
Equity Compensation Plans Approved by Securityholders	12,627,068		9.05	8,495,040
Equity Compensation Plans not Approved by Securityholders	N/A		N/A	N/A

Total	12,627,068	(1)		8,495,040	(2)

(1)	Consists of options to purchase 864,122 shares of common stock granted under our 2001 Stock Plan, as amended, and options to purchase 9,515,546 shares of common stock, 1,472,200 restricted stock units and performance shares for up to a maximum of 775,200 shares of common stock granted under our 2006 Long-Term Incentive Plan, as amended.
(2)	Consists of 8,079,200 shares available for issuance under our 2006 Long-Term Incentive Plan, as amended, and 415,840 shares available for issuance under our 1997 Employee Stock Purchase Plan, as amended. Does not include the additional 8,000,000 shares that would be authorized for issuance under the 2014 Long-Term Incentive Plan or the additional 750,000 shares which would be authorized under the 1997 Employee Stock Purchase Plan, as amended, if Proposals 3 and 4 are approved at the Annual Meeting.

AUDIT COMMITTEE REPORT

The following is the report of the Audit Committee with respect to ARIAD’s audited financial statements for the year ended December 31, 2013. The information contained in this report should not be deemed “soliciting material” or to otherwise be considered “filed” with the SEC, nor shall this information be incorporated by reference into any future filing under the Securities Act of 1933 or the Exchange Act except to the extent that ARIAD specifically incorporates it by reference into that filing.

Our executive management is responsible for our financial statements, financial reporting process and internal accounting, financial reporting, and disclosure controls. Our independent registered public accounting firm is responsible for performing an audit of our annual consolidated financial statements and expressing an opinion as to the fair presentation of such financial statements in conformity with generally accepted accounting principles, performing an audit of our system of internal control over financial reporting and expressing an opinion on the effectiveness thereof based on its audit, reviewing our quarterly consolidated financial statements, and other procedures as approved by the Audit Committee. The Audit Committee is responsible for overseeing and reviewing these processes. The Audit Committee is not, however, professionally engaged in the practice of accounting or auditing, and does not provide any expert or other special assurance as to such financial statements concerning compliance with laws, regulations or generally accepted accounting principles or as to auditor independence. The Audit Committee relies, without independent verification, on the information provided to it and on the presentations made by management and the independent registered public accounting firm.

In connection with fulfilling its responsibilities with respect to our consolidated financial statements for the year ended December 31, 2013, the Audit Committee reviewed and discussed the audited financial statements and related footnotes and other disclosures with management and the independent registered public accounting firm, Deloitte & Touche LLP (“Deloitte”). The Audit Committee also reviewed with management our financial reporting processes and internal accounting, financial reporting and disclosure controls, including those related to compliance with legal and regulatory requirements that affect its financial reporting and disclosure obligations. This review included discussion with Deloitte regarding the results of its audit of our consolidated financial statements and our system of internal control over financial reporting, as well as the matters required to be discussed in accordance with Auditing Standard No. 16.,Communications with Audit Committees, and SEC Regulation S-X Rule 207, Communication with Audit Committees. The Audit Committee has also reviewed the written disclosures and letter from Deloitte regarding its communications with the Audit Committee concerning independence, as required by the Public Company Accounting Oversight Board, and has discussed with Deloitte its independence from ARIAD. The Audit Committee has considered whether the provision of non-audit services by Deloitte to us is compatible with maintaining Deloitte’s independence. Based on these reviews and discussions, the Audit Committee recommended to the Board that the audited financial statements referred to above be included in our Annual Report on Form 10-K for the year ended December 31, 2013 for filing with the SEC.

Throughout 2013, the Audit Committee met on a regular basis with management and Deloitte. In these meetings, in addition to the review of the quarterly consolidated financial statements to be included in Forms 10-Q, the Audit Committee reviewed and discussed the critical accounting policies and significant judgments made by management in the preparation of our financial statements, the ongoing review, testing and assessment of the adequacy of internal controls, proposed changes to auditing and accounting principles and practices, and the effect of regulatory and accounting initiatives that may affect us. The Audit Committee also reviewed and approved all audit and non-audit services and the fees related thereto, and addressed other matters as outlined in its charter. In addition, the Audit Committee reviewed and reassessed the adequacy of its charter.

The Audit Committee has reviewed and evaluated the qualifications and performance of Deloitte as our independent registered public accounting firm. Based on this review and evaluation, the Audit Committee has selected Deloitte to serve as our independent registered public accounting firm through the audit of our consolidated financial statements for the year ending December 31, 2014 and system of internal control over financial reporting as of December 31, 2014.

Members of the Audit Committee

Wayne Wilson, Chair            Jay R. LaMarche            Massimo Radaelli, Ph.D.            Robert M. Whelan, Jr.

PROPOSALS TO BE VOTED UPON BY STOCKHOLDERS

PROPOSAL 1

Election of Three Class 2 Directors to Hold Office until the 2017 Annual Meeting

Our Certificate of Incorporation, as amended, provides that our Board of Directors shall fix the number of directors. Our Board currently has nine members and is divided into three classes serving staggered three-year terms. Directors for each class are elected at the annual meeting of stockholders held in the year in which the term for their class expires.

Three directors are proposed to be elected at the 2014 Annual Meeting. The terms of Jay R. LaMarche, Norbert G. Riedel, Ph.D. and Robert M. Whelan, Jr. expire this year, and our Board has nominated each of them for a three-year term that will expire at the annual meeting in 2017. Dr. Riedel and Messrs. LaMarche and Whelan were last elected by stockholders at the 2011 annual meeting to serve their terms through the 2014 Annual Meeting.

It is intended that, if no contrary specification is made, the persons named as proxies shall vote for these nominees. Our Board believes that each of the nominees will be available and able to serve as directors, but if for any reason either of the nominees should not be available to stand for election or be able to serve, the proxies received will be voted for substitute nominees to be designated by the Board or, if the Board does not identify substitute nominees, proxies will be voted for a lesser number of nominees. In no event will the proxies be voted for more than three nominees.

Vote Required

A majority of the votes cast by the stockholders entitled to vote and who are present in person or represented by proxy at the Annual Meeting will be required to elect the three nominees as Class 2 directors – that is, if more votes are cast for that director’s election than against.

Recommendation

The Board of Directors recommends that you vote “FOR” the election of Jay R. LaMarche, Norbert G. Riedel, Ph.D. and Robert M. Whelan, Jr., and proxies solicited by the Board of Directors will be voted in favor thereof, unless a stockholder has indicated otherwise on the proxy.

PROPOSAL 2

Approval of Adoption of Section 382 Rights Agreement

The Board is asking stockholders to approve the Section 382 Rights Agreement adopted by the Board on October 31, 2013 (the “Rights Agreement”). The Board adopted the Rights Agreement in an effort to protect stockholder value by attempting to protect against a possible limitation on our ability to use our net operating losses (“NOLs”) and other tax benefits as a result of an “ownership change,” as defined in Section 382 of the Code , and rules promulgated thereunder. The Rights Agreement will automatically expire on October 30, 2014, if not approved by the stockholders by that date, or on such earlier date as provided in the agreement.

Background and Reasons for the Proposal

We have experienced and continue to experience substantial NOLs and, under the Code, we may “carry forward” these losses in certain circumstances to offset future taxable income, thereby reducing our future U.S. federal income tax liability.

As of December 31, 2013, we estimate that we had U.S. federal NOLs of $498.7 million and U.S. federal research tax credits of $25.9 million. Unless otherwise restricted, we believe that we will be able to carry forward a significant amount of NOLs and other tax benefits, and so these NOLs and other tax benefits could be a substantial asset to us. If we experience an ownership change for purposes of Section 382 of the Code, however, our ability to use our NOLs and other tax benefits will be substantially limited. These limitations could require us to pay U.S. federal income taxes earlier than would otherwise be required if such limitations were not in effect and could cause such NOLs and other tax benefits to expire unused, in each case reducing or eliminating the benefit of such NOLs and other tax benefits. Similar rules and limitations may apply for state income tax purposes.

Generally, an ownership change would occur if persons who own, or are deemed to own, 5% or more of our common stock increase their collective ownership in the Company by more than 50 percentage points over a rolling three-year period.

Since our October 2013 announcements concerning the safety, marketing and commercial distribution and further clinical development of Iclusig in the United States, there has been an extremely high volume of trading in our stock, and a significant drop in the value of our stock. Our stock price declined by 87%, from $17.14 per share before the announcements to a low of $2.15 per share following the announcements, and from October 2013 through March 2014, there were four trading days when the volume of trading in our stock exceeded 100 million shares, which is more than one-half of our shares outstanding. As a result of the high trading volume, there may be a shift of ownership amongst certain of our stockholders that could result in an ownership change under Section 382 of the Code.

On October 31, 2013, the Board approved and the Company entered into the Rights Agreement, which is between the Company and Computershare Trust Company, N.A. as the Rights Agent. The Rights Agreement provides for a dividend of one preferred stock purchase right (a “Right”) for each share of our common stock, par value $0.001 per share (the “Common Stock”), that was outstanding on November 11, 2013 (the “Record Date”). Each Right entitles the holder to purchase from us one one-thousandth of a share of Series A Junior Participating Preferred Stock, par value $0.01 per share (the “Preferred Stock”), for a purchase price of $20.00 (the “Purchase Price”), subject to adjustment as provided in the Rights Agreement. The description and terms of the Rights are set forth in the Rights Agreement, which is attached to this proxy statement as Appendix A.

After careful consideration, the Board adopted the Rights Agreement with the intention of reducing the likelihood of an ownership change so that the Company could protect and preserve its substantial tax attributes primarily associated with its NOLs and research tax credits under Sections 382 and 383 of the Code. However, we cannot be sure that these measures will be effective in deterring or preventing such an ownership change.

Description of the Rights Agreement

The following description of the Rights Agreement is qualified in its entirety by reference to the text of the Rights Agreement, which is attached to this proxy statement as Appendix A. We urge you to read carefully the Rights Agreement in its entirety as the discussion below is only a summary.

Effectiveness. The Rights Agreement became effective on October 31, 2013 (the “Effective Date”). Upon and following the Effective Date, Rights were issued in respect of all outstanding shares of Common Stock that were outstanding on the Record Date, and will be issued for all shares of Common Stock that become outstanding after the Record Date and, subject to the next sentence, prior to the earliest of the Distribution Date (as defined below), the redemption of the Rights or the Expiration Date (as defined below). Rights may be distributed with respect to shares of Common Stock that become outstanding after the Distribution Date only in certain limited circumstances as described in the Rights Agreement (such as the issuance of Common Stock pursuant to stock options, employee compensation or benefit plans and convertible securities).

Term. The Rights will expire on the earliest of (a) October 30, 2016, (b) October 30, 2014, if stockholder approval has not been obtained by or on such date, or (c) such earlier date as the NOLs and other tax benefits have expired or been exhausted, unless earlier redeemed or exchanged by us as provided below, as more fully set forth in the Rights Agreement.

Exercisability. Initially, the Rights will not be exercisable. The Rights will become exercisable upon the earlier of the following dates (such date, the “Distribution Date”):

•	on the tenth calendar day after such date that we learn that (a) a person or group beneficially owns (as defined in the Rights Agreement) 4.99% or more of the outstanding Common Stock or (b) a Grandfathered Person (as defined below) has exceeded its Grandfathered Percentage (as defined below) by 0.5% or more of the outstanding shares of Common Stock (any person or group specified in this bullet point, an “Acquiring Person”); and

•	such date, if any, as may be designated by the Board following the commencement of, or first public disclosure of an intention to commence, a tender or exchange offer for outstanding Common Stock which could result in a person or group becoming an Acquiring Person.

Grandfathered Persons. Any person or group (a “Grandfathered Person”), that beneficially owned (as disclosed in public filings) 4.99% or more of the outstanding common stock as of October 31, 2013 (such percentage, the “Grandfathered Percentage”), will not be deemed an Acquiring Person, so long as such person or group does not exceed its Grandfathered Percentage by 0.5% or more of the outstanding shares of Common Stock. If a Grandfathered Person sells or otherwise disposes of its Common Stock, its Grandfathered Percentage will be the lesser of (a) its Grandfathered Percentage immediately prior to the sale or other disposition or (b) the percentage of common stock beneficially owned by the Grandfathered Person immediately following the sale or other disposition. If at any time a Grandfathered Person beneficially owns less than 4.99% of the outstanding shares of Common Stock it will cease to be a Grandfathered Person under the Rights Agreement.

Exempt Persons and Exempt Transactions. Prior to someone become an Acquiring Person, the Board can determine that any person or group which would otherwise be an Acquiring Person can be exempted from becoming an Acquiring Person or any transaction that would result in someone becoming an Acquiring Person, can be exempted in determining whether someone has become an Acquiring Person. After someone has become an Acquiring Person, the Board’s ability to grant an exemption is generally limited to circumstances where a person or group has inadvertently become an Acquiring Person. Before granting an exemption, the Board may require that a person or group make certain representations, undertakings or covenants.

Rights Certificates and Detachability. Prior to the Distribution Date, the Rights will be evidenced by the certificates for shares of Common Stock, and the Rights will be transferable only with the related Common Stock

(or, in the case of uncertificated Common Stock, the applicable record of ownership) and will be automatically transferred with any transfer of the related Common Stock. After the Distribution Date, the Rights will “detach” from the Common Stock and will be separately transferable.

Terms of Preferred Stock. The terms of the Preferred Stock issuable upon exercise of the Rights are designed so that each 1/1,000th of a share of Preferred Stock is the economic and voting equivalent of one whole share of Common Stock. In addition, the Preferred Stock has certain minimum dividend and liquidation rights.

Dilution Adjustments. The amount of Preferred Stock issuable upon exercise of the Rights is subject to adjustment by the Board in the event of any change in the Common Stock or Preferred Stock, whether by reason of stock dividends, stock splits, reclassifications, recapitalizations, mergers, consolidations, combinations or exchanges of securities, split-ups, split-offs, spin-offs, liquidations, other similar changes in capitalization, any distribution or issuance of assets, evidences of indebtedness or subscription rights, options or warrants to holders of Common Stock, Preferred Stock or otherwise.

The Flip-In Provision. At such time as we learn that a person or group has become an Acquiring Person, the holder of each Right will thereafter have the right to receive, upon exercise of the Right and the payment of the Purchase Price, that number of 1/1,000ths of a share of Preferred Stock equal to the number of shares of Common Stock which at the time of the applicable triggering transaction would have a market value of twice the Purchase Price. However, any Rights that are or previously were beneficially owned by an Acquiring Person will become null and void and will result in significant dilution to the Acquiring Person.

The Flip-Over Provision. In the event we are acquired in a merger or other business combination by an Acquiring Person, or 50% or more of our assets are sold to an Acquiring Person, each Right will entitle its holder to purchase common stock in the surviving entity at 50% of the market price (subject to exceptions if the surviving entity does not have common stock registered under the Securities Exchange Act of 1934, including circumstances in which the surviving entity has common stock that publicly trade outside the United States, as further described in the Rights Agreement). As with the “flip-in” provision, any Rights that are or previously were beneficially owned by an Acquiring Person will become null and void.

Exchange. After such time as we learn that a person or group has become an Acquiring Person, the Board may elect to exchange each Right (other than any Rights that are or previously were beneficially owned by an Acquiring Person, which will become null and void ) for consideration per Right consisting of one-half of the Preferred Stock (or fractions thereof) that would be issuable at such time upon the exercise of one Right pursuant to the terms of the Rights Agreement (or an equivalent value comprised of cash, shares of Common Stock, shares of Preferred Stock, other securities or any combination thereof).

Redemption. The Rights are redeemable by the Board at a redemption price of $0.001 per Right (the “Redemption Price”) any time prior to the earlier of (i) such time as we learn that a person or group has become an Acquiring Person and (ii) the Expiration Date. Immediately upon the action of the Board ordering the redemption of the Rights, and without any further action and without any notice, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

Amendment. At any time prior to the Distribution Date, we may, without the approval of any holder of the Rights, supplement or amend any provision of the Rights Agreement (including the date on which a Distribution Date shall occur, the amount of the Purchase Price, the definition of Acquiring Person or the time during which the Rights may be redeemed), except that no supplement or amendment may be made which reduces the Redemption Price of the Rights.

Certain Considerations Relating to the Rights Agreement

The Board believes that attempting to protect the NOLs and other tax benefits described above is in our and the stockholders’ best interests. Nonetheless, we cannot eliminate the possibility that an ownership change will occur even if the Rights Agreement is approved. You should consider the factors below when making your decision.

•	Future Use and Amount of the NOLs and Other Tax Benefits Is Uncertain. Our use of the NOLs and other tax benefits depends on our ability to generate taxable income in the future. We cannot assure you whether we will have taxable income in any applicable period or, if we do, whether such income or the NOLs or other tax benefits at such time will exceed any potential limitation under Section 382 of the Code.

•	Potential Challenge to the NOLs and Other Tax Benefits. The amount of the NOLs and other tax benefits has not been audited or otherwise validated by the Internal Revenue Service (the “IRS”). The IRS could challenge the amount of the NOLs and other tax benefits, which could result in an increase in our liability in the future for income taxes. In addition, determining whether an ownership change has occurred is subject to uncertainty, both because of the complexity and ambiguity of the Section 382 provisions and because of limitations on the knowledge that any publicly traded company can have about the ownership of, and transactions in, its securities on a timely basis. Therefore, we cannot assure you that the IRS or another taxing authority will not claim that we experienced an ownership change and attempt to reduce the benefit of the NOLs and other tax benefits available to us at such time even if the Rights Agreement is in place.

•	Continued Possibility of Ownership Change. Although the Rights Agreement is intended to diminish the likelihood of an ownership change by deterring (rather than prohibiting) persons or groups of persons from acquiring beneficial ownership of our common stock in excess of the specified limitations, we cannot assure you that it will be effective. The amount by which an ownership interest may change in the future could, for example, be affected by sales of our common stock by stockholders who are 5% shareholders (as defined under Section 382 of the Code) or by sales or purchases of stock or other interests in corporations, partnerships or other legal entities that own 5% or more of our common stock, over which we have no control. Additionally, it may be in our best interests, taking into account all relevant facts and circumstances at the time, to permit the acquisition of common stock in excess of the specified limitations or to issue a reasonable amount of equity in the future, all of which may increase the likelihood of an ownership change.

•	Potential Effects on Liquidity. The Rights Agreement is intended to deter persons or groups of persons from acquiring beneficial ownership of our common stock in excess of the specified limitations. A stockholder’s ability to dispose of our common stock may be limited if the Rights Agreement reduces the number of persons willing to acquire our common stock or the amount they are willing to acquire. A stockholder may become an Acquiring Person upon actions taken by persons related to, or affiliated with, them. Stockholders are advised to carefully monitor their ownership of our common stock and consult their own legal advisors and/or us to determine whether their ownership of the shares approaches the proscribed level.

•	Potential Impact on Value. The Rights Agreement could negatively impact the value of our common stock by deterring persons or groups of persons from acquiring our common stock, including in acquisitions for which some stockholders might receive a premium above market value.

•	Anti-Takeover Effect. The Board adopted the Rights Agreement to diminish the risk that our ability to use the NOLs and other tax benefits to reduce potential federal and state income tax obligations becomes limited. Nonetheless, the Rights Agreement may have an “anti-takeover effect” because it may deter a person or group of persons from acquiring beneficial ownership of 4.99% or more of our common stock or, in the case of a person or group of persons that already own 4.99% or more of our common stock, from increasing its Grandfathered Percentage by 0.5% or more of our outstanding shares. The Rights Agreement could discourage or prevent a merger, tender offer, proxy contest or accumulations of substantial blocks of shares.

Vote Required

A majority of the votes cast by the stockholders entitled to vote and who are present in person or represented by proxy at the Annual Meeting will be required to approve the Rights Agreement.

Recommendation

The Board of Directors recommends that the stockholders vote “FOR” the approval of the adoption of the Rights Agreement, and proxies solicited by the Board of Directors will be voted in favor thereof, unless a stockholder has indicated otherwise on the proxy.

PROPOSAL 3

Approval of the Adoption of the ARIAD Pharmaceuticals, Inc. 2014 Long-Term Incentive Plan

The Board of Directors is requesting that stockholders approve the ARIAD Pharmaceuticals, Inc. 2014 Long-Term Incentive Plan, which was approved by the Board of Directors on April 28, 2014, subject to stockholder approval at the 2014 Annual Meeting. If this proposal is approved:

•	8,000,000 new shares will be reserved for issuance by ARIAD under the 2014 Long-Term Incentive Plan;

•	remaining shares under our 2006 Long-Term Incentive Plan after the 2014 Annual Meeting will be available for grant under the 2014 Long-Term Incentive Plan, along with any shares that are subject to options, restricted stock units or other awards granted under the 2001 Stock Plan and the 2006 Long-Term Incentive Plan (collectively, the “Existing Plans”), that cease to be subject to awards by forfeiture, expiration, surrender or cancellation or otherwise after the 2014 Annual Meeting for any reason;

•	no further equity grants will be made under our 2006 Long-Term Incentive Plan on and after the date of the 2014 Annual Meeting; and

•	our Compensation Committee will have the discretion to grant awards intended to qualify as “performance-based compensation” for purposes of Section 162(m) of the Code.

The Board believes that the 2014 Long-Term Incentive Plan is in the best interests of stockholders and ARIAD, as equity awards granted under this plan will be used to help attract, motivate and retain key talent, align employee and stockholder interests, link employee compensation to Company performance and maintain a culture based on employee stock ownership. We believe that our use of equity-based awards is central to building our organization, achieving our long-term objectives and driving further value for our shareholders.

We have managed the use of shares under our existing plans in a prudent manner as reflected in the following table:

	Number of Equity Awards Granted	Burn Rate	Potential Overhang%
Year of Grant under ARIAD’s Plans:
2011	2,855,200	2.01%	8.24%
2012	4,229,227	2.61%	13.84%
2013	6,324,923	3.58%	11.03%
Average		2.73%	11.04%
Average of our Peer Group*		4.45%	22.93%

*As of the dates of requests for additional shares under equity plans from 2010 through 2013.

Burn rate is calculated as the number of equity awards granted during the year under all equity plans divided by the average of our shares of common stock outstanding during the year. The increase in our burn rate over time relates to the increase in the number of employees in the Company as we expanded our workforce in connection with the commercial launch of Iclusig as well as grants to non-officer employees in December 2013 for retention purposes. Our burn rate is substantially less than the average of our 2014 peer group of companies listed above in the section entitled “Use of Competitive Market Compensation Data and Compensation Benchmark” as of the dates of requests for additional shares under equity plans from 2010 through 2013. In addition, our burn rate as defined by ISS in its calculation of shares used under equity plans is also below the burn rate limit establish by ISS for Russell 3000 companies in our Global Industry Classification Standard Group. We expect that our burn rate will remain at approximately our current levels. However, with only 4,794,797 shares remaining available for issuance of awards under our 2006 Long-Term Incentive Plan as of March 31, 2014, we may not have sufficient shares to meet our needs over the next year.

Potential overhang percentage is calculated as the number of shares in our existing plans that are subject to outstanding awards plus the number of shares available for future grant divided by the number of shares of our common stock outstanding at the end of the year. The potential overhang percentage increased in 2012 due to the approval by the stockholders of the Company in that year of an increase of 14 million shares in the shares available for grant under our 2006 Long-Term Incentive Plan. Our potential overhang percentage is substantially less than the average of our 2014 peer group as of the dates of requests for additional shares under equity plans from 2010 through 2013. The proforma overhang percentage as of December 31, 2013, including the 8 million additional shares we are requesting under the 2014 Long-Term Incentive Plan would be 15.33%, still well below the average of our 2014 peer group. We expect that, if the 2014 Long-Term Incentive Plan is approved by our stockholders, our shares available for issuance of awards, including the 8 million shares authorized to be issued under the 2014 Long-Term Incentive Plan, should be sufficient to last between two and three years.

We expect that we will exceed the limit established by ISS in its Shareholder Value Transfer test, a measure of the value of outstanding awards and shares available for awards under all equity plans as a percentage of the value of our outstanding common stock. This is due in part to the impact of a large number of stock options outstanding under the Existing Plans that have exercise prices higher than the current market price of our common stock as a result of the decrease in our stock price in the fourth quarter of 2013.

If this proposal is not approved by stockholders at the 2014 Annual Meeting, the Compensation Committee will not be authorized to make grants under the 2014 Long-Term Incentive Plan. Instead, the Compensation Committee would only be able grant equity awards under the 2006 Long-Term Incentive Plan, and awards under that plan could only be granted in a manner to qualify as “performance based compensation” exempt from the $1 million deduction limitation until the 2016 Annual Meeting. Management believes that it will face significant difficulties retaining many of its key employees without the additional share reserve provided under the 2014 Long-Term Incentive Plan.

The following discussion and summary of the 2014 Long-Term Incentive Plan is qualified in its entirety by reference to the actual text of the plan, a copy of which is set forth as Appendix B.

Share Reserve

The 2014 Long-Term Incentive Plan sets forth a maximum number of shares authorized for issuance under the plan. The Board is requesting that stockholders approve a share reserve of 8,000,0000 new shares of our common stock, plus (i) any reserved shares not issued or subject to outstanding grants under the 2006 Long-Term Incentive Plan as of the 2014 Annual Meeting, and (ii) shares that are subject to options, restricted stock units or other awards granted under the Existing Plans that cease to be subject to awards by forfeiture, expiration, surrender or cancellation or otherwise after the 2014 Annual Meeting for any reason. As of March 31, 2014, 4,794,797 shares remained authorized and available for grant under the 2006 Long-Term Incentive Plan, and 14,466,476 shares are subject to outstanding options, restricted stock units or other awards that could potentially be added to the 2014 Long-Term Incentive Plan if they cease to be subject to awards under the Existing Plans by forfeiture, expiration, surrender or cancellation or otherwise. A maximum of 8,000,000 shares is authorized for issuance as incentive stock options under the 2014 Long-Term Incentive Plan. Shares available for issuance under the 2014 Long-Term Incentive Plan may be used to issue any type of award permitted under the plan. Rules for counting shares against the share reserve are further described under “Other Key Terms of the 2014 Long-Term Incentive Plan – Share Counting Rules”.

Corporate Governance Aspects of the 2014 Long-Term Incentive Plan

The 2014 Long-Term Incentive Plan includes several provisions that we believe promote best practices by reinforcing alignment with stockholders’ interests. These provisions include, but are not limited to, the following:

•	No Discounted Options or Stock Appreciation Rights: Stock options and stock appreciation rights may not be granted with exercise prices lower than the market value of the underlying shares on the grant date except to replace equity awards due to a corporate transaction.

•	No Repricing without Stockholder Approval: Other than in connection with corporate reorganizations or restructurings, at any time when the exercise price of a stock option or strike price of a stock appreciation right is above the market value of a share, ARIAD will not, without stockholder approval, reduce the exercise price of such stock option or strike price of such stock appreciation right and will not exchange such stock option or stock appreciation right for a new award with a lower (or no) purchase price or for cash.

•	No Transferability: Equity awards generally may not be transferred, except by will or the laws of descent and distribution, unless approved by the Compensation Committee.

•	No Evergreen Provision: The 2014 Long-Term Incentive Plan does not contain an “evergreen” feature pursuant to which the shares authorized for issuance under the 2014 Long-Term Incentive Plan can be automatically replenished.

•	No Automatic Grants: The 2014 Long-Term Incentive Plan does not provide for automatic grants to any participant.

Section 162(m) – Performance-Based Compensation

The 2014 Long-Term Incentive Plan has been structured in such a manner so that the Compensation Committee can, in its sole discretion, elect to grant equity awards that satisfy the requirements of “performance-based” compensation within the meaning of Section 162(m) of the Code. In general, under Section 162(m), in order for ARIAD to be able to deduct compensation in excess of $1 million paid in any one year to our CEO or any of our other named executive officers (other than our CFO or any officer who is not subject to U.S. income tax), such compensation must qualify as performance-based. One of the requirements of performance-based compensation for purposes of Section 162(m) is that the material terms of the performance goals under which compensation may be paid must be disclosed to and approved by stockholders. For purposes of Section 162(m), the material terms include the employees eligible to receive compensation, a description of the business criteria on which each performance goal is based, and the maximum amount of compensation that can be paid to an employee under a performance compensation award. Each of these terms as proposed to apply for grants of equity and cash awards after the 2014 Annual Meeting under the 2014 Long-Term Incentive Plan is discussed below. Stockholder approval of this proposal will constitute approval of the material terms of the 2014 Long-Term Incentive Plan for purposes of Section 162(m) of the Code with respect to grants made after the 2014 Annual Meeting. However, nothing in this proposal precludes ARIAD or the Compensation Committee from granting equity and cash awards that do not qualify for tax deductibility under Section 162(m), including but not limited to time-based restricted stock units, nor is there any guarantee that equity and cash awards intended to qualify for tax deductibility under Section 162(m) will ultimately be viewed as so qualifying by the Internal Revenue Service.

Key Terms of the 2014 Long-Term Incentive Plan

Eligible Persons

Executive officers, officers, other employees, non-employee directors, consultants and advisors of our Company and our subsidiaries will be eligible to participate in the Plan. As of March 31, 2014, this group includes eight non-employee directors and approximately 400 employees, consultants and advisors, including our executive officers.

Types of Awards

The 2014 Long-Term Incentive Plan authorizes the Compensation Committee to grant non-qualified and incentive stock options, stock appreciation rights and “full value awards,” including restricted stock, restricted stock units, performance shares, deferred share units, phantom stock, share-denominated performance units and cash awards. No grants of equity or cash awards are permitted under the 2014 Long-Term Incentive Plan after June 24, 2024.

Share Counting Rules

The following rules apply for counting shares against the share reserve under the 2014 Long-Term Incentive Plan:

•	Shares issued with respect to each type of award are counted as 1 share for every share that is actually issued. For example, if 100 shares are issued with respect to a restricted stock unit award granted under this plan, 100 shares will be counted against the share reserve. Similarly, if 100 shares are issued with respect to a stock option or stock appreciation right granted under this plan, 100 shares will be counted against the share reserve.

•	To the extent that an equity award is settled in cash or a form other than shares, the shares that would have been delivered had there been no such cash or other settlement will not be counted against the shares available for issuance under the 2014 Long-Term Incentive Plan.

•	To the extent that shares are delivered pursuant to the exercise of a stock appreciation right or stock option, only the number of shares actually issued shall be counted against the applicable share limits. For example, if a stock option relates to 1,000 shares and only 600 shares are issued under that award, 600 shares shall be the net charge against the share reserve.

•	Shares that are subject to awards that expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under either the 2014 Long-Term Incentive Plan or the Existing Plans will again be available for subsequent awards under the 2014 Long-Term Incentive Plan.

•	Shares that are withheld to satisfy the tax withholding obligations related to any equity award under the 2014 Long-Term Incentive Plan will be available for subsequent awards under this Plan. For example, if under a restricted stock unit award ARIAD delivers 60 shares to the participant and withholds 40 shares to cover tax withholding obligations, 40 shares would again be available for subsequent equity awards under the 2014 Long-Term Incentive Plan.

•	Shares that are exchanged by a participant or withheld by ARIAD to pay the exercise price of an option or strike price of a stock appreciation right granted under the 2014 Long-Term Incentive Plan will be available for subsequent awards under this plan.

•	ARIAD may not increase the share reserve under the 2014 Long-Term Incentive Plan by repurchasing shares of our common stock on the market (by using cash received through the exercise of stock options or otherwise).

•	Shares issued in connection with awards that are granted by or become obligations of ARIAD through the assumption of awards (or in substitution for awards) in connection with an acquisition of another company will not count against the shares available for issuance under the 2014 Long-Term Incentive Plan, and such awards may reflect the original terms of the related award being assumed or substituted for and need not comply with other specific terms of the 2014 Long-Term Incentive Plan.

Award Limits

The maximum number of shares that may be covered by options and stock appreciation rights granted under the 2014 Long-Term Incentive Plan to any single participant during any calendar year is 500,000. The maximum number of shares that may be covered by equity awards granted under the 2014 Long-Term Incentive Plan which are intended to qualify as performance-based compensation under Section 162(m) of the Code (other than options and stock appreciation rights) to any single participant during any single calendar year is 500,000 shares (or in the event such performance compensation award is denominated in shares but paid in cash, other securities, other awards or other property, no more than the fair market value of 500,000 shares on the last day of the performance period to which such award relates). The amount of any unused annual limit for a previous calendar year that begins on or after January 1, 2015 shall be added to the maximum annual per participant share limit. The 2014

Long-Term Incentive Plan also authorizes the grant of cash-based awards that are intended to qualify as performance-based compensation under Section 162(m) of the Code and are not tied to the value of our shares, subject to a per-participant limit of $2,000,000 for any performance period that is twelve months or less and $4,000,000 for a performance period that is longer than twelve months. The maximum number of shares that may be covered by “incentive stock options” within the meaning of Section 422 of the Code may not exceed 8,000,000.

Vesting and Exercise of Stock Options and Stock Appreciation Rights

The exercise price of stock options granted under the 2014 Long-Term Incentive Plan may not be less than the fair market value of our common stock on the date of grant. The Compensation Committee determines fair market value using any permitted valuation method permitted under the stock rights exemption available under IRS regulations pertaining to Section 409A of the Code. The maximum exercise period may not be longer than ten years, subject to equitable tolling as permitted under IRS regulations. The Compensation Committee determines when each stock option becomes exercisable, including the establishment of performance vesting criteria, if any. The award agreement specifies the consequences under the stock option of a recipient’s termination of the employment, service as a director or other relationship between us and the participant. Similar terms and limitations apply to stock appreciation rights under the 2014 Long-Term Incentive Plan.

Vesting of Full Value Awards

The Compensation Committee may make the grant, issuance, retention, or vesting of Full Value Awards contingent upon continued employment with ARIAD, the passage of time, or such performance criteria and the level of achievement against such criteria as it deems appropriate. A Full Value Award may, among other things, involve the transfer of actual shares of common stock, either at the time of grant or thereafter, or payment in cash or otherwise of amounts based on the value of shares of common stock and be subject to performance-based and/or service-based conditions. The Compensation Committee may, but is not required, to grant Full Value Awards under the plan in a manner intended to qualify as “performance-based compensation” under Section 162(m) of the Code.

Eligibility for Performance-Based Compensation Exemption under Section 162(m)

Awards may, but need not, include performance criteria that are intended to satisfy the “performance-based compensation” exemption under Section 162(m) of the Code. Performance-based awards that are payable in cash may also be granted under the 2014 Long-Term Incentive Plan subject to the individual maximum limits described above. To the extent that awards are intended to qualify as “performance-based compensation” under Section 162(m), the performance criteria will be based on stock price appreciation (in the case of stock options or stock appreciation rights) or on one or more of the following performance measures (in the case of Full Value Awards), each of which may be adjusted as provided in the 2014 Long-Term Incentive Plan:

(i) net earnings (before or after taxes); (ii) achieving a target level of income (including net income or income before consideration of certain factors, such as overhead) (iii) basic or diluted earnings per share (before or after taxes); (iv) net revenue or net revenue growth; (v) gross revenue or gross revenue growth; (vi) gross profit or gross profit growth; (vii) operating profit (before or after taxes); (viii) return measures (including, but not limited to, return on investment, assets, capital, employed capital, invested capital, equity or sales); (ix) cash flow measures (including, but not limited to, operating cash flow, free cash flow or cash flow return on capital), which may but are not required to be measured on a per-share basis; (x) earnings before or after taxes, interest, depreciation and/or amortization (including EBIT and EBITDA); (xi) share price (including, but not limited to, growth measures or total shareholder return); (xii) expense targets, cost reduction goals or expense savings; (xiii) gross or net operating margins; (xiv) productivity ratios; (xv) operating efficiency; (xvi) measures of economic value added or other “value creation” metrics; (xvii) asset quality; (xviii) inventory control; (xix) enterprise value; (xx) sales; (xxi) employee retention;

(xxii) competitive market metrics; (xxiii) expanding into other markets; (xxiv) expanding one or more products into one or more new markets (xxv) timely launch of new facilities; (xxvi) achieving progress in research and development programs; (xxvii) objective measures of personal targets, goals or completion of projects (including, but not limited to, succession and hiring projects, completion of specific acquisitions, reorganizations or other corporate transactions or capital-raising transactions, expansions of specific business operations or meeting divisional or project budgets); (xxviii) objective measures of customer satisfaction; (xxix) working capital targets; (xxx) system-wide revenues; (xxxi) royalty income; (xxxii) market share; (xxxiii) cost of capital, debt leverage, year-end cash position or book value; (xxxiv) strategic objectives, development and timely completion of new product lines and related revenue, sales and margin targets, co-branding or international operations; (xxxv) achieving specified improvements in collection of outstanding accounts or specified reductions in non-performing debts; (xxxvi) achieving regulatory milestones related to development and approval of products; or (xxxvii) any combination of the foregoing.

These performance measures may be applied individually, alternatively, or in any combination, either to ARIAD as a whole or to one or more of its subsidiaries, divisions or operating units or groups, and measured either annually or cumulatively over a period of years, on an absolute basis, or relative to a pre-established target, to previous years’ results, or to a designated comparison group, in each case as specified by the Compensation Committee in the award agreement.

The number of shares of common stock, stock options, cash or other benefits granted, issued, retainable, or vested under an award that is intended to satisfy Section 162(m) upon satisfaction of performance criteria may be reduced by the Compensation Committee based on any further considerations that it may determine appropriate in its sole discretion. Specifically, the Compensation Committee is authorized to adjust or modify the calculation of a performance goal for a performance period within the time period permitted under Section 162(m) of the Code (typically within the first 90 days of a performance period) based on:

(i) asset write-downs; (ii) litigation or claim judgments or settlements; (iii) the effect of changes in tax laws, accounting principles, or other laws or regulatory rules affecting reported results; (iv) any reorganization and restructuring programs; (v) extraordinary nonrecurring items as described in Accounting Standards Codification Topic 225-20 (or any successor pronouncement thereto) and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year; (vi) acquisitions or divestitures; (vii) any other specific unusual or nonrecurring events, or objectively determinable category thereof; (viii) foreign exchange gains and losses; (ix) discontinued operations and on recurring charges; and (x) a change in the Company’s fiscal year.

Time-based restricted stock units are not intended to qualify as performance-based compensation for purposes of Section 162(m).

Administration

The Compensation Committee administers the 2014 Long-Term Incentive Plan, and has broad authority to do all things necessary or desirable, in its sole discretion, in connection with plan administration. The Compensation Committee will select who will receive equity awards; determine the number of shares covered thereby; and, subject to the terms and limitations expressly set forth in the 2014 Long-Term Incentive Plan, establish the terms, conditions, and other provisions of the equity awards. The Compensation Committee may interpret the 2014 Long-Term Incentive Plan and establish, amend, and rescind any rules related to the 2014 Long-Term Incentive Plan, and make remedial changes to the terms of an outstanding equity award to comply with applicable laws, regulations and listing requirements and to avoid unintended consequences resulting from unexpected events. The Compensation Committee has the discretion to permit the automatic exercise of vested in-the-money stock options and stock appreciation rights, and may delegate this authority to ARIAD’s management. The Compensation Committee has the authority to toll the exercise period for options and stock appreciation rights if such awards held by a former employee cannot be exercised due to trading or other legal restrictions.

Other Administrative Provisions

With respect to stock options and stock appreciation rights, our Compensation Committee is authorized to establish rules for automatic exercise at the end of the award’s exercise period, to toll the exercise period under certain circumstances, to impose minimum amounts for partial exercises and to determine the fair market value of our stock from alternative valuation methods recognized by IRS regulations issued under Section 409A of the Code. The Compensation Committee is also authorized to establish special rules in order to comply with non-U.S. legal and tax law requirements with respect to grants of equity awards outside the United States.

Amendments Requiring Stockholder Approval

The Board may terminate, amend, or suspend the 2014 Long-Term Incentive Plan, provided that no action is taken by the Board (except those described in “Adjustments”) without stockholder approval to:

•	increase the number of shares that may be issued under the 2014 Long-Term Incentive Plan;

•	reprice, repurchase, or exchange underwater stock options or stock appreciation rights;

•	amend the maximum number of shares that may be granted to a participant within a single calendar year;

•	extend the term of the 2014 Long-Term Incentive Plan;

•	change the class of persons eligible to participate in the 2014 Long-Term Incentive Plan; or

•	otherwise implement any amendment required to be approved by stockholders to comply with applicable tax or regulatory requirements (including rules or requirements of any securities exchange on which our shares are listed).

Adjustments

In the event of a stock dividend, recapitalization, stock split, combination of shares, extraordinary dividend of cash or assets, reorganization, or exchange of our common stock, or any similar equity restructuring transaction (as that term is used in ASC 718) affecting our common stock, the Compensation Committee will equitably adjust the number and kind of shares available for grant under the 2014 Long-Term Incentive Plan, the number and kind of shares subject to the award limitations set forth in the 2014 Long-Term Incentive Plan and subject to outstanding awards under the 2014 Long-Term Incentive Plan and the exercise price of outstanding stock options and of other awards.

The impact of a merger or other reorganization of ARIAD on outstanding stock options, stock appreciation rights and Full Value Awards granted under the 2014 Long-Term Incentive Plan shall be determined in the Compensation Committee’s sole discretion. Permitted adjustments include assumption of outstanding equity awards, accelerated vesting, or accelerated expiration of outstanding equity awards, or settlement of outstanding awards in cash.

U.S. Tax Consequences under the 2014 Long-Term Incentive Plan

The following summary sets forth the tax events generally expected for United States citizens under current United States federal income tax laws in connection with equity awards under the 2014 Long-Term Incentive Plan. This summary omits the tax laws of any municipality, state, or foreign country in which a participant resides.

Stock Options

A participant will realize no taxable income, and we will not be entitled to any related deduction, at the time a stock option that does not qualify as an “incentive stock option” under the Code is granted under the 2014 Long-Term Incentive Plan. At the time of exercise of such a non-qualified stock option, the participant will realize ordinary income, and we will be entitled to a deduction, equal to the excess of the fair market value of the common stock on the date of exercise over the exercise price. Upon disposition of the shares, any additional gain or loss realized by the participant will be taxed as a capital gain or loss, long-term or short-term, based upon how long the shares are held.

For stock options that qualify for treatment as “incentive stock options” under the Code, a participant will realize no taxable income, and we will not be entitled to any related deduction, at the time an incentive stock option is granted. If certain statutory employment and holding period conditions are satisfied before the participant disposes of shares acquired pursuant to the exercise of such an option, then no taxable income will result upon the exercise of such option, and we will not be entitled to any deduction in connection with such exercise. Upon disposition of the shares after expiration of the statutory holding periods, any gain or loss realized by a participant will be a long-term capital gain or loss. We will not be entitled to a deduction with respect to a disposition of the shares by a participant after the expiration of the statutory holding periods. Except in the event of death, if shares acquired by a participant upon the exercise of an incentive stock option are disposed of by such participant before the expiration of the statutory holding periods, such participant will be considered to have realized as compensation, taxable as ordinary income in the year of disposition, an amount, not exceeding the gain realized on such disposition, equal to the difference between the exercise price and the fair market value of the shares of common stock on the date of exercise of the option. We will be entitled to a deduction at the same time and in the same amount as the participant is deemed to have realized ordinary income. Any gain realized on the disposition in excess of the amount treated as compensation or any loss realized on the disposition will constitute capital gain or loss, respectively. Such capital gain or loss will be long-term or short-term based upon how long the shares were held. The foregoing discussion applies only for regular tax purposes. For alternative minimum tax purposes, an incentive stock option will be treated as if it were a non-qualified stock option.

Stock Appreciation Rights; Performance Shares

In general, (a) the participant will not realize income upon the grant of a stock appreciation right or performance shares; (b) the participant will realize ordinary income, and we will be entitled to a corresponding deduction, in the year cash or shares of common stock are delivered to the participant upon exercise of a stock appreciation right or in payment of the performance shares; and (c) the amount of such ordinary income and deduction will be the amount of cash received plus the fair market value of the shares of common stock received on the date of issuance. The federal income tax consequences of a disposition of unrestricted shares received by the participant upon exercise of a stock appreciation right or in payment of a performance shares award are the same as described below with respect to a disposition of unrestricted shares.

Restricted and Unrestricted Stock; Restricted Stock Units

Unless the participant files an election to be taxed under Section 83(b) of the Code: (a) the participant will not realize income upon the grant of restricted stock; (b) the recipient will realize ordinary income, and we will be entitled to a corresponding deduction (subject to the limitations of Section 162(m) of the Code), for grants of restricted stock subject only to time-based vesting and not including any performance conditions), when the restrictions have been removed or expire; and (c) the amount of such ordinary income and deduction will be the fair market value of the restricted stock on the date the restrictions are removed or expire. If the participant files an election to be taxed under Section 83(b) of the Code, the tax consequences to the recipient will be determined as of the date of the grant of the restricted stock rather than as of the date of the removal or expiration of the restrictions.

A participant will not realize income upon the grant of restricted stock units, but will realize ordinary income, and we will be entitled to a corresponding deduction (subject to the limitations of Section 162(m) of the Code), for grants of restricted stock units subject only to time-based vesting and not including any performance conditions), when the restricted stock units have vested and been settled in cash and/or shares of common stock. The amount of such ordinary income and deduction will be the amount of cash received plus the fair market value of the shares of common stock received on the date of issuance.

When the participant disposes of restricted or unrestricted stock, the difference between the amounts received upon such disposition and the fair market value of such shares on the date the recipient realizes ordinary income will be treated as a capital gain or loss, long-term or short-term, based upon how long the shares are held.

Section 409A

Section 409A of the Code provides additional tax rules governing non-qualified deferred compensation. Generally, Section 409A will not apply to awards granted under the 2014 Long-Term Incentive Plan, but may apply in some cases to restricted stock unit, performance shares, deferred share units, phantom stock or share-denominated performance units. For such awards subject to Section 409A, certain officers of ARIAD may experience a delay of up to six months in the settlement of the awards in shares of company stock.

Withholding

The 2014 Long-Term Incentive Plan permits us to withhold from awards an amount sufficient to cover any required withholding taxes. In lieu of cash, the committee may permit a participant to cover withholding obligations through a reduction in the number of shares to be delivered to such participant or by delivery of shares already owned by the participant.

Section 162(m)

As described above, cash and equity awards granted under the 2014 Long-Term Incentive Plan may be structured to qualify as performance-based compensation under Section 162(m) of the Code. To qualify, the 2014 Long-Term Incentive Plan must satisfy the conditions set forth in Section 162(m) of the Code, and stock options and other awards must be granted under the 2014 Long-Term Incentive Plan by a committee consisting solely of two or more outside directors (as defined under Section 162(m) regulations) and must satisfy the plan’s limit on the total number of shares that may be awarded to any one participant during any calendar year (or, for awards denominated in shares but paid in cash, other securities, other awards or other property, no more than the fair market value of that limit on the last day of the performance period to which the award relates) or total amount of cash payable to any one participant during a performance period. For awards other than stock options and stock appreciation rights to qualify, the grant, issuance, vesting, or retention of the award must be contingent upon satisfying one or more of the performance criteria set forth in the 2014 Long-Term Incentive Plan, as established and certified by a committee consisting solely of two or more outside directors. The rules and regulations promulgated under Section 162(m) are complicated and subject to change from time to time, and may apply with retroactive effect. In addition, a number of requirements must be met in order for particular compensation to so qualify. As such, there can be no assurance that any compensation awarded or paid under the 2014 Long-Term Incentive Plan will be deductible under all circumstances.

Key Metrics Related to the Existing Plans

The following table sets forth the overhang, burn rate and dilution metrics for 2011-2013 under the Existing Plans:

	2013	2012	2011	Average
Current dilution Shares subject to outstanding equity awards Dilution %	12,427,268 6.69%	10,337,579 6.19%	10,166,355 6.45%	6.44%
Burn rate Number of equity awards granted Burn rate %	6,324,923 3.58%	4,229,227 2.61%	2,855,200 2.01%	2.73%
Total potential overhang Outstanding awards plus shares available Total potential overhang %	20,506,468 11.03%	23,128,263 13.84%	12,985,187 8.24%	11.04%

“Current dilution” is the number of shares subject to equity awards outstanding but not exercised, divided by the total number of shares of common stock outstanding as of December 31 of each respective year. This rate increased in 2013 due to (i) significant hiring of new personnel in 2013, all of whom received stock options and/or other stock based awards, as we implemented the commercial launch of Iclusig in the United States and Europe, and (ii) grants of retention awards in December 2013 to employees, other than executive officers, who remained with the Company following our reduction-in-force in November 2013.

The “burn rate” measures how quickly we use shares and is calculated by dividing the number of equity awards granted during any particular period by the average number of outstanding shares of common stock outstanding during the year. A higher burn rate indicates an increased number of equity awards being granted to employees and/or directors. The burn rate is usually compared to industry data, particularly data furnished by various shareholder services groups. Significant hiring and retention awards during 2013 as described above caused our burn rate to be higher than in prior years. Our burn rate for 2013 was less than the average burn rate for companies in our 2014 peer group, as discussed above in this proposal.

“Total potential overhang” is the number of shares of common stock subject to equity awards outstanding but not exercised, plus the number of shares of common stock available to be granted, divided by the total number of common shares outstanding as of December 31 of the respective year. Total potential overhang is and will be impacted by a significant percentage of our outstanding stock options having exercise prices that are higher than the current market price of our common stock.

For further information concerning shares issuable under ARIAD’s equity compensation plans as of December 31, 2013, please see the table entitled “Equity Compensation Plan Information” on page 52 of this proxy statement.

New Plan Benefits

The benefits that will be awarded or paid in the future under the 2014 Long-Term Incentive Plan cannot currently be determined. Awards granted under this plan after the date of our 2014 Annual Meeting are within the discretion of the Compensation Committee, subject to limits on the maximum amounts that may be awarded to any individual. As of April 28, 2014, the closing price of a share of our common stock was $7.00.

Recent Equity Awards under the Existing Plans

On January 31, 2014, we granted a total of 175,000 stock options and 87,500 restricted stock grants to the non-executive members of our Board of Directors in accordance with our director compensation policy. These stock options and restricted stock grants vest as to 25% of the award during each quarter of the year of grant. On January 31, 2014, we also granted a total of 1,202,000 restricted stock units and 1,066,000 performance shares (that are earned upon achieving target objectives) to the officers of the Company (a total of 20 individuals) as part of the annual process of the Compensation Committee of the Board to determine executive compensation. The restricted stock units vest as to one-third of the award each year over three years and the performance shares vest only upon achievement of specific research and development and commercial objectives defined in the award. On February 20, 2014, we granted 75,000 stock options to Dr. Denner upon his joining our Board of Directors, in accordance with our director compensation policy. On March 11, 2014, we awarded 830,600 stock options and 10,000 restricted stock units to employees of the Company primarily as new hire grants and promotional grants which vest as to 25%of the award each year over four years. No equity awards were made during 2014 other than to non-employee directors, officers, new hires and other employees due to a promotion.

Vote Required

A majority of the votes cast by the stockholders entitled to vote and who are present in person or represented by proxy at the Annual Meeting will be required to approve the 2014 Long-Term Incentive Plan.

Recommendation

The Board of Directors recommends that the stockholders vote “FOR” the approval of the adoption of the 2014 Long-Term Incentive Plan, and proxies solicited by the Board of Directors will be voted in favor thereof, unless a stockholder has indicated otherwise on the proxy.

PROPOSAL 4

Approval of Amendments to the Amended and Restated ARIAD Pharmaceuticals, Inc. 1997 Employee Stock Purchase Plan, as amended, to Increase the Number of Shares of Common Stock Available for Issuance thereunder and Extend the Term

The Board of Directors is requesting that our stockholders vote in favor of amending and restating the Amended and Restated ARIAD Pharmaceuticals, Inc. 1997 Employee Stock Purchase Plan, as amended (the “ESPP”). The ESPP was approved by stockholders in 1997, was amended in 2008 and 2009 to increase the number of shares of common stock available for grant, and is currently scheduled to terminate on March 10, 2017. If the stockholders approve the amendment and restatement of the ESPP:

1.	750,000 shares of common stock will be added to the authorized grant amount to fund the ESPP for an additional five years. The Board is recommending the approval of an additional 750,000 shares of common stock under the ESPP to meet our expected annual needs over the next five years;

2.	the ESPP will expire on June 30, 2019. The ESPP is currently scheduled to expire on March 10, 2017; and

3.	other administrative changes will be made to the ESPP.

Stock purchase plans offer eligible employees the opportunity to acquire stock through periodic payroll deductions that are applied toward the purchase of stock, at a discount from the current market price. The primary purpose of these plans is to provide employees with the opportunity to acquire an ownership stake in their companies through participation in a payroll deduction-based employee stock purchase plan. We believe that extending the ESPP and refreshing the number of shares available for issuance is in the best interest of stockholders, as it enhances broad-based employee stock ownership; enables us to attract, motivate and retain the best employees with a market-competitive benefit; and does so at a reasonable cost to stockholders.

Shares Authorized, Issued and Proposed under the ESPP

Total shares of common stock authorized to date under the ESPP	1,750,000
Shares of common stock issued from 1997 to through 2013 fiscal year-end under the ESPP	1,334,160
Estimated shares of common stock issued during 2014 fiscal year through April 28, 2014	118,644
Estimated shares of common stock available under the ESPP as of April 28, 2014	297,196
Additional shares of common stock requested under this amendment	750,000
Estimated total shares of common stock available for issuance from April 28, 2014 through June 30, 2019	1,047,196
Total authorization of ESPP shares of common stock from April 28, 2014 through June 30, 2019	2,500,000

Background on ESPP

The ESPP was adopted by the Board on March 11, 1997 and was last approved by our stockholders on June 19, 2009, for a total authorization of 1,750,000 shares of common stock. Even though participation is voluntary and requires that employees make contributions through payroll deductions, in the purchase period ended March 31, 2014, approximately 50% of our eligible employees participated (approximately 150 participants out of 300 eligible employees).

The ESPP allows employees to purchase stock four times a year at the end of each three-month purchase period. The purchase price is the lower of 85% of the fair market value of the stock on either the last trading day before the beginning of the enrollment period or the last day of the purchase period. Employees will generally be able to contribute up to 10% of their annual salary (or such other percentages as the Board may establish from time to time), but will not be able to purchase more than $25,000 in value in any calendar year.

Employees purchased 87,331 shares of common stock in 2011 for $465,663 under the ESPP, 66,531 shares of common stock for $774,946 in 2012 and 101,300 shares of common stock for $1,565,421 in 2013. Annual dilution was less than 1% for each of 2011, 2012 and 2013. Annual dilution equals shares of common stock purchased divided by the beginning of the year’s shares of common stock outstanding.

Key Terms

The key terms of the ESPP as proposed are summarized below. The following summary of the ESPP is qualified in its entirety by reference to the actual text of the ESPP, set forth as Appendix C.

Eligibility.

Employees of ARIAD and certain of its subsidiaries are eligible to participate in the ESPP. The subsidiaries whose employees are entitled to participate may be changed from time to time by the Board. Employees of ARIAD who have been employed for at least three months as of the first date of an enrollment period, and who regularly work 20 hours or more per week and five months or more per year, are eligible to participate in the ESPP.

Employees are not eligible to participate in the ESPP if they would immediately after such purchase own (directly or indirectly) stock which, when added to shares of common stock that the employees may purchase under outstanding options, amounts to 5% or more of the total combined voting power or value of all classes of our stock. Employees may not purchase stock under the ESPP in any one calendar year in an amount which, when added to stock the employees are entitled to purchase under similar plans, if any, exceeds $25,000 in market value (determined when rights to participate arise).

Enrollment and Participation.

An eligible employee who wants to enroll and participate in the ESPP must complete and submit an online enrollment form (which includes a payroll deduction agreement) with us during an enrollment period. The online enrollment form authorizes us to withhold automatically a percentage of the participant’s regular earnings through regular payroll deductions, and the amount of the deduction is credited to an ESPP account in the participant’s name on our books during the purchase period. The minimum deduction allowed is 1% of regular earnings, and the maximum deduction is 10% of regular earnings (subject to adjustment as provided in the ESPP), but employees will not be able to purchase more than $25,000 in value in any calendar year. No interest shall be paid or credited with respect to such payroll deductions. Participants may change their rate of contribution for the next purchase period by filing a new online enrollment form during the applicable enrollment period. If a participant has not followed such procedures to change the rate of contribution, the rate of contribution shall continue at the originally elected rate throughout the purchase period and future purchase periods. To the extent necessary to comply with Section 423(b)(8) of the Code, for a given calendar year, a participant’s payroll deductions may be reduced to zero percent at any time during a purchase period scheduled to end during such calendar year. Participants may not adjust their rate of contribution during a performance period.

Purchase Periods.

The ESPP shall be implemented by a series of three-month purchase periods, with new purchase periods commencing on the last business day on or prior to January 1, April 1, July 1 and October 1, and ending on each of March 31, June 30, September 30 and December 31, respectively, or on such other date as the Board shall determine. The Board has the authority to change the frequency and/or duration of purchase periods (including the commencement dates thereof) with respect to future purchase periods. The duration and timing of purchase periods may be changed or modified by the Board.

Purchase of Stock.

On the last day of each purchase period, all participants will purchase the number of whole shares of common stock obtained by dividing the aggregate amount in their ESPP accounts by the purchase price for that purchase period. No fractional shares of common stock will be credited or issued. The purchase price for a purchase period will be 85% of the “fair market value” of the common stock on the first day of the purchase period, or 85% of the “fair market value” of the common stock on the last day of the purchase period if that value is lower. “Fair Market Value” is the closing sale price per share of common stock on the applicable date (or the closing bid, if no sales were reported), as reported in the Wall Street Journal, or if not reported in the Wall Street Journal, any other source the Board deems reliable. If the aggregate number of shares of common stock subscribed for in any purchase period exceeds the number of shares of common stock that remain available for sale under the ESPP, the number of shares of common stock each participant may purchase will be proportionately reduced. The maximum number of shares of common stock that may be purchased by any participant during a purchase period equals 10% of the participant’s compensation (or such higher percentage of compensation as may have been previously approved under the ESPP prior to the beginning of such purchase period) divided by the fair market value of a share of common stock on the first day of the purchase period. If the number of shares of common stock to be credited to a participant’s ESPP account in a purchase period exceeds this limit, the participant’s ESPP account will be credited with the maximum number of shares of common stock permissible, and the remaining amount will be refunded in cash.

Transferability.

Participants may not assign their subscription or other rights under the ESPP to any other person, and any attempted assignment will be void.

Withdrawal.

During a purchase period, participants may withdraw from participation in the ESPP at any time before the last day of the purchase period by giving notice to ARIAD. Upon withdrawal from participation, the balance in the participant’s ESPP account will be refunded to him or her in cash without interest, his or her right to participate in the current purchase period will be automatically terminated, and no further payroll deductions for the purchase of stock will be made during the purchase period. The Board may change the rules pertaining to the timing of withdrawals, limiting the frequency with which participants may withdraw and re-enroll in the ESPP, and may impose a waiting period on participants who want to re-enroll following withdrawal.

Administration.

Our Board, or a committee designated by our Board, administers the ESPP. The Board may interpret the ESPP and prescribe, amend, and rescind any rules and regulations related to the ESPP. The Board may construe and interpret the provisions of, determine fair market value under, and make all other determinations and take all action in connection with administration of the ESPP.

Adjustments.

The number of shares of common stock subject to the ESPP, and the number of shares of common stock subject to, and the purchase price of, outstanding rights to purchase shares of common stock, will be proportionately adjusted in the event of changes in our outstanding stock by reason of stock dividends, stock splits, reverse stock splits, combinations or reclassification of the shares of common stock, or similar events.

Sub-plans.

The Board may adopt rules, procedures, or sub-plans applicable to particular subsidiaries or employees in particular locations that allow for participation in the ESPP in a manner that may not comply with the requirements of Section 423 of the Code.

Amendment and Termination of the ESPP.

The Board may amend, modify, or terminate the ESPP at any time without notice, provided that no amendment may be adopted without the approval of the stockholders that would increase the total number of shares of common stock subject to the ESPP (except for recapitalization) or adopt other amendments for which stockholder approval is required under applicable law. Unless terminated sooner by the Board, the ESPP will automatically terminate on March 10, 2017 unless extended by stockholders pursuant to this proposal.

U.S. Federal Tax Consequences

The federal tax rules applicable to the ESPP under the Code are summarized below. This summary does not include the tax laws of any municipality, state, or foreign country in which a participant resides. The ESPP is intended to qualify as an “employee stock purchase plan” under the provisions of Section 423 of the Code. No taxable income is recognized by a participant either at the time a right is granted to purchase stock under the ESPP or at the time shares of common stock are purchased thereunder.

If a participant disposes of the shares of common stock at least two years after the “date of grant”, (which is the first day of each purchase period), upon such qualifying disposition, the lesser of (a) the excess of the amount realized on sale of the stock over the purchase price or (b) 15% of the market value of the shares of common stock on the date of grant will be ordinary income subject to federal income tax. Federal long-term capital gain tax will apply to the excess, if any, of the sale’s proceeds on the date of disposition over the sum of the purchase price and the amount of ordinary income recognized upon disposition. If a qualifying disposition produces a loss (the value of the shares of common stock on the date of disposition is less than the purchase price), no ordinary income will be recognized and federal long-term capital loss will apply, provided that the disposition involves certain unrelated parties.

If a participant disposes of the shares of common stock earlier than two years after the date of grant, upon such disqualifying disposition the difference between the purchase price and the market value of the shares of common stock on the date of purchase (the last day of a purchase period) will be taxed to the participant as ordinary income and will be deductible by us. The difference, if any, of the sale proceeds over the market value of the shares of common stock on the date of purchase will be taxed as long-term or short-term capital gain or loss, depending on the holding period and the market value of the shares of common stock on the date of sale.

New Plan Benefits

The benefits that will be awarded or paid under the amended and extended ESPP are not currently determinable. Awards granted under the ESPP are subject to the elections of the participants. As of April 28, 2014, the closing price of a share of our common stock was $7.00.

Vote Required

A majority of the votes cast by the stockholders entitled to vote and who are present in person or represented by proxy at the Annual Meeting will be required to approve the amendments to the ESPP.

Recommendation

The Board of Directors recommends that the stockholders vote “FOR” the proposal to amend the ESPP to increase the number of shares of common stock available for issuance under the ESPP and extend the term, and proxies solicited by the Board of Directors will be voted in favor thereof, unless a stockholder has indicated otherwise on the proxy.

PROPOSAL 5

Approval, on an Advisory Basis of the Compensation of Our Named Executive Officers

as Disclosed in this Proxy Statement

We are seeking your approval, on an advisory basis, of the compensation of our named executive officers as disclosed in the Compensation Discussion and Analysis section, the accompanying compensation tables and the related narrative disclosure of this proxy statement. Because your vote is advisory, it will not be binding on our Compensation Committee or our Board of Directors. However, the Compensation Committee and the Board will review the voting results and take them into consideration when making future decisions regarding executive compensation.

Our compensation philosophy is designed to align each executive’s compensation with our short-term and long-term performance and to provide the compensation and incentives needed to attract, motivate and retain key executives who are crucial to our long-term success. Consistent with this philosophy, a significant portion of the total compensation opportunity for each of our executives is directly related to performance factors that measure our progress against our key corporate objectives, as well as the level of achievement of individual goals developed at the beginning of the year in support of such objectives.

Stockholders are urged to read our Proxy Summary and the Compensation Discussion and Analysis section of this proxy statement, which discusses how our compensation policies and procedures implement our compensation philosophy, as well as the Summary Compensation Table and other related compensation tables and narrative disclosure which describe the compensation of our named executive officers in fiscal 2013. The Compensation Committee and the Board of Directors believe that these policies and procedures are effective in implementing our compensation philosophy and in achieving its goals and that the compensation of our named executive officers in fiscal 2013 reflects and supports these compensation policies and procedures.

In accordance with the rules recently adopted by the SEC, the following resolution, commonly known as a “say-on-pay” vote, is being submitted for a stockholder vote at the 2014 Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2014 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the 2013 Summary Compensation Table and the other related tables and disclosures.”

Vote Required

A majority of the votes cast by the stockholders entitled to vote and who are present in person or represented by proxy at the Annual Meeting will be required to approve this resolution. Although the advisory vote is non-binding, the Compensation Committee and the Board of Directors will take into consideration the advisory vote results when making decisions regarding executive compensation.

Recommendation

The Board of Directors recommends that you vote “FOR” the approval, on an advisory basis, of the compensation of our named executive officers as disclosed in the Compensation Discussion and Analysis, the accompanying compensation tables, and the related narrative disclosure of this proxy statement, and proxies solicited by the Board of Directors will be voted in favor thereof, unless a stockholder has indicated otherwise on the proxy.

PROPOSAL 6

Ratification of Selection of Independent Registered Public Accounting Firm

The Audit Committee of our Board of Directors has selected Deloitte & Touche LLP (“Deloitte”) to be our independent registered public accounting firm for the year ending December 31, 2014. Our Board of Directors has ratified this selection. Deloitte has served as our independent registered public accounting firm since 1991. Deloitte has advised us that it does not have any direct or indirect financial interest in ARIAD. Representatives of Deloitte are expected to attend the Annual Meeting and will be given the opportunity to make a statement if they so choose. They will also be available to respond to appropriate questions raised by those in attendance at the Annual Meeting.

Before it selected Deloitte as our independent registered public accounting firm, our Audit Committee carefully considered the qualifications of Deloitte, including the firm’s performance in prior years, the competence of personnel assigned to our engagement and its reputation for integrity, quality, and competence in the fields of accounting and auditing. Our Audit Committee also considered whether Deloitte’s provision of non-audit services to ARIAD is compatible with that firm’s independence.

Stockholders will be asked at the Annual Meeting to ratify the selection of Deloitte, although such ratification is not required under Delaware law or our Certificate of Incorporation, as amended, or our Amended and Restated By-Laws, as amended. If the stockholders ratify the selection of Deloitte, our Audit Committee may still, in its discretion, decide to appoint a different independent registered public accounting firm at any time during the year 2014, if it concludes that such a change would be in the best interests of ARIAD and our stockholders. If the stockholders fail to ratify the selection, our Audit Committee will reconsider, but not necessarily rescind, the retention of Deloitte.

Audit and Non-Audit Fees

For the fiscal years ending December 31, 2013 and 2012, we incurred the following fees for the services of Deloitte and its member firms:

	2013	2012
Audit Fees	$2,339,589	$767,873
Audit-Related Fees	—	20,397
Tax Fees	375,392	1,122,801
All Other Fees	2,200	6,700

Total	$2,617,181	$1,917,771

Audit Fees

Audit Fees include fees for the audit of our annual financial statements, the reviews of our quarterly financial statements included in reports on Form 10-Q, and the audit of our system of internal control over financial reporting and fees related to statutory audit requirements of our subsidiaries, as well as fees for work that generally only our independent registered public accounting firm can provide including reviews of registration statements that include the firm’s consent, the provision of comfort letters in connection with stock offerings and statutory audit work. The increase in Audit Fees in 2013 reflects the growth and expansion of the Company, including the commercial launch of Iclusig in the United States and Europe and the geographic expansion of the Company in Europe, necessitating an increase in audit procedures to support Deloitte’s reports on our consolidated financial statements and system of internal control over financial reporting. We expect that Audit Fees may decrease in 2014 due to the reduction of time required on audit procedures connected to revenue, inventory and other matters related to the initial commercial launch of Iclusig in 2013.

Audit-Related Fees

Audit-Related Fees include fees for services that are reasonably related to the audit or reviews of our consolidated financial statements and are not reported under Audit Fees above. These services include consultation on financial accounting and reporting matters.

Tax Fees

Tax Fees include fees for preparation of tax returns as well as general tax planning and advice. Fees for these recurring services totaled approximately $375,000 in 2013 and $72,000 in 2012. These tax fees increased due to the increased tax compliance requirements associated with our international organization as well as supporting planning and advisory services as we grow and expand. We expect that fees for these recurring tax services will increase in 2014 as needed to fulfill our tax compliance requirements.

Tax fees in 2012, in addition to the recurring fees described above, included assistance with the assessment of the tax implications of the design and implementation of our international tax structure. These non-recurring services included:

•	Transfer pricing analysis for tax purposes related to the transfer of certain intellectual property rights to our wholly-owned subsidiary in Switzerland (approximately $403,000);

•	Analysis of the tax impacts in the United States of the transfer of intellectual property rights to our Swiss subsidiary (approximately $143,000);

•	Preparation and submission of tax ruling requests with Swiss tax authorities, and analysis of tax regulations applicable to subsidiaries in Europe (approximately $337,000); and

•	General advice on tax matters and review of documentation prepared by the Company, legal counsel and other consultants (approximately $167,000).

These services were substantially completed in 2012. In engaging Deloitte on these matters, management and the Audit Committee considered Deloitte’s significant expertise in corporate taxation, including Swiss taxation, their significant expertise in biotechnology/pharmaceutical business and taxation, and their deep knowledge of our history, business, strategy and operations. As such, we determined that the engagement of Deloitte would ensure high quality advice and input, pertinent to our business and consistent with our overall business strategy, and completion of the work in a timely and efficient manner. The Audit Committee also discussed and determined that the provision of these services was compatible with Deloitte’s independence from the Company in the conduct of its audit services.

All Other Fees

All Other Fees include fees associated with services not captured in the three preceding categories, which includes access to and usage of Deloitte’s accounting research database.

Our Audit Committee pre-approved all of the services set forth above, pursuant to our pre-approval policy described below.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-audit Services of Independent Auditors

Consistent with SEC policies regarding auditor independence, our Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent registered public accounting firm. In recognition of this responsibility, our Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm.

Prior to engagement of an independent registered public accounting firm for the next year’s audit and also on a quarterly basis, management submits a report to our Audit Committee for their approval, outlining the services planned or anticipated to be rendered by the independent registered public accounting firm, and the estimated fees for such services. The services are outlined according to the four categories of services defined above, Audit, Audit-Related, Tax and All Other. Actual fees incurred relative to estimated fees are reported to our Audit Committee each quarter.

Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires our independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage our independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging our independent registered public accounting firm.

To ensure prompt consideration of unexpected services, our Audit Committee has delegated authority to the Chair of our Audit Committee to pre-approve services to be rendered. Any such actions taken by the Chair must be reported to our Audit Committee at its next scheduled meeting.

Vote Required

A majority of the votes cast by the stockholders entitled to vote and who are present in person or represented by proxy at the Annual Meeting will be required to ratify the selection of Deloitte as our independent registered public accounting firm for 2014.

Recommendation

The Board of Directors recommends that the stockholders vote “FOR” ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm, and proxies solicited by the Board of Directors will be voted in favor thereof, unless a stockholder has indicated otherwise on the proxy.

ADDITIONAL INFORMATION

Voting Information

Who May Vote

Each share of our common stock entitles the holder to one vote on each matter. Only stockholders of record as of the close of business on April 28, 2014 (the “Record Date”) are entitled to receive notice to attend and to vote at the Annual Meeting and any postponements or adjournments of the meeting. As of the Record Date, there were 186,798,293 shares of our common stock issued and outstanding held by stockholders of record.

How to Vote

We encourage stockholders to submit proxies in advance of the meeting by telephone, by Internet or by mail. You can ensure that your shares are voted at the meeting by following the instructions on the enclosed proxy or voting instruction form and submitting your votes by telephone or the Internet, or by completing, signing, dating and returning the proxy or voting instruction form provided. Submitting your instructions or proxy by any of these methods will not affect your right to attend and vote at the meeting in person or by executing a proxy designating a representative to vote for you at the meeting.

Stockholders of Record. If your shares are registered directly in your name with our transfer agent, Computershare, you are considered the stockholder of record with respect to those shares, and we sent the Notice of Internet Available of Proxy Materials (the “Notice”) directly to you. To vote, please follow the instructions in the Notice. If you request printed copies of the proxy materials by mail, you will receive a proxy card and should complete and return it as instructed on the proxy card. Proxies submitted by the Internet or telephone must be received by 11:59 P.M. EDT on June 24, 2014.

Beneficial Owners of Shares Held in Street Name. If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in “street name,” and the Notice was forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. If you request printed copies of the proxy materials by mail, you will receive a voting instruction form. If you hold your ARIAD stock in “street name,” your ability to vote by telephone or over the Internet depends upon your broker’s voting process. Please follow the instructions on your voting instruction form carefully.

Even if you plan to attend the Annual Meeting, we encourage you to vote your shares by proxy or by completing a voting instruction form. If you plan to vote in person at the meeting and you hold your ARIAD stock in street name, you must obtain a proxy from your broker and bring that proxy to the meeting.

Quorum Requirement for the Annual Meeting

The holders of one-third of the shares entitled to vote at the Annual Meeting must be present in person or represented by proxy at the Annual Meeting for the transaction of business. This is called a quorum. Abstentions and broker non-votes, as described below, are counted for purposes of determining whether a quorum is present. If a quorum is not present, the Annual Meeting will be adjourned until a quorum is obtained.

Tabulation of Votes

We will keep all the proxies, ballots, and voting tabulations private. We only allow the inspectors of election, our corporate secretary and a representative from Broadridge Financial Solutions, Inc., to examine these documents and count the votes represented by proxies cast by proxy card, ballot, telephone, and the Internet. The rest of our management will not know how you voted on a specific proposal unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make on the proxy card or elsewhere.

Voting Standards and Board Recommendations

Voting Item	Voting Standard	Treatment of Abstentions and Broker Non-Votes	Board Recommendation
Proposal 1: Election of directors	Majority of votes cast	Not counted as votes cast and therefore no effect	FOR
Proposal 2: Approval of Section 382 Rights Agreement	Majority of votes cast	Not counted as votes cast and therefore no effect	FOR
Proposal 3: Approval of 2014 Long-Term Incentive Plan	Majority of votes cast	Not counted as votes cast and therefore no effect	FOR
Proposal 4: Approval of Amendments to 1997 Employee Stock Purchase Plan	Majority of votes cast	Not counted as votes cast and therefore no effect	FOR
Proposal 5: Advisory approval of our named executive officers’ compensation	Majority of votes cast	Not counted as votes cast and therefore no effect	FOR
Proposal 6: Ratification of auditors	Majority of votes cast	Not counted as votes cast and therefore no effect	FOR

Manner for Voting Proxies and Broker Non-Votes

The shares represented by all valid proxies that are timely received by telephone, by Internet or by mail will be voted in the manner specified. When a proxy is received but specific choices are not indicated, the shares represented by all valid proxies received will be voted as follows:

For shares held by stockholders of record, if you indicate that you will vote as recommended by the Board or sign and return a proxy card without giving specific voting instructions, your shares will be voted in accordance with the Board’s recommendations.

If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote on routine matters but cannot vote on non-routine matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.”

The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for 2014 is the only matter considered to be routine under applicable rules. A broker or other nominee may generally vote on routine matters such as this proposal if voting instructions are not provided by the beneficial owner.

The other proposals described in this proxy statement are considered non-routine under applicable rules. A broker or other nominee cannot vote without instructions on non-routine matters; therefore, there will be broker non-votes on these proposals if voting instructions are not provided by the beneficial owner.

Should any matter not described above be properly presented at the meeting, the persons named on the proxy form will vote in accordance with their judgment as permitted.

Revocation of Proxies

You may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting. Once you vote by proxy, you may vote again on a later date via the Internet or by telephone (only your latest Internet or telephone proxy submitted prior to the Annual Meeting will be counted), by signing and returning a new proxy card or vote instruction form with a later date, or by attending the Annual Meeting and voting in person. However, your attendance at the Annual Meeting will not automatically revoke your proxy unless you vote again at the Annual Meeting or specifically request that your proxy be revoked by delivering to our General Counsel at 26 Landsdowne Street, Cambridge, Massachusetts 02139-4234, a written notice of revocation prior to the Annual Meeting.

Proxy Solicitation and Document Request Information

Solicitation of Proxies

We are providing these proxy materials in connection with the solicitation by the Board of Directors of proxies to be voted at the Annual Meeting and at any adjournment or postponement of the meeting. Proxies will be solicited on behalf of the Board of Directors by mail, telephone, other electronic means or in person and we will pay the solicitation costs. Copies of proxy materials and 2013 Annual Report will be supplied to brokers, dealers, banks and voting trustees, or their nominees, for the purpose of soliciting proxies from beneficial owners.

We are paying the costs of the solicitation of proxies. We must also pay brokerage firms, and other persons representing beneficial owners of shares held in street name, certain fees associated with:

•	forwarding the Notice to beneficial owners,

•	forwarding printed proxy materials by mail to beneficial owners who specifically request them, and

•	obtaining beneficial owners’ voting instructions.

In addition to soliciting proxies by mail, certain of our directors, officers, and regular employees, without additional compensation, may solicit proxies personally or by telephone, facsimile, or e-mail on our behalf.

We have engaged MacKenzie Partners, Inc. to act as our proxy solicitor in connection with the proposals to be acted upon at the Annual Meeting. Pursuant to our agreement with MacKenzie Partners, they will, among other things, provide advice regarding proxy solicitation issues and solicit proxies from our stockholders on our behalf in connection with the Annual Meeting. For these services, we will pay a fee of approximately $                 plus expenses.

Electronic Access to Proxy Statement and Annual Report

Pursuant to rules adopted by the SEC, we have elected to provide access to our proxy materials over the Internet. Accordingly, we intend to commence sending a Notice to our stockholders on or about May 9, 2014. All stockholders of record will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. In addition, stockholders of record may request to receive proxy materials in printed form by mail or electronically by e-mail on an ongoing basis.

The Notice will provide you with instructions regarding how to:

•	View our proxy materials for the Annual Meeting on the Internet, and

•	Instruct us to send future proxy materials to you electronically by e-mail.

Our proxy materials are available at www.proxyvote.com as well as in the Investors section of our website at http://investor.ariad.com under the heading “Proxy Materials.” We also offer our stockholders the opportunity to receive stockholder communications electronically. Choosing to receive future proxy materials electronically will save us the cost of printing and mailing documents to you and will reduce the impact that printing our Annual Meeting materials has on the environment. If you choose to receive future proxy materials electronically, you will receive an e-mail message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials electronically will remain in effect until you provide us with contrary instructions. If you have any questions about electronic delivery, please e-mail us at investor@ariad.com or call our investor relations office at 617-494-0400, extension 2208.

Delivery of Documents to Stockholders Sharing an Address

We are delivering a single copy of the Notice and, if applicable, the proxy materials to multiple stockholders who share the same address unless we have received contrary instructions from one or more of the stockholders. This procedure reduces our printing costs, mailing costs, and fees. Stockholders will continue to be able to access and receive separate Notices, and, if requested, proxy cards. Upon written or oral request, we will promptly deliver a separate copy of the Notice and, if applicable, the proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these documents. The Notice will provide you with instructions regarding how to request a separate copy of the Notice and, if applicable, the proxy materials. Stockholders who hold shares in “street name” may contact their brokerage firm, bank, broker-dealer, or other similar organization to request more information.

If your household received a single Notice or, if applicable, a single set of proxy materials this year, but you would prefer to receive your own copy, please contact our transfer agent, Computershare, by calling their toll free number, 877-282-1168.

If you would like to receive your own Notice or, if applicable, set of our proxy materials in future years, follow the instructions described below. Conversely, if you share an address with another ARIAD stockholder and together both of you would like to receive only a single Notice or, if applicable, set of proxy materials, follow these instructions:

•	If your ARIAD shares are registered in your own name, please contact our transfer agent, Computershare, by calling them at 877-282-1168 or writing them at Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078.

•	If a broker or other nominee holds your ARIAD shares, please contact the broker or other nominee directly and inform them of your request. Be sure to include your name, the name of your brokerage firm and your account number.

Information About the 2014 Annual Meeting

Admission to the Meeting

Attendance at the Annual Meeting is limited to stockholders. Admission to the Annual Meeting will be on a first-come, first-served basis. Stockholders wishing to attend the meeting in person are requested to pre-register. To register for the meeting, please contact our investor relations office at 617-494-0400, extension 2208, or send an e-mail to investor@ariad.com. Registration will also be available the morning of the meeting beginning at 9:00 A.M. EDT. Each stockholder may be asked to present valid picture identification such as a driver’s license or passport and proof of stock ownership as of the Record Date. When you arrive, signs will direct you to the appropriate meeting room. The use of computers, cell phones, pagers, recording or photographic equipment is not permitted in the meeting room at the Annual Meeting. Directions to our offices can be found on our website at www.ariad.com.

Voting Results of the Annual Meeting

The preliminary voting results will be announced at the Annual Meeting. The final voting results will be tallied by the inspector of election and published by us in a Current Report on Form 8-K, which we are required to file with the SEC within four business days of the Annual Meeting. Once filed, the Form 8-K will be publicly accessible on the Investors section of our website at http://investor.ariad.com under the heading “SEC Filings.”

Viewing the Annual Meeting on the Internet

If you cannot attend the Annual Meeting in person, you may view a live webcast of the Annual Meeting. If you choose to view the webcast, visit the Investors section of our website, http://investor.ariad.com, shortly before the meeting time and follow the instructions for accessing the webcast. If you miss the Annual Meeting, you can view a replay of the webcast at http://investor.ariad.com for one month following the meeting.

Other Information

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and officers, and persons who own more than 10% of our common stock, to file reports of securities ownership and changes in that ownership with the SEC. Officers, directors, and greater than 10% beneficial owners are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. To our knowledge, based solely upon a review of the copies of the forms furnished to us and written representations that no other forms were required, we believe that all Section 16(a) filing requirements were timely met during the fiscal year ended December 31, 2013, except that one report covering one stock option grant to Martin J. Duvall on December 9, 2013 was filed late.

Future Stockholder Proposals

Any stockholder proposal intended for inclusion in our proxy materials for the 2015 annual meeting of stockholders should be sent to the Secretary and must be received by us at our offices at 26 Landsdowne Street, Cambridge, Massachusetts 02139-4234, by December 31, 2014. If a stockholder intends to present a proposal at the 2015 annual meeting of stockholders without including it in our proxy materials, that stockholder must comply with the advance notice provisions of our Amended and Restated By-laws. Those provisions require that we receive the proposal at our offices at 26 Landsdowne Street, Cambridge, Massachusetts 02139-4234, attention Corporate Secretary, not earlier than January 26, 2015 and not later than February 25, 2015.

Annual Report on Form 10-K

At no charge, we are providing each person from whom a proxy is solicited a copy of, or access to, our Annual Report on Form 10-K for the year ended December 31, 2013. The Annual Report is also available on the Investors section of our website at http://investor.ariad.com under the heading “SEC Filings.” To receive a printed copy of the Form 10-K (excluding exhibits) at no charge, please write to Investor Relations, ARIAD Pharmaceuticals, Inc., 26 Landsdowne Street, Cambridge, Massachusetts 02139-4234 or by e-mail to investor@ariad.com. Exhibits will be provided upon written request and payment of an appropriate processing fee.

Miscellaneous

The Board, at the time of the preparation of this proxy statement, knows of no business to come before the Annual Meeting other than that referred to herein. If any other business should come before the Annual Meeting, the persons named as proxies will have discretionary authority to vote all proxies received and not thereafter revoked in accordance with their best judgment. If the Annual Meeting is adjourned or postponed, the proxies can vote your shares at the adjournment or postponement as well.

Appendix A

SECTION 382 RIGHTS AGREEMENT

dated as of October 31, 2013

between

ARIAD PHARMACEUTICALS, INC.

and

COMPUTERSHARE TRUST COMPANY, N.A.,

as Rights Agent

Exhibits

A Form of Amended Certificate of Designation

B Form of Right Certificate

C Summary of Rights

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SECTION 382 RIGHTS AGREEMENT dated as of October 31, 2013 (the “Rights Agreement”), between ARIAD PHARMACEUTICALS, INC., a Delaware corporation (the “Company”), and COMPUTERSHARE TRUST COMPANY, N.A., as Rights Agent (the “Rights Agent”).

WHEREAS, the Company has generated NOLs and other Tax Benefits (as such terms are hereinafter defined) for United States Federal income tax purposes; and such NOLs and other Tax Benefits may potentially provide valuable tax benefits to the Company; the Company desires to avoid an “ownership change” within the meaning of Section 382 and the Treasury Regulations (as such terms are hereinafter defined) promulgated thereunder, and thereby preserve the ability to utilize fully such NOLs and other Tax Benefits; and, in furtherance of such objective, the Company desires to enter into this Rights Agreement; and

WHEREAS, on October 31, 2013 (the “Rights Dividend Declaration Date”) the Board of Directors of the Company (the “Board”) has authorized and declared a dividend of one Right (as hereinafter defined) for each share of Common Stock, par value $0.001 per share, of the Company (the “Common Stock”) outstanding at the Close of Business (as hereinafter defined) on November 11, 2013 (the “Record Date”), and has authorized the issuance of one Right (as such number may hereafter be adjusted pursuant to the provisions of this Rights Agreement) with respect to each share of Common Stock that shall become outstanding (whether originally issued or delivered from the Company’s treasury) between the Record Date and the earliest of the Distribution Date, the Redemption Date or the Expiration Date (as such terms are hereinafter defined); provided, however, that Rights may be issued with respect to shares of Common Stock that shall become outstanding after the Distribution Date (whether originally issued or delivered from the Company’s treasury) and prior to the earlier of the Redemption Date or the Expiration Date only in accordance with the provisions of Section 23. Each Right shall initially represent the right to purchase one one-thousandth (1/1,000th) of a share of Series A Junior Participating Preferred Stock, par value $0.01 per share, of the Company (the “Preferred Shares”), having the powers, rights and preferences set forth in the Amended Certificate of Designation attached hereto as Exhibit A.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

SECTION 1. Certain Definitions. For purposes of this Rights Agreement, the following terms have the meanings indicated:

“Acquiring Person” shall mean any Person who or which, alone or together with all Affiliates and Associates of such Person, shall be the Beneficial Owner of 4.99% or more of the Common Shares then outstanding, but not including (a) the Company, any Subsidiary of the Company, any employee benefit or compensation plan of the Company or of any of its Subsidiaries or any Person organized, appointed or established by the Company and holding Common Shares for or pursuant to the terms of any such employee benefit or compensation plan, (b) any Grandfathered Person, unless such Grandfathered Person becomes the Beneficial Owner of a percentage of Common Shares then outstanding exceeding such Grandfathered Person’s Grandfathered Percentage by 0.5% or more or (c) any Exempt Person; provided, however, that no Person who or which, alone or together with all Affiliates and Associates of such Person, has become and is the Beneficial Owner of 4.99% or more (or in the case of a Grandfathered Person, has exceeded and is exceeding such Grandfathered Person’s Grandfathered Percentage by 0.5% or more) of the Common Shares at the time outstanding, will be deemed to have become an Acquiring Person solely as the result of (i) a change in the aggregate number of Common Shares outstanding since the last date on which such Person acquired Beneficial Ownership of any Common Shares, including pursuant to a dividend or distribution of shares by the Company made on a pro rata basis to all holders of Common Shares or the issuance of shares by the Company pursuant to a split or subdivision of the outstanding Common Shares; (ii) equity compensation awards granted to such Person by the Company or as a result of an adjustment to the number of Common Shares represented by such equity compensation award pursuant to the terms thereof, unless and until such time, in the case of clause (i) and clause (ii), as such Person or one or more of its Affiliates or Associates thereafter acquires Beneficial Ownership of one

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additional Common Share (other than any Common Shares acquired as described in clause (i) or (ii) above); or (iii) the acquisition by such Person or one or more of its Affiliates or Associates of Beneficial Ownership of additional Common Shares if the Board determines that such acquisition was made in good faith without the knowledge by such Person or one or more of its Affiliates or Associates that such Person would thereby become an Acquiring Person (including because (A) such Person was unaware that it Beneficially Owned a percentage of then-outstanding Common Shares that would otherwise cause such Person, together with all Affiliates and Associates of such Person, to become an “Acquiring Person” or (B) such Person was aware of the extent of its Beneficial Ownership but was unaware of the consequences of such Beneficial Ownership under this Rights Agreement), which determination of the Board shall be conclusive and binding on such Person, the Rights Agent, the holders of the Rights and all other Persons.

Notwithstanding clause (iii) of the proviso in the prior sentence, unless the Board determines pursuant to the definition of “Exempt Person” that an Inadvertent Acquiror is an Exempt person, if any Person that is not an Acquiring Person due to such clause (iii) does not reduce its, together with all of its Affiliates and Associates, percentage of Beneficial Ownership of Common Shares to less than 4.99% by the Close of Business on the tenth calendar day after notice from the Company (the date of notice being the first day) that such Person’s Beneficial Ownership of Common Shares would make it an Acquiring Person, such Person shall, at the end of such ten calendar day period, become an Acquiring Person (and such clause (iii) shall no longer apply to such Person). If any Person that is not an Acquiring Person due to such clause (iii) and the requirements of the prior sentence shall again become the Beneficial Owner of 4.99% or more of the Common Shares then outstanding, such Person shall be deemed an “Acquiring Person”, subject to the exceptions set forth in this definition.

Notwithstanding the foregoing, no Person shall become an “Acquiring Person” solely as a result of an Exempt Transaction.

“Affiliate” and “Associate”, when used with reference to any Person, shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act, as in effect on the date of this Rights Agreement, and to the extent not included within the foregoing, shall also include with respect to any Person, any other Person whose Common Shares would be deemed to be constructively owned by such first Person, owned by a single “entity” as defined in Section 1.382-3(a)(1) of the Treasury Regulations, or otherwise aggregated with shares owned by such first Person, pursuant to the provisions of the Code, or any successor or replacement provision, and the Treasury Regulations promulgated thereunder.

“Amended Certificate of Designation” shall mean the Amended Certificate of Designation of Series A Preferred Stock of the Company, substantially in the form of Exhibit A hereto.

A Person shall be deemed the “Beneficial Owner” of, and shall be deemed to “Beneficially Own”, and shall be deemed to have “Beneficial Ownership” of, any securities:

(a) that such Person or any of such Person’s Affiliates or Associates is deemed to “beneficially own” within the meaning of Rule 13d-3 of the General Rules and Regulations under the Exchange Act, as in effect on the date of this Rights Agreement; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to Beneficially Own, or to have Beneficial Ownership of, any Common Shares by virtue of owning securities or other interests (including rights, options or warrants) that are convertible or exchangeable into, or exercisable for, such Common Shares, except to the extent that upon the acquisition or transfer of such securities or other interests, such securities or other interests would be treated as exercised under Section 1.382-4(d) or other applicable sections of the Treasury Regulations;

(b) that such Person or any of such Person’s Affiliates or Associates has, directly or indirectly, the legal, equitable or contractual right or obligation to acquire (whether such right is exercisable immediately or only after the passage of time, compliance with regulatory requirements, fulfillment of a condition or otherwise, or whether within the control of such Person) pursuant to any agreement, arrangement or understanding (written or oral), or upon the exercise of conversion rights, exchange rights, other rights

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(other than the Rights), warrants or options, or otherwise; provided, however, that a Person shall not be deemed under this clause (b) to be the Beneficial Owner of, or to Beneficially Own, or to have Beneficial Ownership of (i) any Common Shares by virtue of owning securities or other interests (including rights, options or warrants) that are convertible or exchangeable into, or exercisable for, such Common Shares, except to the extent that upon the acquisition or transfer of such securities or other interests, such securities or other interests would be treated as exercised under Section 1.382-4(d) or other applicable sections of the Treasury Regulations or (ii) any securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person’s Affiliates or Associates until such tendered securities are accepted for purchase or exchange thereunder or cease to be subject to withdrawal by the tendering security holder;

(c) that such Person or any of such Person’s Affiliates or Associates has the right to vote pursuant to any agreement, arrangement or understanding (written or oral); provided, however, that a Person shall not be deemed under this clause (c) to be the Beneficial Owner of, or to Beneficially Own, or to have Beneficial Ownership of, any security if (i) the agreement, arrangement or understanding to vote such security arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made generally to all holders of Common Shares of the Company pursuant to, and in accordance with, the applicable rules and regulations under the Exchange Act and (ii) the beneficial ownership of such security is not also then reportable on Schedule 13D or 13G under the Exchange Act (or any comparable or successor report);

(d) that such Person or any of such Person’s Affiliates or Associates has the right to dispose of, pursuant to any agreement, arrangement or understanding (written or oral);

(e) that are beneficially owned, directly or indirectly, by any other Person (or an Affiliate or Associate thereof) with which such Person (or any of such Person’s Affiliates or Associates) has any agreement, arrangement or understanding (written or oral) for the purpose of acquiring (except pursuant to a tender or exchange offer subject to withdrawal as described in the proviso to clause (b) of this definition) such securities, but only if the effect of such agreement, arrangement or understanding is to treat such Persons as an “entity” under Section 1.382-3(a)(1) or other applicable sections of the Treasury Regulations; or

(f) which are the subject of, or the reference securities for, or that underlie, any derivative security (as defined under Rule 16a-1 under the Exchange Act) Beneficially Owned by such Person or any of such Person’s Affiliates or Associates, with the number of Common Shares deemed Beneficially Owned being the notional or other number of Common Shares specified in the documentation evidencing such derivative security as being subject to be acquired upon the exercise or settlement of such derivative security or as the basis upon which the value or settlement amount of such derivative security is to be calculated in whole or in part or, if no such number of Common Shares is specified in such documentation, as determined by the Board in its sole discretion to be the number of Common Shares to which such derivative security relates, to the extent that such derivative security is being used to evade the ownership change rules under Section 382.

Notwithstanding the foregoing, nothing contained in this definition shall cause a Person to be deemed the “Beneficial Owner” of, or to “Beneficially Own”, or to have “Beneficial Ownership” of, securities (A) if the Person is ordinarily engaged in business as an underwriter of securities and has acquired such securities in a bona fide firm commitment underwriting pursuant to an underwriting agreement with the Company until the expiration of 40 calendar days (or such later date as the Board may determine in any specific case) after the date of such acquisition, and then only if such securities continue to be owned by such Person at such expiration of 40 calendar days (or such later date as the Board may determine in any specific case), or (B) if such Person is a “clearing agency” (as defined in Section 3(a)(23) of the Exchange Act) and has acquired such securities solely as a result of such status.

Notwithstanding anything in this Rights Agreement to the contrary, to the extent not contained in this definition, a Person shall be deemed the “Beneficial Owner” of and shall be deemed to “Beneficially Own” or have “Beneficial Ownership” of, Common Shares that such Person would be deemed to constructively own or that

3

otherwise would be aggregated with shares owned by such Person pursuant to Section 382, or any successor provision or replacement provision of the Code and the Treasury Regulations promulgated thereunder.

“Board” shall have the meaning set forth in the introductory paragraph of this Rights Agreement.

“Book Value”, when used with reference to Common Shares issued by any Person, shall mean the amount of equity of such Person applicable to each Common Share, determined (a) in accordance with generally accepted accounting principles in effect on the date as of which such Book Value is to be determined, (b) using all the consolidated assets and all the consolidated liabilities of such Person on the date as of which such Book Value is to be determined, except that no value shall be included in such assets for goodwill arising from consummation of a business combination, and (c) after giving effect to (i) the exercise of all rights, options and warrants to purchase such Common Shares (other than the Rights), and the conversion of all securities convertible into such Common Shares, that have an exercise or conversion price, per Common Share, which is less than such Book Value before giving effect to such exercise or conversion (whether or not exercisability or convertibility is conditioned upon occurrence of a future event), (ii) all dividends and other distributions on the capital stock of such Person declared prior to the date as of which such Book Value is to be determined and to be paid or made after such date, and (iii) any other agreement, arrangement or understanding (written or oral), or transaction or other action contemplated prior to the date as of which such Book Value is to be determined that would have the effect of thereafter reducing such Book Value.

“Business Combination” shall have the meaning set forth in Section 11(c)(i).

“Business Day” shall mean each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

“Close of Business” on any given date shall mean 5:00 p.m., New York City time, on such date; provided, however, that, if such date is not a Business Day, “Close of Business” shall mean 5:00 p.m., New York City time, on the next succeeding Business Day.

“Code” shall mean Internal Revenue Code of 1986, as amended.

“Common Shares”, when used with reference to the Company prior to a Business Combination, shall mean the shares of Common Stock or any other shares of capital stock of the Company into which the Common Stock shall be reclassified or changed and any other interest that would be treated as “stock” of the Company for purposes of Section 382 (including but not limited to Treasury Regulation Section 1.382-2T(f)(18)) in this Section 1 and all other provisions of this Rights Agreement in which such meaning is necessary in order to ensure that this Rights Agreement is effective in carrying out its stated purpose and intent of preserving the Company’s NOLs and other Tax Benefits; “Common Shares”, when used with reference to any Person (other than the Company prior to a Business Combination), shall mean shares of capital stock of such Person (if such Person is a corporation) of any class or series, or units of equity interests in such Person (if such Person is not a corporation) of any class or series, the terms of which do not limit (as a maximum amount and not merely in proportional terms) the amount of dividends or income payable or distributable on such class or series or the amount of assets distributable on such class or series upon any voluntary or involuntary liquidation, dissolution or winding up of such Person and do not provide that such class or series is subject to redemption at the option of such Person, or any shares of capital stock or units of equity interests into which the foregoing shall be reclassified or changed, and if there shall be more than one class or series of such shares of capital stock or units of equity interests of such Person, then “Common Shares” of such Person shall mean the class or series of capital stock of such Person or units of equity interests in such Person having voting power (being the power under ordinary circumstances (and not merely upon the happening of a contingency) to vote in the election of directors of such Person (if such Person is a corporation) or to participate in the management and control of such Person (if

4

such Person is not a corporation)), or in the case of multiple classes or series having such voting power, having the greatest voting power.

“Common Stock” shall have the meaning set forth in the introductory paragraph of this Rights Agreement.

“Company” shall have the meaning set forth in the heading of this Rights Agreement; provided, however, that if there is a Business Combination, “Company” shall have the meaning set forth in Section 11(c)(iii).

The term “control” with respect to any Person shall mean the power to direct the management and policies of such Person, directly or indirectly, by or through stock ownership, agency or otherwise, or pursuant to or in connection with an agreement, arrangement or understanding (written or oral) with one or more other Persons by or through stock ownership, agency or otherwise; and the terms “controlling” and “controlled” shall have meanings correlative to the foregoing.

“Distribution Date” shall have the meaning set forth in Section 3(b).

“Exchange Act” shall mean the Securities Exchange Act of 1934, as in effect on the date in question, unless otherwise specifically provided.

“Exchange Consideration” shall have the meaning set forth in Section 11(b)(i).

“Exempt Person” shall mean any Person, alone or together with all Affiliates and Associates of such Person, whose Beneficial Ownership of 4.99% or more of the then outstanding Common Shares, as determined by the Board in its sole discretion, or a duly constituted committee of Independent Directors, in its sole discretion, including a determination pursuant to Section 29, (a) would not jeopardize or endanger the availability to the Company of its NOLs or other Tax Benefits, taking into account all relevant facts and circumstances, including the potential for the Company to issue a reasonable amount of equity in the future without jeopardizing the availability of its NOLs and other Tax Benefits or (b) is otherwise in the best interests of the Company; provided, however, that the Board, or a duly constituted committee of Independent Directors, makes such determination either (x) before the time such Person otherwise would have become an Acquiring Person, or (y) after the time such Person otherwise would have become an Acquiring Person if the Board has determined that such Person is an Inadvertent Acquiror; provided, further, that such Person will cease to be an “Exempt Person” if the Board, in its sole discretion, or a duly constituted committee of Independent Directors, makes a contrary determination with respect to the effect of such Person’s Beneficial Ownership (together with all Affiliates and Associates of such Person) with respect to the availability to the Company of its NOLs or other Tax Benefits, taking into account all relevant facts and circumstances, including the potential for the Company to issue a reasonable amount of equity in the future without jeopardizing the availability of its NOLs and other Tax Benefits. In granting an exemption under this definition, the Board may require any Person who would otherwise be an Acquiring Person to make certain representations, undertakings or covenants or to agree that any violation or attempted violation of such representations, undertakings or covenants will result in such consequences and be subject to such conditions as the Board, or a duly constituted committee of Independent Directors, may determine in its sole discretion, including that any such violation shall result in such Person becoming an Acquiring Person.

“Exempt Transaction” shall mean any transaction that the Board determines, or a duly constituted committee of Independent Directors determines, is exempt from this Rights Agreement, which determination shall be made in the sole discretion of the Board (or any such committee) prior to the date of such transaction, including if the Board determines that (a) neither the Beneficial Ownership of Common Shares by any Person, directly or indirectly, as a result of such transaction nor any other aspect of such transaction would jeopardize or endanger the availability to the Company of the NOLs or other Tax Benefits, taking into account all relevant facts and circumstances, including the potential for the Company to issue a reasonable amount of equity in the future without jeopardizing the availability of its NOLs and other Tax Benefits or (b) such transaction is otherwise in the best interests of the Company. In granting an exemption under this definition, the Board may

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require any Person who would otherwise be an Acquiring Person to make certain representations, undertakings or covenants or to agree that any violation or attempted violation of such representations, undertakings or covenants will result in such consequences and be subject to such conditions as the Board, or a duly constituted committee of Independent Directors, may determine in its sole discretion, including that any such violation shall result in such Person becoming an Acquiring Person.

“Exemption Request” shall have the meaning set forth in Section 29.

“Expiration Date” shall have the meaning set forth in Section 7(a).

“Final Expiration Date” shall mean the Close of Business on October 30, 2016.

“Further Subsequent Transferee” shall have the meaning set forth in Section 7(e).

“Grandfathered Percentage” shall mean, with respect to any Grandfathered Person, the percentage of the outstanding Common Shares of the Company that such Grandfathered Person, together with all Affiliates and Associates of such Grandfathered Person, Beneficially Owns as of the Rights Dividend Declaration Date; provided that, in the event any Grandfathered Person shall sell, transfer, or otherwise dispose of any outstanding Common Shares of the Company after the Rights Dividend Declaration Date, the Grandfathered Percentage shall, subsequent to such sale, transfer or disposition, mean, with respect to such Grandfathered Person, the lesser of (a) the Grandfathered Percentage as in effect immediately prior to such sale, transfer or disposition or (b) the percentage of outstanding Common Shares of the Company that such Grandfathered Person Beneficially Owns immediately following such sale, transfer or disposition.

“Grandfathered Person” shall mean any Person who or which, together with all Affiliates and Associates of such Person, is, as of the Rights Dividend Declaration Date, the Beneficial Owner (as disclosed in public filings with the Securities and Exchange Commission on the Rights Dividend Declaration Date) of 4.99% or more of the Common Shares of the Company then outstanding. Notwithstanding anything to the contrary provided in this Rights Agreement, any Grandfathered Person who after the Rights Dividend Declaration Date becomes the Beneficial Owner of less than 4.99% of the Common Shares of the Company then outstanding shall cease to be a Grandfathered Person and shall be subject to all of the provisions of this Rights Agreement in the same manner as any Person who or which is not and was never a Grandfathered Person.

“including” shall mean including, without limitation.

“Inadvertent Acquiror” shall mean any Person who would be an Acquiring Person but for clause (iii) of the proviso in the definition of “Acquiring Person”.

“Independent Director” shall mean an independent director as defined under Listing Rules of the NASDAQ Stock Market.

“Major Part”, when used with reference to the assets of the Company and its Subsidiaries as of any date, shall mean assets (a) having a fair market value aggregating 50% or more of the total fair market value of all the assets of the Company and its Subsidiaries (taken as a whole) as of the date in question, (b) accounting for 50% or more of the total value (net of depreciation and amortization) of all the assets of the Company and its Subsidiaries (taken as a whole) as would be shown on a consolidated or combined balance sheet of the Company and its Subsidiaries as of the date in question, prepared in accordance with generally accepted accounting principles then in effect, or (c) accounting for 50% or more of the total amount of earnings before interest, taxes, depreciation and amortization or of the revenues of the Company and its Subsidiaries (taken as a whole) as would be shown on, or derived from, a consolidated or combined statement of income or net earnings of the Company and its Subsidiaries for the period of 12 months ending on the last day of the Company’s monthly accounting

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period immediately preceding the date in question, prepared in accordance with generally accepted accounting principles then in effect.

“Market Value”, when used with reference to Common Shares on any date, shall mean the average of the daily closing prices, per share, of such Common Shares for the period which is the shorter of (a) 30 consecutive Trading Days ending on the Trading Day immediately prior to the date in question or (b) the number of consecutive Trading Days beginning on the Trading Day immediately after the date of the first public announcement of the event requiring a determination of the Market Value of Common Shares and ending on the Trading Day immediately prior to the record date of such event. The closing price for each Trading Day shall be the closing price quoted on the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the NASDAQ Stock Market, or, if the Common Shares or other relevant securities are not quoted on the NASDAQ Stock Market, on the principal United States securities exchange registered under the Exchange Act (or any recognized foreign stock exchange) on which such securities are listed or admitted to trading, or, if such securities are not listed or admitted to trading on any such exchange, the closing price (or, if no sale takes place on such Trading Day, the average of the closing bid and asked prices on such Trading Day) as quoted on any reputable quotations system specified by the Board, or if no such quotations are available, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such securities selected by the Board, or if on any such Trading Day no market maker is making a market in such securities, the closing price of such securities on such Trading Day shall be deemed to be the fair value of such securities as determined in good faith by the Board (whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent, the holders of Rights and all other Persons); provided, however, that if a Trading Day occurs during a period following an announcement of any action of the type described in Section 12(a) that would require an adjustment thereunder by the issuer of the securities the closing price of which is to be determined, then, and in each such case, the closing price of such securities shall be appropriately adjusted to reflect the effect of such action on the market price of such securities; and provided further, however, that for the purpose of determining the closing price of the Preferred Shares for any Trading Day on which there is no market maker for the Preferred Shares, the closing price on such Trading Day shall be deemed to be the Formula Number (as defined in the Amended Certificate of Designation) multiplied by the closing price of the Common Shares of the Company on such Trading Day.

“NOLs” shall mean the Company’s net operating loss carryforwards.

“Person” shall mean an individual, firm, corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organization or other entity, or a group of Persons making a “coordinated acquisition” of shares or otherwise treated as an entity within the meaning of Section 1.382-3(a)(1) of the Treasury Regulations, and shall include any successor (by merger or otherwise) of such individual or entity, but shall not include a Public Group (as defined in Section 1.382-2T(f)(13) of the Treasury Regulations).

“Post Transferee” shall have the meaning set forth in Section 7(e).

“Preferred Shares” shall have the meaning set forth in the introductory paragraph of this Rights Agreement. Any reference in this Rights Agreement to Preferred Shares shall be deemed to include any authorized fraction of a Preferred Share, unless the context otherwise requires.

“Principal Party” shall mean the Surviving Person in a Business Combination; provided, however, that, (i) if such Surviving Person is a direct or indirect Subsidiary of any other Person, “Principal Party” shall mean the Person which is the ultimate parent of such Surviving Person, and (ii) in the event ultimate control of such Surviving Person is shared by two or more Persons, “Principal Party” shall mean that Person that is immediately controlled by such two or more Persons.

“Prior Transferee” shall have the meaning set forth in Section 7(e).

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“Purchase Price” with respect to each Right shall mean $20.00, as such amount may from time to time be adjusted as provided in this Rights Agreement, and shall be payable in lawful money of the United States of America. All references herein to the Purchase Price shall mean the Purchase Price as in effect at the time in question.

“Record Date” shall have the meaning set forth in the introductory paragraph of this Rights Agreement.

“Redemption Date” shall have the meaning set forth in Section 24(a).

“Redemption Price” with respect to each Right shall mean $0.001, as such amount may from time to time be adjusted in accordance with Section 12. All references herein to the Redemption Price shall mean the Redemption Price as in effect at the time in question.

“Registered Common Shares” shall mean Common Shares that are, as of the date of consummation of a Business Combination, and have continuously been for the 12 months immediately preceding such date, registered under Section 12 of the Exchange Act, and if a Person has multiple classes or series of Registered Common Shares outstanding, “Registered Common Shares” of such Person shall mean the class or series of Registered Common Shares of such Person having voting power (being the power under ordinary circumstances (and not merely upon the happening of a contingency) to vote in the election of directors of such Person (if such Person is a corporation) or to participate in the management and control of such Person (if such Person is not a corporation)), or in the case of multiple classes or series having such voting power, having the greatest voting power.

“Requesting Person” shall have the meaning set forth in Section 29.

“Right Certificate” shall mean a certificate evidencing a Right in substantially the form attached hereto as Exhibit B.

“Rights” shall mean the rights to purchase Preferred Shares (or other securities) as provided in this Rights Agreement.

“Rights Dividend Declaration Date” shall have the meaning set forth in the introductory paragraph of this Rights Agreement.

“Section 382” shall mean Section 382 of the Code, or any successor provision or replacement provision.

“Securities Act” shall mean the Securities Act of 1933, as in effect on the date in question, unless otherwise specifically provided.

“Share Acquisition Date” shall mean the date on which the Company learns that a Person has become an Acquiring Person; provided, however that, if such Person is determined by the Board (a) to be an Exempt Person or (b) not to have become an Acquiring Person pursuant to clause (iii) of the proviso in the definition of “Acquiring Person”, then in the case of each of clause (a) and (b), the Share Acquisition Date shall be deemed not to have occurred; but only for so long as such Person (i) in the case of clause (a), remains an Exempt Person or (ii) in the case of clause (b), does not thereafter become an Acquiring Person pursuant to the second sentence of the definition of “Acquiring Person”, unless, in the case of each of clause (i) and clause (ii), the Distribution Date shall have occurred.

“Subsidiary” of another Person shall mean a Person, at least a majority of the total outstanding voting power (being the power under ordinary circumstances (and not merely upon the happening of a contingency) to vote in the election of directors of such Person (if such Person is a corporation) or to participate in the management and control of such Person (if such Person is not a corporation)) of which is owned, directly or indirectly, by such other Person or by one or more other Subsidiaries of such other Person or by such other Person and one or more other Subsidiaries of such other Person.

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“Summary of Rights” shall have the meaning set forth in Section 3(c).

“Surviving Person” shall mean (a) the Person which is the continuing or surviving Person in a consolidation, merger, share exchange or other business combination specified in Section 11(c)(i)(A) or (b) the Person to which the Major Part of the assets of the Company and its Subsidiaries is sold, leased, exchanged or otherwise transferred or disposed of in a transaction specified in Section 11(c)(i)(B); provided, however, that, if the Major Part of the assets of the Company and its Subsidiaries is sold, leased, exchanged or otherwise transferred or disposed of in one or more related transactions specified in Section 11(c)(i)(B) to more than one Person, the “Surviving Person” in such case shall mean the Person that acquired assets of the Company and/or its Subsidiaries with the greatest fair market value in such transaction or transactions.

“Tax Benefits” shall mean the net operating loss carryovers, capital loss carryovers, general business credit carryovers, alternative minimum tax credit carryovers, foreign tax credit carryovers, research and development credit carryovers and any loss or deduction attributable to a “net unrealized built-in loss” within the meaning of Section 382, and the Treasury Regulations promulgated thereunder, of the Company or any of its Subsidiaries.

“Trading Day” shall mean a day on which the principal United States securities exchange (or principal recognized foreign stock exchange, as the case may be) on which the Rights or securities in question are listed or admitted to trading is open for the transaction of business or, if the Rights or securities in question are not listed or admitted to trading on any United States securities exchange (or recognized foreign stock exchange, as the case may be), a Business Day.

“Treasury Regulations” shall mean final, temporary and proposed tax regulations promulgated under the Code, as amended.

“Trust” shall have the meaning set forth in Section 11(b)(ii).

“Trust Agreement” shall have the meaning set forth in Section 11(b)(ii).

SECTION 2. Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as agent for the Company in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint one or more co-rights agents as it may deem necessary or desirable, upon ten days’ prior written notice to the Rights Agent. The Rights Agent shall have no duty to supervise, and shall in no event be liable for, the acts or omissions of any such co-rights agent. In the event the Company appoints one or more co-rights agents, the respective duties of the Rights Agent and any co-rights agents shall be as the Company shall determine, and shall be provided in writing to the Rights Agent.

SECTION 3. Issue of Rights and Right Certificates. (a) One Right shall be associated with each Common Share outstanding on the Record Date, each additional Common Share that shall become outstanding between the Record Date and the earliest of the Distribution Date, the Redemption Date or the Expiration Date and each additional Common Share with which Rights are issued after the Distribution Date but prior to the earlier of the Redemption Date or the Expiration Date as provided in Section 23, subject to adjustment as provided in this Rights Agreement.

(b) Until the earlier of the Close of Business on (i) the tenth calendar day after the Share Acquisition Date and (ii) such date, if any, as may be designated by the Board following the commencement of, or first public disclosure of an intent to commence, a tender or exchange offer by any Person (other than the Company, any Subsidiary of the Company, any employee benefit or compensation plan of the Company or of any of its Subsidiaries, or any Person organized, appointed or established by the Company and holding Common Shares for or pursuant to the terms of any such employee benefit or compensation plan) for outstanding Common Shares, if upon consummation of such tender or exchange offer such Person could be the Beneficial Owner of 4.99% or more of the outstanding Common Shares (the Close of Business on the earlier of such dates being the “Distribution Date”), (x) the Rights shall, except as otherwise provided in Section 3(c), be evidenced by the certificates for Common Shares registered in the names of the holders

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thereof, or, in the case of Common Shares held in uncertificated form, by the transaction statement or other record of ownership of such Common Shares, and not by separate Right Certificates, and (y) the Rights, including the right to receive Right Certificates, shall be transferable only in connection with the transfer of the underlying Common Shares. As soon as practicable after the Distribution Date, the Rights Agent shall send by first-class, postage-prepaid mail, to each record holder of Common Shares as of the Close of Business on the Distribution Date, at the address of such holder shown on the records of the Company or the transfer agent or registrar for the Common Shares, one or more Right Certificates evidencing one whole Right for each Common Share held by such record holder, subject to the provisions of Section 15 and to adjustment as provided in this Rights Agreement. As of and after the Distribution Date, the Rights shall be evidenced solely by such Right Certificates.

(c) As soon as practicable after the Record Date, the Company will send a copy of a Summary of Rights to Purchase Preferred Shares, in substantially the form attached hereto as Exhibit C (the “Summary of Rights”), by first-class, postage-prepaid mail, to each record holder of Common Shares as of the Close of Business on the Record Date at the address of such holder shown on the records of the Company or the transfer agent or registrar for the Common Shares. With respect to any Common Shares outstanding as of the Record Date, and until the earliest of the Distribution Date, the Redemption Date or the Expiration Date, (i) in the case of certificated shares, (A) the Rights associated with the Common Shares represented by any certificate shall be evidenced by such certificate for the Common Shares with a copy of the Summary of Rights attached thereto and the registered holders of the Common Shares shall also be the registered holders of the associated Rights and (B) the surrender for transfer of any such certificate, even without a copy of the Summary of Rights attached thereto, shall also constitute the transfer of the Rights associated with the Common Shares represented thereby, and (ii) in the case of Common Shares held in uncertificated form, (A) the Rights associated with the Common Shares shall be evidenced by the balances indicated in the book-entry account system of the transfer agent for such Common Shares and the registered holders of the Common Shares shall also be the registered holders of the associated Rights and (B) the transfer of any Common Shares in the book-entry account system of the transfer agent for such Common Shares shall also constitute the transfer of the Rights associated with such Common Shares.

(d) In the case of certificated Common Shares, certificates issued for Common Shares after the Record Date (including upon transfer or exchange of outstanding Common Shares), but prior to the earliest of the Distribution Date, the Redemption Date or the Expiration Date, shall have printed on, written on or otherwise affixed to them a legend in substantially the following form:

This certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement dated as of October 31, 2013 (as it may be amended from time to time (the “Rights Agreement”)), between ARIAD PHARMACEUTICALS, INC. (the “Company”) and COMPUTERSHARE TRUST COMPANY, N.A., as Rights Agent (the “Rights Agent”), the terms of which (including restrictions on the transfer of such Rights) are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights shall be evidenced by separate certificates and shall no longer be evidenced by this certificate. The Company shall mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. RIGHTS THAT ARE OR WERE, AT ANY TIME ON OR AFTER THE DATE AN ACQUIRING PERSON BECOMES SUCH, BENEFICIALLY OWNED BY SUCH ACQUIRING PERSON OR ANY AFFILIATE OR ASSOCIATE OF SUCH ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) AND BY ANY SUBSEQUENT HOLDER OF SUCH RIGHTS ARE NULL AND VOID AND NONTRANSFERABLE.

Notwithstanding this Section 3(d), neither the omission of a legend nor the inclusion of a legend that makes reference to a rights agreement other than the Rights Agreement shall affect the enforceability of any part of this Rights Agreement or the rights of any holder of Rights.

(e) In the case of Common Shares held in uncertificated form, the Company shall cause the confirmation and account statements sent to holders of Common Shares in book-entry form (including upon

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transfer or exchange of outstanding Common Shares) prior to the earliest of the Distribution Date, the Redemption Date or the Expiration Date to bear a legend in substantially the following form:

Each share of Common Stock, par value $0.001 per share, of ARIAD PHARMACEUTICALS, INC. (the “Company”) entitles the holder thereof to certain Rights as set forth in a Rights Agreement dated as of October 31, 2013 (as it may be amended from time to time (the “Rights Agreement”)), between the Company and Computershare Trust Company, N.A., as Rights Agent (the “Rights Agent”), the terms of which (including restrictions on the transfer of such Rights) are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights shall be evidenced by separate certificates and shall no longer be evidenced by the shares to which this statement relates. The Company shall mail to the holder of shares to which this statement relates a copy of the Rights Agreement without charge after receipt of a written request therefor. RIGHTS THAT ARE OR WERE, AT ANY TIME ON OR AFTER THE DATE AN ACQUIRING PERSON BECOMES SUCH, BENEFICIALLY OWNED BY SUCH ACQUIRING PERSON OR ANY AFFILIATE OR ASSOCIATE OF SUCH ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) AND BY ANY SUBSEQUENT HOLDER OF SUCH RIGHTS ARE NULL AND VOID AND NONTRANSFERABLE.

Notwithstanding this Section 3(e), neither the omission of a legend nor the inclusion of a legend that makes reference to a rights agreement other than the Rights Agreement shall affect the enforceability of any part of this Rights Agreement or the rights of any holder of Rights.

SECTION 4. Form of Right Certificates. The Right Certificates (and the form of election to purchase and form of assignment to be printed on the reverse side thereof) shall be in substantially the form set forth as Exhibit B hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Rights Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or interdealer quotation system on which the Rights may from time to time be listed or traded, or to conform to usage. Subject to the other provisions of this Rights Agreement (including Sections 7, 11 and 24), the Right Certificates, whenever issued, shall be dated as of the Distribution Date and shall entitle the holders thereof to purchase such number of Preferred Shares as shall be set forth therein for the Purchase Price set forth therein, subject to adjustment as provided in this Rights Agreement.

SECTION 5. Execution, Countersignature and Registration. (a) The Right Certificates shall be executed on behalf of the Company by (x) the Chairman of the Board, the Chief Executive Officer, the President or any Vice President, and by the Secretary, any Assistant Secretary, the Treasurer or any Assistant Treasurer or (y) any two officers designated by the Board, either manually or by facsimile signature, and may have affixed thereto the Company’s seal or a facsimile thereof. The Right Certificates shall be countersigned by the Rights Agent either manually or by facsimile signature, and shall not be valid or obligatory for any purpose unless so countersigned. In the event that any officer of the Company who shall have signed any of the Right Certificates shall cease to be such an officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates may nevertheless be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the person who signed such Right Certificates had not ceased to be such an officer of the Company; and any Right Certificate may be signed on behalf of the Company by any person who, at the actual date of execution of such Right Certificate, shall be a proper officer of the Company to sign such Right Certificate, although at the date of execution of this Rights Agreement any such person was not such an officer of the Company.

(b) Following the Distribution Date, the Rights Agent shall keep or cause to be kept, at its office designated for such purpose, books for registration and transfer of the Right Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Right Certificates, the

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number of Rights evidenced by each of the Right Certificates, the certificate number of each of the Right Certificates and the date of each of the Right Certificates.

SECTION 6. Transfer, Split-Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates; Uncertificated Rights. (a) Subject to Section 15, at any time after the Distribution Date, and at or prior to the Close of Business on the earlier of the Redemption Date or the Expiration Date, any Right Certificate or Right Certificates (other than Right Certificates representing Rights that have become null and void pursuant to Section 7(e)) may be transferred, split-up, combined or exchanged for another Right Certificate or Right Certificates representing, in the aggregate, the same number of Rights as the Right Certificate or Right Certificates surrendered then represented. The Right Certificates are transferable only on the registry books of the Rights Agent. Any registered holder desiring to transfer, split-up, combine or exchange any Right Certificate or Right Certificates shall make such request in writing delivered to the Company and the Rights Agent and shall surrender the Right Certificate or Right Certificates to be transferred, split-up, combined or exchanged at the office of the Rights Agent designated for such purpose; provided, however, that neither the Rights Agent nor the Company shall be obligated to take any action whatsoever with respect to the transfer of any Right Certificate surrendered for transfer until the registered holder shall have properly completed and duly signed the certification contained in the form of assignment on the reverse side of such Right Certificate and shall have provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company or the Rights Agent shall reasonably request. Thereupon the Rights Agent shall, subject to Sections 7(e) and 15, countersign and deliver to the Person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested. The Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split-up, combination or exchange of Right Certificates.

(b) Subject to Sections 7(e) and 15, upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a valid Right Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and, at the Company’s request, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancelation of the Right Certificate if mutilated, the Company shall execute a new Right Certificate of like tenor and deliver such new Right Certificate to the Rights Agent for countersignature and delivery to the registered owner in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.

(c) Notwithstanding any other provision hereof, the Company and the Rights Agent may amend this Rights Agreement to provide for uncertificated Rights in addition to or in place of Rights evidenced by Right Certificates.

SECTION 7. Exercise of Rights; Expiration Date of Rights. (a) Subject to the other provisions of this Rights Agreement (including Section 7(e) and Section 11), each Right shall entitle the registered holder thereof, upon exercise thereof as provided in this Rights Agreement, to purchase for the Purchase Price one one-thousandth (1/1,000th) of a Preferred Share, subject to adjustment as provided in this Rights Agreement, at any time after the Distribution Date and at or prior to the earliest of (i) the Final Expiration Date, (ii) the Redemption Date, (iii) the Close of Business on the effective date of the repeal of Section 382 or any successor statute if the Board determines that this Rights Agreement is no longer necessary or desirable for the preservation of NOLs or other Tax Benefits, (iv) the Close of Business on the first day of a taxable year of the Company to which the Board determines that no NOLs or other Tax Benefits may be carried forward or (v) the Close of Business on October 30, 2014, if stockholder approval of this Rights Agreement has not been obtained by or on such date (the earliest of the events described in clauses or (i), (iii), (iv) and (v) being herein referred to as the “Expiration Date”).

(b) Subject to the other provisions of this Rights Agreement (including Section 7(e)), the registered holder of any Right Certificate may exercise the Rights evidenced thereby (except as otherwise provided in this Rights Agreement) in whole or in part at any time after the Distribution Date and at or prior to the earlier of (i) the Expiration Date and (ii) the Redemption Date, upon surrender of the Right Certificate, with

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the form of election to purchase on the reverse side thereof properly completed and duly executed, to the Rights Agent at the office of the Rights Agent designated for such purpose, accompanied by payment of the Purchase Price for each one one-thousandth (1/1,000th) of a Preferred Share (as such fraction may be adjusted as provided in this Rights Agreement) as to which the Rights are exercised, together with an amount equal to any applicable transfer tax, in the manner required hereby.

(c) Subject to the other provisions of this Rights Agreement (including Section 7(e)), upon receipt of a Right Certificate representing exercisable Rights, with the form of election to purchase properly completed and duly executed, accompanied by payment of the Purchase Price for the Preferred Shares to be purchased together with an amount equal to any applicable transfer tax, in lawful money of the United States of America, in cash or by certified check or money order payable to the order of the Company, the Rights Agent shall thereupon promptly (i) either (A) requisition from any transfer agent of the Preferred Shares (or make available, if the Rights Agent is the transfer agent for such shares) certificates for the total number of Preferred Shares to be purchased and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests or (B) if the Company shall have elected to deposit the Preferred Shares with a depositary agent under a depositary arrangement, requisition from the depositary agent depositary receipts representing the number of one one-thousandths (1/1,000ths) of a Preferred Share (as such fraction may be adjusted as provided in this Rights Agreement) to be purchased (in which case certificates for the Preferred Shares to be represented by such receipts shall be deposited by the transfer agent with the depositary agent) and the Company shall direct the depositary agent to comply with all such requests, (ii) when necessary to comply with this Rights Agreement (or otherwise when appropriate, as determined by the Company with notice to the Rights Agent), requisition from the Company the amount of cash, if any, to be paid in lieu of issuance of fractional shares in accordance with Section 15, (iii) after receipt of such certificates or depositary receipts, cause the same to be delivered to or, upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder and (iv) when necessary to comply with this Rights Agreement (or otherwise when appropriate, as determined by the Company with notice to the Rights Agent), after receipt thereof, deliver such cash, if any, to or upon the order of the registered holder of such Right Certificate.

(d) In case the registered holder of any Right Certificate shall exercise fewer than all the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent and delivered to the registered holder of such Right Certificate or to such holder’s duly authorized assigns, subject to the provisions of Section 15.

(e) Notwithstanding anything in this Rights Agreement to the contrary, any Rights that are at any time Beneficially Owned by (i) an Acquiring Person or an Affiliate or Associate of an Acquiring Person, (ii) a transferee of an Acquiring Person (or of any Associate or Affiliate of such Acquiring Person) who becomes a transferee after the Acquiring Person becomes such (a “Post Transferee”), (iii) a transferee of an Acquiring Person (or of any Associate or Affiliate of such Acquiring Person) who becomes a transferee prior to or concurrently with the Acquiring Person becoming such and receives such Rights pursuant to either (A) a transfer (whether or not for consideration) from the Acquiring Person (or from such Affiliate or Associate) to holders of equity interests in such Acquiring Person or to any Person with whom the Acquiring Person (or such Affiliate or Associate) has any continuing agreement, arrangement or understanding (written or oral) regarding the transferred Rights or (B) a transfer which the Board has determined is part of a plan, arrangement or understanding which has as a primary purpose or effect the avoidance of this Section 7(e) (a “Prior Transferee”), or (iv) any subsequent transferee receiving transferred Rights from a Post Transferee or a Prior Transferee, either directly or through one or more intermediate transferees (a “Further Subsequent Transferee”), shall become null and void without any further action and no holder of such Rights shall have any rights whatsoever with respect to such Rights, whether under any provision of this Rights Agreement or otherwise. The Company shall use all reasonable efforts to ensure that the provisions of this Section 7(e) are complied with, but shall have no liability to any holder of any Right Certificate or any other Person as a result of its failure to make any determinations with respect to an Acquiring Person or its Affiliate or Associate, or any transferee thereof, hereunder.

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(f) Notwithstanding anything in this Rights Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder of any Right Certificates upon the occurrence of any purported exercise as set forth in this Section 7 unless such registered holder shall have (i) properly completed and duly signed the certificate contained in the form of election to purchase set forth on the reverse side of the Right Certificate surrendered for such exercise and (ii) provided such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request.

SECTION 8. Cancelation and Destruction of Right Certificates. All Right Certificates surrendered or presented for the purpose of exercise, transfer, split-up, combination or exchange shall, and any Right Certificate representing Rights that have become null and void and nontransferable pursuant to Section 7(e) surrendered or presented for any purpose shall, if surrendered or presented to the Company or to any of its agents, be delivered to the Rights Agent for cancelation or in canceled form, or, if surrendered or presented to the Rights Agent, shall be canceled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by this Rights Agreement. The Company shall deliver to the Rights Agent for cancelation and retirement, and the Rights Agent shall so cancel and retire, any Right Certificate purchased or acquired by the Company. Subject to applicable law and regulation, the Rights Agent shall maintain in a retrievable database electronic records of all cancelled or destroyed Rights Certificates which have been canceled or destroyed by the Rights Agent. The Rights Agent shall maintain such electronic records for the term of this Rights Agreement and any additional time period required by applicable law and regulation. Upon written request of the Company (and at the expense of the Company), the Rights Agent shall provide to the Company or its designee copies of such electronic records relating to Rights Certificates canceled or destroyed by the Rights Agent and shall certify to the Company the accuracy of such records.

SECTION 9. Reservation and Availability of Preferred Shares. (a) The Company shall cause to be reserved and kept available out of its authorized and unissued Preferred Shares (or any authorized and issued Preferred Shares held in its treasury), free from preemptive rights or any right of first refusal, a number of Preferred Shares sufficient to permit the exercise in full of all outstanding Rights.

(b) If there are not sufficient Preferred Shares authorized but unissued (or authorized and issued Preferred Shares held by the Company in its treasury) to permit the exercise of Rights in accordance with this Rights Agreement, the Company shall take all such action as may be necessary to authorize additional Preferred Shares for issuance upon the exercise of Rights pursuant to this Rights Agreement; provided, however, that if the Company is unable to cause the authorization of additional Preferred Shares then the Company shall, or, if action by the Company’s stockholders is necessary to cause such authorization, in lieu of seeking any authorization, the Company may, to the extent necessary and permitted by applicable law and any agreements or instruments to which it is a party in effect prior to the Distribution Date, (i) upon surrender of a Right, pay cash equal to the Purchase Price in lieu of issuing Preferred Shares and requiring payment therefor or (ii) upon due exercise of a Right and payment of the Purchase Price for each Preferred Share as to which such Right is exercised, distribute cash, Preferred Shares (including fractions thereof), Common Shares (including fractions thereof) or other equity or debt securities (or any combination of any of the foregoing) having an aggregate value equal to the value of the Preferred Shares (including fractions thereof) that otherwise would have been issuable pursuant to this Rights Agreement, which value shall be determined by a nationally recognized investment banking firm selected by the Board. To the extent that any legal or contractual restrictions (pursuant to agreements or instruments to which it is party in effect prior to the Distribution Date) prevent the Company from paying the full amount payable in accordance with the foregoing sentence, the Company shall pay to holders of the Rights as to which such payments are being made all amounts that are not then restricted on a pro rata basis as such payments are or become permissible under such legal or contractual restrictions until such payments have been paid in full.

(c) The Company shall take all actions as may be necessary to ensure that all Preferred Shares and Common Shares delivered upon exercise or exchange of Rights shall, at the time of delivery of the

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certificates for such Preferred Shares and Common Shares (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable shares.

(d) The Company shall pay when due and payable any and all Federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of Right Certificates or of any Preferred Shares or Common Shares or other securities upon the exercise or exchange of the Rights. The Company shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer or delivery of Right Certificates to a Person other than, or in respect of the issuance or delivery of certificates or depositary receipts for the Preferred Shares or Common Shares or other securities, as the case may be, in a name other than that of, the registered holder of the Right Certificate evidencing Rights surrendered for exercise or exchange or to issue or deliver any certificates or depositary receipts for Preferred Shares or Common Shares or other securities, as the case may be, upon the exercise or exchange of any Rights until any such tax shall have been paid (any such tax being payable by the holder of such Right Certificate at the time of surrender) or until it has been established to the Company’s satisfaction that no such tax is due.

SECTION 10. Preferred Shares Record Date. Each Person in whose name any certificate for Preferred Shares or Common Shares or other securities is issued upon the exercise or exchange of Rights shall for all purposes be deemed to have become the holder of record of the Preferred Shares or Common Shares or other securities, as the case may be, represented thereby on, and such certificate shall be dated, the date on which the Right Certificate evidencing such Rights was duly surrendered and payment of any Purchase Price (and any applicable transfer taxes) was made; provided, however, that, if the date of such surrender and payment is a date upon which the transfer books of the Company for the Preferred Shares or Common Shares or other securities, as the case may be, are closed, such Person shall be deemed to have become the record holder of such Preferred Shares or Common Shares or other securities, as the case may be, on, and such certificate shall be dated, the next succeeding Business Day on which the transfer books of the Company for the Preferred Shares or Common Shares or other securities, as the case may be, are open.

SECTION 11. Adjustments in Rights After There Is an Acquiring Person; Exchange of Rights for Shares; Business Combinations. (a) Subject to the other provisions of this Rights Agreement (including Section 7(e)), upon the occurrence of the Share Acquisition Date, each holder of a Right shall thereafter have a right to receive, upon exercise thereof for the Purchase Price in accordance with the terms of this Rights Agreement, such number of one one-thousandths (1/1,000ths) of a Preferred Share (as such fraction may be adjusted as provided in this Rights Agreement) as shall equal the result obtained by multiplying the Purchase Price by a fraction, the numerator of which is the number of one one-thousandths (1/1,000ths) of a Preferred Share (as such fraction may be adjusted as provided in this Rights Agreement) for which such Right is then exercisable and the denominator of which is 50% of the Market Value of the Common Shares on the date on which such Person became an Acquiring Person.

(b) (i) The Board may, at its option, at any time after the Share Acquisition Date, mandatorily exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that shall have become null and void and nontransferable pursuant to Section 7(e)) for consideration per Right consisting of either (A) one-half of the Preferred Shares (or fractions thereof) that would be issuable at such time upon the exercise of one Right in accordance with Section 11(a) or (B) cash, Preferred Shares (including fractions thereof), Common Shares (including fractions thereof) or other equity or debt securities (or any combination of any of the foregoing) having an aggregate value equal to one-half of the value of Preferred Shares (including fractions thereof) that would be issuable at such time upon the exercise of one Right in accordance with Section 11(a), which values shall be determined by a nationally recognized investment banking firm selected by the Board (such consideration in this Section 11(b)(i) being the “Exchange Consideration”). If the Board elects to exchange all the Rights for Exchange Consideration pursuant to this Section 11(b)(i) prior to the physical distribution of the Right Certificates, the Company may distribute the Exchange Consideration in lieu of distributing Right Certificates, in which case for purposes of this Rights Agreement holders of Rights shall be deemed to have simultaneously received and surrendered for exchange Right Certificates on the date of such distribution. If the Board elects to exchange Rights for Exchange

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Consideration consisting all or in part of Preferred Shares, the Company may elect to deposit such Preferred Shares with a depositary agent under a depositary arrangement, and, in such event the Company shall cause the depositary agent to issue, in lieu of certificates for such Preferred Shares, depositary receipts representing the number of such Preferred Shares (or fractions thereof) to be exchanged (in which case the certificates for such Preferred Shares to be represented by such receipts shall be deposited by the transfer agent with the depositary agent). Notwithstanding the foregoing, the Board may not effect such exchange at any time after any Person (other than the Company, any Subsidiary of the Company or any employee benefit plan of the Company or any of its Subsidiaries or any Person holding Common Shares for or pursuant to the terms of any such employee benefit or compensation plan), together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of more than 50% of the Common Shares then outstanding.

(ii) If the Board elects to mandatorily exchange any Rights under Section 11(b)(i), the Board may, at its option and without limiting any rights the Company may have under Section 26, cause the Company to enter into such arrangements or implement such procedures as it deems necessary or appropriate, in its sole discretion, for the purpose of ensuring that the Exchange Consideration is not received by holders of Rights that have become null and void pursuant to Section 7(e), including entering into a Trust Agreement in such form and with such terms as the Board shall then approve (the “Trust Agreement”). If the Board so directs, the Company shall enter into the Trust Agreement and shall issue to the trust created by such agreement (the “Trust”) all or a portion (as designated by the Board) of the Exchange Consideration distributable pursuant to the exchange, and all holders of Rights entitled to receive such Exchange Consideration pursuant to the exchange shall be entitled to receive such Exchange Consideration (and any dividends paid or distributions made with respect to any securities constituting such Exchange Consideration after the date on which such securities are deposited in the Trust) only from the Trust and solely upon compliance with the relevant terms and provisions of the Trust Agreement. Prior to effecting an exchange and distributing such Exchange Consideration, the Company may require (or cause the trustee of the Trust to require), as a condition thereof, that any holder of Rights provide evidence, including the identity of the Beneficial Owners thereof and their Affiliates and Associates (or former Beneficial Owners thereof and their Affiliates and Associates) as the Company shall reasonably request in order to determine if such Rights are null and void. If any Person shall fail to comply with such request, the Company shall be entitled conclusively to deem the Rights formerly held by such Person to be null and void pursuant to Section 7(e) hereof and not transferable, exercisable or exchangeable in connection herewith. Any securities issued at the direction of the Board in connection herewith shall be validly issued, fully paid and nonassessable securities, and the Company shall be deemed to have received as consideration for such issuance a benefit having a value that is at least equal to the aggregate par value of the securities so issued.

(iii) Any action of the Board ordering the exchange of any Rights pursuant to Section 11(b)(i) shall be irrevocable and, immediately upon the taking of such action and without any further action and without any notice, the right to exercise any such Right so exchanged pursuant to Section 11(a) shall terminate and the only right thereafter of a holder of such Right shall be to receive the Exchange Consideration in exchange for each such Right held by such holder or, if the Exchange Consideration shall not have been paid or issued, to exercise any such Right pursuant to Section 11(c)(i). The Company shall promptly give public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company shall promptly mail a notice of any such exchange to all holders of the Rights to be exchanged at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange shall state the method by which the exchange of the Rights for the Exchange Consideration will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which shall have become null and void and nontransferable pursuant to the provisions of Section 7(e)) held by each holder of Rights.

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(c) (i) In the event that, directly or indirectly, any transactions specified in the following clause (A) or (B) of this Section 11(c)(i) (each such transaction being a “Business Combination”) shall be consummated:

(A) the Company shall consolidate with, merge with and into, or effect a share exchange with any Acquiring Person or any Affiliate or Associate of an Acquiring Person, any Acquiring Person or any Affiliate or Associate of an Acquiring Person shall merge with and into the Company or the Company shall otherwise effect any business combination or similar transaction with any Acquiring Person or any Affiliate or Associate of an Acquiring Person;

(B) the Company shall sell, lease, exchange or otherwise transfer or dispose of (or one or more of its Subsidiaries shall sell, lease, exchange or otherwise transfer or dispose of), in one or more transactions, the Major Part of the assets of the Company and its Subsidiaries to any Acquiring Person or any Affiliate or Associate of an Acquiring Person, then, in each such case, proper provision shall be made so that each holder of a Right, except as provided in Section 7(e), shall thereafter have the right to receive, upon the exercise thereof for the Purchase Price in accordance with the terms of this Rights Agreement, the securities specified below (or, at such holder’s option, the securities specified in Section 11(a) if the Company is the surviving corporation in such Business Combination):

(1) if the Principal Party in such Business Combination has Registered Common Shares outstanding, each Right shall thereafter represent the right to receive, upon the exercise thereof for the Purchase Price in accordance with the terms of this Rights Agreement, such number of Registered Common Shares of such Principal Party, free and clear of all liens, encumbrances or other adverse claims, as shall have an aggregate Market Value as of the time of exercise thereof equal to the result obtained by multiplying the Purchase Price by two;

(2) if the Principal Party in such Business Combination does not have Registered Common Shares outstanding, each Right shall thereafter represent the right to receive, upon the exercise thereof for the Purchase Price in accordance with the terms of this Rights Agreement, at the election of the holder of such Right at the time of the exercise thereof, any of:

(i) if the Principal Party in such Business Combination has Common Shares listed or admitted to trading on any recognized foreign stock exchange, such number of Common Shares of such Principal Party, free and clear of all liens, encumbrances or other adverse claims, as shall have an aggregate Market Value as of the time of exercise thereof equal to the result obtained by multiplying the Purchase Price by two;

(ii) such number of Common Shares of the Surviving Person in such Business Combination (if the Principal Party is also the Surviving Person in such Business Combination) as shall have an aggregate Book Value immediately after giving effect to such Business Combination equal to the result obtained by multiplying the Purchase Price by two;

(iii) such number of Common Shares of the Principal Party in such Business Combination (if the Principal Party is not also the Surviving Person in such Business Combination) as shall have an aggregate Book Value immediately after giving effect to such Business Combination equal to the result obtained by multiplying the Purchase Price by two; or

(iv) if the Principal Party in such Business Combination is an Affiliate of one or more Persons that has Registered Common Shares outstanding, such number of Registered Common Shares of whichever of such Affiliates of the Principal Party has Registered Common Shares with the greatest aggregate Market Value on the date of consummation of such Business Combination as shall have an aggregate Market Value on the date of such Business Combination equal to the result obtained by multiplying the Purchase Price by two.

(ii) The Company shall not consummate any Business Combination unless each issuer of Common Shares for which Rights may be exercised, as set forth in this Section 11(c), shall have sufficient authorized Common

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Shares that have not been issued or reserved for issuance (and which shall, when issued upon exercise thereof in accordance with this Rights Agreement, be validly issued, fully paid and nonassessable and free of preemptive rights, rights of first refusal or any other restrictions or limitations on the transfer or ownership thereof) to permit the exercise in full of the Rights in accordance with this Section 11(c) and unless prior thereto:

(A) a registration statement under the Securities Act on an appropriate form, with respect to the Rights and the Common Shares of such issuer purchasable upon exercise of the Rights, shall be effective under the Securities Act; and

(B) the Company and each such issuer shall have:

(1) executed and delivered to the Rights Agent a supplemental agreement providing for the assumption by such issuer of the obligations set forth in this Section 11(c) (including the obligation of such issuer to issue Common Shares upon the exercise of Rights in accordance with the terms set forth in Sections 11(c)(i) and 11(c)(iii)) and further providing that such issuer, at its own expense, shall use its best efforts to:

(i) cause a registration statement under the Securities Act on an appropriate form, with respect to the Rights and the Common Shares of such issuer purchasable upon exercise of the Rights, to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the Expiration Date;

(ii) qualify or register the Rights and the Common Shares of such issuer purchasable upon exercise of the Rights under the blue sky or securities laws of such jurisdictions as may be necessary or appropriate; and

(iii) list the Rights and the Common Shares of such issuer purchasable upon exercise of the Rights on each national securities exchange on which the Common Shares were listed prior to the consummation of the Business Combination or, if the Common Shares were not listed on a national securities exchange prior to the consummation of the Business Combination, on a national securities exchange;

(2) furnished to the Rights Agent a written opinion of independent counsel stating that such supplemental agreement is a valid, binding and enforceable agreement of such issuer; and

(3) filed with the Rights Agent a certificate of a nationally recognized firm of independent accountants setting forth the number of Common Shares of such issuer that may be purchased upon the exercise of each Right after the consummation of such Business Combination.

(iii) After consummation of any Business Combination, (A) each issuer of Common Shares for which Rights may be exercised as set forth in this Section 11(c) shall be liable for, and shall assume, by virtue of such Business Combination, all the obligations and duties of the Company pursuant to this Rights Agreement, (B) the term “Company” shall thereafter be deemed to refer to such issuer, (C) each such issuer shall take such steps in connection with such consummation as may be necessary to assure that the provisions of this Rights Agreement (including Sections 11(a) and 11(c)) shall thereafter be applicable, as nearly as reasonably may be, in relation to its Common Shares thereafter deliverable upon the exercise of the Rights, (D) the number of Common Shares of each such issuer thereafter receivable upon exercise of any Right shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions of Sections 11 and 12 and (E) the other provisions of this Rights Agreement (including Sections 7, 9 and 10) with respect to the Preferred Shares shall apply, as nearly as reasonably may be, on like terms to any such Common Shares.

SECTION 12. Certain Adjustments. (a) To preserve the actual or potential economic value of the Rights, if at any time after the date of this Rights Agreement there shall be any change in the Common Shares or the Preferred Shares, including any change in the number of Common Shares or Preferred Shares outstanding, whether by reason of stock dividends, stock splits, reclassifications, recapitalizations, mergers, consolidations, combinations or exchanges of securities, split-ups, split-offs, spin-offs, liquidations, other similar changes in

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capitalization, any distribution or issuance of cash, assets, evidences of indebtedness or subscription rights, options or warrants to holders of Common Shares, or Preferred Shares, as the case may be (other than distribution of the Rights or regular quarterly cash dividends), or otherwise, then, in each such event the Board shall make such appropriate adjustments in the number of Preferred Shares (or the number and kind of other securities) issuable upon exercise of each Right, the Purchase Price and Redemption Price in effect at such time and the number of Rights outstanding at such time (including the number of Rights or fractional Rights associated with each Common Share) such that following such adjustment such event shall not have had the effect of reducing or limiting the benefits the holders of the Rights would have had absent such event.

(b) If, as a result of an adjustment made pursuant to Section 12(a), the holder of any Right thereafter exercised shall become entitled to receive any securities other than Preferred Shares, thereafter the number of such securities so receivable upon exercise of any Right shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions of Sections 11 and 12 and the other provisions of this Rights Agreement (including Sections 7, 9 and 10) with respect to the Preferred Shares shall apply, as nearly as reasonably may be, on like terms to any such other securities.

(c) All Rights originally issued by the Company subsequent to any adjustment made to the amount of Preferred Shares or other securities relating to a Right shall evidence the right to purchase, for the Purchase Price, the adjusted number and kind of securities purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided in this Rights Agreement.

(d) Irrespective of any adjustment or change in the Purchase Price or the number of Preferred Shares or number or kind of other securities issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the terms that were expressed in the initial Right Certificates issued hereunder.

(e) In any case in which action taken pursuant to Section 12(a) requires that an adjustment be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuing to the holder of any Right exercised after such record date the Preferred Shares and/or other securities, if any, issuable upon such exercise over and above the Preferred Shares and/or other securities, if any, issuable before giving effect to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional securities upon the occurrence of the event requiring such adjustment.

SECTION 13. Certificate of Adjustment. Whenever an adjustment is made or any event occurs affecting the Rights or their exercisability (including an event which causes the Rights to become null and void) as provided in Section 11 or 12, the Company shall (a) promptly prepare a certificate setting forth such adjustment or describing such event and a brief, reasonably detailed statement of the facts, computations and methodology accounting for such adjustment, (b) promptly file with the Rights Agent and with each transfer agent for the Preferred Shares, a copy of such certificate and (c) mail a brief summary thereof to each holder of a Right Certificate (or, if prior to the Distribution Date, to each holder of Common Shares) in accordance with Section 25, provided that the failure to prepare, file or mail such certificate or summary shall not affect the validity of such adjustment. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained.

SECTION 14. Additional Covenants. (a) Notwithstanding any other provision of this Rights Agreement, no adjustment to the number of Preferred Shares (or fractions of a share) or other securities for which a Right is exercisable or the number of Rights outstanding or associated with each Common Share or any similar or other adjustment shall be made or be effective if such adjustment would have the effect of reducing or limiting the benefits the holders of the Rights would have had absent such adjustment, including the benefits under Sections 11 and 12, unless the terms of this Rights Agreement are amended so as to preserve such benefits.

(b) The Company covenants and agrees that, after the Distribution Date, except as permitted by Section 26, it shall not take (or permit any Subsidiary of the Company to take) any action if at the time such action is taken it is intended or reasonably foreseeable that such action will reduce or otherwise limit the benefits the holders of Rights would have had absent such action, including the benefits under Sections 11

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and 12. Any action taken by the Company during any period after any Person becomes an Acquiring Person but prior to the Distribution Date shall be null and void unless such action could be taken under this Section 14(b) from and after the Distribution Date. The Company shall not consummate any Business Combination if any issuer of Common Shares for which Rights may be exercised after such Business Combination in accordance with Section 11(c) shall have taken any action that reduces or otherwise limits the benefits the holders of Rights would have had absent such action, including the benefits under Sections 11 and 12.

SECTION 15. Fractional Rights and Fractional Shares. (a) The Company may, but shall not be required to, issue fractions of Rights or distribute Right Certificates which evidence fractional Rights. In lieu of such fractional Rights, the Company may pay to the registered holders of the Right Certificates with regard to which such fractional Rights would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole Right. For purposes of this Section 15(a), the current market value of a whole Right shall be the closing price of the Rights (as determined pursuant to the second sentence of the definition of Market Value contained in Section 1) for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable.

(b) With respect to one one-thousandths (1/1,000ths) of a Preferred Share (as such fraction may be adjusted as provided in this Rights Agreement), or any integral multiple thereof, represented by one or more whole Rights immediately prior to their exercise, the Company shall be required and, with respect to other fractions of a Preferred Share the Company may, but shall not be required, to (i) issue fractions of Preferred Shares upon exercise of the Rights or distribute certificates that evidence such fractional Preferred Shares or (ii) utilize a depositary arrangement as provided by the terms of this Rights Agreement and the Preferred Shares. Except with respect to one one-thousandths (1/1,000ths) of a Preferred Share (as such fraction may be adjusted as provided in this Rights Agreement), or any integral multiple thereof, represented by one or more whole Rights immediately prior to their exercise, the Company, in lieu of issuing fractional shares, may elect to pay to the registered holders of Right Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one Preferred Share, if any are outstanding and publicly traded (or the same fraction of the current market value of one Common Share times the Formula Number (as defined in the Amended Certificate of Designation) if the Preferred Shares are not outstanding and publicly traded). For purposes of this Section 15(b), the current market value of a Preferred Share (or Common Share) shall be the closing price of a Preferred Share (or Common Share) (as determined pursuant to the second sentence of the definition of Market Value contained in Section 1) for the Trading Day immediately prior to the date of such exercise. If, as a result of an adjustment made pursuant to Section 12(a), the holder of any Right thereafter exercised shall become entitled to receive any securities other than Preferred Shares, the provisions of this Section 15(b) shall apply, as nearly as reasonably practicable, on like terms to such other securities.

(c) The Company may, but shall not be required to, issue fractions of Common Shares upon exchange of Rights pursuant to Section 11(b), or to distribute certificates that evidence fractional Common Shares. In lieu of such fractional Common Shares, the Company may pay to the registered holders of the Right Certificates with regard to which such fractional Common Shares would otherwise be issuable an amount in cash equal to the same fraction of the current Market Value of one Common Share as of the date on which a Person became an Acquiring Person.

(d) Each holder of Rights by the acceptance of such Rights expressly waives such holder’s right to receive any fractional Rights or any fractional shares upon exercise of a Right except as provided in this Section 15.

SECTION 16. Rights of Action. (a) All rights of action in respect of this Rights Agreement, excepting the rights of action given to the Rights Agent under Sections 19 and 21, are vested in the respective registered holders of the Right Certificates (and, prior to the Distribution Date, the registered holders of the Common Shares); and any registered holder of any Right Certificate (or, prior to the Distribution Date, of the Common Shares), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the

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Distribution Date, of the Common Shares) may, on such holder’s own behalf and for such holder’s own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, such holder’s right to exercise the Rights evidenced by such Right Certificate in the manner provided in such Right Certificate and in this Rights Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Rights Agreement and shall be entitled to specific performance of the obligations of any Person under, and injunctive relief against actual or threatened violations of the obligations of any Person subject to, this Rights Agreement. Notwithstanding anything in this Rights Agreement to the contrary, the Company shall not have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Rights Agreement by reason of any preliminary or permanent injunction or other order, judgment, decree or ruling (whether interlocutory or final) issued by a court of competent jurisdiction or by a governmental, regulatory, self-regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, the Company must use reasonable efforts to have any such injunction, order, judgment, decree or ruling lifted or otherwise overturned as soon as possible.

(b) Any holder of Rights who prevails in an action to enforce the provisions of this Rights Agreement shall be entitled to recover the reasonable costs and expenses, including attorneys’ fees, incurred in such action.

SECTION 17. Transfer and Ownership of Rights and Right Certificates. (a) Prior to the Distribution Date, the Rights shall be transferable only in connection with the transfer of the Common Shares and the Right associated with each such Common Share shall be automatically transferred upon the transfer of each such Common Share.

(b) After the Distribution Date, the Right Certificates shall be transferable, subject to Section 7(e), only on the registry books of the Rights Agent if surrendered at the principal office of the Rights Agent, duly endorsed or accompanied by a proper instrument of transfer and with the appropriate forms and certificates properly completed and duly executed.

(c) The Company and the Rights Agent may deem and treat the Person in whose name a Right Certificate (or, prior to the Distribution Date, the associated Common Shares certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificates or the associated certificate for Common Shares made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary.

SECTION 18. Right Certificate Holder Not Deemed a Stockholder. No holder, as such, of any Right Certificate shall be entitled to vote or receive dividends or other distributions or be deemed, for any purpose, the holder of the Preferred Shares or of any other securities of the Company which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company, including any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders, or to receive dividends or other distributions or subscription rights, or otherwise, until the Right or Rights evidenced by such Right Certificate shall have been exercised in accordance with the provisions hereof.

SECTION 19. Concerning the Rights Agent. (a) The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the administration and execution of this Rights Agreement and the exercise and performance of its duties hereunder, including any taxes or

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governmental charges imposed as a result of the action taken by it hereunder (other than any taxes on the fees payable to it).

(b) The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its acceptance and administration of this Rights Agreement and the exercise and performance of its duties hereunder in reliance upon any Right Certificate or certificate for the Common Shares, or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified, guaranteed or acknowledged, by the proper Person or Persons.

(c) The provisions of this Section 19 and Section 21 hereof shall survive the termination of this Rights Agreement, the exercise or expiration of the Rights and the resignation, replacement or removal of the Rights Agent.

SECTION 20. Merger or Consolidation or Change of Rights Agent. (a) Any Person into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any Person resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any Person succeeding to the corporate trust or stockholder services business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Rights Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided, however, that such Person would be eligible for appointment as a successor Rights Agent under the provisions of Section 22. In case, at the time such successor Rights Agent shall succeed to the agency created by this Rights Agreement, any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and, in case at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Rights Agreement.

(b) In case at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and, in case at that time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Rights Agreement.

SECTION 21. Duties of Rights Agent. The Rights Agent undertakes to perform the duties and obligations imposed by this Rights Agreement upon the following terms and conditions, by all of which the Company and the holders of Right Certificates (or, prior to the Distribution Date, of the Common Shares), by their acceptance thereof, shall be bound:

(a) The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the written advice or opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken, suffered or omitted by it in good faith and in accordance with such opinion.

(b) Whenever in the performance of its duties under this Rights Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including the identity of any Acquiring Person) be proved or established by the Company prior to taking, suffering or omitting to take any action hereunder, such fact or matter (unless other evidence in respect thereof shall be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the Chairman of the Board, the Chief Executive Officer, the President or Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken, suffered or omitted by it in good faith under the provisions of this Rights Agreement in reliance upon such certificate.

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(c) The Rights Agent shall be liable hereunder to the Company and any other Person only for its own gross negligence, bad faith or intentional misconduct (which gross negligence, bad faith or intentional misconduct must be determined by a final order, judgment, decree or ruling of a court of competent jurisdiction). Notwithstanding anything in this Rights Agreement to the contrary, in no event will the Rights Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including, but not limited to, lost profits), even if the Rights Agent has been advised of the likelihood of such loss or damages and regardless of the form of action.

(d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Rights Agreement or in the Right Certificates (except as to its countersignature thereof) or be required to verify the same, and all such statements and recitals are and shall be deemed to have been made by the Company only.

(e) The Rights Agent shall not be under any responsibility in respect of the validity of this Rights Agreement or the execution and delivery hereof (except the due execution and delivery hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Rights Agreement or in any Right Certificate; nor shall it be responsible for any adjustment required under the provisions of Section 11 or 12 or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after actual notice of any such adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Preferred Shares or Common Shares to be issued pursuant to this Rights Agreement or any Right Certificate or as to whether any Preferred Shares or Common Shares will, when so issued, be validly authorized and issued, fully paid and nonassessable.

(f) The Company agrees that it shall perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Rights Agreement.

(g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the the Chairman of the Board, the Chief Executive Officer, the President or Secretary of the Company of the Company in connection with its duties and it shall not be liable for any action taken, suffered or omitted by it in good faith in accordance with instructions of any such instruction.

(h) The Rights Agent and any stockholder, member, affiliate, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company or its Subsidiaries may be interested, or contract with or lend money to the Company or its Subsidiaries or otherwise act as fully and freely as though it were not the Rights Agent under this Rights Agreement. Nothing herein shall preclude the Rights Agent or any stockholder, member, affiliate, director, officer or employee from acting in any other capacity for the Company or for any other Person.

(i) If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, the certificate contained in the form of assignment or the form of election to purchase set forth on the reverse thereof, as the case may be, has either not been properly completed, the certification set forth therein has been altered or any other change to such form has been made (other than with respect to the information that the form requires the executor thereof to furnish in the blank spaces provided for such purpose), the Rights Agent shall not take any further action with respect to such requested exercise or transfer without first consulting with the Company.

(j) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall

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not be answerable or accountable for any act or for any loss to the Company resulting from any such act, default, neglect or misconduct of any such attorneys or agents; provided that reasonable care was exercised.

(k) The Company shall indemnify the Rights Agent for, and hold the Rights Agent harmless against, any loss, liability, damage, judgment, fine, penalty, claim demand, settlement, cost or expense (including reasonable fees and expenses of legal counsel) that the Rights Agent may incur resulting from its actions as Rights Agent pursuant to this Rights Agreement, including the costs and reasonable expenses of defending against any claim of liability and the costs and reasonable expense of enforcing this right of indemnification; provided, however, that the Rights Agent shall not be indemnified or held harmless with respect to any such loss, liability, damage, judgment, fine, penalty, claim demand, settlement, cost or expense incurred by the Rights Agent as a result of, or arising out of, its own gross negligence, bad faith or intentional misconduct (each as determined by a final judgment of a court of competent jurisdiction). In no case shall the Company be liable with respect to any action, proceeding, suit or claim against the Rights Agent unless the Rights Agent shall have notified the Company of the assertion of any action, proceeding, suit or claim against the Rights Agent, promptly after the Rights Agent shall have notice of any such assertion of an action, proceeding, suit or claim or have been served with the summons or other first legal process giving information as to the nature and basis of the action, proceeding, suit or claim. The Company shall be entitled to participate at its own expense in the defense of any such action, proceeding, suit or claim, and, if the Company so elects, the Company shall assume the defense of any such action, proceeding, suit or claim. In the event that the Company assumes such defense, the Company shall not thereafter be liable for the fees and expenses of any additional counsel retained by the Rights Agent, so long as the Company shall retain counsel satisfactory to the Rights Agent, in the exercise of its reasonable judgment, to defend such action, proceeding, suit or claim. The Rights Agent agrees not to settle any litigation in connection with any action, proceeding, suit or claim with respect to which it may seek indemnification from the Company without the prior written consent of the Company.

SECTION 22. Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Rights Agreement upon 30 days’ notice in writing mailed to the Company and, in the event that the Rights Agent or one of its Affiliates is not also the transfer agent for the Company, to each transfer agent of the Common Shares and the Preferred Shares, in each case by registered or certified mail. In the event the transfer agency relationship in effect between the Company and the Rights Agent terminates, the Rights Agent will be deemed to have resigned automatically and be discharged from its duties under this Rights Agreement as of the effective date of such termination, and the Company shall be responsible for providing notice of such resignation to each transfer agent of the Common Shares and the Preferred Shares. The Company may remove the Rights Agent or any successor Rights Agent upon 30 days’ notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Shares and the Preferred Shares by registered or certified mail, and to the holders of the Right Certificates (or, prior to the Distribution Date, of the Common Shares) by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of 30 days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent, then the registered holder of any Right Certificate (or, prior to the Distribution Date, of the Common Shares) may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (a) a Person organized and doing business under the laws of the United States or of the State of New York (or of any other state of the United States so long as such entity is authorized to do business as a banking institution in the State of New York), in good standing, which is authorized under such laws to exercise corporate trust or stockholder services powers and is subject to supervision or examination by Federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50,000,000 or (b) any Affiliate of a Person described in clause (a) of this sentence. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights

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Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment, the Company shall mail notice thereof in writing to the predecessor Rights Agent and each transfer agent of the Common Shares and the Preferred Shares, and mail a notice thereof in writing to the registered holders of the Right Certificates (or, prior to the Distribution Date, of the Common Shares). Failure to give any notice provided for in this Section 22, however, or any defect therein shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

SECTION 23. Issuance of Additional Rights and Right Certificates. Notwithstanding any of the provisions of this Rights Agreement or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such form as may be approved by the Board to reflect any adjustment or change made in accordance with the provisions of this Rights Agreement. In addition, in connection with the issuance or sale of Common Shares following the Distribution Date and prior to the earlier of the Redemption Date and the Expiration Date, the Company (a) shall, with respect to Common Shares so issued, granted or sold pursuant to the exercise of stock options or under any employee plan or arrangement (whether or not subject to vesting or other restrictions), or upon the exercise, conversion or exchange of securities, notes or debentures issued by the Company, and (b) may, in any other case, if deemed necessary or appropriate by the Board, issue Right Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Right Certificate shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Right Certificate would be issued, (ii) no such Right Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof and (iii) no such Right Certificate shall be issued to an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

SECTION 24. Redemption and Termination. (a) The Board may, at its option, at any time prior to the earlier of (i) the Share Acquisition Date and (ii) the Expiration Date, order the redemption of all, but not fewer than all, the then outstanding Rights at the Redemption Price (the date of such redemption being the “Redemption Date”), and the Company, at its option, may pay the Redemption Price either in cash or Common Shares or other securities of the Company deemed by the Board, in the exercise of its sole discretion, to be at least equivalent in value to the Redemption Price.

(b) Immediately upon the action of the Board ordering the redemption of the Rights, and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price. Promptly after the action of the Board ordering the redemption of the Rights, the Company shall give notice of such redemption to the Rights Agent and the holders of the then outstanding Rights by mailing such notice to all such holders at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Shares. Each such notice of redemption shall state the method by which payment of the Redemption Price will be made. The notice, if mailed in the manner herein provided, shall be conclusively presumed to have been duly given, whether or not the holder of Rights receives such notice. In any case, failure to give such notice by mail, or any defect in the notice, to any particular holder of Rights shall not affect the sufficiency of the notice to other holders of Rights. Neither the Company nor any of its Affiliates or Associates may redeem, acquire or purchase for value any Rights at any time in any manner except as specifically set forth in this Section or in Section 11(b) or in connection with the purchase of Common Shares prior to the Distribution Date.

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SECTION 25. Notices. Notices or demands authorized by this Rights Agreement to be given or made by the Rights Agent or by the holder of a Right Certificate (or, prior to the Distribution Date, of the Common Shares) to or on the Company shall be sufficiently given or made if sent by overnight delivery service or first-class mail, postage-prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

ARIAD Pharmaceuticals, Inc.

26 Landsdowne Street

Cambridge, MA 02139

Attention: Chief Executive Officer

Subject to the provisions of Section 22, any notice or demand authorized by this Rights Agreement to be given or made by the Company or by the holder of a Right Certificate (or, prior to the Distribution Date, of the Common Shares) to or on the Rights Agent shall be sufficiently given or made if sent by overnight delivery service or first-class mail, postage-prepaid, addressed (until another address is filed in writing with the Company) as follows:

Computershare Trust Company, N.A.

250 Royall Street

Canton, MA 02021

Attention: Client Services

Notices or demands authorized by this Rights Agreement to be given or made by the Company or the Rights Agent to any holder of a Right Certificate (or, prior to the Distribution Date, of the Common Shares) shall be sufficiently given or made if sent by first-class mail, postage-prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Shares.

SECTION 26. Supplements and Amendments. At any time prior to the Distribution Date, and subject to the last sentence of this Section 26, the Company may, and the Rights Agent shall if the Company so directs, supplement or amend any provision of this Rights Agreement in any manner which the Company may deem necessary or desirable (including the date on which the Distribution Date or Expiration Date shall occur, the amount of the Purchase Price, the definition of “Acquiring Person” or the time during which the Rights may be redeemed pursuant to Section 24) without the approval of any holder of the Rights. From and after the Distribution Date, and subject to applicable law, the Company may, and the Rights Agent shall if the Company so directs, amend this Rights Agreement without the approval of any holders of Right Certificates only (a) to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision of this Rights Agreement or (b) to otherwise change or supplement any other provisions in this Rights Agreement in any manner which the Company may deem necessary or desirable and which does not adversely affect the interests of the holders of Right Certificates (other than an Acquiring Person, an Affiliate or Associate of an Acquiring Person, a Post Transferee, a Prior Transferee or a Further Subsequent Transferee). Any supplement or amendment adopted during any period after any Person has become an Acquiring Person but prior to the Distribution Date shall be null and void unless such supplement or amendment could have been adopted under the prior sentence from and after the Distribution Date. All supplements and amendments shall be in writing and must be authorized by the Board. Upon the delivery of a certificate from the Chairman of the Board, the Chief Executive Officer, the President or Secretary of the Company that states that the proposed supplement or amendment is in compliance with the terms of this Section 26, the Rights Agent shall execute such supplement or amendment; provided, that the Rights Agent may, but shall not be obligated to, enter into any supplement or amendment that affects the Rights Agent’s own rights, duties, obligations or immunities under this Agreement. In addition, notwithstanding anything to the contrary contained in this Rights Agreement, no supplement or amendment to this Rights Agreement shall be made which reduces the Redemption Price (except as required by Section 12(a)).

SECTION 27. Successors. All the covenants and provisions of this Rights Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

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SECTION 28. Benefits of Rights Agreement; Determinations and Actions by the Board, etc. (a) Nothing in this Rights Agreement shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, of the Common Shares) any legal or equitable right, remedy or claim under this Rights Agreement; but this Rights Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, of the Common Shares).

(b) Except as explicitly otherwise provided in this Rights Agreement, the Board shall have the exclusive power and authority to administer this Rights Agreement and to exercise all rights and powers specifically granted to the Board or to the Company, or as may be necessary or advisable, in the administration of this Rights Agreement, including the right and power to (i) interpret the provisions of this Rights Agreement and (ii) make all determinations deemed necessary or advisable for the administration of this Rights Agreement (including a determination to redeem or not redeem the Rights or to amend this Rights Agreement and a determination of whether there is an Acquiring Person). For all purposes of this Rights Agreement, any calculation of the number of Common Shares outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding Common Shares of which any Person is the Beneficial Owner, will be made in accordance with, as the Board deems to be applicable, the last sentence of Rule 13d-3(d)(1)(i) of the General Rules and Regulations under the Exchange Act or the provisions of Section 382.

(c) Nothing contained in this Rights Agreement shall be deemed to be in derogation of the obligation of the Board to exercise its fiduciary duty. Without limiting the foregoing, nothing contained herein shall be construed to suggest or imply that the Board shall not be entitled to reject any tender offer or other acquisition proposal, or to recommend that holders of Common Shares reject any tender offer or other acquisition proposal, or to take any other action (including the commencement, prosecution, defense or settlement of any litigation and the submission of additional or alternative offers or other proposals) with respect to any tender offer or other acquisition proposal that the Board believes is necessary or appropriate in the exercise of such fiduciary duty.

SECTION 29. Process to Seek Exemption. Any Person who desires to effect any acquisition of securities that would, if consummated, result in such Person becoming an Acquiring Person (a “Requesting Person”) may, prior to such time and in accordance with this Section 29, request that the Board grant an exemption with respect to such acquisition under this Rights Agreement so that such Person would be deemed to be an “Exempt Person” as defined in Section 1 for purposes of this Rights Agreement (an “Exemption Request”). An Exemption Request shall be in proper form and shall be delivered by overnight delivery service or first-class mail, postage-prepaid, to the Secretary of the Company at the principal executive office of the Company. The Exemption Request shall be deemed made upon receipt by the Secretary of the Company. To be in proper form, an Exemption Request shall set forth (a) the name and address of the Requesting Person, (b) the number and percentage of Common Shares then Beneficially Owned by the Requesting Person, together with all Affiliates and Associates of the Requesting Person, and (c) a reasonably detailed description of the transaction or transactions by which the Requesting Person would propose to become an Acquiring Person and the maximum number and percentage of Common Shares that the Requesting Person proposes to acquire. The Board shall make a determination whether to grant an exemption in response to an Exemption Request as promptly as practicable (and, in any event, within ten Business Days) after receipt thereof; provided, that the failure of the Board to make a determination within such period shall be deemed to constitute the denial by the Board of the Exemption Request. The Requesting Person shall respond promptly to reasonable and appropriate requests for additional information from the Board and its advisors to assist the Board in making its determination. The Board shall only grant an exemption in response to an Exemption Request if the Board determines in its sole discretion that the acquisition of Beneficial Ownership of Common Shares by the Requesting Person, considered alone or with other transactions (including past transactions or contemplated transactions), (i) will not jeopardize or endanger the availability to the Company of its NOLs or other Tax Benefits, taking into account all relevant facts and circumstances, including the potential for the Company to issue a reasonable amount of equity in the future without jeopardizing the availability of its NOLs and other Tax Benefits or (ii) is otherwise in the best interests of the Company. Any

27

exemption granted hereunder may be granted in whole or in part, and may be subject to limitations or conditions (including a requirement that the Requesting Person agree that it will not acquire Beneficial Ownership of Common Shares in excess of the maximum number and percentage of shares approved by the Board), in each case as and to the extent the Board shall determine necessary or desirable to provide for the protection of the NOLs and other Tax Benefits or as is otherwise in the best interests of the Company. Any Exemption Request may be submitted on a confidential basis and, except to the extent required by applicable law, the Company shall maintain the confidentiality of such Exemption Request and the Board’s determination with respect thereto, unless the information contained in the Exemption Request or the Board’s determination with respect thereto otherwise becomes publicly available. The Exemption Request shall be considered and evaluated by the Board, or a duly constituted committee of Independent Directors, and the action of a majority of such directors (or such committee) shall be deemed to be the determination of the Board for purposes of such Exemption Request.

SECTION 30. Tax Benefits Review. In addition to the review and evaluation otherwise contemplated by this Rights Agreement, the Board, or a duly constituted committee of Independent Directors, shall review the calculation for determining whether an ownership change has occurred under Section 382 once per year (or with such greater frequency as the Board (or any such committee), in its sole discretion, shall determine is advisable). The Board shall determine after such review whether maintenance of this Rights Agreement continues to be advisable in order to preserve the value of the NOLs and other Tax Benefits, taking into account all the relevant facts and circumstances, including the potential for the Company to issue a reasonable amount of equity in the future without jeopardizing the availability of the NOLs and other Tax Benefits, the potential value of the NOLs and other Tax Benefits even after an ownership change under Section 382 based upon the price of the Company’s Common Shares at such time or based upon changes in the Company’s projected taxable income during any future period and potential opportunities to monetize the NOLs through one or more inter-company sales or other transactions that increase the depreciable basis of the Company’s assets.

SECTION 31. Severability. If any term, provision, covenant or restriction of this Rights Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Rights Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

SECTION 32. Governing Law. This Rights Agreement and each Right Certificate issued hereunder shall be deemed to be a contract made under the law of the State of Delaware and for all purposes shall be governed by and construed in accordance with the law of such State applicable to contracts to be made and performed entirely within such State.

SECTION 33. Counterparts; Effectiveness. This Rights Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument. A signature to this Rights Agreement transmitted electronically shall have the same authority, effect and enforceability as an original signature. This Rights Agreement shall be effective as of the Close of Business on the date hereof.

SECTION 34. Descriptive Headings. Descriptive headings of the several Sections of this Rights Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions of this Rights Agreement.

SECTION 35. Force Majeure. Notwithstanding anything to the contrary contained herein, the Rights Agent shall not be liable for any delays or failures in performance resulting from acts beyond its reasonable control and without the fault or gross negligence of the delayed or non-performing party, including acts of God, terrorist acts, shortage of supply, breakdowns or malfunctions, interruptions or malfunction of computer facilities, or loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, war, or civil unrest; provided that the Rights Agent shall use reasonable commercial efforts to resume or cure performance as soon as practicable.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Rights Agreement to be duly executed as of the day and year first above written.

ARIAD PHARMACEUTICALS, INC.

	By:	/s/ Harvey J. Berger
	Name:	Harvey J. Berger
	Title:	Chairman and Chief Executive Officer

COMPUTERSHARE TRUST COMPANY, N.A., as Rights Agent

By:	/s/ Dennis V. Moccia
	Name:	Dennis V. Moccia
	Title:	Manager, Contract Administration

EXHIBIT A

AMENDED CERTIFICATE OF DESIGNATION

OF

SERIES A PREFERRED STOCK

OF

ARIAD PHARMACEUTICALS, INC.

ARIAD PHARMACEUTICALS, INC., a Delaware corporation (the “Corporation”), does hereby certify, pursuant to authority conferred on the Board of Directors of the Corporation by the Certificate of Incorporation of the Corporation, and pursuant to the provisions of Section 151 of Title 8 of the Delaware Code:

1. That by resolution of the Board of Directors of the Corporation dated December 15, 1994, and by a Certificate of Designation filed in the office of the Secretary of State of the State of Delaware on December 16, 1994, the Corporation authorized a series of 500,000 shares of Series A Preferred Stock, par value $0.01 per share, of the Corporation (the “Series A Preferred Stock”) and established the powers, designations, preferences and relative, participating, optional and other rights of the Series A Preferred and the qualifications, limitations or restrictions thereof.

2. That by resolution of the Board of Directors of the Corporation dated June 8, 2000, and by an Amended Certificate of Designation filed in the office of the Secretary of State of the State of Delaware on June 19, 2000, the Corporation amended in their entirety the powers, designations, preferences, and relative, participating, optional and other rights of shares of the Series A Preferred Stock, and the qualifications, limitations or restrictions thereof.

3. As of the date hereof no shares of Series A Preferred Stock are outstanding and no shares of Series A Preferred Stock have been issued.

4. That at a meeting of the Board of Directors duly held on October 31, 2013, the Board of Directors of the Corporation adopted the following resolution (i) amending in their entirety the powers, designations, preferences, and relative, participating, optional and other rights of shares of the Series A Preferred Stock, and the qualifications, limitations or restrictions thereof, and (ii) changing the name of such series from the “Series A Preferred Stock” to the “Series A Junior Participating Preferred Stock”:

FURTHER RESOLVED	that pursuant to the authority vested in the Board by its Certificate of Incorporation, as amended (the “Certificate”) and by the provisions of Section 151(g) of the General Corporation Law of the State of Delaware, (i) the powers, designations, preferences, and relative, participating, optional and other rights of shares of the Series A Preferred Stock, par value $0.01 per share, of the Company, and the qualifications, limitations or restrictions thereof be, and the same hereby are, amended in their entirety, and (ii) the name of such series be, and the same hereby is, changed from the “Series A Preferred Stock” to the “Series A Junior Participating Preferred Stock”, as set forth in the Amended Certificate of Designation of Series A Preferred Stock, a copy of which has been presented to, reviewed and adopted by this Board of Directors;

CERTIFICATE OF DESIGNATION

OF

SERIES A JUNIOR PARTICIPATING PREFERRED STOCK

OF

ARIAD PHARMACEUTICALS, INC.

SECTION 1. Dividends or Distributions. (a) Subject to the superior rights of the holders of shares of any other series of preferred stock of the Company or other class of capital stock of the Company ranking superior to the shares of Series A Junior Participating Preferred Stock with respect to dividends, the holders of shares of Series A Junior Participating Preferred Stock shall be entitled to receive, when, as and if declared by the Board, out of the assets of the Company legally available therefor, (1) quarterly dividends payable in cash on the last day of each fiscal quarter in each year, or such other dates as the Board shall approve (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or a fraction of a share of Series A Junior Participating Preferred Stock, in the amount of $10.00 per whole share (rounded to the nearest cent) less the amount of all cash dividends declared on the Series A Junior Participating Preferred Stock pursuant to the following clause (2) since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Junior Participating Preferred Stock (the total of which shall not, in any event, be less than zero) and (2) dividends payable in cash on the payment date for each cash dividend declared on the shares of Common Stock, par value $0.001 per share, of the Company (the “Common Stock”) in an amount per whole share (rounded to the nearest cent) equal to the Formula Number (as hereinafter defined) then in effect times the cash dividends then to be paid on each share of Common Stock. In addition, if the Company shall pay any dividend or make any distribution on the Common Stock payable in assets, securities or other forms of noncash consideration (other than dividends or distributions solely in shares of Common Stock), then, in each such case, the Company shall simultaneously pay or make on each outstanding whole share of Series A Junior Participating Preferred Stock a dividend or distribution in like kind equal to the Formula Number then in effect times such dividend or distribution on each share of Common Stock. As used herein, the “Formula Number” shall be 1,000; provided, however, that, if at any time after October 31, 2013, the Company shall (i) declare or pay any dividend on the Common Stock payable in shares of Common Stock or make any distribution on the Common Stock in shares of Common Stock, (ii) subdivide (by a stock split or otherwise) the outstanding shares of Common Stock into a larger number of shares of Common Stock or (iii) combine (by a reverse stock split or otherwise) the outstanding shares of Common Stock into a smaller number of shares of Common Stock, then in each such event the Formula Number shall be adjusted to a number determined by multiplying the Formula Number in effect immediately prior to such event by a fraction, the numerator of which is the number of shares of Common Stock that are outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that are outstanding immediately prior to such event (and rounding the result to the nearest whole number); and provided further that, if at any time after October 31, 2013, the Company shall issue any shares of its capital stock in a merger, reclassification, or change of the outstanding shares of Common Stock, then in each such event the Formula Number shall be appropriately adjusted to reflect such merger, reclassification or change so that each share of Series A Junior Participating Preferred Stock continues to be the economic equivalent of a Formula Number of shares of Common Stock prior to such merger, reclassification or change.

(b) The Company shall declare a cash dividend on the Series A Junior Participating Preferred Stock as provided in Section 1(a)(2) immediately prior to or at the same time it declares a cash dividend on the Common Stock; provided, however, that, in the event no cash dividend shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, during the period between the first issuance of any share or fraction of a share of Series A Junior Participating Preferred Stock, a dividend of $10.00 per whole share on the Series A Junior Participating Preferred Stock shall nevertheless accrue on such subsequent Quarterly Dividend Payment Date or the first Quarterly Dividend Payment Date, as the case may be. The Board may fix a record date for the determination of holders of shares of Series A Junior Participating Preferred Stock entitled to receive a dividend or distribution declared thereon, which record date shall be the same as the record date for any corresponding dividend or distribution on the Common Stock.

(c) Whether or not declared, dividends shall begin to accrue and be cumulative on outstanding shares of Series A Junior Participating Preferred Stock from and after the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue and be cumulative from and after the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Junior Participating Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from and after such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Junior Participating Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding.

(d) So long as any shares of Series A Junior Participating Preferred Stock are outstanding, no dividends or other distributions shall be declared, paid or distributed, or set aside for payment or distribution, on the Common Stock unless, in each case, the dividend required by this Section 1 to be declared on the Series A Junior Participating Preferred Stock shall have been declared and set aside.

(e) The holders of shares of Series A Junior Participating Preferred Stock shall not be entitled to receive any dividends or other distributions except as herein provided.

SECTION 2. Voting Rights. The holders of shares of Series A Junior Participating Preferred Stock, in addition to the voting rights provided by law, shall have the following voting rights:

(a) Each holder of Series A Junior Participating Preferred Stock shall be entitled to a number of votes on each matter on which holders of the Common Stock or stockholders generally are entitled to vote equal to the Formula Number then in effect, for each share of Series A Junior Participating Preferred Stock held of record, multiplied by the maximum number of votes per share which any holder of Common Stock or stockholders generally then have with respect to such matter (assuming, if applicable, any holding period or other requirement to exercise such maximum voting rights is satisfied).

(b) Except as otherwise herein provided or by applicable law, the holders of shares of Series A Junior Participating Preferred Stock and the holders of shares of Common Stock shall vote together as one class for the election of directors of the Company and on all other matters submitted to a vote of stockholders of the Company.

(c) Except as otherwise herein provided or by applicable law, holders of Series A Junior Participating Preferred Stock shall have no voting rights.

SECTION 3. Certain Restrictions. (a) Whenever quarterly dividends or other dividends or distributions on the Series A Junior Participating Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Junior Participating Preferred Stock outstanding shall have been paid in full, the Company shall not:

(i) declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock;

(ii) declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Junior Participating Preferred Stock, except dividends paid ratably on the Series A Junior Participating Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

(iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Junior Participating Preferred Stock; provided, however, that the Company may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Company ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Junior Participating Preferred Stock; or

(iv) purchase or otherwise acquire for consideration any shares of Series A Junior Participating Preferred Stock, or any shares of stock ranking on a parity with the Series A Junior Participating Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board) to all holders of such shares upon such terms as the Board, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(b) The Company shall not permit any subsidiary of the Company to purchase or otherwise acquire for consideration any shares of stock of the Company unless the Company could, under Section 3(a), purchase or otherwise acquire such shares at such time and in such manner.

SECTION 4. Liquidation Rights. Upon the liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, no distribution shall be made (1) to the holders of any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Junior Participating Preferred Stock unless, prior thereto, the holders of shares of Series A Junior Participating Preferred Stock shall have received an amount equal to the accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, plus an amount equal to the greater of (x) $1,000 per whole share or (y) an aggregate amount per share equal to the Formula Number then in effect times the aggregate amount to be distributed per share to holders of Common Stock or (2) to the holders of any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Junior Participating Preferred Stock, except distributions made ratably on the Series A Junior Participating Preferred Stock and all other such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up.

SECTION 5. Consolidation, Merger, etc. In case the Company shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash or any other property, then in any such case the then outstanding shares of Series A Junior Participating Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share equal to the Formula Number then in effect times the aggregate amount of stock, securities, cash or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is exchanged or changed. In the event both this Section 5 and Section 1 appear to apply to a transaction, this Section 5 will control.

SECTION 6. No Redemption; No Sinking Fund. (a) The shares of Series A Junior Participating Preferred Stock shall not be subject to redemption by the Company or at the option of any holder of Series A Junior Participating Preferred Stock; provided, however, that, subject to Section 3(a)(iv), the Company may purchase or otherwise acquire outstanding shares of Series A Junior Participating Preferred Stock in the open market or by offer to any holder or holders of shares of Series A Junior Participating Preferred Stock.

(b) The shares of Series A Junior Participating Preferred Stock shall not be subject to or entitled to the operation of a retirement or sinking fund.

SECTION 7. No Purchase Fund. The shares of Series A Junior Participating Preferred Stock shall not be subject to or entitled to the operation of a purchase fund.

SECTION 8. No Conversion; No Exchange. The shares of Series A Junior Participating Preferred Stock shall not be convertible into, or exchangeable for, shares of any other class or series.

SECTION 9. Ranking. The Series A Junior Participating Preferred Stock shall rank junior to all other series of preferred stock of the Company unless the Board shall specifically determine otherwise in fixing the powers, preferences and relative, participating, optional and other special rights of the shares of such series and the qualifications, limitations and restrictions thereof.

SECTION 10. Fractional Shares. The Series A Junior Participating Preferred Stock shall be issuable upon exercise of the Rights issued pursuant to the Rights Agreement in whole shares or in any fraction of a share that is one one-thousandth of a share (as such fraction may be adjusted as provided in the Rights Agreement) or any integral multiple of such fraction which shall entitle the holder, in proportion to such holder’s fractional shares, to receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series A Junior Participating Preferred Stock. In lieu of any fractional shares, the Company may elect (a) to make a cash payment as provided in the Rights Agreement for fractions of a share, other than those one one-thousandths (1/1,000ths) of a Preferred Share (as such fraction may be adjusted as provided in the Rights Agreement), or any integral multiple thereof, represented by one or more whole Rights immediately prior to such exercise, or (b) to issue depositary receipts evidencing fractional shares of Series A Junior Participating Preferred Stock pursuant to an appropriate agreement between the Company and a depository selected by the Company; provided, however, that such agreement shall provide that the holders of such depositary receipts shall have all the rights, privileges and preferences to which they are entitled as holders of the Series A Junior Participating Preferred Stock.

SECTION 11. Reacquired Shares. Any shares of Series A Junior Participating Preferred Stock purchased or otherwise acquired by the Company in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. All such shares shall upon their cancelation become authorized but unissued shares of Preferred Stock, without designation as to series until such shares are once more designated as part of a particular series by the Board pursuant to the provisions of the Articles.

SECTION 12. Amendment. So long as any shares of Series A Junior Participating Preferred Stock shall be outstanding, (i) none of the voting power, the designations, the relative preferences, powers, participating, optional or other special rights and the qualifications, limitations and restrictions of the Series A Junior Participating Preferred Stock as herein provided shall be amended in any manner which would alter or change the powers, preferences, rights or privileges of the holders of Series A Junior Participating Preferred Stock so as to affect them adversely and (ii) no amendment, alteration or repeal of the Articles or of the Amended and Restated By-laws of the Company shall be effected so as to affect adversely any of such powers, preferences, rights or privileges.

IN WITNESS WHEREOF, the Company has caused this Amended Certificate of Designations to be signed by Harvey J. Berger, M.D. its Chairman and Chief Executive Officer, as of the         day of November, 2013.

ARIAD PHARMACEUTICALS, INC.

By:
Harvey J. Berger
Chairman and Chief Executive Officer

EXHIBIT B

[Form of Right Certificate]

Certificate No. [R]-	Rights

NOT EXERCISABLE AFTER OCTOBER 30, 2016, OR EARLIER IF REDEEMED BY THE COMPANY OR OTHERWISE EXPIRED PURSUANT TO THE RIGHTS AGREEMENT. THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE COMPANY, AT $0.001 PER RIGHT, ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT. RIGHTS BENEFICIALLY OWNED BY AN ACQUIRING PERSON OR AN AFFILIATE OR ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT) AND BY ANY SUBSEQUENT HOLDER OF SUCH RIGHTS ARE NULL AND VOID AND NONTRANSFERABLE.

Right Certificate

ARIAD PHARMACEUTICALS, INC.

This certifies that                    , or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement dated as of October 31, 2013, as it may be amended from time to time (the “Rights Agreement”), between ARIAD PHARMACEUTICALS, INC., a Delaware corporation (the “Company”), and COMPUTERSHARE TRUST COMPANY, N.A., as Rights Agent (the “Rights Agent”), unless the Rights evidenced hereby shall have been previously redeemed or exchanged by the Company, to purchase from the Company at any time after the Distribution Date (as defined in the Rights Agreement) and prior to 5:00 p.m., New York City time on the earliest of (a) October 30, 2016, (b) the effective date of the repeal of Section 382 or any successor statute if the Board determines that the Rights Agreement is no longer necessary or desirable for the preservation of NOLs or other tax benefits, (c) the first day of a taxable year of the Company to which the Board determines that no NOLs or other tax benefits may be carried forward or (d) October 30 2014, if shareholder approval of the Rights Agreement has not been obtained by or on such date, unless earlier redeemed or exchanged by the Company as described below (the earliest of the events described in clauses (a), (b), (c), and (d) being referred to as, the “Expiration Date”), at the office or offices of the Rights Agent designated for such purpose, or its successors as Rights Agent, one one-thousandth (1/1,000th) of a fully paid, nonassessable share of Series A Junior Participating Preferred Stock, par value $0.01 per share, of the Company (the “Preferred Shares”), at a purchase price per one one-thousandth (1/1,000th) of a share equal to $20.00 (the “Purchase Price”) payable in cash, upon presentation and surrender of this Right Certificate with the Form of Election to Purchase duly executed.

The Purchase Price and the number and kind of shares which may be purchased upon exercise of each Right evidenced by this Right Certificate, as set forth above, are the Purchase Price and the number and kind of shares which may be so purchased as of October 31, 2013. As provided in the Rights Agreement, the Purchase Price and the number and kind of shares which may be purchased upon the exercise of each Right evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events.

If the Rights evidenced by this Right Certificate are at any time beneficially owned by an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined in the Rights Agreement), such Rights shall be null and void and nontransferable and the holder of any such Right (including any purported transferee or subsequent holder) shall not have any right to exercise or transfer any such Right.

This Right Certificate is subject to all the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which reference to the Rights Agreement is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates. Copies of the Rights Agreement are on file at the above-mentioned office of the Rights Agent and are also available from the Company upon written request.

This Right Certificate, with or without other Right Certificates, upon surrender at the office of the Rights Agent designated for such purpose, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number and kind of shares as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised.

Subject to the provisions of the Rights Agreement, the Rights evidenced by this Right Certificate may be redeemed by the Company at its option at a redemption price (in cash or shares of Common Stock, par value $0.001 per share, of the Company or other securities of the Company deemed by the Board of Directors of the Company (the “Board”) to be at least equivalent in value) of $0.001 per Right (which amount shall be subject to adjustment as provided in the Rights Agreement) at any time prior to the earlier of (i) the Distribution Date and (ii) the Expiration Date.

With respect to one one-thousandths (1/1,000ths) of a Preferred Share (as such fraction may be adjusted as provided in the Rights Agreement), or any integral multiple thereof, represented by one or more whole Rights immediately prior to their exercise, the Company shall be required and, with respect to other fractions of a Preferred Share the Company may, but shall not be required, to (i) issue fractions of Preferred Shares upon exercise of the Rights or distribute certificates that evidence such fractional Preferred Shares or (ii) utilize a depositary arrangement as provided by the terms of the Rights Agreement and the Preferred Shares. Except with respect to one one-thousandths (1/1,000ths) of a Preferred Share (as such fraction may be adjusted as provided in this Rights Agreement), or any integral multiple thereof, represented by one or more whole Rights immediately prior to their exercise, the Company, in lieu of issuing fractional shares, may elect to make a cash payment as provided in the Rights Agreement for fractions of a share.

No holder of this Right Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Preferred Shares or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company, including any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or other distributions or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised as provided in accordance with the provisions of the Rights Agreement.

This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by an authorized signatory of the Rights Agent.

WITNESS the facsimile signature of the proper officers of the Company and its corporate seal.

Dated as of:

ARIAD PHARMACEUTICALS, INC.,

by

Name:
Title:

Attest:

Name:
Title:

Date of countersignature:

Countersigned:

COMPUTERSHARE TRUST COMPANY, N.A., as Rights Agent,

by

Authorized Signatory

[On Reverse Side of Right Certificate]

FORM OF ELECTION TO PURCHASE

(To be executed by the registered holder if

such holder desires to exercise the Rights

represented by this Right Certificate.)

To the Rights Agent:

The undersigned hereby irrevocably elects to exercise                     Rights represented by this Right Certificate to purchase the Preferred Shares (or other shares) issuable upon the exercise of such Rights and requests that certificates for such shares be issued in the name of:

Please insert social security or

other identifying number

(Please print name and address)

If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:

Please insert social security

or other identifying number

(Please print name and address)

Dated: ,

Signature

Signature Medallion Guaranteed:

Signatures must be guaranteed by a participant in the Securities Transfer Agent Medallion Program, the Stock Exchanges Medallion Program or the New York Stock Exchange, Inc. Medallion Signature Program.

The undersigned hereby certifies that (1) the Rights evidenced by this Right Certificate are not being exercised by or on behalf of a person who is or was an Acquiring Person or an Affiliate or Associate thereof (as such terms are defined in the Rights Agreement) and (2) after due inquiry and to the best knowledge of the undersigned, the undersigned did not acquire the Rights evidenced by this Right Certificate from any person who is or was an Acquiring Person or an Affiliate or Associate thereof.

Dated: ,

Signature

Signature Medallion Guaranteed:

Signatures must be guaranteed by a participant in the Securities Transfer Agent Medallion Program, the Stock Exchanges Medallion Program or the New York Stock Exchange, Inc. Medallion Signature Program.

FORM OF ASSIGNMENT

(To be executed by the registered holder if such

holder desires to transfer the Right Certificate.)

FOR VALUE RECEIVED                     hereby sells, assigns and transfer unto

(Please print name and address of transferee)

this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint                     Attorney, to transfer the within Right Certificate on the books of the within-named Corporation, with full power of substitution.

Dated: ,

Signature

Signature Medallion Guaranteed:

Signatures must be guaranteed by a participant in the Securities Transfer Agent Medallion Program, the Stock Exchanges Medallion Program or the New York Stock Exchange, Inc. Medallion Signature Program.

The undersigned hereby certifies that (1) the Rights evidenced by this Right Certificate are not being sold, assigned or transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), (2) this Right Certificate is not being sold, assigned or transferred to or on behalf of any such Acquiring Person, Affiliate or Associate and (3) after inquiry and to the best knowledge of the undersigned, the undersigned did not acquire the Rights evidenced by this Right Certificate from any Person who is or was an Acquiring Person or an Affiliate or Associate thereof (as such terms are defined in the Rights Agreement).

Signature

NOTICE

The signature on the foregoing Form of Election to Purchase or Form of Assignment must correspond to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

EXHIBIT C

RIGHTS BENEFICIALLY OWNED BY ANY ACQUIRING PERSONS OR THEIR AFFILIATES OR ASSOCIATES AND BY ANY SUBSEQUENT HOLDER OF SUCH RIGHTS ARE NULL AND VOID AND NONTRANSFERABLE.

SUMMARY OF RIGHTS TO PURCHASE

SERIES A JUNIOR PARTICIPATING PREFERRED STOCK

OF ARIAD PHARMACEUTICALS, INC.

On October 31, 2013 (the “Rights Dividend Declaration Date”), the Board of Directors (the “Board”) of ARIAD PHARMACEUTICALS, INC., a Delaware corporation (the “Company”), declared a dividend of one right (collectively, the “Rights”) for each outstanding share of Common Stock, par value $0.001 per share, of the Company (the “Common Shares”). The Rights will be issued to the holders of record of Common Shares outstanding at November 11, 2013 (the “Record Date”) and with respect to Common Shares issued thereafter until the Distribution Date (as defined below). Each Right, when it becomes exercisable as described below, will entitle the registered holder to purchase from the Company one one-thousandth (1/1,000th) of a share of Series A Junior Participating Preferred Stock, par value $0.01 per share, of the Company (the “Preferred Shares”) at a price of $20.00 (the “Purchase Price”). The description and terms of the Rights are set forth in a Section 382 Rights Agreement dated as of October 31, 2013 as it may be amended from time to time (the “Rights Agreement”), between the Company and Computershare Trust Company, N.A., as Rights Agent (the “Rights Agent”).

The Board adopted the Rights Agreement in an effort to protect shareholder value by attempting to protect against a possible limitation on the Company’s ability to use its net operating loss carryforwards (the “NOLs”) and other tax benefits to reduce potential future United States Federal income tax obligations. The Company has experienced and continues to experience substantial operating losses, and under the Internal Revenue Code of 1986, as amended (the “Code”), and rules promulgated thereunder, the Company may “carry forward” these NOLs and other tax benefits in certain circumstances to offset any current and future earnings and thus reduce the Company’s federal income tax liability, subject to certain requirements and restrictions. To the extent that the NOLs and other tax benefits do not otherwise become limited, the Company believes that it will be able to carry forward a significant amount of NOLs and other tax benefits, and therefore these NOLs and other tax benefits could be a substantial asset to the Company. However, if the Company experiences an “Ownership Change,” as defined in Section 382, its ability to use the NOLs and other tax benefits will be substantially limited, including that the timing of the usage of the NOLs and other tax benefits could be substantially delayed, which could therefore significantly impair the value of those assets.

Until the earlier of 5:00 p.m. New York City time on (a) the tenth calendar day after such date as the Company learns that a person or group (including any affiliate or associate of such person or group), has acquired, or obtained the right to acquire, beneficial ownership of 4.99% or more of the outstanding Common Shares (any such person or group being called an “Acquiring Person”) (subject to exceptions), and (b) such date, if any, as may be designated by the Board following the commencement of, or first public disclosure of an intention to commence, a tender or exchange offer for outstanding Common Shares which could result in such person or group becoming the beneficial owner of 4.99% or more of the outstanding Common Shares (the earlier of such dates being called the “Distribution Date”), the Rights will be evidenced by certificates for Common Shares registered in the names of the holders thereof, or, in the case of Common Shares held in uncertificated form, by the transaction statement or other record of ownership of such Common Shares, and not by separate Right Certificates. Generally, the Rights Agreement provides that any person or group (including any affiliate or associate of such person or group) (a “Grandfathered Person”) which beneficially owned (as disclosed in public filings with the Securities and Exchange Commission) 4.99% or more of the outstanding Common Shares as of the Rights Dividend Declaration Date (the percentage of such ownership, the “Grandfathered Percentage”) will not be deemed an “Acquiring Person” unless such Grandfathered Person exceeds its Grandfathered Percentage by 0.5% or more. If any Grandfathered Person shall sell, transfer or otherwise dispose of any outstanding Common Shares after the Rights Dividend Declaration Date, the related Grandfathered Percentage shall then mean, the lesser of (a) the Grandfathered Percentage as in effect immediately prior to such sale, transfer or disposition or (b) the percentage of outstanding Common Shares of the Company that such Grandfathered Person beneficially owns immediately following such sale, transfer or disposition; provided, however, if at any time after the Rights Dividend Declaration Date, such Grandfathered Person is the beneficial owner of less than 4.99% of the outstanding Common Shares, then such person or group (including any affiliate or associate of such person or group) will cease to be a Grandfathered Person. Additionally, the Rights Agreement includes procedures whereby the Board will consider requests to exempt (a) any person or group (including any affiliate or associate of such person or group) (an “Exempt Person”) which would otherwise be an “Acquiring Person”, or (b) any transaction (an “Exempt Transaction”) resulting in the beneficial ownership of Common Shares, prior to the consummation of such transaction, from the Acquiring Person trigger, in each case if the Board determines in its sole discretion either that such person or group (including any affiliate or associate of such person or group) or such transaction (i) will not jeopardize or endanger the availability of the NOLs or other tax benefits to the Company or (ii) is otherwise in the best interest of the Company; provided that, (A) in the case of an Exempt Person, if the Board later makes a contrary determination with respect to the effect of such person or group’s (including any affiliate or associate of such person or group) beneficial ownership with respect to the availability to the Company of its NOLs or other tax benefits, such person or group (including any affiliate or associate of such person or group) shall cease to be an Exempt Person and (B) in the case of an Exempt Person or Exempt Transaction, the Board may require the applicable person or group (including any affiliate or associate of such person or group) to make certain representations or undertakings, the violation or attempted violation of which will be subject to such consequences as the Board may determine it its sole discretion, including that such person or group (including any affiliate or associate of such person or group) shall become an “Acquiring Person”.

With respect to any Common Shares outstanding as of the Record Date, until the earliest of the Distribution Date, the Redemption Date or the Expiration Date (as defined below), (a) in the case of certificated shares, the Rights associated with the Common Shares represented by a certificate shall be evidenced by such certificate along with a copy of this Summary of Rights, and the surrender for transfer of any such certificate shall also constitute the transfer of the Rights associated with the Common Shares represented thereby, and (b) in the case of Common Shares held in uncertificated form, the Rights associated with the Common Shares shall be evidenced by the balances indicated in the book-entry account system of the transfer agent for the Common Shares, and the transfer of any Common Shares in the book-entry account system of the transfer agent for such Common Shares shall also constitute the transfer of the Rights associated with such Common Shares. Therefore, until the Distribution Date, the Rights may be transferred with and only with the underlying Common Shares.

As soon as practicable following the Distribution Date, separate certificates evidencing the Rights (“Right Certificates”) will be mailed to holders of record of the Common Shares as of the close of business on the Distribution Date, and such separate Right Certificates alone will thereafter evidence the Rights.

The Rights are not exercisable until the Distribution Date and will expire at 5:00 p.m., New York City time, on the earliest of (a) October 30, 2016, (b) the effective date of the repeal of Section 382 or any successor statute if the Board determines that the Rights Agreement is no longer necessary or desirable for the preservation of NOLs or other tax benefits, (c) the first day of a taxable year of the Company to which the Board determines that no NOLs or other Tax Benefits may be carried forward or (d) October 30, 2014, if shareholder approval of the Rights Agreement has not been obtained by or on such date (the earliest of the events described in clauses (a), (b), (c), and (d) being referred to as, the “Expiration Date”), unless earlier redeemed or exchanged by the Company as described below.

The number of Preferred Shares or other securities issuable upon exercise of the Rights is subject to adjustment by the Board in the event of any change in the Common Shares or Preferred Shares, whether by reason of stock dividends, stock splits, reclassifications, recapitalizations, mergers, consolidations, combinations or exchanges of securities, split-ups, split-offs, spin-offs, liquidations, other similar changes in capitalization, any distribution or issuance of cash, assets, evidences of indebtedness or subscription rights, options or warrants to holders of Common Shares or Preferred Shares or otherwise. The Purchase Price and the number of Preferred Shares or other securities issuable upon exercise of the Rights are subject to adjustment from time to time in the event of the declaration of a stock dividend on the Common Shares payable in Common Shares or a subdivision or combination of the Common Shares prior to the Distribution Date.

The Preferred Shares are authorized to be issued in fractions which are an integral multiple of one one-thousandth (1/1,000th) of a Preferred Share and, unless represented by depositary receipts pursuant to a depositary arrangement (as provided by the terms of the Preferred Shares), shall be so issued. The foregoing sentence notwithstanding, the Company may, in lieu of issuing fractional shares (other than fractional shares represented by one or more whole Rights immediately prior to their exercise), make a cash payment for such shares based on the market price of such shares on the first trading date prior to the date of exercise.

Subject to the right of the Board to redeem or exchange the Rights as described below, on the tenth day after such time as the Company learns that there is an Acquiring Person, the holder of each Right will thereafter have the right to receive, upon exercise thereof, for the Purchase Price, that number of one one-thousandths (1/1,000ths) of a Preferred Share equal to the number of Common Shares which at the time of such transaction would have a market value of twice the Purchase Price. Any Rights that are or were beneficially owned by an Acquiring Person will become null and void and will not be subject to this “flip-in” provision.

In the event the Company is acquired by, or otherwise engages in a merger, share exchange or other business combination with, an Acquiring Person that has common shares publicly traded in the United States or 50% or more of the Company’s assets or assets representing 50% or more of the Company’s earning power are sold, leased, exchanged or otherwise transferred (in one or more transactions) to an Acquiring Person that has common shares publicly traded in the United States, proper provision must be made so that each Right will entitle its holder to purchase, for the Purchase Price, that number of common shares of such entity which at the time of the transaction would have a market value of twice the Purchase Price. In the event the Company is acquired in a merger or other business combination by an Acquiring Person that does not have common shares publicly traded in the United States or 50% or more of the Company’s assets or assets representing 50% or more of the earning power of the Company are sold, leased, exchanged or otherwise transferred (in one or more transactions) to an Acquiring Person that does not have common shares publicly traded in the United States, proper provision must be made so that each Right will entitle its holder to purchase, for the Purchase Price, at such holder’s option, (a) if such entity has common shares publicly traded outside the United States, that number of common shares of such entity which at the time of the transaction would have a market value of twice the Purchase Price, (b) that number of common shares of the surviving corporation in the transaction with such entity which at the time of the transaction would have a book value of twice the Purchase Price, (c) that number of common shares of such entity which at the time of the transaction would have a book value of twice the Purchase Price or (d) if such entity has an affiliate which has common shares publicly traded in the United States, that number of common shares of such affiliate which at the time of the transaction would have a market value of twice the Purchase Price. This “flip-over” provision only applies to a merger or similar business combination with an Acquiring Person.

ANY RIGHTS THAT ARE OR WERE, AT ANY TIME ON OR AFTER THE DATE AN ACQUIRING PERSON BECOMES SUCH, BENEFICIALLY OWNED BY SUCH ACQUIRING PERSON OR ANY AFFILIATE OR ASSOCIATE OF SUCH ACQUIRING PERSON (OR A TRANSFEREE THEREOF) WILL BECOME NULL AND VOID AND ANY HOLDER OF ANY SUCH RIGHT (INCLUDING ANY SUBSEQUENT HOLDER) WILL BE UNABLE TO EXERCISE ANY SUCH RIGHT.

The Rights are redeemable by the Board at a redemption price of $0.001 per Right (the “Redemption Price”) any time prior to the earlier of (a) the Distribution Date and (b) the Expiration Date (the date of such redemption being the “Redemption Date”). Immediately upon the action of the Board electing to redeem the Rights, and without any further action and without any notice, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

After there is an Acquiring Person the Board may elect to exchange each Right (other than Rights owned by an Acquiring Person) for consideration per Right consisting of (a) one-half of the securities that would be issuable at such time upon the exercise of one Right pursuant to the terms of the Rights Agreement or (b) cash, Preferred Shares (including fractions thereof), Common Shares (including fractions thereof) or other equity or debt securities (or any combination of any of the foregoing) having an aggregate value equal to one-half of the value of Preferred Shares (including fractions thereof) that would be issuable at such time upon the exercise of one Right pursuant to the terms of the Rights Agreement. Notwithstanding the foregoing, the Board is not empowered to effect such exchange at any time after any person (other than the Company, any subsidiary of the Company, any employee benefit plan of the Company or any such subsidiary, or any entity holding Common Shares for or pursuant to the terms of any such plan), together with all affiliates and associates of such person, becomes the beneficial owner of 50% or more of the Common Shares then outstanding.

If the Board elects to mandatorily exchange any Rights, the Board may, at its option and without limiting any rights the Company may have under the Rights Agreement, cause the Company to enter into one or more arrangements it deems necessary or appropriate to implement and give effect to such mandatory exchange in the manner contemplated by the Rights Agreement, including by establishing one or more trusts or other mechanisms for the proper and orderly distribution of the securities and/or cash to be exchanged therefor.

At any time prior to the date the Company learns that a person or group (including any affiliate or associate of such person or group) has become an Acquiring Person (subject to exceptions), the Company may, without the approval of any holder of the Rights, supplement or amend any provision of the Rights Agreement (including the date on which the Distribution Date will occur, the amount of the Purchase Price or the definition of “Acquiring Person”), except that no supplement or amendment may be made that reduces the Redemption Price or adversely affects the holders of Rights (other than an Acquiring Person, an affiliate or associate of an Acquiring Person and certain transferees).

Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including the right to vote or to receive dividends.

A copy of the Rights Agreement, including the terms of the Preferred Shares, will be filed with the Securities and Exchange Commission as an Exhibit to a Registration Statement on Form 8-A. A copy of the Rights Agreement is available free of charge from the Company upon written request. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is incorporated herein by reference.

Appendix B

ARIAD PHARMACEUTICALS, INC.

2014 LONG-TERM INCENTIVE PLAN

1. Purpose. The purposes of the ARIAD Pharmaceuticals, Inc. 2014 Long-Term Incentive Plan (the “Plan”) are to (a) to attract, reward and retain highly competent persons as employees, directors, and consultants of the Company; (b) to provide additional incentives to such employees, directors, and consultants by aligning their interests with those of the Company’s shareholders; and (c) to promote the success of the business of the Company.

2. Definitions. The following definitions shall be applicable throughout the Plan:

(a) “Affiliate” means an entity in which the Company has a direct or indirect equity interest, whether now or hereafter existing; provided however, that with respect to an Incentive Stock Option, an Affiliate means a “parent corporation” (as defined in Section 424(e) of the Code) or a “subsidiary corporation” (as defined in Section 424(f) of the Code) with respect to the Company, whether now or hereafter existing.

(b) “Award” means, individually or collectively, any Incentive Stock Option, Nonqualified Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Stock Bonus Award, Dividend Equivalent, and Performance Compensation Award granted under the Plan.

(c) “Award Agreement” means any agreement or other instrument (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)) setting forth the terms of an Award that has been duly authorized and approved by the Committee.

(c) “Board” means the Board of Directors of the Company.

(d) “Cause”, in connection with the termination of a Participant’s services, means (1) with respect to any Participant employed under a written employment agreement with the Company which agreement includes a definition of “cause,” “cause” as defined in that agreement, or (2) with respect to any other Participant, any of the following:

(i) the failure of the Participant to perform any of his or her material duties to the Company, including, without limitation, breach of the Company’s code of ethics, conflict of interest or employment policies;

(ii) the Participant’s conviction (including any pleas of guilty or nolo contendre) of any felony or other crime that the Committee reasonably determines adversely impacts the Participant’s ability to continue performing services with the Company;

(iii) any act or omission to act by the Participant (other than the Participant’s resignation or retirement) which would reasonably be likely to have the effect of injuring the reputation, business or business relationships of the Company or impairing the Participant’s ability to perform services for the Company;

(iv) acts of theft, embezzlement, fraud, dishonesty, misrepresentation or falsification of documents or records involving the Company;

(v) violation of any law or administrative regulation related to the Company’s business and use of the Company’s facilities or premises to conduct unlawful or unauthorized activities or transactions;

(vi) conduct that could result in publicity reflecting unfavorably on the Company in a material way;

(vii) the Participant’s improper use of the Company’s confidential or proprietary information; or

(viii) a breach of the terms of any employment agreement, confidentiality agreement, non-competition agreement and nonsolicitation agreement or any other agreement between the Participant and the Company, after giving effect to the notification provisions, if any, and the mechanisms to remedy or cure a breach, if appropriate, as described in any such agreement.

The Committee shall determine whether conduct constituting “Cause” has occurred for purposes of the Plan. For purposes of this definition, the term “Company” includes any Affiliate of the Company and “Cause” is not limited to events that have occurred before a Participant’s termination of service, nor is it necessary that the Committee’s finding of “Cause” occur prior to termination of service.

(e) “Code” means the Internal Revenue Code of 1986, as amended, and any successor thereto. Reference in the Plan to any section of the Code shall be deemed to include any regulations or other interpretative guidance under such section, and any amendments or successor provisions to such section, regulations or guidance.

(f) “Committee” means the Compensation Committee of the Board.

(g) “Company” means ARIAD Pharmaceuticals, Inc., a Delaware corporation, or any successor thereto.

(h) “Date of Grant” means the date on which the granting of an Award is authorized, or such other date as may be specified in such authorization.

(i) “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code. The Committee shall determine both whether Disability has occurred and the date of its occurrence. If requested, a Participant shall be examined by a physician selected or approved by the Committee.

(j) “Dividend Equivalent” shall mean a right to receive the equivalent value (in cash or Shares) of dividends paid on Shares, awarded under Sections 10(b) or 10(c) of the Plan.

(k) “Effective Date” means June 25, 2014, the date on which the Plan is first approved by the shareholders of the Company.

(l) “Eligible Director” means a Director who is (i) a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act, and (ii) an “outside director” within the meaning of Section 162(m) of the Code.

(m) “Eligible Person” means any (i) individual employed by the Company or any of its Affiliates; (ii) director of the Company or any of its Affiliates; (iii) consultant or advisor to the Company or any of its Affiliates who may be offered securities registrable on Form S-8 under the Securities Act or any other available exemption, as applicable; or (iv) prospective employees, directors, officers, consultants or advisors who have accepted offers of employment or consultancy from the Company or its Affiliates (and would satisfy the provisions of clauses (i) through (iii) above once such person begins employment with or providing services to the Company or its Affiliates).

(n) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor thereto. Any reference in the Plan to any section of (or rule promulgated under) the Exchange Act shall be deemed to include any rules, regulations or other interpretative guidance under such section or rule, and any amendments or successor provisions to such section, rules, regulations or guidance.

(o) “Exercise Price” has the meaning given such term in Section 7(b) of the Plan.

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(p) “Fair Market Value” means, as of any date, the value of a Share as determined by the Committee, in its discretion, subject to the following:

(i) If, on such date, Shares are listed on one or more established U.S. national or regional securities exchanges, the Fair Market Value of a share shall be the closing price of a Share on such date as quoted on such exchange constituting the primary market for the shares, as reported in The Wall Street Journal or such other source as the Company deems reliable (or, if no such closing price is reported, the closing price on the last preceding date on which such price of Shares is so reported).

(ii) Notwithstanding clause (i) above, the Committee may, in its discretion, determine the Fair Market Value of a Share on the basis of the opening, closing, or average of the high and low sale prices of a Share on such date or the preceding trading day, the actual sale price of a Share, any other reasonable basis using actual transactions involving Shares as reported on an established U.S. national or regional securities exchange, or on any other basis consistent with the requirements of Section 409A of the Code.

(iii) The Committee may vary its method of determining Fair Market Value as provided in this Section for purposes of different provisions under the Plan. The Committee may delegate its authority to establish Fair Market Value for purposes of determining whether sufficient consideration has been paid to exercise Options or SARs or for purposes of any other transactions involving outstanding Awards.

(q) “Immediate Family Members” shall have the meaning set forth in Section 14(b) of the Plan.

(r) “Incentive Stock Option” means an Option that is designated by the Committee as an incentive stock option as described in Section 422 of the Code and otherwise meets the requirements set forth in the Plan.

(s) “Indemnifiable Person” shall have the meaning set forth in Section 4(e) of the Plan.

(t) “Negative Discretion” shall mean the discretion authorized by the Plan to be applied by the Committee to eliminate or reduce the size of a Performance Compensation Award consistent with Section 162(m) of the Code.

(u) “Nonqualified Stock Option” means an Option that is not designated by the Committee as an Incentive Stock Option.

(v) “Option” means an Award granted under Section 7 of the Plan.

(w) “Option Period” has the meaning given such term in Section 7(c) of the Plan.

(x) “Participant” means an Eligible Person who has been selected by the Committee to participate in the Plan and to receive an Award pursuant to Section 6 of the Plan.

(y) “Performance Compensation Award” shall mean any Award designated by the Committee as a Performance Compensation Award pursuant to Section 11 of the Plan.

(z) “Performance Criteria” shall mean the criterion or criteria that the Committee shall select for purposes of establishing the Performance Goal(s) for a Performance Period with respect to any Performance Compensation Award under the Plan.

(aa) “Performance Formula” shall mean, for a Performance Period, the one or more objective formulae applied against the relevant Performance Goal to determine, with regard to the Performance Compensation Award of a particular Participant, whether all, some portion but less than all, or none of the Performance Compensation Award has been earned for the Performance Period.

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(bb) “Performance Goals” shall mean, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon the Performance Criteria.

(cc) “Performance Period” shall mean the one or more periods of time, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance Compensation Award.

(dd) “Permitted Transferee” shall have the meaning set forth in Section 14(b) of the Plan.

(ee) “Person” means a “person” as such term is used for purposes of 13(d) or 14(d) of the Exchange Act, or any successor section thereto.

(ff) “Plan” means the 2014 ARIAD Pharmaceuticals, Inc. Long-Term Incentive Plan.

(gg) “Restricted Period” means the period of time determined by the Committee during which an Award is subject to restrictions or, as applicable, the period of time within which performance is measured for purposes of determining whether an Award has been earned.

(hh) “Restricted Stock” means Shares, subject to certain specified restrictions (including, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9 of the Plan.

(ii) “Restricted Stock Unit” means an unfunded and unsecured promise to deliver Shares, cash, other securities or other property, subject to certain specified restrictions (including, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9 of the Plan.

(jj) “SAR Period” has the meaning given such term in Section 8(b) of the Plan.

(kk) “Securities Act” means the Securities Act of 1933, as amended, and any successor thereto. Reference in the Plan to any section of the Securities Act shall be deemed to include any rules, regulations or other interpretative guidance under such section, and any amendments or successor provisions to such section, rules, regulations or guidance.

(ll) “SEC” means the Securities and Exchange Commission.

(mm) “Share” means a share of the Company’s common stock, $.001 par value per share.

(nn) “Stock Appreciation Right” or “SAR” means an Award granted under Section 8 of the Plan.

(oo) “Stock Bonus Award” means an Award granted under Section 10(a) of the Plan.

(pp) “Strike Price” means, except as otherwise provided by the Committee in the case of Substitute Awards, (i) in the case of a SAR granted in tandem with an Option, the Exercise Price of the related Option, or (ii) in the case of a SAR granted independent of an Option, the Fair Market Value on the Date of Grant.

(qq) “Substitute Award” has the meaning given such term in Section 5(e).

3. Effective Date; Duration. The Plan shall be effective as of the Effective Date. The expiration date of the Plan, on and after which date no Awards may be granted hereunder, shall be the tenth anniversary of the Effective Date; provided, however, that such expiration shall not affect Awards then outstanding, and the terms and conditions of the Plan shall continue to apply to such Awards.

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4. Administration.

(a) The Committee shall administer the Plan. To the extent required to comply with the provisions of Rule 16b-3 promulgated under the Exchange Act (if the Board is not acting as the Committee under the Plan) or necessary to obtain the exception for performance-based compensation under Section 162(m) of the Code, as applicable, it is intended that each member of the Committee shall, at the time he takes any action with respect to an Award under the Plan, be an Eligible Director. However, the fact that a Committee member shall fail to qualify as an Eligible Director shall not invalidate any Award granted by the Committee that is otherwise validly granted under the Plan.

(b) Subject to the provisions of the Plan and applicable law, the Committee shall have the sole and plenary authority, in addition to other express powers and authorizations conferred on the Committee by the Plan, (i) to determine the Fair Market Value; (ii) to select the Participants to whom Awards may be granted hereunder and the types of Awards to be granted to each; (iii) to determine the number of Shares to be covered by each Award granted hereunder; (iv) to determine whether, to what extent, and under what circumstances an Award may be settled or exercised in cash, Shares, other securities, other Awards, or other property, or cancelled, forfeited, or suspended and the method or methods by which awards may be settled, exercised, cancelled, forfeited or suspended; (v) to approve forms of Award Agreements; (vi) to determine, in a manner consistent with the terms of the Plan, the terms and conditions of any Award granted hereunder, based on such factors as the Committee, in its sole discretion, shall determine; (vii) to determine whether, to what extent, and under what circumstances the delivery of cash, Shares, other securities, other Awards, or other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the Participant or of the Committee; (viii) to construe and interpret the terms of the Plan and Award Agreements; (ix) to correct any defect, supply any omission, or reconcile any inconsistency in the Plan or any Award Agreement in the manner and to the extent it shall deem desirable to carry out the purposes of the Plan; (x) to prescribe, amend, and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established pursuant to Section 14(z) of the Plan; (xi) to authorize withholding arrangements pursuant to Section 14(c) of the Plan; (xii) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Committee; (xiii) to accelerate the vesting or exercisability of, payment for or lapse of restrictions on, Awards; and (xiv) to make all other determinations and take all other action described in the Plan or as the Committee otherwise deems necessary or advisable for administering the Plan and effectuating its purposes.

(c) Except to the extent prohibited by applicable law or the applicable rules and regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or traded, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time. Without limiting the generality of the foregoing, the Committee may delegate to one or more officers of the Company or any of its Affiliates the authority to act on behalf of the Committee with respect to any matter, right, obligation, or election that is the responsibility of or that is allocated to the Committee herein, and that may be so delegated as a matter of law, except for grants of Awards to persons (i) who are non-employee members of the Board or otherwise are subject to Section 16 of the Exchange Act or (ii) who are, or who are reasonably expected to be, “covered employees” for purposes of Section 162(m) of the Code.

(d) Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award or any documents evidencing Awards granted pursuant to the Plan shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all persons or entities, including, without limitation, the Company, any of its Affiliates, any Participant, any holder or beneficiary of any Award, and any stockholder of the Company.

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(e) No member of the Board, the Committee, delegate of the Committee or any officer, employee or agent of the Company (each such person, an “Indemnifiable Person”) shall be liable for any action taken or omitted to be taken or any determination made in good faith with respect to the Plan or any Award hereunder. Each Indemnifiable Person shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense (including attorneys’ fees) that may be imposed upon or incurred by such Indemnifiable Person in connection with or resulting from any action, suit or proceeding to which such Indemnifiable Person may be a party or in which such Indemnifiable Person may be involved by reason of any action taken or omitted to be taken under the Plan or any Award Agreement and against and from any and all amounts paid by such Indemnifiable Person with the Company’s approval, in settlement thereof, or paid by such Indemnifiable Person in satisfaction of any judgment in any such action, suit or proceeding against such Indemnifiable Person, provided, that the Company shall have the right, at its own expense, to assume and defend any such action, suit or proceeding and once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of the Company’s choice. The foregoing right of indemnification shall not be available to an Indemnifiable Person to the extent that a final judgment or other final adjudication (in either case not subject to further appeal) binding upon such Indemnifiable Person determines that the acts or omissions of such Indemnifiable Person giving rise to the indemnification claim resulted from such Indemnifiable Person’s fraud, gross negligence or willful criminal act or omission or that such right of indemnification is otherwise prohibited by law or by the Company’s Certificate of Incorporation or Bylaws. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such Indemnifiable Persons may be entitled under the Company’s Certificate of Incorporation or Bylaws or as a matter of law or otherwise, or any other power that the Company may have to indemnify such Indemnifiable Persons or hold them harmless.

(f) Notwithstanding anything to the contrary contained in the Plan, the Board may, in its sole discretion, at any time and from time to time, grant Awards and administer the Plan with respect to such Awards. In any such case, the Board shall have all the authority granted to the Committee under the Plan.

5. Grant of Awards; Shares Subject to the Plan; Limitations.

(a) The Committee may, from time to time, grant Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Stock Bonus Awards, Dividend Equivalents and/or Performance Compensation Awards to one or more Eligible Persons.

(b) Subject to Section 12, the total number of Shares reserved and available for grant and issuance pursuant to this Plan is 8,000,000 shares plus (i) any reserved shares not issued or subject to outstanding grants under the Company’s 2006 Long-Term Incentive Plan on the Effective Date, and (ii) shares that are subject to options, restricted stock units or other awards granted under the Company’s 2006 Long-Term Incentive Plan and 2001 Stock Plan that cease to be subject to awards by forfeiture, expiration, surrender or cancellation or otherwise after the Effective Date for any reason. With respect to awards issued under the Plan, Shares used to pay the required Exercise Price or tax obligations, or shares not issued in connection with the settlement of an Option or SAR or which are used or withheld to satisfy tax obligations of the Participant shall, notwithstanding anything herein to the contrary, be available again for other Awards under the Plan. Shares underlying Awards under this Plan that are forfeited, cancelled, expire unexercised, or are settled in cash will be available again for Awards under the Plan.

(c) Awards granted under the Plan shall be subject to the following limitations, which shall be subject to Section 12 of the Plan: (i) no more than 8,000,000 Shares may be issued upon the exercise of Incentive Stock Options; (ii) no more than 500,000 Shares may be subject to Options and SARs granted pursuant to Section 7 and Section 8 of the Plan to any single Participant during a single calendar year; (iii) no more than 500,000 Shares may be subject to Performance Compensation Awards granted pursuant Section 11 of the Plan (excluding Options and SARs) to any single Participant during a single calendar year or in the event such Performance Compensation Award is paid in cash, other securities, other Awards or other property, no more than the Fair

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Market Value of 500,000 Shares on the last day of the Performance Period to which such Award relates; provided, however, that the amount of the unused annual limit with respect to previous calendar year beginning on or after January 1, 2015 for an Award denominated in Shares shall be added to the maximum applicable annual per-Participant Share limit, and (iv) the maximum amount that can be paid to any single Participant pursuant to a cash bonus Award described in Section 11(a) of the Plan with respect to a Performance Period that is 12 months or less shall be $2,000,000, and with respect to a Performance Period that is more than 12 months shall be $4,000,000.

(d) At all times the Company will reserve and keep available a sufficient number of Shares to satisfy the requirements of all outstanding Awards made under the Plan and all other outstanding but unvested Awards made under the Plan that are to be settled in Shares. Shares delivered by the Company in settlement of Awards may be authorized and unissued shares, shares held in the treasury of the Company, shares purchased on the open market or by private purchase, or a combination of the foregoing.

(e) Awards may, in the sole discretion of the Committee, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company or its Affiliates or with which the Company or its Affiliates combines (“Substitute Awards”) in a manner intended to satisfy the provisions of Section 424(a) and Section 409A of the Code. The number of Shares underlying any Substitute Awards shall not be counted against the aggregate number of Shares available for Awards under the Plan.

6. Eligibility. Participation shall be limited to Eligible Persons who have entered into an Award Agreement or who have received written notification from the Committee, or from a person designated by the Committee, that they have been selected to participate in the Plan.

7. Options.

(a) Generally. Each Option granted under the Plan shall be evidenced by an Award Agreement. Each Option so granted shall be subject to the conditions set forth in this Section 7, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. All Options granted under the Plan shall be Nonqualified Stock Options unless the applicable Award Agreement expressly states that the Option is intended to be an Incentive Stock Option. Incentive Stock Options shall be granted only to Eligible Persons who are employees of the Company or any “parent corporation” or “subsidiary corporation” thereof within the meaning of Section 424(e) and 424(f), respectively, of the Code, and no Incentive Stock Option shall be granted to any Eligible Person who is ineligible to receive an Incentive Stock Option under the Code. No Option shall be treated as an Incentive Stock Option unless the Plan has been approved by the shareholders of the Company in a manner intended to comply with the shareholder approval requirements of Section 422(b)(1) of the Code, provided, that any Option intended to be an Incentive Stock Option shall not fail to be effective solely on account of a failure to obtain such approval, but rather such Option shall be treated as a Nonqualified Stock Option unless and until such approval is obtained. In the case of an Incentive Stock Option, the terms and conditions of such grant shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code. If for any reason an Option intended to be an Incentive Stock Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such non-qualification, such Option or portion thereof shall be regarded as a Nonqualified Stock Option appropriately granted under the Plan.

(b) Exercise Price. Except as otherwise provided by the Committee in the case of Substitute Awards, the exercise price (“Exercise Price”) per Share for each Option shall not be less than 100% of the Fair Market Value of such share (determined as of the Date of Grant); provided, however, that in the case of an Incentive Stock Option granted to an employee who, at the time of the grant of such Option, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any “parent corporation” or “subsidiary corporation” thereof within the meaning of Section 424(e) and 424(f), respectively, of the Code, the Exercise Price per share shall not be less than 110% of the Fair Market Value per share on the Date of Grant; and provided, further, that a Nonqualified Stock Option may be granted with an Exercise Price lower than that set forth herein if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) and Section 409A of the Code.

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(c) Vesting and Expiration. Options shall vest and become exercisable in such manner and on such date or dates determined by the Committee and shall expire after such period, not to exceed ten years, as may be determined by the Committee (the “Option Period”); provided, that if the Option Period (other than in the case of an Incentive Stock Option) would expire at a time when trading in the Shares is prohibited by the Company’s insider trading policy (or Company-imposed “blackout period”) or would otherwise violate an applicable federal state, local or foreign law, the Committee shall have the authority to toll the Option so that the Option Period extends until the 30th day following the expiration of such prohibition or violation; provided, however, that the Option Period shall not exceed five years from the Date of Grant in the case of an Incentive Stock Option granted to a Participant who on the Date of Grant owns stock representing more than 10% of the voting power of all classes of stock of the Company or any of its Affiliates; provided, further, that notwithstanding any vesting dates set by the Committee, the Committee may, in its sole discretion, accelerate the exercisability of any Option.

(d) Method of Exercise and Form of Payment. No Shares shall be delivered pursuant to any exercise of an Option until payment in full of the Exercise Price therefor is received by the Company and the Participant has paid to the Company an amount equal to any federal, state, local and non-U.S. income and employment taxes required to be withheld. Options that have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company in accordance with the terms of the Option accompanied by payment of the Exercise Price. The Exercise Price shall be payable (i) in cash, check, cash equivalent and/or Shares valued at the Fair Market Value at the time the Option is exercised (including, pursuant to procedures approved by the Committee, by means of attestation of ownership of a sufficient number of Shares in lieu of actual delivery of such shares to the Company); or (ii) by such other method as the Committee may permit in its sole discretion, including without limitation: (A) in other property having a fair market value on the date of exercise equal to the Exercise Price, (B) if there is a public market for the Shares at such time, by means of a broker-assisted “cashless exercise” pursuant to which the Company is delivered a copy of irrevocable instructions to a stockbroker to sell the Shares otherwise deliverable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the Exercise Price, or (C) by a “net exercise” method whereby the Company withholds from the delivery of the Shares for which the Option was exercised that number of Shares having a Fair Market Value equal to the aggregate Exercise Price for the Shares for which the Option was exercised. Any fractional Shares shall be settled in cash. Notwithstanding the foregoing, the Committee may, in its sole discretion, implement a provision in existing and future grants of Options providing that if, on the last day that an Option may be exercised, the Participant has not then exercised such Option, such Option shall be deemed to have been exercised by the Participant on such last day and the Company shall make the appropriate payment to such Participant after applying minimum required tax withholding. The Committee may delegate this authority to one or more of the Company’s officers, who may implement this provision by including it in grant agreements or including it in the Plan’s administrative rules, provided that such officers may not implement it in Options with respect to persons who are either directors or executive officers subject to Section 16 of the Exchange Act.

(e) Notification upon Disqualifying Disposition of an Incentive Stock Option. Each Participant awarded an Incentive Stock Option under the Plan shall notify the Company in writing immediately after the date he makes a disqualifying disposition of any Shares acquired pursuant to the exercise of such Incentive Stock Option. A disqualifying disposition is any disposition (including, without limitation, any sale) of such Shares before the later of (A) two years after the Date of Grant of the Incentive Stock Option or (B) one year after the date of exercise of the Incentive Stock Option.

(f) Compliance With Laws, etc. Notwithstanding the foregoing, in no event shall a Participant be permitted to exercise an Option in a manner that the Committee determines would violate the Sarbanes-Oxley Act of 2002, or any other applicable law or the applicable rules and regulations of the SEC or the applicable rules and regulations of any securities exchange or inter-dealer quotation system on which the securities of the Company are listed or traded.

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8. Stock Appreciation Rights.

(a) Generally. Each SAR granted under the Plan shall be evidenced by an Award Agreement. Each SAR so granted shall be subject to the conditions set forth in this Section 8, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. Any Option granted under the Plan may include tandem SARs. The Committee also may award SARs to Eligible Persons independent of any Option.

(b) Vesting and Expiration. A SAR granted in connection with an Option shall become exercisable and shall expire according to the same vesting schedule and expiration provisions as the corresponding Option. A SAR granted independent of an Option shall vest and become exercisable and shall expire in such manner and on such date or dates determined by the Committee and shall expire after such period, not to exceed ten years, as may be determined by the Committee (the “SAR Period”); provided, however, that notwithstanding any vesting dates set by the Committee, the Committee may, in its sole discretion, accelerate the exercisability of any SAR.

(c) Method of Exercise. SARs that have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company in accordance with the terms of the Award, specifying the number of SARs to be exercised and the date on which such SARs were awarded. SARs shall be subject to deemed exercise rule as may be in effect from time to time under Section 7(d) using a settlement method similar to a net exercise for an Option.

(d) Payment. Upon the exercise of a SAR, the Company shall pay to the Participant an amount equal to the number of shares subject to the SAR that are being exercised multiplied by the excess, if any, of the Fair Market Value of one Share on the exercise date over the Strike Price, less an amount equal to any federal, state, local and non-U.S. income and employment taxes required to be withheld. The Company shall pay such amount in cash, in Shares valued at Fair Market Value, or any combination thereof, as determined by the Committee at the Date of Grant. Any fractional Shares shall be settled in cash.

9. Restricted Stock and Restricted Stock Units.

(a) Generally. Each grant of Restricted Stock and Restricted Stock Units shall be evidenced by an Award Agreement. Each such grant shall be subject to the conditions set forth in this Section 9, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.

(b) Book Entry and Stock Certificates; Escrow or Similar Arrangement. Upon the grant of Restricted Stock, the Committee shall cause a stock certificate registered in the name of the Participant to be issued, or shall cause Shares to be registered in the name of the Participant and held in book-entry form subject to the Company’s directions, and, if the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (i) an escrow agreement satisfactory to the Committee, if applicable, and (ii) the appropriate stock power (endorsed in blank) with respect to the Restricted Stock covered by such agreement. If a Participant shall fail to execute an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and blank stock power within the amount of time specified by the Committee, the Award shall be null and void. Subject to the restrictions set forth in this Section 9 and the applicable Award Agreement, the Participant generally shall have the rights and privileges of a shareholder as to such Restricted Stock, including without limitation the right to vote such Restricted Stock. To the extent shares of Restricted Stock are forfeited, any stock certificates issued to the Participant evidencing such shares shall be returned to the Company, and all rights of the Participant to such shares and as a shareholder with respect thereto shall terminate without further obligation on the part of the Company.

(c) Vesting. The Restricted Period shall lapse in such manner and on such date or dates determined by the Committee; provided, however, that notwithstanding any vesting dates set by the Committee, the Committee may, in its sole discretion, accelerate the vesting of any Restricted Stock or Restricted Stock Units.

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(d) Delivery of Restricted Stock and Settlement of Restricted Stock Units.

(i) Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his beneficiary, without charge, the stock certificate evidencing the shares of Restricted Stock that have not then been forfeited and with respect to which the Restricted Period has expired (rounded down to the nearest full share). Dividends, if any, that may have been withheld by the Committee and attributable to any particular share of Restricted Stock shall be distributed to the Participant in cash or, at the sole discretion of the Committee, in Shares having a Fair Market Value equal to the amount of such dividends, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends (except as otherwise set forth by the Committee in the applicable Award Agreement).

(ii) Unless otherwise provided by the Committee in an Award Agreement, upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, the Company shall deliver to the Participant, or his beneficiary, without charge, one Share for each such outstanding Restricted Stock Unit; provided, however, that the Committee may, in its sole discretion, allow Participants to elect to defer the delivery of Shares beyond the expiration of the Restricted Period in compliance with Section 409A of the Code.

(e) Right of Repurchase of Restricted Stock. If, with respect to any Award of Restricted Stock, (i) a Participant’s termination of employment or service occurs prior to vesting, (ii) any performance goals applicable to such Award are not achieved by the end of the period for measuring such goals, or (iii) the Participant has engaged in conduct either before or after termination of employment or service that constitutes Cause, then the Company shall have the right to repurchase forfeitable Shares of Restricted Stock from the Participant at their original issuance price (or to require forfeiture of such Shares if issued at no cost).

(f) Legends on Restricted Stock. Each certificate representing Restricted Stock awarded under the Plan shall bear a legend substantially in the form of the following in addition to any other information the Company deems appropriate until the lapse of all restrictions with respect to such Share:

TRANSFER OF THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY IS RESTRICTED PURSUANT TO THE TERMS OF THE ARIAD PHARMACEUTICALS, INC. 2014 LONG-TERM INCENTIVE PLAN AND A RESTRICTED STOCK AWARD AGREEMENT, BETWEEN ARIAD PHARMACEUTICALS, INC. AND PARTICIPANT. A COPY OF SUCH PLAN AND AWARD AGREEMENT IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF ARIAD PHARMACEUTICALS, INC.

10. Stock Bonus Awards; Dividend Equivalents.

(a) Stock Bonus Awards. The Committee may issue unrestricted Shares, or other Awards denominated in Shares, under the Plan to Eligible Persons, either alone or in tandem with other awards, in such amounts as the Committee shall from time to time in its sole discretion determine. Each Stock Bonus Award granted under the Plan shall be evidenced by an Award Agreement. Each Stock Bonus Award so granted shall be subject to such conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.

(b) Dividend Equivalents in General. Dividend Equivalents may be granted by the Committee based on dividends declared on Shares, to be credited as of dividend payment dates during the period between the date an Award is granted to a Participant and the date such Award vests, is exercised, is distributed or expires, as determined by the Committee. Such Dividend Equivalents shall be converted to cash or additional Shares by such formula and at such time and subject to such limitations as may be determined by the Committee. In addition, Dividend Equivalents with respect to an Award with performance-based vesting that are based on dividends paid

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prior to the vesting of such Award shall only be paid out to the Participant to the extent that the performance-based vesting conditions are subsequently satisfied and the Award vests. No Dividend Equivalent shall be payable with respect to any Award unless specified by the Committee in the Award Agreement.

(c) Dividends Equivalents on Restricted Stock. Notwithstanding Section 10(b), the following provisions shall apply with respect to Restricted Stock:

(i) Prior to vesting, employees and other service providers holding Shares of Restricted Stock shall be entitled to receive all Dividend Equivalents paid with respect to such Shares unless otherwise provided in the Award Agreement;

(ii) If any such Dividend Equivalents are paid in Shares, the Shares shall be subject to the same restrictions (and shall therefore be forfeitable to the same extent) as the Shares of Restricted Stock with respect to which they were paid.

(iii) If any such Dividend Equivalents are paid in cash, the Award Agreement may specify that the cash payments shall be subject to the same restrictions as the related Restricted Stock, in which case they shall be accumulated prior to vesting and paid or forfeited when the related Shares of Restricted Stock vest or are forfeited. Alternatively, the Award Agreement may specify that the Dividend Equivalents shall be unrestricted, in which case they shall be paid as soon as administratively practicable after the date dividends are paid to shareholders.

11. Performance Compensation Awards.

(a) Generally. The Committee shall have the authority, at the time of grant of any Award described in Sections 7 through 10 of the Plan, to designate such Award as a Performance Compensation Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code. The Committee shall have the authority to make an award of a cash bonus to any Participant and designate such Award as a Performance Compensation Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code. Notwithstanding anything to the contrary in the Plan, the Committee shall have no obligation to grant any Award in the form of “performance-based compensation” under Section 162(m) of the Code.

(b) Discretion of Committee with Respect to Performance Compensation Awards. With regard to a particular Performance Period, the Committee shall have sole discretion to select the length of such Performance Period, the type(s) of Performance Compensation Awards to be issued, the Performance Criteria that will be used to establish the Performance Goal(s), the kind(s) and/or level(s) of the Performance Goals(s) that is (are) to apply and the Performance Formula. Within the first ninety (90) days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), the Committee shall, with regard to the Performance Compensation Awards to be issued for such Performance Period, exercise its discretion with respect to each of the matters enumerated in the immediately preceding sentence and record the same in writing.

(c) Performance Criteria. The Performance Criteria that will be used to establish the Performance Goal(s) shall be based on the attainment of specific levels of performance of the Company (and/or one or more of its Affiliates, divisions or operational and/or business units, product lines, brands, business segments, administrative departments or any combination of the foregoing) and may include any of the following: (i) net earnings (before or after taxes); (ii) achieving a target level of income (including net income or income before consideration of certain factors, such as overhead) (iii) basic or diluted earnings per share (before or after taxes); (iv) net revenue or net revenue growth; (v) gross revenue or gross revenue growth; (vi) gross profit or gross profit growth; (vii) operating profit (before or after taxes); (viii) return measures (including, but not limited to, return on investment, assets, capital, employed capital, invested capital, equity or sales); (ix) cash flow measures (including, but not limited to, operating cash flow, free cash flow or cash flow return on capital), which may but are not required to be measured on a per-share basis; (x) earnings before or after taxes, interest, depreciation and/or amortization (including EBIT and EBITDA); (xi) share price (including, but not limited to, growth measures or total shareholder return); (xii) expense targets, cost reduction goals or expense savings; (xiii) gross or net

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operating margins; (xiv) productivity ratios; (xv) operating efficiency; (xvi) measures of economic value added or other “value creation” metrics; (xvii) asset quality; (xviii) inventory control; (xix) enterprise value; (xx) sales; (xxi) employee retention; (xxii) competitive market metrics; (xxiii) expanding into other markets; (xxiv) expanding one or more products into one or more new markets (xxv) timely launch of new facilities; (xxvi) achieving progress in research and development programs; (xxvii) objective measures of personal targets, goals or completion of projects (including, but not limited to, succession and hiring projects, completion of specific acquisitions, reorganizations or other corporate transactions or capital-raising transactions, expansions of specific business operations or meeting divisional or project budgets); (xxviii) objective measures of customer satisfaction; (xxix) working capital targets; (xxx) system-wide revenues; (xxxi) royalty income; (xxxii) market share; (xxxiii) cost of capital, debt leverage, year-end cash position or book value; (xxxiv) strategic objectives, development and timely completion of new product lines and related revenue, sales and margin targets, co-branding or international operations; (xxxv) achieving specified improvements in collection of outstanding accounts or specified reductions in non-performing debts; (xxxvi) achieving regulatory milestones related to development and approval of products; or (xxxvii) any combination of the foregoing. Any one or more of the Performance Criteria may be stated as a percentage of another Performance Criteria, or a percentage of a prior period’s Performance Criteria, or used on an absolute, relative or adjusted basis to measure the performance of the Company and/or one or more of its Affiliates as a whole or any divisions or operational and/or business units, product lines, brands, business segments, administrative departments of the Company and/or one or more of its Affiliates or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Criteria may be compared to the performance of a selected group of comparison companies, or a published or special index that the Committee, in its sole discretion, deems appropriate, or as compared to various stock market indices or other benchmarks. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of Performance Goals pursuant to the Performance Criteria specified in this paragraph. To the extent required under Section 162(m) of the Code, the Committee shall, within the first ninety (90) days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period and thereafter promptly communicate such Performance Criteria to the Participant.

(d) Modification of Performance Goal(s). In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing Performance Criteria without obtaining shareholder approval of such alterations, the Committee shall have sole discretion to make such alterations without obtaining shareholder approval. The Committee is authorized at any time during the first ninety (90) days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), or at any time thereafter to the extent the exercise of such authority at such time would not cause the Performance Compensation Awards granted to any Participant for such Performance Period to fail to qualify as “performance-based compensation” under Section 162(m) of the Code, in its sole discretion, to adjust or modify the calculation of a Performance Goal for such Performance Period, based on and in order to appropriately reflect the following events: (i) asset write-downs; (ii) litigation or claim judgments or settlements; (iii) the effect of changes in tax laws, accounting principles, or other laws or regulatory rules affecting reported results; (iv) any reorganization and restructuring programs; (v) extraordinary nonrecurring items as described in Accounting Standards Codification Topic 225-20 (or any successor pronouncement thereto) and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to shareholders for the applicable year; (vi) acquisitions or divestitures; (vii) any other specific unusual or nonrecurring events, or objectively determinable category thereof; (viii) foreign exchange gains and losses; (ix) discontinued operations and on recurring charges; and (x) a change in the Company’s fiscal year.

(e) Payment of Performance Compensation Awards.

(i) Condition to Receipt of Payment. Unless otherwise provided in the applicable Award Agreement, a Participant must be employed by the Company or its Affiliates on the last day of a Performance Period to be eligible for payment in respect of a Performance Compensation Award for such Performance Period.

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(ii) Limitation. A Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that: (A) the Performance Goals for such period are achieved; and (B) all or some of the portion of such Participant’s Performance Compensation Award has been earned for the Performance Period based on the application of the Performance Formula to such achieved Performance Goals.

(iii) Certification. Following the completion of a Performance Period, the Committee shall review and certify in writing whether, and to what extent, the Performance Goals for the Performance Period have been achieved and, if so, calculate and certify in writing that amount of the Performance Compensation Awards earned for the period based upon the Performance Formula. The Committee shall then determine the amount of each Participant’s Performance Compensation Award actually payable for the Performance Period and, in so doing, may apply Negative Discretion.

(iv) Use of Negative Discretion. In determining the actual amount of an individual Participant’s Performance Compensation Award for a Performance Period that is payable in cash, the Committee may reduce or eliminate the amount of the Performance Compensation Award earned under the Performance Formula in the Performance Period through the use of Negative Discretion if, in its sole judgment, such reduction or elimination is appropriate. The Committee shall not have the discretion, except as is otherwise provided in the Plan, to (A) grant or provide payment in respect of Performance Compensation Awards for a Performance Period if the Performance Goals for such Performance Period have not been attained; or (B) increase a Performance Compensation Award above the applicable limitations set forth in Section 5 of the Plan.

(f) Timing of Award Payments. Performance Compensation Awards granted for a Performance Period shall be paid to Participants as soon as administratively practicable following completion of the certifications required by this Section 11, but in no event later than two-and-one-half months following the end of the fiscal year during which the Performance Period is completed.

12. Changes in Capital Structure and Similar Events. In the event of (a) any stock dividend, extraordinary cash dividend or other distribution (whether in the form of securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, split-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to acquire Shares or other securities of the Company, or other similar corporate transaction or event that affects the Shares, or (b) unusual or nonrecurring events affecting the Company, any of its Affiliates, or the financial statements of the Company or any of its Affiliates, or changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange or inter-dealer quotation system, accounting principles or law, such that in either case an adjustment is determined by the Committee in its sole discretion to be necessary or appropriate, then the Committee shall make any such adjustments in such manner as it may deem equitable, including without limitation any or all of the following:

(i) adjusting any or all of (A) the number of Shares or other securities of the Company (or number and kind of other securities or other property) that may be delivered in respect of Awards or with respect to which Awards may be granted under the Plan (including, without limitation, adjusting any or all of the limitations under Section 5 of the Plan) and (B) the terms of any outstanding Award, including, without limitation, (1) the number of Shares or other securities of the Company (or number and kind of other securities or other property) subject to outstanding Awards or to which outstanding Awards relate, (2) the Exercise Price or Strike Price with respect to any Award or (3) any applicable performance measures (including, without limitation, Performance Criteria and Performance Goals);

(ii) subject to any limitations or reductions as may be necessary to comply with Section 409A of the Code and the regulations thereunder, providing for a substitution or assumption of Awards, accelerating the exercisability of, lapse of restrictions on, or termination of, Awards or providing for a period of time for exercise prior to the occurrence of such event; and

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(iii) subject to any limitations or reductions as may be necessary to comply with Section 409A of the Code and the regulations thereunder, cancelling any one or more outstanding Awards and causing to be paid to the holders thereof, in cash, Shares, other securities or other property, or any combination thereof, the value of such Awards, if any, as determined by the Committee (which if applicable may be based upon the price per Share received or to be received by other shareholders of the Company in such event), including without limitation, in the case of any outstanding Option or SAR, a cash payment in an amount equal to the excess, if any, of the Fair Market Value (as of a date specified by the Committee) of the Shares subject to such Option or SAR over the aggregate Exercise Price or Strike Price of such Option or SAR, respectively (it being understood that, in such event, any Option or SAR having a per share Exercise Price or Strike Price equal to, or in excess of, the Fair Market Value of a Share subject thereto may be canceled and terminated without any payment or consideration therefor), or, in the case of any outstanding Restricted Stock, Restricted Stock Unit, Stock Bonus Award, or other Award denominated in Shares, a cash payment or equity subject to deferred vesting and delivery consistent with the vesting restrictions applicable to such Award or the underlying Shares subject thereto.

For the avoidance of doubt, in the case of any “equity restructuring” (within the meaning of the Financial Accounting Standards Board (FASB) Statement of Financial Accounting Standards Codification Topic 718, Stock Compensation), the Committee shall make an equitable or proportionate adjustment to outstanding Awards to reflect such equity restructuring. Any adjustment in Incentive Stock Options under this Section 12 (other than any cancellation of Incentive Stock Options) shall be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code, and any adjustments under this Section 12 shall be made in a manner that does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act, to the extent applicable. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

13. Amendments and Termination.

(a) Amendment and Termination of the Plan. The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided, that (i) no amendment to Section 4(e) shall apply with respect to any action or omitted to be taken by an Indemnifiable Person under the Plan or any Award Agreement prior to such amendment; (ii) no amendment to Section 11(c) or Section 13(b) (to the extent required by the proviso in such Section 13(b)) shall be made without shareholder approval and (iii) no such amendment, alteration, suspension, discontinuation or termination shall be made without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the Plan (including, without limitation, as necessary to comply with any rules or requirements of any securities exchange or inter-dealer quotation system on which the Shares may be listed or quoted or to prevent the Company from being denied a tax deduction under Section 162(m) of the Code); provided, further, that any such amendment, alteration, suspension, discontinuance or termination that would materially and adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the written consent of the affected Participant, holder or beneficiary.

(b) Amendment of Award Agreements. The Committee may, to the extent consistent with the terms of any applicable Award Agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted or the associated Award Agreement, prospectively or retroactively; provided, that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely affect the rights of any Participant with respect to any Award theretofore granted shall not to that extent be effective without the written consent of the affected Participant; provided, further, that without shareholder approval, except as otherwise permitted under Section 12 of the Plan, (i) no amendment or modification may reduce the Exercise Price of any Option or the Strike Price of any SAR, and (ii) the Committee may not cancel any outstanding Option or SAR in order to replace it with a new Option, SAR or other Award, and the Committee may not take any other action that is considered a direct or indirect “repricing” for purposes of the shareholder approval rules of the applicable securities exchange or inter-dealer quotation system on which the Shares are listed or quoted, including any other action that is treated as a repricing under generally accepted accounting principles.

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(c) Extension of Termination Date. If the exercise of the Option following the termination of the Participant’s employment or service (other than upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of Shares would violate the registration requirements under the Securities Act, or any other requirements of applicable law, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in Section 7(c) and (ii) the expiration of a period of 30 days after the termination of the Participant’s employment or service during which the exercise of the Option would not be in violation of such registration requirements or other applicable requirements.

(d) Restriction on Grant of Awards. No Awards may be granted during any period of suspension or after termination of the Plan, and in no event may any Award be granted under the Plan after the tenth anniversary of the Effective Date.

14. General.

(a) Award Agreements. Each Award under the Plan shall be evidenced by an Award Agreement, which shall be delivered to the Participant (whether in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company)) and shall specify the terms and conditions of the Award and any rules applicable thereto, including without limitation, the effect on such Award of the termination of employment or service of a Participant, or of such other events as may be determined by the Committee. Except as provided to the contrary in an Award Agreement, in the event the Participant’s employment or service terminates due to the Participant’s death or Disability, a pro-rata portion of the Award that would have vested had the Participant not died or become Disabled, as applicable, as of the next vesting date shall vest, with such pro-rata number to be calculated using a fraction, the numerator of which is the number of days the Participant remained a service provider since the immediately preceding vesting date, and the denominator of which is the total number of days between the immediately preceding vesting date and the next following vesting date. The terms of any Award issued hereunder shall be binding upon the executors, administrators, beneficiaries, successors and assigns of the Participant. In the event of any conflict between the terms of an Award Agreement and the terms of any individual employment agreement between a Participant and the Company or any of its affiliates, the terms of the employment agreement will govern.

(b) Nontransferability.

(i) Each Award shall be exercisable only by a Participant during the Participant’s lifetime, or, if permissible under applicable law, by the Participant’s legal guardian or representative. No Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant other than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any of its Affiliates; provided, that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

(ii) Notwithstanding the foregoing, the Committee may, in its sole discretion, permit Awards (other than Incentive Stock Options) to be transferred by a Participant, without consideration, subject to such rules as the Committee may adopt consistent with any applicable Award Agreement to preserve the purposes of the Plan, to: (A) any person who is a “family member” of the Participant, as such term is used in the instructions to Form S-8 under the Securities Act (collectively, the “Immediate Family Members”); (B) a trust solely for the benefit of the Participant and his or her Immediate Family Members; or (C) a partnership or limited liability company whose only partners or shareholders are the Participant and his or her Immediate Family Members; or (D) any other transferee as may be approved either (I) by the Board or the Committee in its sole discretion, or (II) as provided in the applicable Award Agreement (each transferee described in clauses (A), (B) (C) and (D) above is hereinafter referred to as a “Permitted Transferee”); provided, that the Participant gives the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the Participant in writing that such a transfer would comply with the requirements of the Plan.

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(iii) The terms of any Award transferred in accordance with the immediately preceding sentence shall apply to the Permitted Transferee and any reference in the Plan, or in any applicable Award Agreement, to a Participant shall be deemed to refer to the Permitted Transferee, except that (A) Permitted Transferees shall not be entitled to transfer any Award, other than by will or the laws of descent and distribution; (B) Permitted Transferees shall not be entitled to exercise any transferred Option unless there shall be in effect a registration statement on an appropriate form covering the Shares to be acquired pursuant to the exercise of such Option if the Committee determines, consistent with any applicable Award Agreement, that such a registration statement is necessary or appropriate; (C) the Committee or the Company shall not be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the Participant under the Plan or otherwise; and (D) the satisfaction of any applicable vesting conditions and consequences of the termination of the Participant’s employment by, or services to, the Company or one of its Affiliates under the terms of the Plan and the applicable Award Agreement shall continue to be applied with respect to the Participant, including, without limitation, that an Option or SAR shall be exercisable by the Permitted Transferee only if such Option or SAR has vested due to the Participant’s satisfaction of the applicable vesting criteria and only to the extent, and for the periods, specified in the Plan and the applicable Award Agreement.

(c) Tax Withholding.

(i) A Participant shall be required to pay to the Company or any of its Affiliates, and the Company or any of its Affiliates shall have the right and is hereby authorized to withhold, from any cash, Shares, other securities or other property deliverable under any Award or from any compensation or other amounts owing to a Participant, the amount (in cash, Shares, other securities or other property) of any required withholding taxes in respect of an Award, its exercise, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Committee or the Company to satisfy all obligations for the payment of such withholding and taxes.

(ii) Without limiting the generality of clause (i) above, the Committee may, in its sole discretion, permit a Participant to satisfy, in whole or in part, the foregoing withholding liability by (A) the delivery of Shares owned by the Participant having a Fair Market Value equal to such withholding liability or (B) having the Company withhold from the number of Shares otherwise issuable or deliverable pursuant to the exercise or settlement of the Award a number of shares with a Fair Market Value equal to such withholding liability (but no more than the minimum required statutory withholding liability).

(d) No Claim to Awards; No Rights to Continued Employment; Waiver. No employee of the Company or any of its Affiliates, or other person, shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award. There is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant and may be made selectively among Participants, whether or not such Participants are similarly situated. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Company or any of its Affiliates, nor shall it be construed as giving any Participant any rights to continued service on the Board. The Company or any of its Affiliates may at any time dismiss a Participant from employment or discontinue any consulting relationship, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or any Award Agreement. By accepting an Award under the Plan, a Participant shall thereby be deemed to have waived any claim to continued exercise or vesting of an Award or to damages or severance entitlement related to non-continuation of the Award beyond the period provided under the Plan or any Award Agreement, notwithstanding any provision to the contrary in any written employment contract or other agreement between the Company and its Affiliates and the Participant, whether any such agreement is executed before, on or after the Date of Grant.

(e) International Participants. With respect to Participants who reside or work outside of the United States of America and who are not (and who are not expect to be) “covered employees” within the meaning of

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Section 162(m) of the Code, the Committee may in its sole discretion amend the terms of the Plan or outstanding Awards with respect to such Participants in order to conform such terms with the requirements of local law or to obtain more favorable tax or other treatment for a Participant, the Company or its Affiliates.

(f) Designation and Change of Beneficiary. Each Participant may file with the Committee a written designation of one or more persons as the beneficiary(ies) who shall be entitled to receive the amounts payable with respect to an Award, if any, due under the Plan upon his death. A Participant may, from time to time, revoke or change his beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant’s death, and in no event shall it be effective as of a date prior to such receipt. If no beneficiary designation is filed by a Participant, the beneficiary shall be deemed to be his or her spouse or, if the Participant is unmarried at the time of death, his or her estate.

(g) Termination of Employment/Service. Unless determined otherwise by the Committee: (i) neither a temporary absence from employment or service due to illness, vacation or leave of absence nor a transfer from employment or service with the Company to employment or service with any of its Affiliates (or vice-versa) shall be considered a termination of employment or service with the Company or such Affiliate; and (ii) if a Participant’s employment with the Company and its Affiliates terminates, but such Participant continues to provide services to the Company and its Affiliates in a non-employee capacity (or vice-versa), such change in status shall not be considered a termination of employment with the Company and its Affiliates. However, except as provided under Section14(a) above with respect to a Disability, to the extent that vesting or removal of restrictions is contingent on performance of substantial services for a specified period, a leave of absence (whether paid or unpaid) shall not count toward the required period of service unless the Award Agreement specifically provides otherwise.

(h) No Rights as a Shareholder. Except as otherwise specifically provided in the Plan or any Award Agreement, no person shall be entitled to the privileges of ownership in respect of Shares that are subject to Awards hereunder until such shares have been issued or delivered to that person or registered in the name of that person in book-entry form.

(i) Government and Other Regulations.

(i) The obligation of the Company to settle Awards in Shares or other consideration shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell, and shall be prohibited from offering to sell or selling, any Shares pursuant to an Award unless such shares have been properly registered for sale pursuant to the Securities Act with the SEC or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale under the Securities Act any of the Shares to be offered or sold under the Plan. The Committee shall have the authority to provide that all certificates for Shares or other securities of the Company or any of its Affiliates delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan, the applicable Award Agreement, the federal securities laws, or the rules, regulations and other requirements of the SEC, any securities exchange or inter-dealer quotation system upon which such shares or other securities are then listed or quoted and any other applicable federal, state, local or non-U.S. laws, and, without limiting the generality of Section 9 of the Plan, the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. Notwithstanding any provision in the Plan to the contrary, the Committee reserves the right to add any additional terms or provisions to any Award granted under the Plan that it in its sole discretion deems necessary or advisable in order that such Award complies with the legal requirements of any governmental entity to whose jurisdiction the Award is subject.

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(ii) The Committee may cancel an Award or any portion thereof if it determines, in its sole discretion, that legal or contractual restrictions and/or blockage and/or other market considerations would make the Company’s acquisition of Shares from the public markets, the Company’s issuance of Shares to the Participant, the Participant’s acquisition of Shares from the Company and/or the Participant’s sale of Shares to the public markets, illegal or impractical after the Company has used commercially reasonable efforts to comply with applicable law. If the Committee determines to cancel all or any portion of an Award in accordance with the foregoing, the Company shall pay to the Participant an amount equal to the excess of (A) the aggregate Fair Market Value of the Shares subject to such Award or portion thereof canceled (determined as of the applicable exercise date, or the date that the shares would have been vested or delivered, as applicable), over (B) the aggregate Exercise Price or Strike Price (in the case of an Option or SAR, respectively) or any amount payable as a condition of delivery of Shares (in the case of any other Award). Such amount shall be delivered to the Participant as soon as practicable following the cancellation of such Award or portion thereof.

(j) Payments to Persons Other Than Participants. If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

(k) Nonexclusivity of the Plan. Neither the adoption of this Plan by the Board nor the submission of this Plan to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options or other awards otherwise than under this Plan, and such arrangements may be either applicable generally or only in specific cases.

(l) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any of its Affiliates, on the one hand, and a Participant or other person or entity, on the other hand. No provision of the Plan or any Award shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under general law.

(m) Reliance on Reports. Each member of the Committee and each member of the Board shall be fully justified in acting or failing to act, as the case may be, and shall not be liable for having so acted or failed to act in good faith, in reliance upon any report made by the independent public accountant of the Company and its Affiliates and/or any other information furnished in connection with the Plan by any agent of the Company or the Committee or the Board, other than himself.

(n) Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company except as otherwise specifically provided in such other plan.

(o) Governing Law. Except to the extent that provisions of the Plan are governed by applicable provisions of the Code, the Exchange Act or other substantive provisions of federal law, the Plan shall be governed by and construed in accordance with the internal laws of the State of Delaware applicable to contracts made and performed wholly within the State of Delaware, without giving effect to the conflict of laws provisions thereof.

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(p) Severability. If any provision of the Plan or any Award or Award Agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person or entity or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be construed or deemed stricken as to such jurisdiction, person or entity or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

(q) Obligations Binding on Successors. The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company.

(r) Code Section 162(m) Approval. If so determined by the Committee, the provisions of the Plan regarding Performance Compensation Awards shall be disclosed and reapproved by shareholders no later than the first shareholder meeting that occurs in the fifth year following the year in which shareholders previously approved such provisions in order for certain Awards granted after such time to be exempt from the deduction limitations of Section 162(m) of the Code. Nothing in this clause, however, shall affect the validity of Awards granted after such time if such shareholder approval has not been obtained.

(s) Other Agreements. Notwithstanding the above, the Committee may require, as a condition to the grant of and/or the receipt of Shares under an Award, that the Participant execute lock-up, shareholder or other agreements, as it may determine in its sole and absolute discretion.

(t) Payments. Participants shall be required to pay, to the extent required by applicable law, any amounts required to receive Shares under any Award made under the Plan.

(u) Non-Qualified Deferred Compensation.

(i) To the extent applicable and notwithstanding any other provision of this Plan, this Plan and Awards hereunder shall be administered, operated and interpreted in accordance with Section 409A of the Code. Notwithstanding any provision of the Plan to the contrary, in the event that the Committee determines that any amounts payable hereunder will be taxable to a Participant under Section 409A of the Code prior to the payment and/or delivery to such Participant of such amount, the Company may (i) adopt such amendments to the Plan and related Award Agreement, and appropriate policies and procedures, including amendments and policies with retroactive effect, that the Committee determines necessary or appropriate to preserve the intended tax treatment of the benefits provided by the Plan and Awards hereunder and/or (ii) take such other actions as the Committee determines necessary or appropriate to comply with the requirements of Section 409A of the Code. No action shall be taken under this Plan which shall cause an Award to fail to comply with Section 409A of the Code, to the extent applicable to such Award. However, in no event shall any member of the Board, the Company or any of its Affiliates (including their respective employees, officers, directors or agents) have any liability to any Participant (or any other person) with respect to this Section 14(u).

(ii) With respect to any Award that is considered “deferred compensation” subject to Section 409A of the Code, references in the Plan to “termination of employment” (and substantially similar phrases) shall mean “separation from service” within the meaning of Section 409A of the Code. For purposes of Section 409A of the Code, each of the payments that may be made in respect of any Award granted under the Plan are designated as separate payments.

(iii) Notwithstanding anything in the Plan to the contrary, if a Participant is a “specified employee” within the meaning of Section 409A(a)(2)(B)(i) of the Code, no payments in respect of any Awards that are “deferred compensation” subject to Section 409A of the Code and which would otherwise be payable upon the Participant’s “separation from service” (as defined in Section 409A of the Code) shall be made to such

19

Participant prior to the date that is six months after the date of such Participant’s “separation from service” or, if earlier, the Participant’s date of death. Following any applicable six month delay, all such delayed payments will be paid in a single lump sum, without interest, on the earliest date permitted under Section 409A of the Code that is also a business day.

(iv) If a change in control of the Company constitutes a payment event with respect to any Award which provides for the deferral of compensation and is subject to Section 409A of the Code, the change in control with respect to such Award must also constitute a “change in control event,” as defined in Treasury Regulation §1.409A-3(i)(5) to the extent required by Section 409A of the Code. The Committee shall have full and final authority, which shall be exercised in its sole discretion, to determine conclusively whether a change in control has occurred pursuant to the above definition, and the date of the occurrence of such change in control and any incidental matters relating thereto.

(v) Market Stand-off Provisions. If the Company or any equity holder of the Company proposes to offer for sale any equity securities of the Company pursuant to a public offering under the Securities Act and if requested by the Company and/or any underwriter engaged by the Company for a reasonable period of time specified by the Company or such underwriter following the filing of the registration statement filed with respect to such offering, the Participant shall not, directly or indirectly, offer, sell, transfer, pledge, contract to sell (including any short sale), grant any option to purchase, or otherwise dispose of, or enter into any hedging or similar transaction with the same economic effect as a sale relating to, any Shares acquired by the Participant pursuant to an Award or any other securities of the Company held by the Participant, and shall execute and deliver such other agreements as may be reasonably requested by the Company and/or the underwriter(s) that are consistent with the foregoing or that are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company my impose stop transfer instructions with respect to such shares or other securities until the end of such period.

(w) Claw-back Provisions. All Awards (including any proceeds, gains or other economic benefit actually or constructively received by a Participant upon any receipt or exercise of any Award or upon the receipt or resale of any Shares underlying the Award) shall be subject to the provisions of any claw-back policy implemented by the Company, including, without limitation, any claw-back policy adopted to comply with the requirements of applicable law, including without limitation the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder, to the extent set forth in such claw-back policy and/or in the applicable Award Agreement. The Company shall delay the exercise of its rights under this Section for such period as may be required to preserve equity accounting treatment.

(x) No Liability with Respect to Any Corporate Action. Subject to Section 14(u), nothing contained in the Plan or in any Award Agreement will be construed to prevent the Company or any of its Affiliates from taking any corporate action which is deemed by the Company or any of its Affiliates to be appropriate or in its best interest, and no Participant or beneficiary of a Participant will have any claim against the Company or any of its Affiliates as a result of any such corporate action.

(y) Affiliate Employees. In the case of a grant of an Award to an employee or consultant of any Affiliate of the Company, the Company may, if the Committee so directs, issue or transfer the Shares, if any, covered by the Award to such Affiliate, for such lawful consideration as the Committee may specify, upon the condition or understanding that the Affiliate will transfer the Shares to the employee or consultant in accordance with the terms of the Award specified by the Committee pursuant to the provisions of the Plan. All Shares underlying Awards that are forfeited or canceled shall revert to the Company.

(z) Foreign Employees and Foreign Law Considerations. The Committee may grant Awards to individuals who are eligible to participate in the plan who are foreign nationals, who are located outside the United States or who are not compensated from a payroll maintained in the United States, or who are otherwise subject to (or could cause the Company to be subject to) legal or regulatory provisions of countries or

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jurisdictions outside the United States, on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to foster and promote achievement of the purposes of the Plan, and, in furtherance of such purposes, the Committee may make such modifications, amendments, procedures, or subplans as may be necessary or advisable to comply with such legal or regulatory provisions.

(aa) Expenses; Gender; Titles and Headings. The expenses of administering the Plan shall be borne by the Company and its Affiliates. Masculine pronouns and other words of masculine gender shall refer to both men and women. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings shall control.

* *

As adopted and approved by the Board of Directors of ARIAD Pharmaceuticals, Inc. on April 28, 2014, and the shareholders of ARIAD Pharmaceuticals, Inc. on [            ], 2014.

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Appendix C

Amended and Restated

ARIAD Pharmaceuticals, Inc.

1997 Employee Stock Purchase Plan

(effective as of July 1, 2014)

1.	Purpose. The purpose of the Plan is to provide Employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company. It is the intention of the Company to have the Plan qualify as an “Employee Stock Purchase Plan” under Section 423 of the Code. The provisions of the Plan shall, accordingly, be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

2.	Definitions.

a)	“Board” shall mean the Board of Directors of the Company, or a committee of the Board of Directors named by the Board to administer the Plan.

b)	“Code” shall mean the Internal Revenue Code of 1986, as amended.

c)	“Common Stock” shall mean the common stock, $0.001 par value, of the Company.

d)	“Company” shall mean ARIAD Pharmaceuticals, Inc., a Delaware corporation.

e)	“Compensation” shall mean all taxable compensation that is paid on an hourly, daily, weekly or monthly basis in cash (including overtime).

f)	“Continuous Status as an Employee” shall mean the absence of any interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of a leave of absence agreed to in writing by the Company, provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

g)	“Contributions” shall mean all amounts credited to the account of a participant pursuant to the Plan.

h)	“Designated Subsidiaries” shall mean the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

i)	“Employee” shall mean any person, including an officer, who is customarily employed for at least 20 hours per week and more than five months in a calendar year by the Company or one of its Designated Subsidiaries.

j)	“Exercise Date” shall mean the last day of each Offering Period of the Plan.

k)	“Offering Date” shall mean the first business day of each Offering Period of the Plan, except that in the case of an individual who becomes an eligible Employee after the first business day of an Offering Period but on or prior to the first business day of the last calendar quarter of such Offering Period, the term “Offering Date” shall mean the first business day of the calendar quarter coinciding with or next succeeding the day on which that individual becomes an eligible Employee.

l)	“Offering Period” shall mean a period of three months.

m)	“Plan” shall mean this Amended and Restated ARIAD Pharmaceuticals, Inc. 1997 Employee Stock Purchase Plan effective as of July 1, 2014. Matters with respect to periods prior to July 1, 2014 shall be as determined under the Amended and Restated ARIAD Pharmaceuticals, Inc. 1997 Employee Stock Purchase Plan as in effect prior to such date.

n)	“Subsidiary” shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

3.	Eligibility.

a)	Any person who has been continuously employed as an Employee for three (3) months as of the Offering Date of a given Offering Period shall be eligible to participate in such Offering Period under the Plan, provided that such person was not eligible to participate in such Offering Period as of any prior Offering Date, and further, subject to the requirements of paragraph 5(a) and the limitations imposed by Section 423(b) of the Code. No non-employee director or independent contractor may participate in the Plan.

b)	Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any parent or subsidiary corporation (as determined under Section 424(e) and (f) of the Code), or (ii) which permits his or her rights to purchase stock under all employee stock purchase plans (described in Section 423 of the Code) of the Company and any parent or subsidiary corporation (as determined under Section 424(e) and (f) of the Code) to accrue at a rate which exceeds $25,000 of fair market value of such stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time. Any option granted under the Plan shall be deemed to be modified to the extent necessary to satisfy this paragraph (b) and Treas. Reg. § 1.423-2(d).

4.	Offering Periods. The Plan shall be implemented by a series of Offering Periods, with a new Offering Period commencing on July 1, October 1, January 1 and April 1 of each year (or at such other time or times as may be determined by the Board). The Plan shall continue until terminated in accordance with paragraph 19 hereof. The Board shall have the power to change the duration and/or the frequency of Offering Periods with respect to future offerings without stockholder approval. In addition, Employees shall not be entitled to enroll in the Plan or exercise any options granted under the Plan during any period in which the Company has restricted the purchase or sale of its securities by its Employees.

5.	Participation.

a)	An eligible Employee may become a participant in the Plan by completing and submitting an enrollment form in such form and manner as approved by the Board during the twenty-one day period before the beginning of an Offering Period, unless a different time for completing and submitting the enrollment form is set by the Board for all eligible Employees with respect to a given Offering Period. The enrollment form shall set forth the percentage of the participant’s Compensation (which shall be not less than 1% and not more than 10%, except as otherwise determined by the Board) to be paid as Contributions pursuant to the Plan. Participants may adjust the percentage of their Compensation to be paid as contributions pursuant to the Plan from one Offering Period to the next by completing and submitting a new enrollment form during the enrollment period for the next Offering Period.

b)	Payroll deductions shall commence on the first payroll that ends after the Offering Date and shall end on the last payroll paid on or prior to the Exercise Date of the Offering Period(s) to which the enrollment form is applicable, unless sooner terminated by the participant as provided in paragraph 10.

6.	Method of Payment of Contributions.

a)

The participant shall elect to have payroll deductions made on each payday during the Offering Period in an amount not less than 1% and not more than 10% of such participant’s Compensation on each such payday; provided that the aggregate of such payroll deductions during the Offering Period shall not

2

exceed 10% of the participant’s aggregate Compensation during said Offering Period. For the avoidance of doubt, the maximum number of shares of Common Stock that may be purchased by any participant during an Offering Period equals 10% of the participant’s Compensation during such Offering Period (or such higher percentage of Compensation as may have been previously approved under this Section 6(a) prior to the beginning of such Offering Period) divided by the fair market value of a share of Common Stock on the first day of such Offering Period. All payroll deductions made by a participant shall be credited to his or her account under the Plan. A participant may not make any additional payments into such account. The Board may at any time in its sole discretion adjust the minimum and maximum percentages of Compensation which a Participant may elect to have deducted with respect to a future Offering Period.

b)	A participant may discontinue his or her participation in the Plan as provided in paragraph 10, but may not adjust his or her rate of contribution during an Offering Period.

c)	Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and paragraph 3(b) herein, a participant’s payroll deductions may be decreased to 0% at such time during any Offering Period which is scheduled to end during the current calendar year so that the aggregate amount of all payroll deductions accumulated with respect to such Offering Period and any other Offering Period ending within the same calendar year equals $21,250. Payroll deductions shall recommence at the rate provided in such participant’s enrollment form at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in paragraph 10.

7.	Grant of Option.

a)	On the Offering Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on the Exercise Date of such Offering Period a number of shares of the Common Stock determined by dividing such Employee’s Contributions accumulated prior to such Exercise Date and retained in the participant’s account as of the Exercise Date by the lower of (i) 85% of the fair market value of a share of Common Stock on the Offering Date, or (ii) 85% or the fair market value of a share of the Common Stock on the Exercise Date; provided however, that such purchase shall be subject to the limitations set forth in paragraphs 3(b) and 12 hereof. The fair market value of a share of the Common Stock shall be determined as provided in paragraph 7(b) herein.

b)	The option price per share of the shares offered in a given Offering Period shall be the lower of (i) 85% of the fair market value of a share of the Common Stock on the Offering Date, or (ii) 85% of the fair market value of a share of the Common Stock on the Exercise Date. The fair market value of the Common Stock on a given date shall be the closing sale price per share of a share of the Common Stock on such date (or, the closing bid, if no sales were reported) as reported in The Wall Street Journal or, if not reported therein, such other source as the Board deems reliable.

8.	Exercise of Option. Unless a participant withdraws from the Plan as provided in paragraph 10, his or her option for the purchase of shares will be exercised automatically on the Exercise Date of the Offering Period, and the maximum number of full shares subject to option will be purchased for him or her at the applicable option price under paragraph 7(b) with the accumulated Contributions in his or her account. If a fractional number of shares results, then such number shall be rounded down to the next whole number and any unapplied cash shall be carried forward to the next Exercise Date, unless the participant requests a cash payment. The shares purchased upon exercise of an option hereunder shall be deemed to be transferred to the participant on the Exercise Date. During a participant’s lifetime, a participant’s option to purchase shares hereunder is exercisable only by him or her.

9.

Delivery. Upon the written request of a participant, certificates representing the shares purchased upon exercise of an option will be issued as promptly as practicable after the Exercise Date of each Offering Period to participants who wish to hold their shares in certificate form. Any cash remaining to the credit of a

3

participant’s account under the Plan after a purchase by him or her of shares at the termination of each Offering Period shall be carried forward to the next Exercise Date unless the participant requests a cash payment.

10.	Withdrawal; Termination of Employment.

a)	A participant may withdraw all but not less than all the Contributions credited to his or her account under the Plan at any time prior to the Exercise Date of an Offering Period by giving written notice to the Company. All of the participant’s Contributions credited to his or her account will be paid to him or her promptly after receipt of his or her notice of withdrawal and his or her option for the current period will be automatically terminated, and no further Contributions for the purchase of shares will be made during the Offering Period.

b)	Upon termination of the participant’s Continuous Status as an Employee prior to the Exercise Date of the Offering Period for any reason, including retirement or death, the Contributions credited to his or her account will be returned to him or her or, in the case of his or her death, to the person or persons entitled thereto under paragraph 14, and his or her option will be automatically terminated.

c)	In the event an Employee fails to remain in Continuous Status as an Employee of the Company for at least 20 hours per week during the Offering Period in which the Employee is a participant, he or she will be deemed to have elected to withdraw from the Plan and the Contributions credited to his or her account will be returned to him or her and his or her option terminated.

d)	A participant’s withdrawal from an Offering Period will not have any effect upon his or her eligibility to participate in a succeeding offering or in any similar plan which may hereafter be adopted by the Company.

(e)	The Board may at any time change the rules pertaining to the timing of withdrawals, limit the frequency of withdrawals, limit the frequency with which participants may withdraw and re-enroll in the Plan, and may impose a waiting period on participants who want to re-enroll following withdrawal.

11.	Interest. No interest shall accrue on the Contributions of a participant in the Plan.

12.	Stock.

a)	As of July 1, 2014 the maximum number of shares of Common Stock available for sale under the Plan shall be 750,000 shares plus any share reserve under the Plan immediately after completion of the Offering Period ending June 30, 2014, subject to adjustment upon changes in capitalization of the Company as provided in paragraph 18. If the total number of shares which would otherwise be subject to options granted pursuant to paragraph 7(a) hereof on the Offering Date of an Offering Period exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Company shall make a pro rata allocation of the shares remaining available for option grant in as uniform a manner as shall be practicable and as it shall determine to be equitable. Any amounts remaining in an Employee’s account not applied to the purchase of stock pursuant to this paragraph 12 shall be refunded on or promptly after the Exercise Date. In such event, the Company shall give written notice of such reduction of the number of shares subject to the option to each Employee affected thereby and shall similarly reduce the rate of Contributions, if necessary.

b)	The participant will have no interest or voting right in shares covered by his or her option until such option has been exercised.

13.

Administration. The Board shall administer the Plan. Subject to the provisions of the Plan and applicable law, the Board shall have the authority in its discretion: (a) to determine the fair market value; (b) to construe and interpret the terms of the Plan; (c) to correct any defect, supply any omission, or reconcile any inconsistency in the Plan in the manner and to the extent it shall deem desirable to carry out the purposes of the Plan; (d) to prescribe, amend, and rescind rules and regulations relating to the Plan; and (e) to make all

4

other determinations and take all other action described in the Plan or as the Board otherwise deems necessary or advisable for administering the Plan and effectuating its purposes.

14.	Designation of Beneficiary.

a)	A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant’s account under the Plan in the event of such participant’s death subsequent to the end of the Offering Period but prior to delivery to him or her of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant’s account under the Plan in the event of such participant’s death prior to the Exercise Date of the Offering Period. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

b)	Such designation of beneficiary may be changed by the participant (and his or her spouse, if any) at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant’s death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

15.	Transferability. Neither Contributions credited to a participant’s account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in paragraph 14 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with paragraph 10.

16.	Use of Funds. All Contributions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such Contributions.

17.	Reports. Individual accounts will be maintained for each participant in the Plan. Statements of account will be provided to participants from time to time and, for each Offering Period, will set forth the amounts of Contributions, the per share purchase price, the number of shares purchased and the remaining cash balance, if any.

18.	Adjustments Upon Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but have not yet been placed under option (collectively, the “Reserves”), as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

5

In the event of the proposed dissolution or liquidation of the Company, the Offering Period will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Period then in progress by setting a new Exercise Date (the “New Exercise Date”). If the Board shortens the Offering Period then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify each participant in writing, at least ten days prior to the New Exercise Date, that the Exercise Date for his or her option has been changed to the New Exercise Date and that his or her option will be exercised automatically on the New Exercise Date, unless prior to such date he or she has withdrawn from the Offering Period as provided in paragraph 10. For purposes of this paragraph, an option granted under the Plan shall be deemed to be assumed if, following the sale of assets or merger, the option confers the right to purchase, for each share of option stock subject to the option immediately prior to the sale of assets or merger, the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the sale of assets or merger was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock and the sale of assets or merger.

The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves, as well as the price per share of Common Stock covered by each outstanding option, in the event that the Company effects one or more reorganizations, recapitalizations, rights offerings or other increases or reductions of shares of its outstanding Common Stock, and in the event of the Company being consolidated with or merged into any other corporation.

19.	Amendment or Termination. The Board of Directors of the Company may at any time terminate or amend the Plan; except that (a) if the approval of any such amendment by the shareholders of the Company is required by Section 423 of the Code, such amendment shall not be effected without such approval, and (b) in no event may any amendment be made that would cause the Plan to fail to comply with Section 423 of the Code. Subject to paragraph 18, no action taken under this paragraph may adversely affect the rights of any participant to any then outstanding options.

20.	Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

21.	Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

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22.	Right to Terminate Employment. Nothing in the Plan or in any agreement entered into pursuant to the Plan shall confer upon any Employee or other optionee the right to continue in the employment of the Company or any Subsidiary, or affect any right which the Company or any Subsidiary may have to terminate the employment of such Employee or other optionee.

23.	Rights as a Stockholder. Neither the granting of an option nor a deduction from payroll shall constitute an Employee the owner of Shares covered by an option. No optionee shall have any right as a stockholder unless and until an option has been exercised, and the Shares underlying the option have been registered in the Company’s share register.

24.	Term of Plan. The Plan, as amended and restated, shall be effective July 1, 2014 and shall continue in effect until June 30, 2019 unless sooner terminated under paragraph 19.

25.	Notification Upon Sale of Shares. Each participant agrees, by enrolling in the Plan, to promptly give the Company notice of any disposition of shares purchased under the Plan where such disposition occurs within two years after the date of grant of the option pursuant to which such shares were purchased.

26.	Issuance of Shares. Shares may be issued upon exercise of an Option from authorized but unissued Common Stock, from shares of Common Stock held in the treasury of the Company, or from any other proper source.

27.	Sub-Plans. The Board may adopt rules, procedures, or sub-plans applicable to particular subsidiaries or employees in particular locations that allow for participation in the Plan in a manner that may not comply with the requirements of Section 423 of the Code.

28.	Electronic Delivery. Any documents that the Company may use in the administration of the Plan, including but not limited to options to acquire shares of Common Stock during an Offering Period, may be delivered in paper or electronic medium (including email or the posting on a web site maintained by the Company or a third party under contract with the Company).

29.	Applicable Law. This Plan shall be governed in accordance with the laws of Delaware.

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ARIAD PHARMACEUTICALS, INC. 26 LANDSDOWNE STREET CAMBRIDGE, MA 02139

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. EDT on June 24, 2014. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by ARIAD Pharmaceuticals, Inc. in mailing proxy materials, you can consent to receiving all future notices of availability of proxy materials or proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. EDT on June 24, 2014. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M75407-P52831	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ARIAD PHARMACEUTICALS, INC.

The Board of Directors recommends you vote FOR the following:

1.	Election of Directors

	Nominees:			For	Against	Abstain

	1a.	Jay R. LaMarche		☐	☐	☐			For	Against	Abstain

	1b.	Norbert G. Riedel, Ph.D.		☐	☐	☐	4.	Approve amendments to our Amended and Restated 1997 Employee Stock Purchase Plan, as amended, to increase the number of shares available for issuance thereunder and extend the term.	☐	☐	☐

	1c.	Robert M. Whelan, Jr.		☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2 through 6.				For	Against	Abstain	5.	Approve, on an advisory basis, the compensation of our named executive officers, as disclosed in the proxy statement.	☐	☐	☐

2.	Approve the adoption of a Section 382 rights agreement designed to preserve the Company’s substantial amount of net operating loss carry forwards and other tax benefits.			☐	☐	☐	6.	Ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for 2014.	☐	☐	☐

3.	Approve the adoption of our new 2014 Long-Term Incentive Plan.			☐	☐	☐
NOTE: Transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

For address changes/comments, mark here. (see reverse for instructions)						☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]			Date				Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement, Annual Report and Shareholder Letter are available at www.proxyvote.com.

M75408-P52831

ARIAD PHARMACEUTICALS, INC.

26 Landsdowne Street

Cambridge, Massachusetts 02139

ANNUAL MEETING OF STOCKHOLDERS JUNE 25, 2014

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby appoints Harvey J. Berger, M.D. and David L. Berstein, Esq., or either of them, as Proxies, with full power of substitution of each and authorizes them to represent and to vote all shares of the Common Stock of ARIAD Pharmaceuticals, Inc. (the “Company”) that the undersigned are entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Company’s offices at 26 Landsdowne Street, Cambridge, Massachusetts 02139 on Wednesday, June 25, 2014 at 10:00 a.m., Eastern Time, and at any adjournment or postponement thereof. The undersigned hereby directs the Proxies to vote on the matters set forth on the reverse side hereof, as specified by the undersigned, and to vote in accordance with their judgement on any other matters which may properly come before the Annual Meeting, all as indicated in the Notice of Annual Meeting of Stockholders, receipt of which is hereby acknowledged.

This proxy, when properly executed, will be voted as directed herein by the undersigned stockholder(s). If no direction is given, this proxy will be voted “FOR” the election of each of the directors and proposals 2, 3, 4, 5 and 6.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Continued and to be marked, dated and signed on reverse side